Document And Entity Information	3 Months Ended
Nov. 08, 2011
Entity Registrant Name	KINDER MORGAN, INC.
Entity Central Index Key	0001506307
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Document Type	S-4
Amendment Flag	false
Document Period End Date	Nov 10, 2011

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Millions, except Per Share data	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues
Natural gas sales	$ 2,594.9	$ 2,831.3	$ 3,614.4	$ 3,137.2	$ 7,705.8
Services	2,317.6	2,248.9	3,024.7	2,739.1	2,904
Product sales and other	1,335.1	1,156.5	1,551.5	1,308.9	1,485
Total Revenues	6,247.6	6,236.7	8,190.6	7,185.2	12,094.8
Operating Costs, Expenses and Other
Gas purchases and other costs of sales	2,641.5	2,829.2	3,612.9	3,068.5	7,744
Operations and maintenance	1,201.1	1,103.9	1,422.3	1,159.9	1,318
Depreciation, depletion and amortization	807.6	813.7	1,078.8	1,070.2	918.4
General and administrative	399.2	528.7	631.1	373	352.5
Taxes, other than income taxes	141.4	128.1	171.4	137	191.4
Goodwill impairment expense			0	0	4,033.3
Other expense (income)	(12.3)	2.2	(6.6)	(30.6)	9.3
Total Operating Costs, Expenses and Other	5,178.5	5,405.8	6,909.9	5,778	14,566.9
Operating Income (loss)	1,069.1	830.9	1,280.7	1,407.2	(2,472.1)
Other Income (Expense)
Earnings (loss) from equity investments	214.7	(256.1)	(186.2)	221.9	201.1
Amortization of excess cost of equity investments	(4.9)	(4.3)	(5.8)	(5.8)	(5.7)
Interest expense	(524.2)	(493.8)	(668.3)	(599.1)	(675.8)
Interest income	19.1	17.9	23.4	25.7	47.5
Loss on remeasurement of previously held equity interest in KinderHawk (Note 2)	(167.2)	0
Other, net	11	9.7	24.1	49.5	7
Total Other Income (Expense)	(451.5)	(726.6)	(812.8)	(307.8)	(425.9)
Income (Loss) from Continuing Operations Before Income Taxes	617.6	104.3	467.9	1,099.4	(2,898)
Income Tax (Expense) Benefit	(250.2)	29.1	(167.6)	(326.6)	(304.3)
Income (Loss) from Continuing Operations	367.4	133.4	300.3	772.8	(3,202.3)
Income (Loss) from Discontinued Operations, Net of Tax	(0.5)	(0.4)	(0.7)	0.3	(0.9)
Net Income (Loss)	366.9	133	299.6	773.1	(3,203.2)
Net Loss (Income) Attributable to Noncontrolling Interests	71.7	(237.3)	(340.9)	(278.1)	(396.1)
Net Income (Loss) Attributable to Kinder Morgan, Inc.	$ 438.6	$ (104.3)	$ (41.3)	$ 495	$ (3,599.3)
Diluted Weighted Average Number of Shares
Dividends Per Common Share Declared (in dollars per share)	$ 0.74
Class P [Member]
Basic Earnings Per Common Share
Basic Earnings Per Common Share (in dollars per share)	$ 0.52
Basic Weighted Average Number of Shares Outstanding
Basic Weighted Average Number of Shares Outstanding (in shares)	110.8
Diluted Earnings Per Common Share
Diluted Earnings Per Common Share (in dollars per share)	$ 0.52
Diluted Weighted Average Number of Shares
Diluted Weighted Average Number of Shares (in shares)	707.4
Class A [Member]
Basic Earnings Per Common Share
Basic Earnings Per Common Share (in dollars per share)	$ 0.48
Basic Weighted Average Number of Shares Outstanding
Basic Weighted Average Number of Shares Outstanding (in shares)	596.2
Diluted Earnings Per Common Share
Diluted Earnings Per Common Share (in dollars per share)	$ 0.48
Diluted Weighted Average Number of Shares
Diluted Weighted Average Number of Shares (in shares)	596.2

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Kinder Morgan, Inc.
Net income (loss)	$ (41.3)	$ 495	$ (3,599.3)
Other comprehensive income (loss), net of tax (see Note 10)
Change in fair value of derivatives utilized for hedging purposes	(18.8)	(138.7)	212
Reclassification of change in fair value of derivatives to net income	21.2	(39.4)	117.1
Foreign currency translation adjustments	38.7	53.9	(68.7)
Benefit plan adjustments	(16.3)	2.8	(66.5)
Benefit plan amortization	6.6	6.9	0.4
Total other comprehensive income (loss)	31.4	(114.5)	194.3
Total comprehensive income (loss)	(9.9)	380.5	(3,405)
Noncontrolling Interests
Net income	340.9	278.1	396.1
Other comprehensive income (loss), net of tax (see Note 10)
Change in fair value of derivatives utilized for hedging purposes	(34.6)	(208.8)	295.4
Reclassification of change in fair value of derivatives to net income	85.7	45.7	301.1
Foreign currency translation adjustments	45.7	114.9	(149.6)
Benefit plan adjustments	(1.3)	(1.2)	1.9
Benefit plan amortization	0.2	0.1	(0.3)
Total other comprehensive income (loss)	95.7	(49.3)	448.5
Total comprehensive income	436.6	228.8	844.6
Total
Net income (loss)	299.6	773.1	(3,203.2)
Other comprehensive income (loss), net of tax (see Note 10)
Change in fair value of derivatives utilized for hedging purposes	(53.4)	(347.5)	507.4
Reclassification of change in fair value of derivatives to net income	106.9	6.3	418.2
Foreign currency translation adjustments	84.4	168.8	(218.3)
Benefit plan adjustments	(17.6)	1.6	(64.6)
Benefit plan amortization	6.8	7	0.1
Total other comprehensive income (loss)	127.1	(163.8)	642.8
Total comprehensive income (loss)	$ 426.7	$ 609.3	$ (2,560.4)

CONSOLIDATED BALANCE SHEETS (USD $) In Millions	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and cash equivalents	$ 2.9	$ 373.3	$ 165.6
Restricted deposits	41.8	90.5	52.5
Accounts, notes and interest receivable, net	830.2	971.4	916.3
Inventories	101.3	92	71.9
Gas in underground storage	27.2	2.2	43.5
Fair value of derivative contracts	135.2	24	20.8
Other current assets	68.6	104.4	109.7
Total current assets	1,478.2	1,786.9	1,380.3
Property, plant and equipment, net	17,715.9	17,070.7	16,803.5
Investments	3,668.7	4,291.1	3,695.6
Notes receivable	164	115	190.6
Goodwill	4,940.6	4,830.9	4,744.3
Other intangibles, net	1,201.3	339.2	259.8
Fair value of derivative contracts	771.5	301.7	293.3
Deferred charges and other assets	217.2	172.6	213.6
Total Assets	30,157.4	28,908.1	27,581
Current liabilities
Current portion of debt	1,216.6	750.9	172.1
Cash book overdrafts	41.9	34.3	36.6
Accounts payable	640.4	647.5	620.8
Accrued interest	126.8	310.4	292.1
Accrued taxes	102	44.7	58.3
Deferred revenues	92.1	96.7	76.1
Fair value of derivative contracts	71.9	281.5	272
Accrued other current liabilities	258.9	215.7	194.6
Total current liabilities	4,395	3,644.1	2,319.2
Long-term debt
Outstanding	1,942.5	2,779.2	2,772.2
Preferred interest in general partner of KMP	100	100	100
Value of interest rate swaps	1,146.8	656.3	361
Total long-term debt	13,851.5	13,812.9	13,240.7
Deferred income taxes	2,226.3	2,092.7	2,035.9
Fair value of derivative contracts	21.4	172.2	469.6
Other long-term liabilities and deferred credits	915.7	647.2	670.5
Total long-term liabilities and deferred credits	17,014.9	16,725	16,416.7
Total Liabilities	21,409.9	20,369.1	18,735.9
Commitments and contingencies
Members'/Stockholders' Equity
Preferred stock, $0.01 par value, 10,000,000 shares authorized, none outstanding	0	0
Additional paid-in capital	3,423.3	0
Retained earnings	56.5	0
Members' capital	0	3,575.6	4,338.4
Accumulated other comprehensive loss	(32.4)	(136.5)	(167.9)
Total Kinder Morgan, Inc.'s members'/stockholders' equity	3,455.5	3,439.1	4,170.5
Noncontrolling interests	5,292	5,099.9	4,674.6
Total Members'/Stockholders' Equity	8,747.5	8,539	8,845.1
Total Liabilities and Members'/Stockholders' Equity	30,157.4	28,908.1	27,581
Kinder Morgan Energy Partners, L.P [Member]
Current assets
Cash and cash equivalents	271	129.1
Current liabilities
Current portion of debt	1,844.4	1,262.4	596.6
Long-term debt
Outstanding	10,662.2	10,277.4	10,007.5
Class P [Member]
Members'/Stockholders' Equity
Common stock	1.1	0
Class A [Member]
Members'/Stockholders' Equity
Common stock	6	0
Class B [Member]
Members'/Stockholders' Equity
Common stock	1	0
Class C [Member]
Members'/Stockholders' Equity
Common stock	$ 0	$ 0

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2011
Stockholders' Equity
Preferred stock, par value (in dollars per share)	$ 0.01
Preferred stock, shares authorized (in shares)	10,000,000
Preferred stock, shares outstanding (in shares)	0
Class P [Member]
Stockholders' Equity
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized (in shares)	2,000,000,000
Common stock, shares issued (in shares)	110,898,898
Common stock, shares outstanding	110,898,898
Class A [Member]
Stockholders' Equity
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized (in shares)	707,000,000
Common stock, shares issued (in shares)	596,102,672
Common stock, shares outstanding	596,102,672
Class B [Member]
Stockholders' Equity
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized (in shares)	100,000,000
Common stock, shares issued (in shares)	100,000,000
Common stock, shares outstanding	100,000,000
Class C [Member]
Stockholders' Equity
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized (in shares)	2,462,927
Common stock, shares issued (in shares)	2,462,927
Common stock, shares outstanding	2,462,927

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows From Operating Activities
Net income (loss)	$ 366.9	$ 133	$ 299.6	$ 773.1	$ (3,203.2)
Adjustments to reconcile net income to net cash provided by operating activities
Loss (income) from discontinued operations, net of tax	0.5	0.4	0.7	(0.3)	0.9
Loss on early extinguishment of debt			0	0	23.6
Depreciation, depletion and amortization	807.6	813.7	1,078.8	1,070.2	918.4
Impairment of goodwill			0	0	4,033.3
Deferred income taxes	77.6	(204.7)	1.9	60.6	(496.4)
Amortization of excess cost of equity investments	4.9	4.3	5.8	5.8	5.7
Loss on remeasurement of previously held equity interest in KinderHawk (Note 2)	167.2	0
Income from the allowance for equity funds used during construction			(0.7)	(22.7)	(10.9)
(Income) loss from the sale or casualty of property, plant and equipment and other net assets			(15.4)	(30.4)	9.2
(Earnings) loss from equity investments	(214.7)	256.1	186.2	(221.9)	(201.1)
Mark-to-market interest rate swap gain			0	0	(19.8)
Distributions from equity investments	200.9	154.9	219.8	277	241.6
Proceeds from termination of interest rate swap agreements	73	0	157.6	146	192
Pension contributions in excess of expense	(9.7)	(8.5)	(14.6)	(7.7)	0
Changes in components of working capital
Accounts receivable	34.9	105.1	18.2	47.6	60.6
Inventories	9.3	(12.8)	(20.8)	(20)	(7.9)
Other current assets	(1.8)	23.1	40.3	(93.6)	(16.9)
Accounts payable	(7.3)	(20.5)	(4.2)	(180.5)	(99.3)
Accrued interest	(183.7)	(165.6)	18.4	50.2	0.7
Accrued taxes	36.4	57.7	(4.8)	(131.6)	109
Accrued liabilities	(1.5)	(44.8)	(45.3)	(125)	(119.1)
Going Private transaction litigation reserve adjustment	0	200
Rate reparations, refunds and other litigation reserve adjustments	160.4	(48.3)	(34.3)	2.5	(13.7)
Other, net	67.6	(24)	24.8	(11.3)	(9.1)
Cash Flows Provided by Continuing Operations	1,588.5	1,219.1	1,912	1,588	1,397.6
Net Cash Flows Used in Discontinued Operations	(0.8)	(0.6)	(1)	(0.5)	(0.8)
Net Cash Provided by Operating Activities	1,587.7	1,218.5	1,911	1,587.5	1,396.8
Cash Flows From Investing Activities
Proceeds from sale of 80% interest in NGPL PipeCo LLC net of $1.1 cash sold			0	0	2,899.3
Proceeds from NGPL PipeCo LLC restricted cash			0	0	3,106.4
Acquisitions of equity investments	(901)	(929.7)	(925.7)	(36)	0
Acquisitions of assets	(44)	(243.1)	(287.5)	(292.9)	(47.6)
Repayments (loans) from customers			0	109.6	(109.6)
Capital expenditures	(845)	(726.8)	(1,002.5)	(1,324.3)	(2,545.3)
Deconsolidation of variable interest entity due to the implementation of ASU 2009-17 (Note 18)	0	(17.5)	(17.5)	0	0
Sale or casualty of property, plant and equipment, investments and other net assets, net of removal costs	29	21.5	49.3	47.9	111.1
Net proceeds from (investments in) margin and restricted deposits	55.1	19.2	(35.4)	(55.7)	71
Contributions to investments	(297)	(210.3)	(299.3)	(2,051.8)	(366.2)
Distributions from equity investments in excess of cumulative earnings	185	187.9	224.5	125.7	98.1
Other, net	3	0	7	0	(7.2)
Net Cash (Used in) Provided by Investing Activities	(1,814.9)	(1,898.8)	(2,287.1)	(3,477.5)	3,210
Cash Flows From Financing Activities
Issuance of debt	1,749.6	994.2	2,233.1	1,028.9	1,467.2
Payment of debt	(2,124.6)	(873)	(1,655.3)	(871.7)	(7,611.5)
Repayments from related party	29.3	1.3	2.7	3.7	2.7
Discount on early extinguishment of debt			0	0	69.2
Debt issue costs	(19.4)	(24.4)	(31)	(16.9)	(15.9)
Increase (decrease) in cash book overdrafts	7.6	(5.2)	(2.2)	(8.5)	14.5
Cash dividends	(557.3)	(500)	(700)	(650)	0
Contributions from noncontrolling interests	816.9	636.6	758.7	1,155.6	561.5
Distributions to noncontrolling interests	(706.6)	(622.4)	(848.7)	(744)	(630.3)
Other, net	(0.3)	0	(0.4)	(0.9)	10.9
Net Cash Provided by (Used in) Financing Activities	13.5	710.3	710.6	1,931	(4,628.1)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(14.8)	1	2.3	6	(8.7)
Net (decrease) increase in Cash and Cash Equivalents	(228.5)	31	336.8	47	(30)
Cash and Cash Equivalents, beginning of period	502.4	165.6	165.6	118.6	148.6
Cash and Cash Equivalents, end of period	273.9	196.6	502.4	165.6	118.6
Noncash Investing and Financing Activities
Assets acquired by the assumption or incurrence of liabilities	179.5	12.5	13.8	7.7	4.8
Assets acquired by contributions from noncontrolling interests	23.7	81.7	81.7	5	0
Interest expense recognized from early extinguishment of debt			0	0	87.5
Subordinated notes acquired by exchange of preferred equity interest			0	0	111.4
Contribution of net assets to investments	7.9	0	20	0	0
Sale of investment ownership interest in exchange for note	4.1	0
Supplemental Disclosures of Cash Flow Information
Cash paid during the period for interest (net of capitalized interest)	668.6	607.1	627.9	572.8	649.9
Net cash paid during the period for income taxes (net of refunds)	177.3	143.2	146.9	401.1	657.3
Kinder Morgan Energy Partners, L.P [Member]
Cash Flows From Financing Activities
Issuance of debt	6,356.4	5,704.2	7,140.1	6,891.9	9,028.6
Payment of debt	$ (5,538.1)	$ (4,601)	$ (6,186.4)	$ (4,857.1)	$ (7,525)

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (USD $) In Millions	12 Months Ended
Dec. 31, 2008
Cash Flows From Investing Activities
Cash sold in sale of 80% interest in NGPL PipeCo LLC	$ 1.1

CONSOLIDATED STATEMENTS OF MEMBERS' EQUITY (USD $) In Millions	9 Months Ended	12 Months Ended
	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Members' Capital
Beginning balance	$ 4,338.4	$ 4,338.4	$ 4,457.7	$ 8,069.2
Beginning balance (in shares)	7,914.4	7,914.4	7,914.4	7,914.4
Impact of KMP's equity transactions (Note 10)		(27.5)	28.1	(19.8)
A-1 and B unit amortization		6.1	7.6	7.6
Net income (loss)	(104.3)	(41.3)	495	(3,599.3)
Cash dividends		(700)	(650)	0
Other		(0.1)	0	0
Ending balance		3,575.6	4,338.4	4,457.7
Ending balance (in shares)		7,914.4	7,914.4	7,914.4
Accumulated Other Comprehensive Income (Loss)
Beginning balance	(167.9)	(167.9)	(53.4)	(247.7)
Change in fair value of derivatives utilized for hedging purposes		(18.8)	(138.7)	212
Reclassification of change in fair value of derivatives to net income		21.2	(39.4)	117.1
Foreign currency translation adjustments		38.7	53.9	(68.7)
Benefit plan adjustments		(16.3)	2.8	(66.5)
Benefit plan amortization		6.6	6.9	0.4
Ending balance		(136.5)	(167.9)	(53.4)
Total Kinder Morgan, Inc.'s Members' Equity		3,439.1	4,170.5	4,404.3
Total Kinder Morgan, Inc.'s Members' Equity (in shares)		7,914.4	7,914.4	7,914.4
Noncontrolling interests
Beginning balance	4,674.6	4,674.6	4,072.6	3,314
Impact from equity transactions of KMP		43	(43.8)	(21.4)
Distributions to noncontrolling interests		(848.7)	(745.5)	(630.7)
Contributions from noncontrolling interests		840.1	1,160.6	561.5
Implementation of ASU 2009-17 (Notes 10 and 18)		(45.9)	0	0
Other		0.2	1.9	4.6
Comprehensive income
Net income	237.3	340.9	278.1	396.1
Change in fair value of derivatives used for hedging purposes		(34.6)	(208.8)	295.4
Reclassification of change in fair value of derivatives to net income		85.7	45.7	301.1
Foreign currency translation adjustments		45.7	114.9	(149.6)
Benefit plan adjustments		(1.3)	(1.2)	1.9
Benefit plan amortization		0.2	0.1	(0.3)
Total comprehensive income		436.6	228.8	844.6
Ending balance		5,099.9	4,674.6	4,072.6
Total Members' Equity		$ 8,539	$ 8,845.1	$ 8,476.9
Total Members' Equity (in shares)		7,914.4	7,914.4	7,914.4

General	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
General [Abstract]
General
1.  General

Organization

On February 10, 2011, we converted from a Delaware limited liability company to a Delaware corporation and we changed our name from Kinder Morgan Holdco LLC to Kinder Morgan, Inc. Our subsidiary formerly known as Kinder Morgan, Inc. was renamed Kinder Morgan Kansas, Inc., and is referred to in these financial statements for all periods as Kinder Morgan Kansas, Inc. On February 16, 2011, we completed the initial public offering of our common stock (the offering). All of the common stock that was sold in the offering was sold by our existing investors consisting of funds advised by or affiliated with Goldman Sachs & Co., Highstar Capital LP, The Carlyle Group and Riverstone Holdings LLC. No members of management sold shares in the offering and we did not receive any proceeds from the offering. Our common stock trades on the New York Stock Exchange under the symbol “KMI.” For additional information on the offering, see Note 5 “Stockholders’ Equity—Initial Public Offering.”

On October 16, 2011, KMI and El Paso Corporation announced a definitive agreement whereby KMI will acquire all of the outstanding shares of El Paso in a transaction that will create an enterprise valued at approximately  $94 billion (sum of market equity value and debt outstanding) which owns and/or operates 80,000 miles of pipelines.  The total purchase price, including the assumption of debt outstanding at both El Paso Corporation and El Paso Pipeline Partners, L.P., is approximately  $38 billion.  See Note 2 —“Investments, Acquisitions and Divestitures—Subsequent Events.”

We own the general partner and approximately 11% of the limited partner interests of Kinder Morgan Energy Partners, L.P., referred to in this report as “KMP”. KMP is a publicly traded pipeline limited partnership whose limited partner units are traded on the New York Stock Exchange under the ticker symbol “KMP.”  Primarily through KMP, we operate or own an interest in approximately 37,000 miles of pipelines and approximately 180 terminals. These pipelines transport natural gas, refined petroleum products, crude oil, carbon dioxide and other products, and these terminals store petroleum products and chemicals, and handle such products as ethanol, coal, petroleum coke and steel. Unless the context requires otherwise, references to “we,” “us,” “our,” “KMI,” or the “Company” are intended to mean Kinder Morgan, Inc. and our consolidated subsidiaries including Kinder Morgan Kansas, Inc. and KMP.

Kinder Morgan Management, LLC, referred to in this report as “KMR,” is a publicly traded Delaware limited liability company. Kinder Morgan G.P., Inc., the general partner of KMP and a wholly owned subsidiary of ours, owns all of KMR’s voting shares. KMR, pursuant to a delegation of control agreement, has been delegated, to the fullest extent permitted under Delaware law and KMP’s partnership agreement, all of Kinder Morgan G.P., Inc.’s power and authority to manage and control the business and affairs of KMP, subject to Kinder Morgan G.P., Inc.’s right to approve certain transactions.

On May 30, 2007, we acquired Kinder Morgan Kansas, Inc. through a wholly owned subsidiary. See Note 2 of our consolidated financial statements in our audited December 31, 2010 consolidated financial statements and related notes. This transaction is referred to in this report as “the Going Private transaction.” Effective with the closing of the Going Private transaction, all of our assets and liabilities were recorded at their estimated fair market values based on an allocation of the aggregate purchase price paid in the Going Private transaction.

Basis of Presentation

We have prepared our accompanying unaudited consolidated financial statements under the rules and regulations of the United States Securities and Exchange Commission. These rules and regulations conform to the accounting principles contained in the Financial Accounting Standards Board’s Accounting Standards Codification, the single source of generally accepted accounting principles in the United States of America and referred to in this report as the Codification. Under such rules and regulations, we have condensed or omitted certain information and notes normally included in financial statements prepared in conformity with the Codification. We believe, however, that our disclosures are adequate to make the information presented not misleading.

In addition, our consolidated financial statements reflect normal adjustments, and also recurring adjustments that are, in the opinion of our management, necessary for a fair statement of our financial results for the interim periods, and certain amounts from prior periods have been reclassified to conform to the current presentation. Interim results are not necessarily indicative of results for a full year; accordingly, you should read these consolidated financial statements in conjunction with our audited December 31, 2010 consolidated financial statements and related notes.

Our accounting records are maintained in United States dollars, and all references to dollars are United States dollars, except where stated otherwise. Canadian dollars are designated as C $. Our consolidated financial statements include our accounts and those of our majority-owned subsidiaries as well as the accounts of KMP and KMR. Investments in jointly owned operations in which we hold a 50% or less interest (other than KMP and KMR, because we have the ability to exercise significant control over their operating and financial policies) are accounted for under the equity method. All significant intercompany transactions and balances have been eliminated.

Notwithstanding the consolidation of KMP and its subsidiaries into our financial statements, we are not liable for, and our assets are not available to satisfy, the obligations of KMP and/or its subsidiaries and vice versa, except as discussed in the following paragraph. Responsibility for payments of obligations reflected in our or KMP’s financial statements is a legal determination based on the entity that incurs the liability.

In conjunction with KMP’s acquisition of certain natural gas pipelines from us, we agreed to indemnify KMP with respect to approximately  $733.5 million of its debt. We would be obligated to perform under this indemnity only if KMP’s assets were unable to satisfy its obligations.

     Earnings per Share

Earnings per share is calculated using the two-class method. Earnings are allocated to each class of common stock based on the amount of dividends declared in the current period for each class of stock plus an allocation of the undistributed earnings or excess distributions over earnings to the extent that each security shares in earnings or excess distributions over earnings. For the investor retained stock the allocation of undistributed earnings or excess distributions over earnings is in direct proportion to the maximum number of Class P shares into which it can convert.

For the Class P diluted per share computations, total net income attributable to Kinder Morgan, Inc. is divided by the adjusted weighted average shares outstanding during the period, including all dilutive potential shares. This includes the Class P shares into which the investor retained stock is convertible. Investor retained stock is convertible into 596,102,672 Class P shares.  Thus, the number of Class P shares on a fully-converted basis is the same before and after any conversion of our investor retained stock. Each time one Class P share is issued upon conversion of investor retained stock, the number of Class P shares goes up by one, and the number of Class P shares into which the investor retained stock is convertible goes down by one. Accordingly, there is no difference between Class P basic and diluted earnings per share because the conversion of Class A, Class B, and Class C shares into Class P shares does not impact the number of Class P shares on a fully-converted basis. As no securities are convertible into Class A shares, the basic and diluted earnings per share computations for Class A shares are the same.

The following tables set forth the computation of basic and diluted earnings per share for the period February 11, 2011 (the date of our initial public offering) through September 30, 2011 (in millions, except per share amounts):

	February 11, 2011 through September 30, 2011
	Net Income Available to Shareholders
	Class P	Class A	Participating Securities (a)	Total
Net income attributable to KMI for the nine months ended September 30, 2011				$438.6
Less: net income attributable to KMI members prior to incorporation				(70.6)
Net income attributable to shareholders				368.0
Dividends declared during period	$48.8	$237.3	$25.4	(311.5)
Remaining undistributed earnings	8.9	47.6	-	$56.5

Total net income attributable to shareholders	$57.7	$284.9	$25.4	$368.0

Basic Earnings Per Share

Basic Weighted Average Number of Shares Outstanding(d)	110.8	596.2	N/A

Basic Earnings per Common Share(b)	$0.52	$0.48	N/A

Diluted Earnings per Share

Total net Income attributable to shareholders and assumed conversions(c)	$368.0	$284.9	N/A

Diluted Weighted Average Number of Shares(d)	707.4	596.2	N/A

Diluted Earnings per Common Share(b)	$0.52	$0.48	N/A
____________
(a)	Participating securities include Class B shares, Class C shares, and 1,193,891 unvested restricted stock awards issued to non-senior management employees that contain rights to dividends.

(b)
The Class A shares earnings per share as compared to the Class P shares earnings per share has been reduced due to the sharing of economic benefits (including dividends) amongst the Class A, B, and C shares. Class A, B and C shares owned by Richard Kinder, the Sponsor Investors, the Original Shareholders, and Other Management are referred to as “investor retained stock,” and are convertible into a fixed number of Class P shares. In the aggregate, our investor retained stock is entitled to receive a dividend per share on a fully converted basis equal to the dividend per share on our common stock. The conversion of shares of investor retained stock into Class P shares will not increase our total fully-converted shares outstanding, impact the aggregate dividends we pay or the dividends we pay per share on our Class P common stock.

(c)
For the diluted earnings per share calculation, total net income attributable to each class of common stock is divided by the adjusted weighted average shares outstanding during the period, including all dilutive potential shares.

(d)	The weighted average shares outstanding calculation is based on the actual days in which the shares were outstanding for the period from February 11, 2011 to September 30, 2011.

1.  General

On February 10, 2011, we converted from a Delaware limited liability company to a Delaware corporation and we changed our name from Kinder Morgan Holdco LLC to Kinder Morgan, Inc. Our subsidiary formerly known as Kinder Morgan, Inc. was renamed Kinder Morgan Kansas, Inc., and is referred to in these financial statements as Kinder Morgan, Kansas, Inc.  On February 16, 2011, we completed the initial public offering of our common stock (the offering).  All of the common stock that was sold in the offering was sold by our existing investors consisting of funds advised by or affiliated with Goldman Sachs & Co., Highstar Capital LP, The Carlyle Group and Riverstone Holdings LLC. No members of management sold shares in the offering and we did not receive any proceeds from the offering.  Other than the company name changes, these conversion transactions have not been reflected in our consolidated financial statements and the notes thereto. For additional information on the offering, see Note 10 “Members' Equity-Subsequent Events-Initial Public Offering.”

Kinder Morgan, Inc. was formed August 23, 2006 principally for the purpose of acquiring (through a wholly owned subsidiary) all of the common stock of Kinder Morgan Kansas, Inc. The merger closed on May 30, 2007 with Kinder Morgan Kansas, Inc. continuing as a surviving legal entity. This transaction is referred to herein as the “Going Private Transaction. Unless the context requires otherwise, references to “we,” “us,” “our,” or the “Company” are intended to mean Kinder Morgan, Inc. and its consolidated subsidiaries including Kinder Morgan Kansas, Inc.

We own the general partner and approximately 11% of the limited partner interests of Kinder Morgan Energy Partners, L.P., referred to in this report as KMP.  KMP is a publicly traded pipeline limited partnership whose limited partner units are traded on the New York Stock Exchange under the ticker symbol “KMP.”  Primarily through KMP, we operate or own an interest in approximately 37,000 miles of pipelines and approximately 180 terminals.  These pipelines transport natural gas, gasoline, crude oil, carbon dioxide and other products, and these terminals store petroleum products, chemicals and handle bulk materials like coal and petroleum coke.

Kinder Morgan Management, LLC, referred to in this report as “KMR,” is a publicly traded Delaware limited liability company.  Kinder Morgan G.P., Inc., the general partner of KMP and a wholly owned subsidiary of ours, owns all of Kinder Morgan Management's voting shares.  KMR, pursuant to a delegation of control agreement, has been delegated, to the fullest extent permitted under Delaware law, all of Kinder Morgan G.P., Inc.'s power and authority to manage and control the business and affairs of KMP, subject to Kinder Morgan G.P., Inc.'s right to approve certain transactions.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2.  Summary of Significant Accounting Policies

Basis of Presentation

Our accounting records are maintained in United States dollars, and all references to dollars are United States dollars, except where stated otherwise.  Canadian dollars are designated as C $.

Our accompanying consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and certain amounts from prior years have been reclassified to conform to the current presentation.  Effective September 30, 2009, the Financial Accounting Standards Boards' Accounting Standards Codification became the single source of generally accepted accounting principles, and in this report, we refer to the Financial Accounting Standards Board as the FASB and the FASB Accounting Standards Codification as the Codification.

Our consolidated financial statements include the accounts of Kinder Morgan, Inc. and our majority-owned subsidiaries, as well as those of (i) KMP; (ii) KMR and (iii) and prior to January 1, 2010, Triton Power Company LLC, in which Kinder Morgan Kansas, Inc. had a preferred investment. Except for KMP, KMR and Triton Power Company LLC, investments in 50% or less owned operations are accounted for under the equity method. All material intercompany transactions and balances have been eliminated.

Notwithstanding the consolidation of KMP and its subsidiaries into our financial statements and into Kinder Morgan Kansas, Inc.'s financial statements, we and Kinder Morgan Kansas, Inc. are not liable for, and our assets are not available to satisfy, the obligations of KMP and/or its subsidiaries and vice versa, except as discussed in the following paragraph.  Responsibility for payments of obligations reflected in our, Kinder Morgan Kansas, Inc.'s or KMP's financial statements is a legal determination based on the entity that incurs the liability.

In conjunction with KMP's acquisition of certain natural gas pipelines from Kinder Morgan Kansas, Inc., Kinder Morgan Kansas, Inc. agreed to indemnify KMP with respect to approximately  $733.5 million of its debt.  Kinder Morgan Kansas, Inc. would be obligated to perform under this indemnity only if KMP's assets were unable to satisfy its obligations.

Going Private Transaction

The Going Private Transaction was accounted for under the purchase method of accounting with the assets acquired and liabilities assumed recorded at their fair market values as of the acquisition date based on an allocation of the aggregate purchase price paid in the Going Private Transaction, resulting in a new basis of accounting effective with the closing of the Going Private Transaction. To the extent that we consolidated less than wholly owned subsidiaries (such as KMP and KMR), the reported assets and liabilities for these entities were given a new accounting basis only to the extent of our economic ownership interest in those entities. Therefore, the assets and liabilities of these entities are included in our financial statements, in part, at a new accounting basis reflecting our purchase of our economic interest in these entities (approximately 50% in the case of KMP and 14% in the case of KMR). The remaining percentage of these assets and liabilities, reflecting the continuing noncontrolling ownership interest, is included at its historical accounting basis.

Use of Estimates

Certain amounts included in or affecting our financial statements and related disclosures must be estimated, requiring us to make certain assumptions with respect to values or conditions which cannot be known with certainty at the time our financial statements are prepared.  These estimates and assumptions affect the amounts we report for assets and liabilities, our revenues and expenses during the reporting period, and our disclosure of contingent assets and liabilities at the date of our financial statements.  We evaluate these estimates on an ongoing basis, utilizing historical experience, consultation with experts and other methods we consider reasonable in the particular circumstances.  Nevertheless, actual results may differ significantly from our estimates.  Any effects on our business, financial position or results of operations resulting from revisions to these estimates are recorded in the period in which the facts that give rise to the revision become known.

In addition, we believe that certain accounting policies are of more significance in our financial statement preparation process than others, and set out below are the principal accounting policies we apply in the preparation of our consolidated financial statements.

Cash Equivalents

We define cash equivalents as all highly liquid short-term investments with original maturities of three months or less.

Restricted Deposits

As of December 31, 2010, our restricted deposits totaled  $90.5 million and consisted of restricted deposits associated with KM Insurance, Ltd., a Bermuda insurance company and wholly-owned subsidiary of KMI, and  $50.0 million in a third-party escrow account at KMP to comply with contractual stipulations related to its equity investment in Watco Companies, LLC.  In January 2011, the funds were released from escrow and KMP used the cash for its investment.  For additional information on this investment, see Note 3 “Acquisitions and Divestitures-Acquisitions Subsequent to December 31, 2010.”  As of December 31, 2009, our restricted deposits totaled  $52.5 million and consisted of restricted deposits associated with KM Insurance, Ltd. and cash margin deposits associated with KMP's energy commodity contract positions and over-the-counter swap partners.

Accounts Receivable

The amounts reported as “Accounts, notes and interest receivable, net” on our accompanying consolidated balance sheets as of December 31, 2010 and 2009 primarily consist of amounts due from third party payors (unrelated entities).  For information on receivables due to us from related parties, see Note 11.

Our policy for determining an appropriate allowance for doubtful accounts varies according to the type of business being conducted and the customers being served.  Generally, we make periodic reviews and evaluations of the appropriateness of the allowance for doubtful accounts based on a historical analysis of uncollected amounts, and we record adjustments as necessary for changed circumstances and customer-specific information.  When specific receivables are determined to be uncollectible, the reserve and receivable are relieved.  The following table shows our balance of the allowance for doubtful accounts and activity for the years ended December 31, 2010, 2009 and 2008 (in millions):

Valuation and Qualifying Accounts

Allowance for doubtful accounts	Balance at beginning of period	Additions charged to costs and expenses	Additions charged to other accounts	Deductions(a)	Balance at end of period

Year ended December 31, 2010	$5.4	$2.3	$-	$(0.9)	$6.8

Year ended December 31, 2009	$6.2	$0.5	$-	$(1.3)	$5.4

Year ended December 31, 2008	$7.0	$0.7	$-	$(1.5)	$6.2
____________

(a)	Deductions represent the write-off of receivables and currency translation adjustments.

In addition, the balances of “Accrued other current liabilities” in our accompanying consolidated balance sheets include amounts related to customer prepayments of approximately  $7.1 million and  $10.9 million as of December 31, 2010 and 2009, respectively.

Inventories

Our inventories of products consist of natural gas liquids, refined petroleum products, natural gas, carbon dioxide and coal.  We report these assets at the lower of weighted-average cost or market, and in December 2008, we recognized a lower of cost or market adjustment of  $12.9 million in the CO2-KMP business segment.  We report materials and supplies inventories at cost, and periodically review for physical deterioration and obsolescence.

As of December 31, 2010 and 2009, the value of natural gas in our underground storage facilities under the weighted-average cost method was  $2.2 million and  $43.5 million, respectively, and we reported these amounts separately as “Gas in underground storage” in our accompanying consolidated balance sheets.

Gas Imbalances

We value gas imbalances due to or due from interconnecting pipelines at the lower of cost or market, per our quarterly imbalance valuation procedures.  Gas imbalances represent the difference between customer nominations and actual gas receipts from, and gas deliveries to, our interconnecting pipelines and shippers under various operational balancing and shipper imbalance agreements.  Natural gas imbalances are either settled in cash or made up in-kind subject to the pipelines' various tariff provisions.  As of December 31, 2010 and 2009, our gas imbalance receivables-including both trade and related party receivables-totaled  $18.8 million and  $14.0 million, respectively, and we included these amounts within “Other current assets” on our accompanying consolidated balance sheets.  As of December 31, 2010 and 2009, our gas imbalance payables-including both trade and related party payables- totaled  $7.7 million and  $7.4 million, respectively, and we included these amounts within “Accrued other current liabilities” on our accompanying consolidated balance sheets.

Property, Plant and Equipment

Capitalization, Depreciation and Depletion and Disposals

We report property, plant and equipment at its acquisition cost.  We expense costs for maintenance and repairs in the period incurred.  As discussed below, for assets used in our oil and gas producing activities or in our unregulated bulk and liquids terminal activities, the cost of property, plant and equipment sold or retired and the related depreciation are removed from our balance sheet in the period of sale or disposition, and we record any related gains and losses from sales or retirements to income or expense accounts.  For our pipeline system assets, we generally charge the original cost of property sold or retired to accumulated depreciation and amortization, net of salvage and cost of removal.  We do not include retirement gain or loss in income except in the case of significant retirements or sales.  Gains and losses on minor system sales, excluding land, are recorded to the appropriate accumulated depreciation reserve.  Gains and losses for operating systems sales and land sales are booked to income or expense accounts in accordance with regulatory accounting guidelines.

We generally compute depreciation using the straight-line method based on estimated economic lives, however, for certain depreciable assets, we employ the composite depreciation method, applying a single depreciation rate for a group of assets.  Generally, we apply composite depreciation rates to functional groups of property having similar economic characteristics.  The rates range from 1.6% to 12.5%, excluding certain short-lived assets such as vehicles.  Depreciation estimates are based on various factors, including age (in the case of acquired assets), manufacturing specifications, technological advances and historical data concerning useful lives of similar assets.  Uncertainties that impact these estimates included changes in laws and regulations relating to restoration and abandonment requirements, economic conditions, and supply and demand in the area.  When assets are put into service, we make estimates with respect to useful lives (and salvage values where appropriate) that we believe are reasonable.  However, subsequent events could cause us to change our estimates, thus impacting the future calculation of depreciation and amortization expense.  Historically, adjustments to useful lives have not had a material impact on our aggregate depreciation levels from year to year.

Our oil and gas producing activities are accounted for under the successful efforts method of accounting.  Under this method costs that are incurred to acquire leasehold and subsequent development costs are capitalized.  Costs that are associated with the drilling of successful exploration wells are capitalized if proved reserves are found.  Costs associated with the drilling of exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of certain non-producing leasehold costs are expensed as incurred.  The capitalized costs of our producing oil and gas properties are depreciated and depleted by the units-of-production method.  Other miscellaneous property, plant and equipment are depreciated over the estimated useful lives of the asset.

A gain on the sale of  property, plant and equipment used in our oil and gas producing activities or in our bulk and liquids terminal activities is calculated as the difference between the cost of the asset disposed of, net of depreciation, and the sales proceeds received.  A gain on an asset disposal is recognized in income in the period that the sale is closed.  A loss on the sale of  property, plant and equipment is calculated as the difference between the cost of the asset disposed of, net of depreciation, and the sales proceeds received or the maket value if the asset is being held for sale.  A loss is recognized when the asset is sold or when the net cost of an asset held for sale is greater than the market value of the asset.

In addition, we engage in enhanced recovery techniques in which carbon dioxide is injected into certain producing oil reservoirs.  In some cases, the acquisition cost of the carbon dioxide associated with enhanced recovery is capitalized as part of our development costs when it is injected.  The acquisition cost associated with pressure maintenance operations for reservoir management is expensed when it is injected.  When carbon dioxide is recovered in conjunction with oil production, it is extracted and re-injected, and all of the associated costs are expensed as incurred.  Proved developed reserves are used in computing units of production rates for drilling and development costs, and total proved reserves are used for depletion of leasehold costs.  The units-of-production rate is determined by field.

As discussed in “-Inventories” above, we own and maintain natural gas in underground storage as part of our inventory. This component of our inventory represents the portion of gas stored in an underground storage facility generally known as “working gas,” and represents an estimate of the portion of gas in these facilities available for routine injection and withdrawal.  In addition to this working gas, underground gas storage reservoirs contain injected gas which is not routinely cycled but, instead, serves the function of maintaining the necessary pressure to allow efficient operation of the facility.  This gas, generally known as “cushion gas,” is divided into the categories of “recoverable cushion gas” and “unrecoverable cushion gas,” based on an engineering analysis of whether the gas can be economically removed from the storage facility at any point during its life.  The portion of the cushion gas that is determined to be unrecoverable is considered to be a permanent part of the facility itself (thus, part of our “Property, plant and equipment, net” balance in our accompanying consolidated balance sheets), and this unrecoverable portion is depreciated over the facility's estimated useful life.  The portion of the cushion gas that is determined to be recoverable is also considered a component of the facility but is not depreciated because it is expected to ultimately be recovered and sold.

Impairments

We measure long-lived assets that are to be disposed of by sale at the lower of book value or fair value less the cost to sell, and we review for the impairment of long-lived assets whenever events or changes in circumstances indicate that our carrying amount of an asset may not be recoverable.  We would recognize an impairment loss when estimated future cash flows expected to result from our use of the asset and its eventual disposition is less than its carrying amount.

We evaluate our oil and gas producing properties for impairment of value on a field-by-field basis or, in certain instances, by logical grouping of assets if there is significant shared infrastructure, using undiscounted future cash flows based on total proved and risk-adjusted probable and possible reserves.  For the purpose of impairment testing, we use the forward curve prices as observed at the test date; however, due to differences between the forward curve and spot prices, the forward curve cash flows may differ from the amounts presented in our supplemental information on oil and gas producing activities disclosed in Note 20.

Oil and gas producing properties deemed to be impaired are written down to their fair value, as determined by discounted future cash flows based on total proved and risk-adjusted probable and possible reserves or, if available, comparable market values.  Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment.  Due to the decline in crude oil and natural gas prices during 2008, on December 31, 2008, we conducted an impairment test on our oil and gas producing properties in the CO2-KMP business segment and determined that no impairment was necessary.

Allowance for Funds Used During Construction/Capitalized Interest

Included in the cost of our qualifying property, plant and equipment is (i) an allowance for funds used during construction (AFUDC) or upgrade for assets regulated by the Federal Energy Regulatory Commission or (ii) capitalized interest.  The primary difference between AFUDC and capitalized interest is that AFUDC may include a component for equity funds, while capitalized interest does not.  AFUDC on debt, as well as capitalized interest, represents the estimated cost of capital, from borrowed funds, during the construction period that is not immediately expensed, but instead is treated as an asset (capitalized) and amortized to expense over time in our income statements.

Total AFUDC on debt and capitalized interest in 2010, 2009 and 2008 was  $12.5 million,  $32.9 million and  $49.5 million, respectively.  Similarly, AFUDC on equity represents an estimate of the cost of capital funded by equity contributions, and in the years ended December 31, 2010, 2009 and 2008, we also capitalized approximately  $0.7 million,  $22.7 million and  $10.8 million, respectively, of equity AFUDC.

Asset Retirement Obligations

We record liabilities for obligations related to the retirement and removal of long-lived assets used in our businesses.  We record, as liabilities, the fair value of asset retirement obligations on a discounted basis when they are incurred, which is typically at the time the assets are installed or acquired.  Amounts recorded for the related assets are increased by the amount of these obligations.  Over time, the liabilities increase due to the change in their present value, and the initial capitalized costs are depreciated over the useful lives of the related assets.  The liabilities are eventually extinguished when the asset is taken out of service. For more information on our asset retirement obligations, see Note 5 “Property, Plant and Equipment-Asset Retirement Obligations.”

Equity Method of Accounting

We account for investments greater than 20% in affiliates-which we do not control, but do have the ability to exercise significant influence-by the equity method of accounting.  Under this method, our equity investments are carried originally at our acquisition cost, increased by our proportionate share of the investee's net income and by contributions made, and decreased by our proportionate share of the investee's net losses and by distributions received.

Goodwill

Goodwill represents the excess of the cost of an acquisition price over the fair value of the acquired net assets, and such amounts are reported separately as “Goodwill” on our accompanying consolidated balance sheets. Our total goodwill was  $4,830.9 million and  $4,744.3 million as of December 31, 2010 and 2009, respectively. Goodwill cannot be amortized, but instead must be tested for impairment annually or on an interim basis if events or circumstances indicate that the fair value of the asset has decreased below its carrying value. We perform our goodwill impairment test on May 31 of each year. See Note 7 for more information about goodwill and our annual impairment test.

Revenue Recognition Policies

We recognize revenues as services are rendered or goods are delivered and, if applicable, title has passed.  We generally sell natural gas under long-term agreements, generally based on Houston Ship Channel index posted prices.  In some cases, we sell natural gas under short-term agreements at prevailing market prices.  In all cases, we recognize natural gas sales revenues when the natural gas is sold to a purchaser at a fixed or determinable price, delivery has occurred and title has transferred, and collectibility of the revenue is reasonably assured.  The natural gas we market is primarily purchased gas produced by third parties, and we market this gas to power generators, local distribution companies, industrial end-users and national marketing companies.  We recognize gas gathering and marketing revenues in the month of delivery based on customer nominations and generally, our natural gas marketing revenues are recorded gross, not net of cost of gas sold.

In addition to storing and transporting a significant portion of the natural gas volumes we purchase and resell, we provide various types of natural gas storage and transportation services for third-party customers.  The natural gas remains the property of these customers at all times.  In many cases, generally described as firm service, the customer pays a two-part rate that includes (i) a fixed fee reserving the right to transport or store natural gas in our facilities and (ii) a per-unit rate for volumes actually transported or injected into/withdrawn from storage.  The fixed-fee component of the overall rate is recognized as revenue in the period the service is provided.  The per-unit charge is recognized as revenue when the volumes are delivered to the customers' agreed upon delivery point, or when the volumes are injected into/withdrawn from our storage facilities.  In other cases, generally described as interruptible service, there is no fixed fee associated with the services because the customer accepts the possibility that service may be interrupted at our discretion in order to serve customers who have purchased firm service.  In the case of interruptible service, revenue is recognized in the same manner utilized for the per-unit rate for volumes actually transported under firm service agreements.  In addition to our firm and interruptible transportation services, we also provide natural gas balancing services to assist customers in managing short-term gas surpluses or deficits.  Revenues are recognized based on the terms negotiated under these contracts.

We provide crude oil transportation services and refined petroleum products transportation and storage services to customers.  Revenues are recorded when products are delivered and services have been provided, and adjusted according to terms prescribed by the toll settlements with shippers and approved by regulatory authorities.

We recognize bulk terminal transfer service revenues based on volumes loaded and unloaded.  We recognize liquids terminal tank rental revenue ratably over the contract period.  We recognize liquids terminal throughput revenue based on volumes received and volumes delivered.  Liquids terminal minimum take-or-pay revenue is recognized at the end of the contract year or contract term depending on the terms of the contract.  We recognize transmix processing revenues based on volumes processed or sold, and if applicable, when title has passed.  We recognize energy-related product sales revenues based on delivered quantities of product.

Revenues from the sale of crude oil, natural gas liquids and natural gas production are recorded using the entitlement method.  Under the entitlement method, revenue is recorded when title passes based on our net interest.  We record our entitled share of revenues based on entitled volumes and contracted sales prices.  Since there is a ready market for oil and gas production, we sell the majority of our products soon after production at various locations, at which time title and risk of loss pass to the buyer.  As a result, we maintain a minimum amount of product inventory in storage.

Environmental Matters

We expense or capitalize, as appropriate, environmental expenditures that relate to current operations.  We expense expenditures that relate to an existing condition caused by past operations, which do not contribute to current or future revenue generation.  We do not discount environmental liabilities to a net present value, and we record environmental liabilities when environmental assessments and/or remedial efforts are probable and we can reasonably estimate the costs.  Generally, our recording of these accruals coincides with our completion of a feasibility study or our commitment to a formal plan of action.  We recognize receivables for anticipated associated insurance recoveries when such recoveries are deemed to be probable.

We routinely conduct reviews of potential environmental issues and claims that could impact our assets or operations.  These reviews assist us in identifying environmental issues and estimating the costs and timing of remediation efforts.  We also routinely adjust our environmental liabilities to reflect changes in previous estimates.  In making environmental liability estimations, we consider the material effect of environmental compliance, pending legal actions against us, and potential third-party liability claims.  Often, as the remediation evaluation and effort progresses, additional information is obtained, requiring revisions to estimated costs.  These revisions are reflected in our income in the period in which they are reasonably determinable.  For more information on our environmental disclosures, see Note 16.

Legal

We are subject to litigation and regulatory proceedings as the result of our business operations and transactions.  We utilize both internal and external counsel in evaluating our potential exposure to adverse outcomes from orders, judgments or settlements.  When we identify specific litigation that is expected to continue for a significant period of time and require substantial expenditures, we accrue an amount that appears to be better than any other estimate within the range.  To the extent that actual outcomes differ from our estimates, or additional facts and circumstances cause us to revise our estimates, our earnings will be affected.  In general, we expense legal costs as incurred and all recorded legal liabilities are revised as better information becomes available.  For more information on our legal disclosures, see Note 16.

Pensions and Other Postretirement Benefits

We fully recognize the overfunded or underfunded status of our consolidating subsidiaries' pension and postretirement benefit plans as either assets or liabilities on our balance sheet. A plan's funded status is the difference between the fair value of plan assets and the plan's benefit obligation. We record deferred plan costs and income-unrecognized losses and gains, unrecognized prior service costs and credits, and any remaining unamortized transition obligations-in accumulated other comprehensive income, until they are amortized to expense.  For more information on our pension and postretirement benefit disclosures; see Note 9.

Noncontrolling Interests

Noncontrolling interests represents the outstanding ownership interests in our consolidated subsidiaries that are not owned by us. On January 1, 2009, we adopted certain provisions concerning the accounting and reporting for noncontrolling interests included within the “Consolidation” Topic of the Codification.  Specifically, these provisions establish accounting and reporting standards that require (i) the ownership interests in subsidiaries held by parties other than the parent to be clearly identified, labeled, and presented in the consolidated balance sheet within equity, but separate from the parent's equity and (ii) the equity amount of consolidated net income attributable to the parent and to the noncontrolling interests to be clearly identified and presented on the face of the consolidated statement of income.

The adopted provisions apply prospectively, with the exception of the presentation and disclosure requirements, which must be applied retrospectively for all periods presented.  Accordingly, our consolidated net income and comprehensive income are now determined without deducting amounts attributable to our noncontrolling interests.  In our accompanying consolidated statements of income, the noncontrolling interests in the net income (or loss) of our consolidated subsidiaries is shown as an allocation of our consolidated net income and is presented separately as “Net income attributable to noncontrolling interests.”  In our accompanying consolidated balance sheets, noncontrolling interests represents the ownership interests in our consolidated subsidiaries' net assets held by parties other than us.  It is presented separately as “Noncontrolling interests” within “Members' Equity.”

Income Taxes

Income tax expense is recorded based on an estimate of the effective tax rate in effect or to be in effect during the relevant periods. Deferred income tax assets and liabilities are recognized for temporary differences between the basis of assets and liabilities for financial reporting and tax purposes. Changes in tax legislation are included in the relevant computations in the period in which such changes are effective. Deferred tax assets are reduced by a valuation allowance for the amount of any tax benefit we do not expect to be realized. Note 4 contains information about our income taxes, including the components of our income tax provision and the composition of our deferred income tax assets and liabilities.

In determining the deferred income tax asset and liability balances attributable to us, we have applied an accounting policy that looks through its investments including its investment in KMP. The application of this policy resulted in no deferred income taxes being provided on the difference between the book and tax basis on the non-tax-deductible goodwill portion of our investment in KMP.

Foreign Currency Transactions and Translation

Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which our reporting subsidiary operates, also referred to as its functional currency.  Transaction gains or losses result from a change in exchange rates between (i) the functional currency, for example the Canadian dollar for a Canadian subsidiary and (ii) the currency in which a foreign currency transaction is denominated, for example the U.S. dollar for a Canadian subsidiary. Foreign currency transaction gains and losses are included within “Other Income (Expense) – Other, net” in our accompanying consolidated statements of income.

We translate the assets and liabilities of each of our consolidating foreign subsidiaries to U.S. dollars at year-end exchange rates.  Income and expense items are translated at weighted-average rates of exchange prevailing during the year and members' equity accounts are translated by using historical exchange rates.  Translation adjustments result from translating all assets and liabilities at current year-end rates, while members' equity is translated by using historical and weighted-average rates.  The cumulative translation adjustments balance is reported as a component of the “Accumulated other comprehensive loss” caption in our accompanying consolidated balance sheets.

Risk Management Activities

We utilize energy commodity derivative contracts for the purpose of mitigating our risk resulting from fluctuations in the market price of natural gas, natural gas liquids and crude oil.  In addition, we enter into interest rate swap agreements for the purpose of hedging the interest rate risk associated with our debt obligations and cross-currency interest rate swap agreements to mitigate foreign currency risk from our investments in businesses owned and operated outside the United States.  We measure our derivative contracts at fair value and we report them on our balance sheet as either an asset or liability.  If the derivative transaction qualifies for and is designated as a normal purchase and sale, it is exempted from fair value accounting and is accounted for using traditional accrual accounting.

Furthermore, changes in our derivative contracts' fair values are recognized currently in earnings unless specific hedge accounting criteria are met.  If a derivative contract meets those criteria, the contract's gains and losses are allowed to offset related results on the hedged item in our income statement, and we are required to both formally designate the derivative contract as a hedge and document and assess the effectiveness of the contract associated with the transaction that receives hedge accounting.  Only designated qualifying items that are effectively offset by changes in fair value or cash flows during the term of the hedge are eligible to use the special accounting for hedging.

Our derivative contracts that hedge our energy commodity price risks involve our normal business activities, which include the sale of natural gas, natural gas liquids and crude oil, and we have designated these derivative contracts as cash flow hedges-derivative contracts that hedge exposure to variable cash flows of forecasted transactions-and the effective portion of these derivative contracts' gain or loss is initially reported as a component of other comprehensive income (outside earnings) and subsequently reclassified into earnings when the forecasted transaction affects earnings.  The ineffective portion of the gain or loss is reported in earnings immediately.  See Note 13 for more information on our risk management activities and disclosures.

Accounting for Regulatory Activities

Regulatory assets and liabilities represent probable future revenues or expenses associated with certain charges and credits that will be recovered from or refunded to customers through the ratemaking process.  The amount of regulatory assets and liabilities reflected within “Deferred charges and other assets” and “Other long-term liabilities and deferred credits,” respectively, in our accompanying consolidated balance sheets as of December 31, 2010 and 2009 are not material to our consolidated balance sheets.

Transfer of Net Assets Between Entities Under Common Control

We account for the transfer of net assets between entities under common control by carrying forward the net assets recognized in the balance sheets of each combining entity to the balance sheet of the combined entity, and no other assets or liabilities are recognized as a result of the combination. Transfers of net assets between entities under common control do not affect the income statement of the combined entity.

Investments, Acquisitions and Divestitures	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Investments, Acquisitions and Divestitures [Abstract]
Acquisitions and Divestitures
2.  Investments, Acquisitions and Divestitures

Investments

NGPL PipeCo LLC Investment Impairment Charge

On November 19, 2009, the Federal Energy Regulatory Commission (FERC) initiated an investigation, pursuant to Section 5 of the Natural Gas Act, into the justness and reasonableness of the transportation and storage rates as well as the fuel and natural gas lost percentages of NGPL PipeCo LLC’s subsidiary, Natural Gas Pipeline Company of America LLC, referred to as “NGPL.”  NGPL reached a settlement in principal with the FERC on April 22, 2010. On June 11, 2010, NGPL filed an offer of settlement, which was approved without modification by the FERC on July 29, 2010. The order approving the settlement has become final and nonappealable. The settlement resolved all issues in the proceeding. The settlement provided that NGPL reduce its fuel and gas lost and unaccounted for, (GL&U), retention factors as of July 1, 2010. The settlement further provided a timeline for additional prospective fuel and GL&U reductions and prospective reductions in the maximum recourse reservation rates that it bills firm transportation and storage shippers.

The events discussed above caused us to reconsider the carrying value of our investment in NGPL PipeCo LLC as of March 31, 2010. A current fair value of an investment that is less than its carrying amount may indicate a loss in value of the investment. The fair value represents the price that would be received to sell the investment in an orderly transaction between market participants. We determined the fair value of our investment in NGPL PipeCo LLC by taking the total fair value of NGPL PipeCo LLC (calculated as discussed below) deducting the fair value of the joint venture debt and multiplying by our 20% ownership interest. We calculated the total fair value of NGPL PipeCo LLC from the present value of the expected future after-tax cash flows of the reporting unit, inclusive of a terminal value, which implies a market multiple of approximately 9.5 times EBITDA (earnings before interest, income taxes, depreciation and amortization) discounted at a rate of 7.4%. The result of our analysis showed that the fair value of our investment in NGPL PipeCo LLC was less than our carrying value. For the nine months ended September 30, 2010, we recognized a  $430.0 million, pre-tax, non-cash impairment charge included in the caption “Earnings (loss) from equity investments” in our accompanying consolidated statement of income.

Acquisitions

Watco Companies, LLC

On January 3, 2011, KMP purchased 50,000 Class A preferred shares of Watco Companies, LLC for  $50.0 million in cash in a private transaction. In connection with its purchase of these preferred shares, the most senior equity security of Watco, KMP entered into a limited liability company agreement with Watco that provides KMP certain priority and participating cash distribution and liquidation rights. Pursuant to the agreement, KMP receives priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter, and it participates partially in additional profit distributions at a rate equal to 0.5%. The preferred shares have no conversion features and hold no voting powers, but do provide KMP certain approval rights, including the right to appoint one of the members to Watco’s Board of Managers. As of December 31, 2010, KMP placed its  $50.0 million investment in a cash escrow account and this amount was included within “Restricted deposits” on our accompanying consolidated balance sheet. As of September 30, 2011, KMP’s net equity investment in Watco totaled  $51.6 million and is included within “Investments” on our accompanying consolidated balance sheet. We account for this investment under the equity method of accounting, and we include it in the Terminals–KMP business segment.

Watco Companies, LLC is a privately owned, Pittsburg, Kansas based transportation company that was formed in 1983. It is the largest privately held short line railroad company in the United States, operating 22 short line railroads on approximately 3,500 miles of leased and owned track. It also operates transload/intermodal and mechanical services divisions. KMP’s investment provides capital to Watco for further expansion of specific projects, complements KMP’s existing terminal network, provides its customers more transportation services for many of the commodities that it currently handles, and offers it the opportunity to share in additional growth opportunities through new projects.

Deeprock North, LLC

On February 17, 2011, Deeprock Energy Resources, LLC, Mecuria Energy Trading, Inc., and KMP’s subsidiary Kinder Morgan Cushing LLC entered into formal agreements for a crude oil storage joint venture located in Cushing, Oklahoma. On this date, KMP contributed  $15.9 million for a 50% ownership interest in an existing crude oil tank farm that has storage capacity of one million barrels, and it expects to invest an additional  $8.8 million for the construction of three new storage tanks that will provide incremental storage capacity of 750,000 barrels. The new tanks are expected to be placed in service during the fourth quarter of 2011. The joint venture is named Deeprock North, LLC. Deeprock Energy owns a 12.02% member interest in Deeprock North, LLC and will remain construction manager and operator of the joint venture. Mecuria owns the remaining 37.98% member interest and will remain the anchor tenant for the joint venture’s crude oil capacity for the next five years with an option to extend. In addition, KMP entered into a development agreement with Deeprock Energy that gives it an option to participate in future expansions on Deeprock’s remaining 254 acres of undeveloped land.

We account for this investment under the equity method of accounting, and this investment and KMP’s pro rata share of Deeprock North LLC’s operating results are included as part of the Terminals–KMP business segment. As of September 30, 2011, KMP’s net equity investment in Deeprock North, LLC totaled  $22.3 million and is included within “Investments” on our accompanying consolidated balance sheet.

TGS Development, L.P. Terminal Acquisition

On June 10, 2011, KMP acquired a newly constructed petroleum coke terminal located in Port Arthur, Texas from TGS Development, L.P. (TGSD) for an aggregate consideration of  $74.1 million, consisting of  $42.9 million in cash,  $23.7 million in common units, and an obligation to pay additional consideration of  $7.5 million. KMP estimates the remaining  $7.5 million obligation will be paid to TGSD approximately one year from the closing (in May or June 2012), and will be settled in a combination of cash and common units, depending on TGSD’s election.

All of the acquired assets are located in Port Arthur, Texas, and include long-term contracts to provide petroleum coke handling and cutting services to improve the refining of heavy crude oil at Total Petrochemicals USA Inc.’s recently expanded Port Arthur refinery. The refinery is expected to produce more than one million tons of petroleum coke annually. Based on the measurement of fair values for all of the identifiable tangible and intangible assets acquired, we assigned  $42.6 million of the combined purchase price to “Property, plant and equipment, net,” and the remaining  $31.5 million to “Other intangibles, net,” representing the combined fair values of two separate intangible customer contracts with Total. The acquisition complements KMP’s existing Gulf Coast bulk terminal facilities and expands its pre-existing petroleum coke handling operations. All of the acquired assets are included as part of the Terminals-KMP business segment.

KinderHawk Field Services LLC and EagleHawk Field Services LLC

Effective July 1, 2011, KMP acquired from Petrohawk Energy Corporation both the remaining 50% equity ownership interest in KinderHawk Field Services LLC that it did not already own and a 25% equity ownership interest in Petrohawk’s natural gas gathering and treating business located in the Eagle Ford shale formation in South Texas for an aggregate consideration of  $912.1 million, consisting of  $835.1 million in cash and assumed debt of  $77.0 million (representing 50% of KinderHawk’s borrowings under its bank credit facility as of July 1, 2011). KMP then repaid the outstanding  $154.0 million of borrowings and following this repayment, KinderHawk had no outstanding debt.

Following KMP’s acquisition of the remaining ownership interest on July 1, 2011, KMP changed its method of accounting from the equity method to full consolidation, and due to the fact that KMP acquired a controlling financial interest in KinderHawk, KMP remeasured its previous 50% equity investment in KinderHawk to its fair value.  KMP recognized a  $167.2 million non-cash loss as a result of this remeasurement.  The loss amount represents the excess of the carrying value of the investment ( $910.2 million as of July 1, 2011) over its fair value ( $743.0 million), and we reported this loss separately within the “Other Income (Expense)” section in our accompanying consolidated statement of income for the nine months ended September 30, 2011.

KMP then measured the fair values of the acquired identifiable tangible and intangible assets and the assumed liabilities on the acquisition date, and assigned the following amounts:

▪	$35.5 million to current assets, primarily consisting of trade receivables and materials and supplies inventory;

▪	$641.6 million to property, plant and equipment;

▪	$93.4 million to KMP’s 25% investment in EagleHawk;

▪	$883.2 million to a long-term intangible customer contract, representing the contract value of natural gas gathering services to be performed for Petrohawk over an approximate 20-year period; less

▪	$92.8 million assigned to assumed liabilities, not including $77.0 million for the 50% of KinderHawk’s borrowings under its bank credit facility that KMP was previously responsible for.

Based on the excess of (i) the consideration we transferred ( $912.1 million) and the fair value of our previously held interest ( $743.0 million); over (ii) the combined fair value of net assets acquired ( $1,560.9 million), we recognized  $94.2 million of “Goodwill.”  This goodwill intangible asset represents the future economic benefits expected to be derived from this strategic acquisition that are not assignable to other individually identifiable, separately recognizable assets acquired.  KMP believes the primary items that generated the goodwill are the value of the synergies created by expanding its natural gas gathering operations, and furthermore, we expect this entire amount of goodwill to be deductible for tax purposes.

KinderHawk Field Services LLC owns and operates the largest natural gas gathering and midstream business in the Haynesville shale formation located in northwest Louisiana, consisting of more than 400 miles of pipeline with over 2.0 billion cubic feet per day of pipeline capacity.  Currently, it gathers approximately 1.0 billion cubic feet of natural gas per day. KMP operates KinderHawk Field Services LLC, and acquired its original 50% ownership interest in KinderHawk Field Services LLC from Petrohawk on May 21, 2010.

The Eagle Ford natural gas gathering joint venture is named EagleHawk Field Services LLC, and we account for the 25% investment under the equity method of accounting.  Petrohawk operates EagleHawk Field Services LLC and owns the remaining 75% ownership interest.  The joint venture owns two midstream gathering systems in and around Petrohawk’s Hawkville and Black Hawk areas of Eagle Ford and combined, the joint venture’s assets will consist of more than 280 miles of gas gathering pipelines and approximately 140 miles of condensate lines to be in service by the end of 2011.  It also has a life of lease dedication of Petrohawk’s Eagle Ford reserves that provides Petrohawk and other Eagle Ford producers with gas and condensate gathering, treating and condensate stabilization services.

The acquisition of the remaining ownership interest in KinderHawk and the equity ownership interest in EagleHawk complemented and expanded KMP’s existing natural gas gathering operations, and all of the acquired assets are included in the Natural Gas Pipelines-KMP business segment.  Additionally, on August 25, 2011, mining and oil company BHP Billiton completed its previously announced acquisition of Petrohawk Energy Corporation through a short-form merger under Delaware law.  The merger was closed with Petrohawk being the surviving corporation as a wholly owned subsidiary of BHP Billiton.  The acquisition will not affect the terms of KMP’s contracts with Petrohawk.

Pro Forma Information

Pro forma consolidated income statement information that gives effect to all of the acquisitions we have made and all of the joint ventures we have entered into since January 1, 2010 as if they had occurred as of January 1, 2010 is not presented because it would not be materially different from the information presented in our accompanying consolidated statements of income.

Divestitures

 Megafleet Towing Co., Inc. Assets

On February 9, 2011, KMP sold a marine vessel to Kirby Inland Marine, L.P., and additionally, KMP and Kirby formed a joint venture named Greens Bayou Fleeting, LLC. Pursuant to the joint venture agreement, KMP sold its ownership interest in the boat fleeting business it acquired from Megafleet Towing Co., Inc. in April 2009 to the joint venture for  $4.1 million in cash and a 49% ownership interest in the joint venture. Kirby then made cash contributions to the joint venture in exchange for the remaining 51% ownership interest. Related to the above transactions, we recorded a loss of  $5.5 million ( $4.1 million after tax) in the fourth quarter of 2010 to write down the carrying value of the net assets to be sold to their estimated fair values as of December 31, 2010.

In the first quarter of 2011, after final reconciliation and measurement of all of the net assets sold, we recognized a combined  $2.2 million increase in income from the sale of these net assets, primarily consisting of a  $1.9 million reduction in income tax expense, which is included within the caption “Income Tax (Expense) Benefit” in the accompanying consolidated statement of income for the nine months ended September 30, 2011. Additionally, the sale of KMP’s ownership interest resulted in a  $10.6 million non-cash reduction in goodwill (see Note 3), and was a transaction with a related party (see Note 9). Information about KMP’s acquisition of assets from Megafleet Towing Co., Inc. is described more fully in Note 3 to our audited December 31, 2010 consolidated financial statements and related notes.

River Consulting, LLC and Devco USA L.L.C.

Effective April 1, 2011, KMP sold 51% ownership interests in two separate wholly-owned subsidiaries to two separate buyers, for an aggregate consideration of  $8.1 million, consisting of a  $4.1 million note receivable,  $1.0 million in cash and a  $3.0 million receivable for the settlement of working capital items. Following the sale, KMP continues to own 49% membership interests in both River Consulting LLC, a company engaged in the business of providing engineering, consulting and management services, and Devco USA, L.L.C., a company engaged in the business of processing, handling and marketing sulfur, and selling related pouring equipment. At the time of the sale, the combined carrying value of the net assets (and members’ capital on a 100% basis) of both entities totaled approximately  $8.8 million and consisted mostly of technology-based assets and trade receivables. We now account for these retained investments under the equity method of accounting.

In the second quarter of 2011, we recognized a  $3.6 million pre-tax gain from the sale of these ownership interests (including a  $2.1 million gain related to the remeasurement of the retained investment to fair value) and included this gain within the caption “Other, net” in our accompanying consolidated statement of income for the nine months ended September 30, 2011. We also recognized a  $1.4 million increase in income tax expense related to this gain, which is included within the caption “Income Tax (Expense) Benefit” in our accompanying consolidated statement of income for the nine months ended September 30, 2011.

Arrow Terminals B.V.

Effective August 31, 2011, KMP sold the outstanding share capital of its wholly-owned subsidiary Arrow Terminals B.V. to Pacorini Metals Europe B.V. for an aggregate consideration of  $13.3 million in cash.  Arrow Terminals B.V. owns and operates a bulk terminal facility located in the seaport area of Vlissingen, Netherlands.  The terminal is primarily engaged in the business of storing, handling and distributing bulk ferro alloys and general commodities.  Including the removal of the cumulative translation adjustments balance and the estimated costs to sell, we recognized a  $1.3 million pre-tax gain from the sale of Arrow Terminals B.V. and included this gain within the caption “Other expense (income)” in our accompanying consolidated statement of income for the nine months ended September 30, 2011.

Subsequent Events

KMI’s Acquisition of El Paso Corporation

On October 16, 2011, we and El Paso Corporation (NYSE: EP) announced a definitive agreement whereby we will acquire all of the outstanding shares of El Paso Corporation.  EP owns North America’s largest interstate natural gas pipeline system, one of North America’s largest independent exploration and production companies and an emerging midstream business. EP also owns a 42 percent limited partner interest and the 2 percent general partner interest in El Paso Pipeline Partners, L.P.( NYSE:EPB). The combined enterprise, including the associated master limited partnerships, KMP and EPB, will represent the largest natural gas pipeline network in the United States, the largest independent transporter of petroleum products in the United States, the largest transporter of CO2 in the United States, the second largest oil producer in Texas and the largest independent terminal owner/operator in the United States.

The total purchase price, including the assumption of debt outstanding at EP and the debt outstanding at El Paso Partners, L.P., is expected to be approximately  $38 billion. Under the terms of the transaction, the consideration to be received by the EP shareholders is valued at  $26.87 per EP share based on KMI’s closing price as of October 14, 2011, representing a 47 percent premium to the 20-day average closing price of EP common shares and a 37 percent premium over the closing price of EP common shares on October 14, 2011. The offer is comprised of  $14.65 in cash, 0.4187 KMI Class P shares (valued at  $11.26 per EP share) and 0.640 KMI warrants (valued at  $0.96 per EP share) based on KMI’s closing price on October 14, 2011. The warrants will have an exercise price of  $40 and a five-year term. EP shareholders will be able to elect, for each EP share held, either (i)  $25.91 in cash, (ii) 0.9635 KMI Class P shares, or (iii)  $14.65 in cash plus 0.4187 KMI Class P shares. All elections will be subject to proration and in all cases EP shareholders will receive 0.640 KMI warrants per share of EP common stock.

The transaction has been approved by each company’s board of directors. We have firm commitments for the full amount of cash required for the transaction from a syndicate of banks. Prior to closing, the transaction will require approval of both KMI and EP shareholders. The transaction is expected to close in the second quarter of 2012 and is subject to customary regulatory approvals.

KMP Acquisition of SouthTex Treaters

On October 24, 2011, KMP announced that it had signed a definitive purchase and sale agreement to acquire the natural gas treating assets of SouthTex Treaters for approximately  $155.0 million in cash.  SouthTex Treaters is a leading manufacturer, designer and fabricator of natural gas treating plants that are used to remove impurities (carbon dioxide and hydrogen sulfide) from natural gas before it is delivered into gathering systems and transmission pipelines to ensure that it meets pipeline quality specifications.  The acquisition complements and expands KMP’s existing natural gas treating business, and all of the acquired operations will be included in the Natural Gas Pipelines - KMP business segment.  The transaction is expected to close in the fourth quarter of 2011, and KMP will then also assign the total purchase price to assets acquired and liabilities assumed.

3.  Acquisitions and Divestitures

Acquisitions from Unrelated Entities

During 2010, 2009 and 2008, KMP completed the following acquisitions from unrelated entities.  For each of these acquisitions, KMP recorded all the acquired assets and assumed liabilities at their estimated fair market values (not the acquired entity's book values) as of the acquisition date.  The results of operations from these acquisitions accounted for as business combinations are included in our consolidated financial statements from the acquisition date.

			Assignment of Purchase Price
			(in millions)
Ref.	Date	Acquisition	Purchase Price	Current Assets	Property Plant & Equipment	Deferred Charges & Other	Goodwill
(1)	8/08	Wilmington, North Carolina Liquids Terminal	$12.7	$-	$5.9	$-	$6.8
(2)	12/08	Phoenix, Arizona Products Terminal	27.5	-	27.5	-	-
(3)	4/09	Megafleet Towing Co., Inc. Assets	21.7	-	7.1	4.0	10.6
(4)	7/09	Portland Airport Pipeline	9.0	-	9.0	-	-
(5)	10/09	Crosstex Energy, L.P. Natural Gas Treating Business	270.7	15.0	181.7	25.4	48.6
(6)	11/09	Endeavor Gathering LLC	36.0	-	-	36.0	-
(7)	1/10	USD Terminal Acquisition	201.1	-	43.1	100.0	58.0
(8)	3/10	Mission Valley, California Products Terminal	13.5	-	13.5	-	-
(9)	3/10	Slay Industries Terminal Acquisition	101.6	-	67.9	32.8	0.9
(10)	5/10	KinderHawk Field Services LLC	917.4	-	-	917.4	-
(11)	7/10	Direct Fuels Terminal Acquisition	16.0	-	5.3	-	10.7
(12)	9/10	Gas-Chill, Inc. Natural Gas Treating Assets	13.1	-	8.0	5.1	-
(13)	10/10	Allied Concrete Terminal Acquisition	8.6	-	3.9	4.7	-
(14)	10/10	Chevron Refined Products Terminals	32.3	-	32.1	0.2	-

(1) Wilmington, North Carolina Liquids Terminal

On August 15, 2008, KMP purchased certain terminal assets from Chemserve, Inc. for an aggregate consideration of  $12.7 million, consisting of  $11.8 million in cash and  $0.9 million in assumed liabilities.  The liquids terminal facility is located in Wilmington, North Carolina and stores petroleum products and chemicals.  The acquisition both expanded and complemented KMP's existing Southeast region terminal operations, and all of the acquired assets are included in the Terminals-KMP business segment.  KMP assigned  $6.8 million of its purchase price to “Goodwill,” and the entire amount is expected to be deductible for tax purposes.  KMP believes this acquisition resulted in the recognition of goodwill primarily because of certain advantageous factors (including the synergies provided by increasing its liquids storage capacity in the Southeast region of the U.S.) that contributed to its acquisition price exceeding the fair value of acquired identifiable net assets and liabilities-in the aggregate, these factors represented goodwill.

(2) Phoenix, Arizona Products Terminal

Effective December 10, 2008, KMP's West Coast Products Pipelines operations acquired a refined petroleum products terminal located in Phoenix, Arizona from ConocoPhillips for approximately  $27.5 million in cash.  The terminal has storage capacity of approximately 200,000 barrels for gasoline, diesel fuel and ethanol.  The acquisition complemented KMP's existing Phoenix liquids assets, and the acquired incremental storage increased KMP's combined storage capacity in the Phoenix market by approximately 13%.  The acquired terminal is included as part the Products Pipelines-KMP business segment.

(3) Megafleet Towing Co., Inc. Assets

Effective April 23, 2009, KMP acquired certain terminals assets from Megafleet Towing Co., Inc. for an aggregate consideration of approximately  $21.7 million.  KMP's consideration included  $18.0 million in cash and an obligation to pay additional cash consideration on April 23, 2014 (five years from the acquisition date) contingent upon the purchased assets providing KMP an agreed-upon amount of earnings, as defined by the purchase and sale agreement, during the five year period.  The contingent consideration had a fair value of  $3.7 million as of the acquisition date.

The acquired assets primarily consisted of nine marine vessels that provide towing and harbor boat services along the Gulf coast, the intracoastal waterway, and the Houston Ship Channel, and the acquisition complemented and expanded KMP's existing Gulf Coast and Texas petroleum coke terminal operations. KMP assigned  $10.6 million of the purchase price to “Goodwill,” and we expect that approximately  $5.0 million of goodwill will be deductible for tax purposes.  KMP believes the primary item that generated the goodwill is the value of the synergies created between the acquired assets and its pre-existing terminal assets (resulting from the increase in services now offered by its Texas petroleum coke operations). In February 2010, the JR Nicholls, one of the acquired vessels, overturned and sank in the Houston Ship Channel.  For further information about the JR Nicholls incident, see Note 16.  For information about events occurring subsequent to December 31, 2010, see “-Divestiture Subsequent to December 31, 2010” below.

(4) Portland Airport Pipeline

On July 31, 2009, KMP acquired a refined products pipeline, as well as associated valves, equipment and other fixtures, from Chevron Pipe Line Company for  $9.0 million in cash. The approximate 8.5 mile, 8-inch diameter pipeline is located in Multnomah County, Oregon. The line transports commercial jet fuel from KMP's Willbridge liquids terminal facility to the Portland International Airport, both located in Portland, Oregon.  It has an estimated system capacity of approximately 26,000 barrels per day.  The acquisition enhanced KMP's West Coast terminal operations, and the acquired assets are included in the Products Pipelines-KMP business segment.

(5) Crosstex Energy, L.P. Natural Gas Treating Business

On October 1, 2009, KMP acquired the natural gas treating business from Crosstex Energy, L.P. and Crosstex Energy, Inc. for an aggregate consideration of  $270.7 million, consisting of  $265.3 million in cash and assumed liabilities of  $5.4 million.  The acquired assets primarily consisted of approximately 290 natural gas amine-treating and hydrocarbon dew-point control plants and related equipment, and are used to remove impurities and liquids from natural gas in order to meet pipeline quality specifications.  The assets are predominantly located in Texas and Louisiana, with additional facilities located in Mississippi, Oklahoma, Arkansas and Kansas.  The acquisition complemented and expanded the existing natural gas treating operations offered by the Texas intrastate natural gas pipeline group and all of the acquired assets are included in the Natural Gas Pipelines-KMP business segment.

KMP measured the identifiable intangible assets acquired at fair value on the acquisition date and accordingly, recognized  $25.4 million in “Deferred charges and other assets,” representing the purchased fair value of separate and identifiable relationships with existing natural gas producing customers.  KMP estimates the remaining useful life of these existing customer relationships to be between approximately eight and nine years.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, KMP recognized  $48.6 million of “Goodwill,” an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets acquired.  KMP believes the primary item that generated the goodwill is its ability to grow the business by leveraging its pre-existing natural gas operations (resulting from the increase in services now offered by its natural gas processing and treating operations in the state of Texas), and KMP believes that this value contributed to its acquisition price exceeding the fair value of acquired identifiable net assets and liabilities-in the aggregate, these factors represented goodwill.  Furthermore, this entire amount of goodwill is expected to be deductible for tax purposes.

(6) Endeavor Gathering LLC

On November 1, 2009, KMP acquired a 40% membership interest in Endeavor Gathering LLC for  $36.0 million in cash.  Endeavor Gathering LLC owns the natural gas gathering and compression business previously owned by GMX Resources Inc. and its wholly-owned subsidiary, Endeavor Pipeline, Inc.  Endeavor Gathering LLC provides natural gas gathering service to GMX Resources' exploration and production activities in its Cotton Valley Sands and Haynesville/Bossier Shale horizontal well developments located in East Texas.  The remaining 60% interest in Endeavor Gathering LLC is owned by GMX Resources, Inc. and Endeavor Pipeline Inc. remained operator of the business.  The acquired investment complemented KMP's existing natural gas gathering and transportation business located in the state of Texas.  KMP accounts for this investment under the equity method of accounting, and the investment is included in the Natural Gas Pipelines-KMP business segment.  For more information on KMP's investments, see Note 6.

(7) USD Terminal Acquisition

On January 15, 2010, KMP acquired three ethanol handling train terminals from US Development Group LLC for an aggregate consideration of  $201.1 million, consisting of  $114.3 million in cash,  $81.7 million in common units, and  $5.1 million in assumed liabilities. The three train terminals are located in Linden, New Jersey; Baltimore, Maryland and Euless, Texas. As part of the transaction, KMP announced the formation of a joint venture with US Development Group LLC to optimize and coordinate customer access to the three acquired terminals, other ethanol terminal assets it already owns and operates, and other terminal projects currently under development by both parties. The acquisition complemented and expanded the ethanol and rail terminal operations KMP previously owned, and all of the acquired assets are included in the Terminals-KMP business segment.

Based on the measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed on the acquisition date, KMP assigned  $94.6 million of the combined purchase price to “Other intangibles, net,” and a combined  $5.4 million to “Other current assets” and “Deferred charges and other assets.” The acquired intangible amount represented the fair value of customer relationships, and KMP estimated the remaining useful life of these customer relationships to be 10 years.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, KMP recognized  $58.0 million of “Goodwill,” an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets. KMP believes the primary items that generated the goodwill are the value of the synergies created between the acquired assets and its pre-existing ethanol handling assets, and its expected ability to grow the business by leveraging its pre-existing experience in ethanol handling operations. KMP expects that the entire amount of goodwill will be deductible for tax purposes.

(8) Mission Valley Terminal Acquisition

On March 1, 2010, KMP acquired the refined products terminal assets at Mission Valley, California from Equilon Enterprises LLC (d/b/a Shell Oil Products US) for  $13.5 million in cash. The acquired assets included buildings, equipment, delivery facilities (including two truck loading racks), and storage tanks with a total capacity of approximately 170,000 barrels for gasoline, diesel fuel and jet fuel. The terminal operates under a long-term terminaling agreement with Tesoro Refining and Marketing Company. The acquisition enhanced KMP's Pacific operations and complemented its existing West Coast terminal operations, and the acquired assets are included in the Products Pipelines-KMP business segment.

(9) Slay Industries Terminal Acquisition

On March 5, 2010, KMP acquired certain bulk and liquids terminal assets from Slay Industries for an aggregate consideration of  $101.6 million, consisting of  $97.0 million in cash, assumed liabilities of  $1.6 million, and an obligation to pay additional cash consideration of  $3.0 million in years 2013 through 2019, contingent upon the purchased assets providing KMP an agreed-upon amount of earnings during the three years following the acquisition. Including accrued interest, KMP expects to pay approximately  $2.0 million of this contingent consideration in the first half of 2013.

The acquired assets included (i) a marine terminal located in Sauget, Illinois; (ii) a transload liquid operation located in Muscatine, Iowa; (iii) a liquid bulk terminal located in St. Louis, Missouri and (iv) a warehousing distribution center located in St. Louis. All of the acquired terminals have long-term contracts with large creditworthy shippers. As part of the transaction, KMP and Slay Industries entered into joint venture agreements at both the Kellogg Dock coal bulk terminal, located in Modoc, Illinois, and at the newly created North Cahokia terminal, located in Sauget and which has approximately 175 acres of land ready for development. All of the assets located in Sauget have access to the Mississippi River and are served by five rail carriers. The acquisition complemented and expanded KMP's pre-existing Midwest terminal operations by adding a diverse mix of liquid and bulk capabilities, and all of the acquired assets are included in the Terminals-KMP business segment.

Based on the measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed, KMP assigned  $24.6 million of the combined purchase price to “Other intangibles, net” (representing customer contracts with an estimated remaining useful life of 20 years) and  $8.2 million to “Investments.” KMP also recorded  $0.9 million of the combined purchase price as “Goodwill,” representing certain advantageous factors that contributed to the acquisition price exceeding the fair value of acquired identifiable net assets-in the aggregate, these factors represented goodwill, and KMP expects that the entire amount of goodwill will be deductible for tax purposes.

(10) KinderHawk Field Services LLC

On May 21, 2010, KMP purchased a 50% ownership interest in Petrohawk Energy Corporation's natural gas gathering and treating business in the Haynesville shale gas formation located in northwest Louisiana. KMP paid an aggregate consideration of  $917.4 million in cash for its 50% equity ownership interest, consisting of  $921.4 million KMP paid on closing, and  $4.0 million received in the fourth quarter of 2010 for the final settlement of estimated capital expenditures and estimated net cash outflows from operating activities for the period January 1, 2010 through May 21, 2010.

During a short transition period, Petrohawk continued to operate the business, and effective October 1, 2010, a newly formed company named KinderHawk Field Services LLC, owned 50% by KMP and 50% by Petrohawk, assumed the joint venture operations. The acquisition complemented and expanded KMP's existing natural gas gathering and treating businesses, and KMP assigned the entire purchase price to “Investments” (including  $144.8 million of equity method goodwill, representing the excess of KMP's investment cost over its proportionate share of the fair value of the joint venture's identifiable net assets). KMP's investment and pro rata share of the joint venture's operating results are included as part of the Natural Gas Pipelines-KMP business segment.

(11) Direct Fuels Terminal Acquisition

On July 22, 2010, KMP acquired a terminal with ethanol tanks, a truck rack and additional acreage in Dallas, Texas, from Direct Fuels Partners, L.P. for an aggregate consideration of  $16 million, consisting of  $15.9 million in cash and an assumed property tax liability of  $0.1 million. The acquired terminal facility is connected to and complements the Dallas, Texas unit train terminal KMP acquired from USD Development Group LLC in January 2010 (described above in “-(7) USD Terminal Acquisition). All of the acquired assets are included in the Terminals-KMP business segment. After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, KMP recognized  $10.7 million of “Goodwill,” an intangible asset representing the future economic benefits expected to be derived from the acquisition that was not assigned to other identifiable, separately recognizable assets acquired. KMP believes the primary items that generated the goodwill are the value of the synergies created between the acquired assets and its pre-existing ethanol handling assets, and its expected ability to grow the business by leveraging its pre-existing experience in ethanol handling operations. KMP expects that the entire amount of goodwill will be deductible for tax purposes.

(12) Gas-Chill, Inc. Asset Acquisition

On September 1, 2010, KMP acquired the natural gas treating assets of Gas-Chill, Inc. for an aggregate consideration of  $13.1 million in cash, consisting of  $10.5 million in cash paid on closing, and an obligation to pay a holdback amount of  $2.6 million within eighteen months from closing. The acquired assets primarily consist of more than 100 mechanical refrigeration natural gas hydrocarbon dew point control units that are used to remove hydrocarbon liquids from natural gas streams prior to entering transmission pipelines. The acquisition complemented and expanded the existing natural gas treating operations offered by KMP's Texas intrastate natural gas pipeline group, and all of the acquired assets are included in the Natural Gas Pipelines-KMP business segment. KMP assigned  $8.0 million of its purchase price to “Property, Plant and Equipment, net” and the remaining  $5.1 million to “Other intangibles, net” (representing both a technology-based asset and customer-related contract values).

(13) Allied Concrete Bulk Terminal Assets

On October 1, 2010, KMP acquired certain bulk terminal assets and real property located in Chesapeake, Virginia, from Allied Concrete Products, LLC and Southern Concrete Products, LLC for an aggregate consideration of  $8.6 million, consisting of  $8.1 million in cash and an assumed environmental liability of  $0.5 million. The acquired terminal facility is situated on 42 acres of land and can handle approximately 250,000 tons of material annually, including pumice, aggregates and sand. The acquisition complemented the bulk commodity handling operations at KMP's nearby Elizabeth River terminal, also located in Chesapeake, and all of the acquired assets will be included in the Terminals-KMP business segment. KMP assigned  $3.9 million of its purchase price to “Property, Plant and Equipment, net” and the remaining  $4.7 million to “Other intangibles, net” (representing customer-related contract values).

(14) Chevron Refined Products Terminal Assets

On October 8, 2010, KMP acquired four separate refined petroleum products terminals from Chevron U.S.A. Inc. for an aggregate consideration of  $32.3 million, consisting of  $31.5 million in cash and assumed environmental liability of  $0.8 million. Combined, the terminals have storage capacity of approximately 650,000 barrels for gasoline, diesel fuel and jet fuel. Chevron has entered into long-term contracts with KMP to terminal product at the terminals. The acquisition complemented and expanded KMP's existing refined petroleum products assets, and all of the acquired assets are included in the Products Pipelines-KMP business segment. KMP assigned  $32.1 million of its purchase price to “Property, Plant and Equipment, net” and the remaining  $0.2 million to “Deferred charges and other assets” (representing the fair value of petroleum pipeline product additives).

Pro Forma Information

Pro forma consolidated statement of income information that gives effect to all of the acquisitions we have made and all of the joint ventures we have entered into since January 1, 2009 as if they had occurred as of January 1, 2009 is not presented because it would not be materially different from the information presented in our accompanying consolidated statements of income.

Divestitures

 North System Natural Gas Liquids Pipeline System – Discontinued Operations

On July 2, 2007, KMP announced that it entered into an agreement to sell the North System natural gas liquids pipeline and its 50% ownership interest in the Heartland Pipeline Company (collectively referred to in this report as the North System) to ONEOK Partners, L.P. for approximately  $298.6 million in cash.  KMP's investment in net assets, including all transaction related accruals, was approximately  $145.8 million, most of which represented property, plant and equipment, and KMP recognized approximately  $152.8 million of gain in the fourth quarter of 2007 from the sale of these net assets.

In the first half of 2008, following final account and inventory reconciliations, KMP paid a net amount of  $2.4 million to ONEOK to fully settle amounts related to (i) working capital items; (ii) total physical product liquids inventory and inventory obligations for certain liquids products and (iii) the allocation of pre-acquisition investee distributions.  Prior to the sale, KMP included the financial results of the North System within the Products Pipelines-KMP business segment and, because the sale of the North System did not change the structure of KMP's internal organization in a manner that caused a change to its reportable business segments, KMP included the incremental gain within the Products Pipelines-KMP business segment disclosures for 2008.

Thunder Creek Gas Services, LLC

Effective April 1, 2008, KMP sold its 25% ownership interest in Thunder Creek Gas Services, LLC, referred to in this report as Thunder Creek, to PVR Midstream LLC, a subsidiary of Penn Virginia Corporation.  Prior to the sale, KMP accounted for its investment in Thunder Creek under the equity method of accounting and included its financial results within the Natural Gas Pipelines-KMP business segment.  In the second quarter of 2008, KMP received cash proceeds, net of closing costs and settlements, of approximately  $50.7 million for its investment.

Cypress Interstate Pipeline LLC

Effective October 1, 2010, Westlake Petrochemicals LLC, a wholly-owned subsidiary of Westlake Chemical Corporation, exercised an option it held to purchase a 50% ownership interest in KMP's Cypress Pipeline. Accordingly, KMP sold a 50% interest in its subsidiary, Cypress Interstate Pipeline LLC, to Westlake and KMP received proceeds of  $10.2 million. At the time of the sale, the carrying value of the net assets of Cypress Interstate Pipeline LLC totaled  $20.0 million and consisted mostly of property, plant and equipment. In the fourth quarter of 2010, KMP recognized an  $8.8 million gain from this sale, including an  $8.6 million gain amount related to the remeasurement of KMP's retained investment in its fair value. Due to the loss of control of Cypress Interstate Pipeline LLC, KMP recognized the retained investment at its fair value, and the gain amount related to remeasurement represents the excess of the fair value of KMP's retained investment ( $18.6 million as of October 1, 2010) over its carrying value ( $10.0 million).  This fair value of KMP's retained investment was determined by applying a multiple to the future annual cash flows expected from its retained 50% interest.  The  $10.2 million value of the transaction with Westlake Chemical Corporation was based on a contract price and does not represent the fair value of a 50% interest in the Cypress Pipeline in an orderly transaction between market participants. KMP now accounts for its retained investment under the equity method of accounting. KMP included the entire gain within the caption “Other, net” in our accompanying consolidated statement of income.

NGPL PipeCo LLC

On February 15, 2008, we sold an 80% ownership interest in NGPL PipeCo LLC (formerly MidCon Corp.), which owns Natural Gas Pipeline Company of America LLC and certain affiliates, collectively referred to as “NGPL,” to Myria Acquisition Inc. (Myria) for approximately  $2.9 billion. We also received approximately  $3.0 billion of cash previously held in escrow related to a notes offering by NGPL PipeCo LLC in December 2007, the net proceeds of which were distributed to us principally as repayment of intercompany indebtedness and partially as a dividend, immediately prior to the closing of the sale to Myria. Pursuant to the purchase agreement, Myria acquired all 800 Class B shares and we retained all 200 Class A shares of NGPL PipeCo LLC. We continue to operate NGPL PipeCo LLC's assets pursuant to a 15-year operating agreement.  The total proceeds from this sale of  $5.9 billion were used to pay off the entire outstanding balances of Kinder Morgan Kansas, Inc.'s senior secured credit facility's Tranche A and Tranche B term loans, to repurchase  $1.67 billion of its outstanding debt securities and to reduce balances outstanding under its  $1.0 billion revolving credit facility.

Triton Power

Effective October 22, 2010, we sold our ownership interest in Triton Power, a 550-megawatt natural gas-fired electricity generation facility in Michigan, for approximately  $15.0 million in cash and recorded a gain on the sale for approximately  $16.1 million, which is included in the caption “Other expense (income)” in our accompanying consolidated statement of income.

Other Divestitures

In January 2008, we completed the sale of our interests in three natural gas-fired power plants in Colorado to Bear Stearns received proceeds of  $63.1 million.

Earnings of Discontinued Operations

The financial results of discontinued operations have been reclassified for all periods presented and reported in the caption, “Income (loss) from Discontinued Operations, net of tax” in our accompanying consolidated statements of income. Summarized financial results of these operations are as follows (in millions):

	Year Ended December 31,
	2010	2009	2008
Revenues	$-	$-	$-

Income (loss) from discontinued operations before income taxes	$(1.1)	$0.5	$(0.9)
Income taxes	0.4	(0.2)	-
Income (loss) from discontinued operations	$(0.7)	$0.3	$(0.9)

The cash flows attributable to discontinued operations are included in our accompanying consolidated statements of cash flows for the years ended December 31, 2010, 2009 and 2008 in the caption “Net Cash Flows Used in Discontinued Operations.”

Acquisition Subsequent to December 31, 2010

On January 3, 2011, KMP purchased 50,000 Class A preferred shares of Watco Companies, LLC for  $50.0 million in cash in a private transaction.  In connection with its purchase of these preferred shares, the most senior equity security of Watco, KMP entered into a limited liability company agreement with Watco that provides KMP certain priority and participating cash distribution and liquidation rights.  KMP will receive priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter, and will participate partially in additional profit distributions at a rate equal to 0.5%.  The preferred shares have no conversion features and hold no voting powers, but do provide KMP certain approval rights, including the right to appoint one of the members to Watco's Board of Managers.  As of December 31, 2010, KMP placed its  $50.0 million investment in a cash escrow account and included this amount within “Restricted Deposits” on our accompanying consolidated balance sheet.  The acquired investment complements KMP's existing rail transload operations and KMP will account for its investment under the equity method of accounting and include it in the Terminals-KMP business segment.

Watco Companies, LLC is a privately owned, Pittsburg, Kansas based transportation company that was formed in 1983.  It is the largest privately held short line railroad company in the United States, operating 22 short line railroads on approximately 3,500 miles of leased and owned track.  Its services include (i) rail freight transportation; (ii) industrial switching services; (iii) railcar and locomotive repair; (iv) track construction, maintenance and repair; (v) freight railroad specific transloading and intermodal services; (vi) freight railroad specific warehouse logistics activities and (vii) port terminal freight railroads and associated operations.

Divestiture Subsequent to December 31, 2010

On February 9, 2011, KMP sold a marine vessel to Kirby Inland Marine, L.P., and additionally, KMP and Kirby formed a joint venture named Greens Bayou Fleeting, LLC.  Pursuant to the joint venture agreement, KMP both sold a 51% ownership interest in the boat fleeting business acquired from Megafleet Towing Co., Inc. in April 2009 (discussed above in “-Acquisitions from Unrelated Entities-(3) Megafleet Towing Co., Inc. Assets”) to the joint venture for  $4.1 million in cash, and KMP contributed the remaining business to the joint venture for a 49% ownership interest.  Kirby then made cash contributions to the joint venture in exchange for the remaining 51% ownership interest.  Related to the above transactions, in the fourth quarter of 2010, KMP recorded a combined loss amount of  $5.5 million to write down the carrying value of the net assets to be sold to their estimated fair values as of December 31, 2010.  We included this loss within the caption “Other expense (income)” in our accompanying consolidated statement of income for the year ended December 31, 2010.

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
10.  Income Taxes

Income taxes from continuing operations included in our accompanying consolidated statements of income were as follows (in millions, except percentages):

	Nine Months Ended September 30,
	2011	2010

Income tax expense (benefit)	$250.2	$(29.1)
Effective tax rate	40.5%	(27.9)%

The effective tax rate for the nine months ended September 30, 2011 is higher than the statutory federal rate of 35% primarily due to (i) the net effect of consolidating KMP; (ii) state income taxes; (iii) the impact of non tax-deductible costs incurred to facilitate the initial public offering; and (iv) an adjustment to the deferred tax liability related to our investment in KMP.  These increases were partially offset by (i) a dividends received deduction from our 20% ownership interest in NGPL and (ii) adjustments to our income tax reserve for uncertain tax positions, due primarily to expiration of statute of limitations.  Our effective tax rate for the same period of 2010 was lower than the statutory federal rate of 35% primarily due to (i) the net effect of consolidating KMP; (ii) a dividend received deduction from our 20% ownership interest in NGPL and (iii) an adjustment to the deferred tax liability related to our investment in NGPL.  These decreases are partially offset by (i) state income taxes, and (ii) adjustments to our income tax reserve for uncertain tax positions.

4.  Income Taxes

The components of income (loss) before income taxes from continuing operations are as follows (in millions):

	Year Ended December 31,
	2010	2009	2008
United States	$394.9	$1,023.3	$(2,978.7)
Foreign	73.0	76.1	80.7
Total	$467.9	$1,099.4	$(2,898.0)

Components of the income tax provision applicable to continuing operations for federal and state income taxes are as follows (in millions):

	Year Ended December 31,
	2010	2009	2008
Current tax provision
Federal	$152.5	$248.9	$786.6
State	9.7	17.0	18.6
Foreign	3.5	0.1	(4.5)
	165.7	266.0	800.7

Deferred tax provision
Federal	(38.0)	29.9	(439.5)
State	29.2	0.2	11.5
Foreign	10.7	30.5	(68.4)
	1.9	60.6	(496.4)
Total tax provision	$167.6	$326.6	$304.3

The difference between the statutory federal income tax expense (and rate) and our actual income tax expense (and effective income tax rate) is summarized as follows (in millions, except percentages):

	Year Ended December 31,
	2010			2009			2008
Federal income tax	$163.8	35.0%		$384.8	35.0%		$(1,014.3)	(35.0	) %
Increase (decrease) as a result of:
Nondeductible goodwill impairment	-	-		-	-		1,411.7	48.7%
Deferred tax liability on KMI Investment in KMR	79.5	17.0%		-	-		-	-
State deferred tax rate change	17.4	3.7%		(10.4)	(0.9	) %	17.8	0.6%
Taxes on foreign earnings	14.1	3.0%		30.2	2.7%		(68.2)	(2.4	) %
Net effects of consolidating KMP's U.S. income tax provision	(105.7)	(22.6	) %	(93.5)	(8.5	) %	(77.4)	(2.7	) %
State income tax, net of federal benefit	16.2	3.5%		24.6	2.2%		17.1	0.6%
Adjustment to KMI's investment in NGPL	(8.1)	(1.7	) %	-	-		-	-
Adjustment to employee benefit plan	(4.9)	(1.0	) %	-	-		-	-
Dividend received deduction	(10.9)	(2.3	) %	(16.9)	(1.5	) %	(15.6)	(0.5	) %
Other	6.2	1.2%		7.8	0.7%		33.2	1.2%
Total	$167.6	35.8%		$326.6	29.7%		$304.3	10.5%

As part of our dividend policy, after our initial public offering (See Note 10 – Subsequent Events – Initial Public Offering) we intend periodically to sell the KMR shares we receive as distributions from KMR. Since we no longer expect to recover our investment in KMR in a tax-free manner, a deferred tax liability was recorded resulting in a  $79.5 million increase to income tax expense in 2010.

Deferred tax assets and liabilities result from the following (in millions):

	December 31,
	2010	2009
Deferred tax assets
Employee benefits	$66.3	$57.6
Book accruals	11.1	25.3
Net operating and capital loss carryforwards	58.4	11.4
Interest rate and currency swaps	19.8	24.3
Other	13.3	25.9
Total deferred tax assets	168.9	144.5
Deferred tax liabilities
Property, plant and equipment	265.3	239.9
Investments	1,904.8	1,880.2
Book accruals	15.8	4.7
Derivative instruments	12.0	12.5
Debt adjustment	19.6	19.4
Other	8.0	9.5
Total deferred tax liabilities	2,225.5	2,166.2
Net deferred tax liabilities	$2,056.6	$2,021.7

Current deferred tax asset	$36.1	$14.2
Non-current deferred tax liability	2,092.7	2,035.9
Net deferred tax liabilities	$2,056.6	$2,021.7

KMP, through its corporate subsidiaries, has federal, state and foreign net operating loss carryforwards for which deferred tax assets of approximately  $17.8 million have been recorded. These net operating loss carryforwards will expire between 2014 and 2030. We believe that KMP's subsidiaries will be able to generate sufficient taxable income in the future to utilize all of its net operating loss carryforwards. Therefore, no valuation allowance has been recorded for the deferred tax assets associated with these net operating loss carryforwards as of December 31, 2010.

In 2010, we sold certain assets that generated a capital loss of approximately  $116.0 million. The capital loss will be carried back and a current deferred tax asset of approximately  $40.6 million will be realized as a result of the carryback. As we have sufficient capital gains from prior years to offset this capital loss, no valuation allowance for the deferred tax asset has been recorded.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based not only on the technical merits of the tax position based on tax law, but also the past administrative practices and precedents of the taxing authority.  The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution.

A reconciliation of our gross unrecognized tax benefit excluding interest and penalties for the years ended December 31, 2010, 2009 and 2008 is as follows (in millions):

	2010	2009	2008
Balance at beginning of period	$52.0	$26.2	$41.5
Additions based on current year tax positions	-	1.4	2.1
Additions based on prior year tax positions	12.0	19.3	15.9
Settlements with taxing authority	(2.2)	14.0	(10.2)
Changes due to lapse in statue of limitations	0.6	(8.9)	(3.7)
Reductions for tax positions related to prior year	(9.5)	-	(19.4)
Balance at end of period	$52.9	$52.0	$26.2

Our continuing practice is to recognize interest and/or penalties related to income tax matters in income tax expense, and as of December 31, 2010, we had  $4.1 million of accrued interest and  $0.6 million in accrued penalties. As of December 31, 2009, we had  $6.5 million of accrued interest and  $0.8 million in accrued penalties. As of December 31, 2008, we had  $2.9 million of accrued interest and  $0.8 million of accrued penalties.  In addition, we believe it is reasonably possible that our liability for unrecognized tax benefits will increase by  $0.3 million during the next year, and that approximately  $53.3 million included in the total  $52.9 million of unrecognized tax benefits, if recognized, would affect our effective tax rate in future periods. Such amounts exclude interest, while the latter amount of  $52.9 million includes both temporary and permanent differences.

We are subject to taxation, and have tax years open to examination for the periods 2007-2010 in the United States, 2005-2010 in Mexico, 2006-2010 in Canada, and 2005-2010 in various states.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
5.  Property, Plant and Equipment

Classes and Depreciation

As of December 31, 2010 and 2009, our property, plant and equipment consisted of the following (in millions):

	December 31,
	2010	2009
Kinder Morgan, Inc.
General and other	$46.5	$45.7
KMP(a)
Natural gas, liquids, crude oil and carbon dioxide pipelines	6,684.4	6,503.6
Natural gas, liquids, carbon dioxide, and terminals station equipment.	10,112.0	9,271.8
Natural gas, liquids (including linefill), and transmix processing	233.7	220.3
Other	1,874.8	1,671.3
Accumulated depreciation, depletion and amortization	(2,953.9)	(2,002.8)
	15,997.5	15,709.9
Land and land right-of-way	560.5	519.5
Construction work in process	512.7	574.1
Property, plant and equipment, net	$17,070.7	$16,803.5
____________

(a)	Includes the allocation of purchase accounting adjustments associated with the Going Private Transaction (see Note 2).

Depreciation, depletion and amortization expense charged against property, plant and equipment was  $1,025.5 million in 2010,  $1,047.5 million in 2009 and  $897.2 million in 2008.

Asset Retirement Obligations

As of December 31, 2010 and 2009, we have recognized asset retirement obligations in the aggregate amount of  $122.0 million and  $100.9 million, respectively.  The majority of our asset retirement obligations are associated with the CO2-KMP business segment, where KMP is required to plug and abandon oil and gas wells that have been removed from service and to remove its surface wellhead equipment and compressors.  We have included  $2.5 million of asset retirement obligations as of both December 31, 2010 and 2009 within “Accrued other current liabilities” in our accompanying consolidated balance sheets.  The remaining amounts are included within “Other long-term liabilities and deferred credits” at each reporting date.

A reconciliation of the beginning and ending aggregate carrying amount of asset retirement obligations for each of the years ended December 31, 2010 and 2009 is as follows (in millions):

	Year Ended December 31,
	2010	2009
Balance at beginning of period	$100.9	$76.5
Liabilities incurred/revised	23.7	26.0
Liabilities settled	(9.1)	(6.2)
Accretion expense	6.5	4.6
Balance at end of period	$122.0	$100.9

KMP has various other obligations throughout its businesses to remove facilities and equipment on rights-of- way and other leased facilities.  We currently cannot reasonably estimate the fair value of these obligations because the associated assets have indeterminate lives.  These assets include pipelines, certain processing plants and distribution facilities, and certain bulk and liquids terminal facilities.  An asset retirement obligation, if any, will be recognized once sufficient information is available to reasonably estimate the fair value of the obligation.

Investments	12 Months Ended
Dec. 31, 2010
Equity Method Investments and Joint Ventures [Abstract]
Investments
6.  Investments

We reported a combined  $4,291.1 million and  $3,695.6 million as “Investments” in our accompanying consolidated balance sheets as of December 31, 2010 and 2009, respectively. Our investments primarily consist of equity investments where we hold significant influence over investee actions and which we account for under the equity method of accounting.

As of December 31, 2010 and 2009, our investments consisted of the following (in millions):

	December 31,
	2010	2009
Rockies Express Pipeline LLC	$1,703.0	$1,693.4
KinderHawk Field Services LLC	924.6	-
Midcontinent Express Pipeline LLC	706.4	662.3
Plantation Pipe Line Company	329.6	340.4
NGPL PipeCo LLC	265.6	698.5
Red Cedar Gathering Company	163.2	145.8
Express pipeline system	68.5	68.0
Endeavor Gathering LLC	36.1	36.2
Eagle Ford Gathering LLC	29.9	-
Cortez Pipeline Company	9.9	11.2
Subsidiary trusts holding solely debentures of Kinder Morgan Kansas, Inc.(a)	-	8.6
All others	46.1	18.0
Total equity investments	4,282.9	3,682.4
Bond investments	8.2	13.2
Total investments	$4,291.1	$3,695.6
____________

(a)
Upon the adoption of Accounting Standards Update No. 2009-17, which amended the codification's “Consolidation” topic, on January 1, 2010 (ASU 2009-17), our subsidiary trusts holding solely debentures of Kinder Morgan Kansas, Inc. are consolidated into our financial statements. For more information on recent accounting pronouncements, see Note 18.

The increase in the carrying amount of our equity investments, including those of KMP, since December 31, 2009, was primarily due to KMP's acquisition of a 50% ownership interest in KinderHawk Field Services LLC in May 2010.  For further information pertaining to the KinderHawk acquisition, see Note 3 “Acquisitions and Divestitures-Acquisitions from Unrelated Entities-(10) KinderHawk Field Services LLC.”

As shown in the table above, in addition to the investment in KinderHawk Field Services LLC, our significant equity investments, including those of KMP, as of December 31, 2010 consisted of the following:

▪
Rockies Express Pipeline LLC-KMP operates and owns a 50% ownership interest in Rockies Express Pipeline LLC, the sole owner of the Rockies Express natural gas pipeline system. The Rockies Express pipeline system began full operations on November 12, 2009 following the completion of its final pipeline segment, Rockies Express-East.  The remaining ownership interests in Rockies Express Pipeline LLC are owned by subsidiaries of Sempra Energy and ConocoPhillips.

Effective December 1, 2009, KMP's ownership interest in Rockies Express Pipeline LLC was reduced to 50% (from 51%), ConocoPhillips' interest was increased to 25% (from 24%), and minimum voting requirements for most matters was increased to 75% (from 51%) of the member interests.  KMP received  $31.9 million for the 1% reduction in ownership interest and we included this amount within “Sale or casualty of property, plant and equipment, investments and other net assets, net of removal costs” on our accompanying consolidated statement of cash flows for the year ended December 31, 2009.  Sempra Energy continues to own the remaining 25% ownership interest in Rockies Express Pipeline LLC.

Additionally, in 2010 and 2009, KMP made capital contributions of  $130.5 million and  $1,273.1 million, respectively, to Rockies Express Pipeline LLC and KMP received cash distributions of  $208.6 million and  $148.8 million, respectively.  KMP's 2009 contributions were primarily made to partially fund both the construction costs for the Rockies Express pipeline system and the repayment of senior notes (which matured in August 2009);

▪
NGPL PipeCo LLC - On February 15, 2008, we sold an 80% ownership interest in NGPL PipeCo LLC (formerly MidCon Corp.), which owns Natural Gas Pipeline of America and certain affiliates to Myria Acquisition Inc. (Myria). Pursuant to the purchase agreement, Myria acquired all 800 Class B shares and we retained all 200 Class A shares of NGPL PipeCo LLC. We continue to operate NGPL PipeCo LLC's assets pursuant to a 15-year operating agreement.

On November 19, 2009, the FERC initiated an investigation, pursuant to Section 5 of the Natural Gas Act, into the justness and reasonableness of the transportation and storage rates as well as the fuel and natural gas lost percentages of NGPL PipeCo LLC's subsidiary, Natural Gas Pipeline Company of America LLC, referred to as “NGPL.”  NGPL reached a settlement in principal with the FERC on April 22, 2010.  On June 11, 2010, NGPL filed an offer of settlement, which was approved without modification by the FERC on July 29, 2010.  The order approving the settlement has become final and nonappealable. The settlement resolved all issues in the proceeding. The settlement provides that NGPL will reduce its fuel and gas lost and unaccounted for, or “GL&U,” retention factors as of July 1, 2010.  The settlement further provides a timeline for additional prospective fuel and GL&U reductions and prospective reductions in the maximum recourse reservation rates that it bills firm transportation and storage shippers.

The events discussed above caused us to reconsider the carrying value of our investment in NGPL PipeCo LLC as of March 31, 2010. A current fair value of an investment that is less than its carrying amount may indicate a loss in value of the investment. The fair value represents the price that would be received to sell the investment in an orderly transaction between market participants.  We determined the fair value of the investment in NGPL PipeCo LLC by taking the total fair value of NGPL PipeCo LLC (calculated as discussed below) deducting the fair value of the joint venture debt and multiplying by our 20% ownership interest. We calculated the total fair value of NGPL PipeCo LLC from the present value of the expected future after-tax cash flows of the reporting unit, inclusive of a terminal value, which implies a market multiple of approximately 9.5 times EBITDA (earnings before interest, income taxes, depreciation and amortization) discounted at a rate of 7.4%. The result of our analysis showed that the fair value of our investment in NGPL PipeCo LLC was less than its carrying value. In 2010, we recognized a  $430.0 million, pre-tax, non-cash impairment charge included in the caption “Earnings (loss) from equity investments” in our accompanying consolidated statement of income;

▪
Midcontinent Express Pipeline LLC-KMP operates and owns a 50% ownership interest in Midcontinent Express Pipeline LLC.  It is the sole owner of the Midcontinent Express natural gas pipeline system. The remaining ownership interests in Midcontinent Express Pipeline LLC are owned by Regency Energy Partners LP and Energy Transfer Partners, L.P.  Effective May 26, 2010, Energy Transfer Partners, L.P. transferred to Regency Energy Partners LP (i) a 49.9% ownership interest in Midcontinent Express Pipeline LLC and (ii) a one-time right to purchase its remaining 0.1% ownership interest in Midcontinent Express Pipeline LLC on May 26, 2011.  As a result of this transfer, Energy Transfer Partners, L.P. now owns a 0.1% ownership interest in Midcontinent Express Pipeline LLC.  KMP continues to own the remaining 50% ownership interest in Midcontinent Express Pipeline LLC, and since there was no change in its ownership interest, KMP did not record any equity method adjustments as a result of the ownership change between Regency Energy Partners LP and Energy Transfer Partners, L.P.

Additionally, in 2010 and 2009, KMP made capital contributions of  $86.0 million and  $664.5 million, respectively, to Midcontinent Express Pipeline LLC to partially fund its pipeline construction and expansion costs.  In 2010 and 2009, KMP also received, from Midcontinent Express Pipeline LLC, cash distributions of  $72.0 million and  $16.2 million, respectively;

▪
Plantation Pipe Line Company-KMP operates and owns a 51.17% ownership interest in Plantation Pipe Line Company, the sole owner of the Plantation refined petroleum products pipeline system.  An affiliate of ExxonMobil owns the remaining interest.  Each investor has an equal number of directors on Plantation's board of directors, and board approval is required for certain corporate actions that are considered participating rights; therefore, KMP does not control Plantation Pipe Line Company, and it accounts for its investment under the equity method;

▪
Red Cedar Gathering Company-KMP owns a 49% ownership interest in the Red Cedar Gathering Company.  The remaining 51% interest in Red Cedar is owned by the Southern Ute Indian Tribe.  Red Cedar is the sole owner of the Red Cedar natural gas gathering, compression and treating system;

▪	Express pipeline system-KMP acquired a 33 1/3% ownership interest in the Express pipeline system from us effective August 28, 2008;

▪
Endeavor Gathering LLC-KMP acquired a 40% ownership interest in Endeavor Gathering LLC from GMX Resources Inc. effective November 1, 2009 (discussed in Note 3 “Acquisitions and Divestitures-Acquisitions from Unrelated Entities-(6) Endeavor Gathering LLC”);

▪
Eagle Ford Gathering LLC-on May 14, 2010, KMP and Copano Energy, L.L.C. entered into formal agreements for a joint venture to provide natural gas gathering, transportation and processing services to natural gas producers in the Eagle Ford Shale formation in south Texas.  KMP named the joint venture Eagle Ford Gathering LLC, and KMP owns a 50% member interest in Eagle Ford Gathering LLC.  Copano owns the remaining 50% interest and serves as operator and managing member of Eagle Ford Gathering LLC.  For more information on the investment in Eagle Ford, see Items 1 and 2 “Business and Properties-(a) General Development of Business-Recent Developments-Natural Gas Pipelines-KMP” included in our Annual Report on Form 10-K for the year ended December 31, 2010; and

▪
Cortez Pipeline Company-KMP operates and owns a 50% ownership interest in the Cortez Pipeline Company, the sole owner of the Cortez carbon dioxide pipeline system.  A subsidiary of Exxon Mobil Corporation owns a 37% ownership interest and Cortez Vickers Pipeline Company owns the remaining 13% ownership interest.

KMP also owns a 50% ownership interest in Fayetteville Express Pipeline LLC, which was formed in August 2008.  Fayetteville Express Pipeline LLC is the sole owner of the Fayetteville Express natural gas pipeline system. Energy Transfer Partners, L.P. operates the Fayetteville Express pipeline system and owns the remaining 50% ownership interest in Fayetteville Express Pipeline LLC. The Fayetteville Express system began interim transportation service on October 12, 2010, and began full operations on January 1, 2011.  In 2009, KMP made capital contributions of  $103.2 million to Fayetteville Express Pipeline LLC to partially fund its pipeline construction costs.  As of December 31, 2010 and 2009, however, KMP had no material net investment in Fayetteville Express Pipeline LLC because in November 2009, Fayetteville Express Pipeline LLC established and made borrowings under its own revolving bank credit facility in order to fund its pipeline development and construction costs and to make distributions to its member owners to reimburse them for prior contributions (including contributions made in 2008).  Accordingly, KMP received cash distributions of  $115.6 million from Fayetteville Express Pipeline LLC in 2009.

In addition to the investments listed above, KMP's significant equity investments included a 25% ownership interest in Thunder Creek Gas Services, LLC until it sold its ownership interest to PVR Midstream LLC on April 1, 2008.  The divestiture of the investment in Thunder Creek is discussed in Note 3 “Acquisitions and Divestitures-Divestitures-Thunder Creek Gas Services, LLC.”

Our earnings (losses) from equity investments were as follows (in millions):

	Year Ended December 31,
	2010	2009	2008
Rockies Express Pipeline LLC	$87.6	$98.5	$84.9
Midcontinent Express Pipeline LLC	30.1	14.7	0.5
Red Cedar Gathering Company	28.7	24.9	26.7
Cortez Pipeline Company	22.5	22.3	20.8
Plantation Pipe Line Company	20.0	16.5	13.6
KinderHawk Field Services LLC	19.5	-	-
Endeavor Gathering LLC	3.2	0.1	-
Express pipeline system	(3.3)	(4.1)	8.2
NGPL PipeCo LLC(a)	(399.0)	42.5	40.1
Eagle Ford Gathering LLC	-	-	-
Thunder Creek Gas Services, LLC	-	-	1.3
Horizon Pipeline Company	-	-	0.2
All others	4.5	6.5	4.8
Total	$(186.2)	$221.9	$201.1
Amortization of excess costs	$(5.8)	$(5.8)	$(5.7)
____________

(a)	2010 amount includes a non-cash investment impairment charge, which we recorded in the amount of $430.0 million (pre-tax) discussed preceding.

Summarized combined unaudited financial information for our significant equity investments (listed or described above) is reported below (in millions; amounts represent 100% of investee financial information):

	Year Ended December 31,
Income Statement (a)	2010	2009	2008
Revenues	$2,649.3	$2,351.9	$2,170.4
Costs and expenses	2,870.9	1,754.8	1,649.6
Earnings before extraordinary items and cumulative effect of a change in accounting principle	(221.6)	597.1	520.8
Net income	$(221.6)	$597.1	$520.8

	December 31,
Balance Sheet	2010	2009
Current assets	$701.0	$501.8
Non-current assets	17,759.1	16,687.5
Current liabilities	711.8	2,299.7
Non-current liabilities	7,905.4	6,275.6
Partner'/owners' equity	$9,842.9	$8,614.0
____________

(a)	Amounts exclude NGPL PipeCo LLC earnings prior to the sale of our 80% interest on February 15, 2008.

For information on regulatory matters affecting certain of our equity investments, see Note 17.

As of December 31, 2010 and 2009, our investment amounts also included bond investments totaling  $8.2 million and  $13.2 million, respectively.  These bond investments consisted of certain tax exempt, fixed-income development revenue bonds KMP acquired in the fourth quarter of 2008.  Because KMP has both the ability and the intent to hold these debt securities to maturity, we account for these investments at historical cost.  KMP acquired its bond investments by issuing notes under the Gulf Opportunity Zone Act of 2005, which are further discussed in Note 8 “Debt-Long-Term Debt-KMP's Subsidiary Debt-Gulf Opportunity Zone Bonds.”

Goodwill and Other Intangibles	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Goodwill and Other Intangibles [Abstract]
Goodwill and Other Intangibles
3.  Intangibles

Goodwill

We evaluate goodwill for impairment on May 31 of each year. For this purpose, we have six reporting units as follows: (i) Products Pipelines–KMP (excluding associated terminals); (ii) Products Pipelines Terminals–KMP (evaluated separately from Products Pipelines–KMP for goodwill purposes, but combined with Products Pipelines–KMP for presentation in the table below); (iii) Natural Gas Pipelines–KMP; (iv) CO2–KMP; (v) Terminals–KMP; and (vi) Kinder Morgan Canada–KMP. There were no impairment charges resulting from our May 31, 2011 impairment testing, and no event indicating an impairment has occurred subsequent to that date.

The fair value of each reporting unit was determined from the present value of the expected future cash flows from the applicable reporting unit (inclusive of a terminal value calculated using market multiples between six and ten times cash flows) discounted at a rate of 8.0%. The value of each reporting unit was determined on a stand-alone basis from the perspective of a market participant and represented the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date.

Changes in the gross amounts of our goodwill and accumulated impairment losses for the nine months ended September 30, 2011 are summarized as follows (in millions):

	Products Pipelines– KMP	Natural Gas Pipelines– KMP	CO2–KMP	Terminals– KMP	Kinder Morgan Canada– KMP	Total
Historical Goodwill	$2,116.5	$3,488.0	$1,521.7	$1,488.6	$626.5	$9,241.3
Accumulated impairment losses.	(1,266.5)	(2,090.2)	-	(676.6)	(377.1)	(4,410.4)
Balance as of December 31, 2010	850.0	1,397.8	1,521.7	812.0	249.4	4,830.9
Other adjustments(a)	11.4	15.3	6.2	7.1	-	40.0
Acquisitions(b)	-	94.2	-	-	-	94.2
Disposals(c)	-	-	-	(11.8)	-	(11.8)
Currency translation adjustments	-	-	-	-	(12.7)	(12.7)
Balance as of September 30, 2011	$861.4	$1,507.3	$1,527.9	$807.3	$236.7	$4,940.6
__________
(a)	Tax adjustments related to our investment in KMP.
(b)	2011 acquisition amount relates to KMP’s July 2011 purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that it did not already own (discussed further in Note 2).
(c)
2011 disposal amount consists of (i)  $10.6 million related to the sale of KMP’s ownership interest in the boat fleeting business it acquired from Megafleet Towing Co., Inc. in April 2009; and (ii)  $1.2 million related to the sale of KMP’s subsidiary Arrow Terminals B.V. (both discussed further in Note 2).

In addition, we identify any premium or excess cost we pay over our proportionate share of the underlying fair value of net assets acquired and accounted for as investments under the equity method of accounting. This premium or excess cost is referred to as equity method goodwill and is also not subject to amortization but rather to impairment testing. For all investments we own containing equity method goodwill, no event or change in circumstances that may have a significant adverse effect on the fair value of our equity investments has occurred during the first nine months of 2011.

As of September 30, 2011 and December 31, 2010, we reported  $138.2 million and  $283.0 million, respectively, in equity method goodwill within the caption “Investments” in our accompanying consolidated balance sheets. The decrease in our equity method goodwill since December 31, 2010 was due to KMP’s July 2011 purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that it did not already own (discussed further in Note 2).  Effective July 1, 2011, KMP exchanged its status as an owner of an equity investment in KinderHawk for a full controlling financial interest, and we began accounting for the investment under the full consolidation method.

Other Intangibles

Excluding goodwill, our other intangible assets include customer relationships, contracts and agreements, lease value, and technology-based assets. These intangible assets have definite lives and are reported separately as “Other intangibles, net” in our accompanying consolidated balance sheets. Following is information related to our intangible assets subject to amortization (in millions):

	September 30, 2011	December 31, 2010
Customer relationships, contracts and agreements
Gross carrying amount	$1,337.6	$424.7
Accumulated amortization	(143.1)	(99.9)
Net carrying amount	1,194.5	324.8

Technology-based assets, lease value and other
Gross carrying amount	9.0	16.3
Accumulated amortization	(2.2)	(1.9)
Net carrying amount	6.8	14.4

Total other intangibles, net	$1,201.3	$339.2

The increase in the carrying amount of the customer relationships, contacts and agreements since December 31, 2010 was mainly due to the acquisition of (i) a natural gas gathering customer contract in July 2011, associated with KMP’s purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that it did not already own; and (ii) two separate petroleum coke handling customer contracts in June 2011, associated with KMP’s purchase of terminal assets from TGS Development, L.P.  Both acquisitions are described further in Note 2.

We amortize the costs of our intangible assets to expense in a systematic and rational manner over their estimated useful lives. Among the factors we weigh, depending on the nature of the asset, are the effects of obsolescence, new technology, and competition. For the nine months ended September 30, 2011 and 2010, the amortization expense on our intangibles totaled  $43.5 million and  $37.0 million, respectively. As of September 30, 2011, the weighted average amortization period for our intangible assets was approximately 17.9 years, and our estimated amortization expense for these assets for each of the next five fiscal years (2012 – 2016) is approximately  $81.4 million,  $77.5 million,  $74.4 million,  $71.6 million and  $68.9 million, respectively.

7.  Goodwill and Other Intangibles

Goodwill and Excess Investment Cost

Changes in the gross amounts of our goodwill and accumulated impairment losses for each of the two years ended December 31, 2010 and 2009 are summarized as follows (in millions):

	Products Pipelines– KMP	Natural Gas Pipelines– KMP	CO2-KMP	Terminals– KMP	Kinder Morgan Canada– KMP	Total
Historical Goodwill	$2,116.5	$3,439.4	$1,521.7	$1,450.8	$580.7	$9,109.1
Accumulated impairment losses.	(1,266.5)	(2,090.2)	-	(676.6)	(377.1)	(4,410.4)
Balance as of December 31, 2008	850.0	1,349.2	1,521.7	774.2	203.6	4,698.7
Acquisitions and purchase price adjustment	-	48.6	-	(35.4)	-	13.2
Currency translation adjustments	-	-	-	-	32.4	32.4
Balance as of December 31, 2009	850.0	1,397.8	1,521.7	738.8	236.0	4,744.3
Acquisitions	-	-	-	73.2	-	73.2
Currency translation adjustments	-	-	-	-	13.4	13.4
Balance as of December 31, 2010	$850.0	$1,397.8	$1,521.7	$812.0	$249.4	$4,830.9

For more information on our accounting policies for goodwill, see Note 2 “Summary of Significant Accounting Policies-Goodwill.”

We record the excess of the cost of an acquisition price over the fair value of acquired net assets as an asset on our balance sheet.  This amount is referred to and reported separately as “Goodwill” in our accompanying consolidated balance sheets.  Goodwill is not subject to amortization but must be tested for impairment at least annually.  This test requires us to assign goodwill to an appropriate reporting unit and to determine if the implied fair value of the reporting unit's goodwill is less than its carrying amount.

We evaluate goodwill for impairment on May 31 of each year.  For this purpose, we have six reporting units as follows: (i) Products Pipelines-KMP (excluding associated terminals); (ii) Products Pipelines Terminals-KMP (evaluated separately from Products Pipelines-KMP for goodwill purposes); (iii) Natural Gas Pipelines-KMP; (iv) CO2-KMP; (v) Terminals-KMP and (vi) Kinder Morgan Canada-KMP. There were no impairment charges resulting from our May 31, 2010 impairment testing, and no event indicating an impairment has occurred subsequent to that date.

In the second quarter of 2008, we finalized the purchase price allocation associated with our May 2007 Going Private Transaction, establishing the fair values of our individual assets and liabilities including assigning the associated goodwill to our six reporting units, in each case as of the May 31, 2007 acquisition date. A significant portion of the goodwill that arose in conjunction with this acquisition was determined to be associated with the general partner and significant limited partner interests in KMP (a publicly traded master limited partnership, or “MLP), attributable, in part, to the difference between the market multiples that might be paid to acquire the general partner and limited interests in an MLP and the market multiples that might be paid to acquire the individual assets that comprise that MLP. This market premium is partially attributable to the incentive distribution right that is embedded in the KMP general partner interest for which a separate intangible asset was not recognized in purchase accounting because this right cannot be detached or transferred apart from the entire general partner interest.

In conjunction with our first annual impairment test of the carrying value of this goodwill, performed as of May 31, 2008, we determined that the fair value of certain reporting units that are part of our investment in KMP were less than the carrying values. The fair value of each reporting unit was determined from the present value of the expected future cash flows from the applicable reporting unit (inclusive of a terminal value calculated using market multiples between six and ten times cash flows) discounted at a rate of 9.0%. The value of each reporting unit was determined on a stand-alone basis from the perspective of a market participant and represented the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date. Thus, any value generated from the inclusion of these assets in an MLP structure was not captured in the valuation of these reporting units. This resulted in several of the reporting units having fair values less than their carrying values as the incremental value created by the inclusion of these assets in an MLP structure was taken into account in the Going Private Transaction and thus was used in allocating the purchase price. To capture this value at the reporting unit level, we believe it would be necessary to recreate the MLP structure at the reporting unit level. We believe this is not feasible for Kinder Morgan, Inc. or for any market participant, as further discussed below.

Recreating such structure would involve separating each of our reporting units into separate entities so that each reporting unit could be valued on a stand alone basis assuming each such unit was sold as an MLP. Creating separate MLPs would involve significant structural difficulties including potentially numerous adverse state and federal tax consequences to KMP and its unitholders. In addition, it would involve a significant amount of tax, legal and commercial analysis, and based on that analysis may also require customer and/or joint venture consents, lender consents, and regulatory approvals and/or unitholder approval. As a result of these factors, we believe that it is not feasible to apply the MLP structure related value to the individual reporting unit level.

For the reporting units where the fair value was determined to be less than the carrying value, we determined the implied fair value of goodwill. The implied fair value of goodwill within each reporting unit was then compared to the carrying value of goodwill of each such unit, resulting in the following goodwill impairment charges by reporting units: Products Pipelines-KMP (excluding associated terminals) –  $1.20 billion, Products Pipelines Terminals-KMP (separate from Products Pipelines-KMP for goodwill impairment purposes) -  $70 million, Natural Gas Pipelines-KMP –  $2.09 billion, and Terminals-KMP –  $677 million, for a total impairment of  $4.03 billion. The goodwill impairment charges were non-cash charges and did not have any impact on our cash flows.

With regard to our equity investments in unconsolidated affiliates, in almost all cases, either (i) the price we paid to acquire our share of the net assets of such equity investees or (ii) the revaluation of our share of the net assets of any retained noncontrolling equity investment (from the sale of a portion of our ownership interest in a consolidating subsidiary, thereby losing our controlling financial interest in the subsidiary) differed from the underlying carrying value of such net assets.  This differential consists of two pieces.  First, an amount related to the difference between the investee's recognized net assets at book value and at current fair values (representing the appreciated value in plant and other net assets), and secondly, to any premium in excess of fair value (referred to as equity method goodwill) we paid to acquire the investment.  We include both amounts within “Investments” on our accompanying consolidated balance sheets.

The first differential, representing the excess of the fair market value of our investees' plant and other net assets over its underlying book value at either the date of acquisition or the date of the loss of control totaled  $166.0 million and  $163.2 million as of December 31, 2010 and 2009, respectively.  In almost all instances, this differential, relating to the discrepancy between our share of the investee's recognized net assets at book values and at current fair values, represents our share of undervalued depreciable assets, and since those assets (other than land) are subject to depreciation, we amortize this portion of our investment cost against our share of investee earnings.  As of December 31, 2010 this excess investment cost is being amortized over a weighted average life of approximately 27.6 years.

The second differential, representing total unamortized excess cost over underlying fair value of net assets acquired (equity method goodwill) was  $283.0 million and  $138.2 million as of December 31, 2010 and 2009, respectively.  This differential is not subject to amortization but rather to impairment testing.  Accordingly, in addition to our annual impairment test of goodwill, we periodically reevaluate the amount at which we carry the excess of cost over fair value of net assets accounted for under the equity method, as well as the amortization period for such assets, to determine whether current events or circumstances warrant adjustments to our carrying value and/or revised estimates of useful lives.  Our impairment test considers whether the fair value of the equity investment as a whole, not the underlying net assets, has declined and whether that decline is other than temporary.  As of December 31, 2010, we believed no such impairment had occurred and no reduction in estimated useful lives was warranted.

Other Intangibles

Excluding goodwill, our other intangible assets include customer relationships, contracts and agreements, technology-based assets, and lease value.  These intangible assets have definite lives and are reported separately as “Other intangibles, net” in our accompanying consolidated balance sheets.  Following is information, as of December 31, 2010 and 2009, related to our intangible assets subject to amortization (in millions):

	December 31,
	2010	2009
Customer relationships, contracts and agreements
Gross carrying amount	$424.7	$297.9
Accumulated amortization	(99.9)	(50.9)
Net carrying amount	324.8	247.0

Technology-based assets, lease value and other
Gross carrying amount	16.3	14.1
Accumulated amortization	(1.9)	(1.3)
Net carrying amount	14.4	12.8

Total other intangibles, net	$339.2	$259.8

Our customer relationships, contracts and agreements relate primarily to the Terminals-KMP business segment, and include relationships and contracts for handling and storage of petroleum, chemical, and dry-bulk materials, including oil, gasoline and other refined petroleum products, coal, petroleum coke, fertilizer, steel and ores.  The values of these intangible assets were determined by us (often in conjunction with third party valuation specialists) by first, estimating the revenues derived from a customer relationship or contract (offset by the cost and expenses of supporting assets to fulfill the contract), and second, discounting the revenues at a risk adjusted discount rate. The increase in the carrying amount of our customer relationships, contracts and agreements since December 31, 2009 was mainly due to the acquisition of intangibles included in our purchase of terminal assets from US Development Group LLC and Slay Industries, discussed in Note 3.

We amortize the costs of our intangible assets to expense in a systematic and rational manner over their estimated useful lives.  Among the factors we weigh, depending on the nature of the asset, are the effect of obsolescence, new technology, and competition.  For each of the years ended December 31, 2010, 2009 and 2008, the amortization expense on our intangibles totaled  $49.6 million,  $21.1 million and  $19.2 million, respectively.  These expense amounts primarily consisted of amortization of our customer relationships, contracts and agreements.  Our estimated amortization expense for our intangible assets for each of the next five fiscal years (2011 – 2015) is approximately  $43.6 million,  $38.2 million,  $34.3 million,  $30.9 million and  $28.0 million, respectively.

The life of each intangible asset is based either on the life of the corresponding customer contract or agreement or, in the case of a customer relationship intangible (the life of which was determined by an analysis of all available data on that business relationship), the length of time used in the discounted cash flow analysis to determine the value of the customer relationship.  As of December 31, 2010, the weighted average amortization period for our intangible assets was approximately 11.6 years.

Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt [Abstract]
Debt
4. Debt

We classify our debt based on the contractual maturity dates of the underlying debt instruments. We defer costs associated with debt issuance over the applicable term. These costs are then amortized as interest expense in our consolidated statements of income.

KMI’s debt balances included in our accompanying consolidated balance sheets (including both short-term and long-term amounts, the preferred interest in the general partner of KMP and purchase accounting adjustments on the carrying value of KMI’s debt and KMP’s debt, but excluding the value of interest rate swap agreements) as of September 30, 2011 and December 31, 2010 was  $3,259.1 million and  $3,630.1 million (including the  $750.0 million of 5.35% Kinder Morgan Finance Company LLC’s senior notes paid on January 5, 2011), respectively. These balances included net unamortized purchase accounting adjustments, decreasing the debt balances by  $34.2 million and  $37.5 million at September 30, 2011 and December 31, 2010, respectively. For the first nine months of 2011 and 2010, the weighted average rate on all of KMI’s borrowings was approximately 4.86% and 4.89%, respectively. KMP’s debt balances included in our accompanying consolidated balance sheets (including both short-term and long-term amounts and excluding the value of interest rate swap agreements) as of September 30, 2011 and December 31, 2010 was  $12,506.6 million and  $11,539.8 million, respectively. For the first nine months of 2011 and 2010, the weighted average interest rate on all of KMP’s borrowings was approximately 4.28% and 4.34%, respectively.

As of September 30, 2011, KMI’s short-term debt was  $1,216.6 million, which consisted of (i)  $375.0 million of borrowings under KMI’s credit facility; (ii)  $839.3 million remaining principal amount of KMI’s 6.50% senior notes due September 1, 2012 (including purchase accounting adjustments, KMI’s carrying amount of the notes was  $840.0 million as of September 30, 2011); and (iii) a  $1.6 million current portion of purchase accounting adjustments on our carrying value of KMP’s debt. As of September 30, 2011, KMP’s short-term debt balance included in our accompanying consolidated balance sheet was  $1,844.4 million, which consisted of (i)  $500.0 million in principal amount of KMP’s 9.00% senior notes due February 1, 2019, that may be repurchased by KMP at the option of the holder on February 1, 2012 pursuant to certain repurchase provisions contained in the bond indenture; (ii)  $450.0 million in principal amount of KMP’s 7.125% senior notes due March 15, 2012 (including discount, KMP’s notes had a carrying amount of  $449.9 million as of September 30, 2011); (iii)  $500.0 million in principal amount of KMP’s 5.850% senior notes due September 15, 2012 (including discount, KMP’s notes had a carrying amount of  $499.9 million as of September 30, 2011); (iv)  $353.0 million of KMP’s commercial paper borrowings; (v)  $23.7 million in principal amount of tax-exempt bonds that mature on April 1, 2024, that are due on demand pursuant to certain standby purchase agreement provisions contained in the bond indenture (KMP’s subsidiary Kinder Morgan Operating L.P. “B” is the obligor on the bonds); (vi) a  $9.7 million portion of a 5.40% long-term note payable (KMP’s subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company are the obligors on the note); (vii) a  $7.5 million portion of 5.23% long-term senior notes (KMP’s subsidiary Kinder Morgan Texas Pipeline, L.P. is the obligor on the notes); and (viii) a  $0.7 million portion of 6.00% long-term note payable (KMP’s subsidiary Kinder Morgan Arrow Terminals, L.P. is the obligor on the note).

Credit Facilities

	September 30, 2011		December 31, 2010
	Short-term notes payable	Weighted average interest rate	Short-term notes payable	Weighted average interest rate
	(Dollars in millions)
KMI – Secured debt(a)	$375.0	1.36%	$-	-
KMP – Commercial paper(b)	$353.0	0.35%	$522.1	0.67%
____________
(a)	The average short-term debt outstanding (and related weighted average interest rate) was $386.3 million (1.55%) during the nine months ended September 30, 2011.
(b)	The average short-term debt outstanding (and related weighted average interest rate) was $499.3 million (0.42%) during the nine months ended September 30, 2011.

As of September 30, 2011, the amount available for borrowing under the KMI  $1.0 billion six-year senior secured credit facility was reduced by a combined amount of  $423.7 million consisting of  $375.0 million in borrowings under the credit facility and  $48.7 million in four letters of credit required under provisions of our property and casualty, workers’ compensation and general liability insurance policies.

On July 1, 2011, KMP amended its  $2.0 billion three-year, senior unsecured revolving credit facility to, among other things, (i) allow for borrowings of up to  $2.2 billion; (ii) extend the maturity of the credit facility from June 23, 2013 to July 1, 2016; (iii) permit an amendment to allow for borrowings of up to  $2.5 billion; and (iv) decrease the interest rates and commitment fees for borrowings under this facility. The credit facility is with a syndicate of financial institutions, and the facility permits KMP to obtain bids for fixed rate loans from members of the lending syndicate. Wells Fargo Bank, National Association is the administrative agent, and borrowings under the credit facility can be used for KMP’s general partnership purposes and as a backup for its commercial paper program. There were no borrowings under the credit facility as of September 30, 2011 or as of December 31, 2010.

Additionally, as of September 30, 2011, the amount available for borrowing under KMP’s credit facility was reduced by a combined amount of  $584.8 million, consisting of  $353.0 million of commercial paper borrowings and  $231.8 million of letters of credit, consisting of: (i) a  $100.0 million letter of credit that supports certain proceedings with the California Public Utilities Commission involving refined products tariff charges on the intrastate common carrier operations of KMP’s Pacific operations’ pipelines in the state of California; (ii) a combined  $87.9 million in three letters of credit that support tax-exempt bonds; (iii) a  $16.2 million letter of credit that supports debt securities issued by the Express pipeline system; (iv) a  $10.7 million letter of credit that supports KMP’s indemnification obligations on the Series D note borrowings of Cortez Capital Corporation; and (v) a combined  $17.0 million in other letters of credit supporting other obligations of KMP and its subsidiaries.

KMP’s Commercial Paper Program

In July 2011, in conjunction with the amendment to its revolving credit facility, KMP increased its commercial paper program to provide for the issuance of up to  $2.2 billion of commercial paper (up from  $2.0 billion). KMP’s unsecured revolving credit facility supports its commercial paper program, and borrowings under KMP’s commercial paper program reduce the borrowings allowed under its credit facility. The borrowings under KMP’s commercial paper program were used principally to finance the acquisitions and capital expansions it made during 2011 and 2010. In the near term, KMP expects that its short-term liquidity and financing needs will be met primarily through borrowings made under its commercial paper program.

 Long-term Debt

Kinder Morgan Finance Company LLC

In January 2011, Kinder Morgan Finance Company LLC, a wholly owned subsidiary of KMI, retired the principal amount of its 5.35% senior notes that matured on January 5, 2011 using proceeds from the December 2010 issuance of  $750 million in principal amount of 6.00% senior notes due January 15, 2018.

KMP - Senior Notes

On March 4, 2011, KMP completed a public offering of  $1.1 billion in principal amount of senior notes in two separate series, consisting of  $500 million of 3.500% notes due March 1, 2016, and  $600 million of 6.375% notes due March 1, 2041. KMP received proceeds from the issuance of the notes, after deducting the underwriting discount, of  $1,092.7 million, and it used the proceeds to reduce the borrowings under its commercial paper program.

On March 15, 2011, KMP paid  $700 million to retire the principal amount of its 6.75% senior notes that matured on that date. KMP used both cash on hand and borrowings under its commercial paper program to repay the maturing senior notes.

In addition, on August 17, 2011, KMP completed a public offering of  $750 million in principal amount of senior notes in two separate series, consisting of  $375 million of 4.150% notes due March 1, 2022, and  $375 million of 5.625% notes due September 1, 2041. KMP received proceeds from the issuance of the notes, after deducting the underwriting discount, of  $743.3 million, and it used the proceeds to reduce the borrowings under its commercial paper program.

 KMP’s Subsidiary Debt

Kinder Morgan Operating L.P. “A” Debt

Effective January 1, 2007, KMP acquired the remaining approximately 50.2% interest in the Cochin pipeline system that it did not already own. As part of the purchase price consideration, two of KMP’s subsidiaries issued a long-term note payable to the seller having a fair value of  $42.3 million. KMP valued the debt equal to the present value of amounts to be paid, determined using an annual interest rate of 5.40%. KMP’s subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company are the obligors on the note, and the principal amount of the note, along with interest, is due in five annual installments of  $10.0 million beginning March 31, 2008. KMP paid the fourth installment on March 31, 2011, and as of September 30, 2011, the net present value of the note (representing the outstanding balance included as debt on our accompanying consolidated balance sheet) was  $9.7 million. As of December 31, 2010, the net present value of the note was  $19.2 million.

Kinder Morgan Texas Pipeline, L.P. Debt

KMP’s subsidiary, Kinder Morgan Texas Pipeline, L.P. is the obligor on a series of unsecured senior notes, which were assumed on August 1, 2005 when it acquired a natural gas storage facility located in Liberty County, Texas from a third party. The notes have a fixed annual stated interest rate of 8.85%; however, KMP valued the debt equal to the present value of amounts to be paid determined using an approximate interest rate of 5.23%. The assumed principal amount, along with interest, is due in monthly installments of approximately  $0.7 million, and the final payment is due January 2, 2014. During the first nine months of 2011, KMP paid a combined principal amount of  $5.4 million, and as of September 30, 2011, Kinder Morgan Texas Pipeline L.P.’s outstanding balance under the senior notes was  $18.2 million. Additionally, the unsecured senior notes may be prepaid at any time in amounts of at least  $1.0 million and at a price equal to the higher of par value or the present value of the remaining scheduled payments of principal and interest on the portion being prepaid. As of December 31, 2010, the outstanding balance under the notes was  $23.6 million.

Kinder Morgan Arrow Terminals, L.P. Debt

On April 4, 2011, KMP’s subsidiary Kinder Morgan Arrow Terminals, L.P. acquired a parcel of land and a terminal warehouse located in Industry, Pennsylvania from a third party for an aggregate consideration of  $3.3 million, consisting of  $1.2 million in cash and a  $2.1 million promissory note payable. The note principal is payable in three annual payments beginning in March 2012. The note bears interest at 6% per annum, and accrued interest on the unpaid principal amount is due and payable on the due date of each principal installment.

 KinderHawk Field Services LLC Credit Facility

On July 1, 2011, immediately following its acquisition of KinderHawk Field Services LLC (discussed in Note 2), KMP repaid the outstanding  $154.0 million of borrowings under KinderHawk’s revolving bank credit facility and following this repayment, KinderHawk had no outstanding debt. The revolving bank credit facility was terminated at the time of such repayment.

Interest Rate Swaps

Information on interest rate swaps is contained in Note 6 “Risk Management—Interest Rate Risk Management.”

Contingent Debt

The following contingent debt disclosures pertain to certain types of guarantees or indemnifications KMP has made and cover certain types of guarantees included within debt agreements, even if the likelihood of requiring its performance under such guarantee is remote. As of September 30, 2011, KMP’s contingent debt obligations, as well as its obligations with respect to related letters of credit, consisted of the following two items:

▪
an aggregate  $80.7 million for KMP’s contingent share (50%) of Cortez Pipeline Company’s debt obligations, consisting of (i)  $70.0 million for its contingent share of outstanding borrowings under Cortez’s debt facilities (described below); and (ii)  $10.7 million for a letter of credit issued on its behalf to secure its indemnification obligations to Shell for 50% of the  $21.4 million in principal amount of Cortez’s Series D notes outstanding as of that date. Cortez Pipeline Company is a Texas general partnership that owns and operates a common carrier carbon dioxide pipeline system.

KMP is severally liable for its percentage ownership share (50%) of Cortez’s debt, and as of September 30, 2011, Cortez’s debt facilities consisted of (i)  $21.4 million aggregate principal amount of Series D notes due May 15, 2013 (interest on the Series D notes is paid annually and based on a fixed interest rate of 7.14% per annum); (ii)  $100.0 million of variable rate Series E notes due December 11, 2012 (interest on the Series E notes is paid quarterly and based on an interest rate of three-month LIBOR plus a spread); and (iii)  $18.5 million of outstanding borrowings under a  $40.0 million committed revolving bank credit facility that is also due December 11, 2012. Accordingly, as of September 30, 2011, KMP’s contingent share of Cortez’s debt was  $70.0 million (50% of total borrowings).

With respect to the Series D notes, Shell Oil Company shares KMP’s several guaranty obligations jointly and severally; however, KMP is obligated to indemnify Shell for the liabilities it incurs in connection with such guaranty. Accordingly, as of September 30, 2011, KMP has a letter of credit in the amount of  $10.7 million issued by JP Morgan Chase Bank, in order to secure its indemnification obligations to Shell for 50% of the  $21.4 million in principal amount of Series D notes outstanding as of that date.

Further, pursuant to a Throughput and Deficiency Agreement, the partners of Cortez Pipeline Company are required to contribute capital to Cortez in the event of a cash deficiency. The agreement contractually supports the financings of Cortez Capital Corporation, a wholly-owned subsidiary of Cortez Pipeline Company, by obligating the partners of Cortez Pipeline to fund cash deficiencies at Cortez Pipeline, including anticipated deficiencies and cash deficiencies relating to the repayment of principal and interest on the debt of Cortez Capital Corporation. The partners’ respective parent or other companies further severally guarantee the obligations of the Cortez Pipeline owners under this agreement; and

▪
an  $18.3 million letter of credit posted as security for borrowings under Adjustable Demand Revenue Bonds issued by the Nassau County, Florida Ocean Highway and Port Authority. The bonds were issued for the purpose of constructing certain port improvements located in Fernandino Beach, Nassau County, Florida. KMP’s subsidiary, Nassau Terminals LLC is the operator of the marine port facilities. The bond indenture is for 30 years and allows the bonds to remain outstanding until December 1, 2020. Principal payments on the bonds are made on the first of December each year, and corresponding reductions are made to the letter of credit. As of September 30, 2011, this letter of credit had a face amount of  $18.3 million.

On February 25, 2011, Midcontinent Express Pipeline LLC entered into a three-year  $75.0 million unsecured revolving bank credit facility that is due February 25, 2014. This credit facility replaced Midcontinent Express’ previous  $175.4 million credit facility that was terminated on February 28, 2011, and on this same date, each of its two member owners, including KMP, were released from their respective debt obligations under the previous guaranty agreements. Accordingly, KMP no longer has a contingent debt obligation with respect to Midcontinent Express Pipeline LLC.

On July 28, 2011, Fayetteville Express Pipeline LLC entered into (i) a new unsecured  $600.0 million term loan that is due on July 28, 2012, with the ability to extend one additional year and (ii) a  $50.0 million unsecured revolving bank credit facility that is due on July 28, 2015. These debt instruments replaced Fayetteville Express’  $1.1 billion credit facility that was terminated on July 28, 2011, and on this same date, each of its two member owners, including KMP, were released from their respective debt obligations under the previous guaranty agreements. Accordingly, KMP no longer has a contingent debt obligation with respect to Fayetteville Express Pipeline LLC.

For additional information regarding KMI’s and KMP’s debt facilities and contingent debt agreements, see Note 8 “Debt” and Note 12 “Commitments and Contingent Liabilities” to our audited December 31, 2010 consolidated financial statements and related notes.

Kinder Morgan G.P., Inc. Preferred Shares

On October 16, 2011, Kinder Morgan G.P., Inc.’s board of directors declared a quarterly cash distribution on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of  $20.825 per share payable on November, 18, 2011 to shareholders of record as of October 31, 2011. On August 18, 2011, Kinder Morgan G.P., Inc.’s board of directors paid a quarterly cash distribution on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of  $20.825 per share to shareholders of record as of August 1, 2011. On May 18, 2011, Kinder Morgan G.P., Inc. paid a quarterly cash distribution on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of  $20.825 per share to shareholders of record as of April 29, 2011. On February 18, 2011, Kinder Morgan G.P., Inc. paid a quarterly cash dividend on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of  $20.825 per share to shareholders of record as of January 31, 2011.

8.  Debt

Our balances of debt are classified based on the contractual maturity dates of the underlying debt instruments.  We defer costs associated with debt issuance over the applicable term.  These costs are then amortized as interest expense in our accompanying consolidated statements of income. The net carrying amount of Kinder Morgan Kansas, Inc.'s debt (including both short-term and long-term amounts and excluding the value of interest rate swap agreements) as of December 31, 2010 and 2009 was  $3,623.8 million (including the  $750.0 million of 5.35% Kinder Morgan Finance Company, LLC's senior notes paid on January 5, 2011) and  $3,044.3 million, respectively.  The weighted average interest rate on all of Kinder Morgan Kansas, Inc. and its subsidiaries' (excluding KMP and its subsidiaries') borrowings was approximately 5.01% during 2010 and 5.45% during 2009. Our net carrying amount of KMP's debt (including both short-term and long-term amounts and excluding the value of interest rate swap agreements) as of December 31, 2010 and 2009 was  $11,546.1 million and  $10,604.1 million, respectively.  The weighted average interest rate on all of KMP's borrowings was approximately 4.35% during 2010 and 4.57% during 2009.

Short-Term Debt

Kinder Morgan Kansas, Inc.'s outstanding short-term debt as of December 31, 2010 was  $750.0 million, which consisted of its 5.35% series senior notes that matured on January 5, 2011. KMP's outstanding short-term debt as of December 31, 2010 was  $1,263.3 million. The balance consisted of (i)  $700.0 million in principal amount of KMP's 6.75% senior notes due March 15, 2011 (including purchase accounting adjustments, the notes had a carrying amount of  $700.9 million); (ii)  $522.1 million of KMP's commercial paper borrowings; (iii)  $23.7 million in principal amount of tax-exempt bonds that mature on April 1, 2024, but are due on demand pursuant to certain standby purchase agreement provisions contained in the bond indenture (KMP's subsidiary Kinder Morgan Operating L.P. “B” is the obligor on the bonds); (iv) a  $9.4 million portion of a 5.40% long-term note payable (KMP's subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company are the obligors on the note) and (v) a  $7.2 million portion of 5.23% long-term senior notes (KMP's subsidiary Kinder Morgan Texas Pipeline, L.P. is the obligor on the notes).

Kinder Morgan Kansas, Inc.'s outstanding short-term debt as of December 31, 2009 was  $172.1 million. The balance consisted of (i)  $171.0 million in outstanding borrowings under Kinder Morgan Kansas, Inc.'s senior secured credit facility and (ii)  $1.1 million remaining portion of Kinder Morgan Kansas, Inc.'s 6.50% series debentures, due September 1, 2013. KMP's outstanding short-term debt as of December 31, 2010 was  $596.6 million. The balance consisted of (i)  $300.0 million in outstanding borrowings under KMP's bank credit facility discussed following; (ii)  $250.0 million in principal amount of KMP's 7.50% senior notes that matured on November 1, 2010 (including unamortized discounts and purchase accounting adjustments, the notes had a carrying amount of  $251.9 million); (iii)  $23.7 million in principal amount of tax-exempt bonds due from KMP's subsidiary Kinder Morgan Operating L.P. “B;” (iv) an  $8.9 million portion of the 5.40% long-term note payable due from KMP's subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company; (v) a  $6.8 million portion of the 5.23% senior notes due from KMP's subsidiary Kinder Morgan Texas Pipeline, L.P. and (vi)  $5.3 million in principal amount of adjustable rate industrial development revenue bonds that matured on January 1, 2010 (the bonds were issued by the Illinois Development Finance Authority and KMP's subsidiary Arrow Terminals L.P. was the obligor on the bonds).

Credit Facilities

	As of December 31, 2010
	Short-term Notes Payable	Weighted- Average Interest Rate
	(In millions)
Kinder Morgan Kansas, Inc. – Secured debt(a)	$-	-%
KMP – Unsecured debt(b)	$522.1	0.67%
____________

(a)	The average short-term debt outstanding (and related weighted-average interest rate) was $203.0 million (1.74%) during the year ended December 31, 2010.
(b)	The average short-term debt outstanding (and related weighted-average interest rate) was $542.1 million (0.77%) during the year ended December 31, 2010.

Kinder Morgan Kansas, Inc.'s  $1.0 billion six-year senior secured revolving credit facility matures on May 30, 2013 and includes a sublimit of  $300 million for the issuance of letters of credit and a sublimit of  $50 million for swingline loans. Kinder Morgan Kansas, Inc. does not have a commercial paper program. As of December 31, 2009, there were  $171.0 million in borrowings outstanding under Kinder Morgan Kansas, Inc.'s credit facility and the weighted average interest on these borrowings was 1.61%.

As of December 31, 2010, the amount available for borrowing under Kinder Morgan Kansas, Inc.'s credit facility was reduced by  $40.6 million consisting of four letters of credit required under provisions of Kinder Morgan Kansas, Inc.'s property and casualty, workers' compensation and general liability insurance policies.

The applicable margin for the revolving credit facility is subject to change pursuant to a leverage-based pricing grid. In addition, the credit agreement provides for customary commitment fees and letter of credit fees under the revolving credit facility. The credit agreement contains customary terms and conditions and is unconditionally guaranteed by each of Kinder Morgan Kansas, Inc.'s wholly owned material domestic restricted subsidiaries, to the extent permitted by applicable law and contract. Voluntary prepayments can be made at any time on revolving credit loans and swingline loans, in each case without premium or penalty, and on LIBOR Loans (as defined in the credit agreement) on the interest payment date without premium or penalty.

Kinder Morgan Kansas, Inc.'s credit facility included the following restrictive covenants as of December 31, 2010:

▪	total debt divided by earnings before interest, income taxes, depreciation and amortization may not exceed 6.00: 1.00;

▪	certain limitations on indebtedness, including payments and amendments;

▪	certain limitations on entering into mergers, consolidations, sales of assets and investments;

▪	limitations on granting liens; and

▪	prohibitions on making any dividend to shareholders if an event of default exists or would exist upon making such dividend.

On June 23, 2010, KMP successfully renegotiated its previous  $1.79 billion five-year unsecured revolving bank credit facility that was due August 18, 2010, replacing it with a new  $2.0 billion three-year, senior unsecured revolving credit facility that expires June 23, 2013. Similar to its previous facility, KMP's  $2.0 billion credit facility is with a syndicate of financial institutions, and the facility permits KMP to obtain bids for fixed rate loans from members of the lending syndicate. Wells Fargo Bank, National Association is the administrative agent, and borrowings under the credit facility can be used for general partnership purposes and as a backup for KMP's commercial paper program. KMP had no borrowings under the credit facility as of December 31, 2010.  As of December 31, 2009, the outstanding balance under its previous  $1.79 billion credit facility was  $300.0 million, and the weighted average interest rate on these borrowings was 0.59%.

The covenants of this senior unsecured revolving credit facility are substantially similar to the covenants of KMP's previous facility; however, the interest rates for borrowing under this facility have increased from its previous facility. Interest on KMP's credit facility accrues at its option at a floating rate equal to either (i) the administrative agent's base rate (but not less than the Federal Funds Rate, plus 0.5%) or (ii) LIBOR, plus a margin, which varies depending upon the credit rating of its long-term senior unsecured debt. The credit facility can be amended to allow for borrowings of up to  $2.3 billion.

As of December 31, 2010, the amount available for borrowing under KMP's credit facility was reduced by a combined amount of  $758.9 million, consisting of  $522.1 million of commercial paper borrowings and  $236.8 million of letters of credit, consisting of: (i) a  $100.0 million letter of credit that supports certain proceedings with the California Public Utilities Commission involving refined products tariff charges on the intrastate common carrier operations of KMP's Pacific operations' pipelines in the state of California; (ii) a combined  $87.9 million in three letters of credit that support tax-exempt bonds; (iii) a  $16.2 million letter of credit that supports debt securities issued by the Express pipeline system; (iv) a  $16.1 million letter of credit that supports KMP's indemnification obligations on the Series D note borrowings of Cortez Capital Corporation and (v) a combined  $16.6 million in other letters of credit supporting other obligations of KMP and its subsidiaries.

Additionally, KMP's  $2.0 billion credit facility included the following restrictive covenants as of December 31, 2010:

▪	total debt divided by earnings before interest, income taxes, depreciation and amortization for the preceding four quarters may not exceed:

▪
5.5, in the case of any such period ended on the last day of (i) a fiscal quarter in which KMP makes any Specified Acquisition (as defined in the credit facility) or (ii) the first or second fiscal quarter next succeeding such a fiscal quarter; or

▪	5.0, in the case of any such period ended on the last day of any other fiscal quarter;

▪	certain limitations on entering into mergers, consolidations and sales of assets;

▪	limitations on granting liens; and

▪	prohibitions on making any distribution to holders of units if an event of default exists or would exist upon making such distribution.

In addition to normal repayment covenants, under the terms of KMP's credit facility, the occurrence at any time of any of the following would constitute an event of default: (i) KMP's failure to make required payments of any item of indebtedness or any payment in respect of any hedging agreement, provided that the aggregate outstanding principal amount for all such indebtedness or payment obligations in respect of all hedging agreements is equal to or exceeds  $75 million; (ii) KMP's general partner's failure to make required payments of any item of indebtedness, provided that the aggregate outstanding principal amount for all such indebtedness is equal to or exceeds  $75 million; (iii) adverse judgments rendered against KMP for the payment of money in an aggregate amount in excess of  $75 million, if this same amount remains undischarged for a period of thirty consecutive days during which execution shall not be effectively stayed and (iv) voluntary or involuntary commencements of any proceedings or petitions seeking KMP's liquidation, reorganization or any other similar relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law.

Other than the relatively non-restrictive negative covenants and events of default in KMP's credit facility, there are no provisions protecting against a situation where KMP is unable to terminate an agreement with a counterparty who is facing an impending financial collapse, and such collapse may be hastened due to cross-defaults. Also, KMP's credit facility does not contain a material adverse change clause coupled with a lockbox provision; however, the facility does provide that the margin KMP will pay with respect to borrowings, and the facility fee that it will pay on the total commitment, will vary based on its senior debt credit rating.  None of KMP's debt is subject to payment acceleration as a result of any change to its credit ratings.

Commercial Paper Program

KMP's commercial paper program provides for the issuance of  $2 billion of commercial paper.  On October 13, 2008, Standard & Poor's Ratings Services lowered KMP's short-term credit rating to A-3 from A-2, and on May 6, 2009, Moody's Investors Service, Inc. downgraded KMP's commercial paper rating to Prime-3 from Prime-2 and assigned a negative outlook to KMP's long-term credit rating.  As a result of these revisions and the commercial paper market conditions, KMP was unable to access commercial paper borrowings throughout 2009.

However, on February 25, 2010, Standard & Poor's revised its outlook on KMP's long-term credit rating to stable from negative, affirmed KMP's long-term credit rating at BBB, and raised KMP's short-term credit rating to A-2 from A-3. The rating agency's revisions reflected its expectations that KMP's financial profile will improve due to lower guaranteed debt obligations and higher expected cash flows associated with the completion and start-up of KMP's 50%-owned Rockies Express and Midcontinent Express natural gas pipeline systems and its fully-owned Kinder Morgan Louisiana natural gas pipeline system. Due to this favorable change in KMP's short-term credit rating it resumed issuing commercial paper in March 2010.  In the near term, KMP expects that its short-term liquidity and financing needs will be met through a combination of borrowings made under its bank credit facility and commercial paper program.

Long-Term Debt

Kinder Morgan Kansas, Inc.'s long-term debt balance, excluding the value of interest rate swaps, at December 31, 2010 and 2009 was  $2,873.8 million and  $2,872.2 million, respectively. KMP's long-term debt balance, excluding the value of interest rate swaps, at December 31, 2010 and 2009 was  $10,282.8 million and  $10,007.5 million, respectively. The balances consisted of the following (in millions).

	December 31,
	2010	2009
Kinder Morgan Kansas, Inc.
Debentures
6.50% series, due September 1, 2013	$-	$1.1
6.67% series, due November 1, 2027	7.0	7.0
7.25% series, due March 1, 2028	32.0	32.0
7.45% series, due March 1, 2098	25.9	25.9
Senior Notes
6.50% series, due September 1, 2012	841.8	844.1
5.15% series, due March 1, 2015	238.0	235.6
Deferrable Interest Debentures Issued to Subsidiary Trusts
8.56% junior subordinated deferrable interest debentures due April 15, 2027(a)	-	15.8
7.63% junior subordinated deferrable interest debentures due April 15, 2028(a)	-	19.9
Bank credit facility borrowings	-	171.0
Kinder Morgan Finance Company, LLC
5.35% series, due January 5, 2011	750.0	745.9
5.70% series, due January 5, 2016	817.0	811.6
6.00% series, due January 15, 2018	750.0	-
6.40% series, due January 5, 2036	35.1	34.4
Subsidiary Trusts
Preferred Capital Trust Securities
8.56% K N Capital Trust I due April 15, 2027(a)	12.7	-
7.63% K N Capital Trust III due April 15, 2028(a)	14.4	-
Kinder Morgan G.P., Inc.
$1,000 Liquidation Value Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock	100.0	100.0
Unamortized Debt Discount on Long-term Debt	(0.1)	-
Current Maturities of Long-term Debt	(750.0)	(172.1)
Total Long-term Debt – Kinder Morgan Kansas, Inc.	$2,873.8	$2,872.2

Kinder Morgan Energy Partners, L.P. borrowings
7.50% senior notes due November 1, 2010	$-	$251.8
6.75% senior notes due March 15, 2011	700.9	704.3
7.125% senior notes due March 15, 2012	453.6	456.2
5.85% senior notes due September 15, 2012	500.0	500.0
5.00% senior notes due December 15, 2013	494.5	492.8
5.125% senior notes due November 15, 2014	493.1	491.7
5.625% senior notes due February 15, 2015	300.0	300.0
6.00% senior notes due February 1, 2017	598.2	598.0
5.95% senior notes due February 15, 2018	975.0	975.0
9.00% senior notes due February 1, 2019(b)	500.0	500.0
6.85% senior notes due February 15, 2020	700.0	700.0
5.30% senior notes due September 15, 2020	600.0	-
5.80% senior notes due March 1, 2021	400.0	400.0
7.40% senior notes due March 15, 2031	309.9	310.1
7.75% senior notes due March 15, 2032	315.8	316.1
7.30% senior notes due August 15, 2033	513.4	513.7
5.80% senior notes due March 15, 2035	478.0	477.7
6.50% senior notes due February 1, 2037	395.9	395.8
6.95% senior notes due January 15, 2038	1,175.0	1,175.0
6.50% senior notes due September 1, 2039	600.0	600.0
6.55% senior notes due September 15, 2040	400.0	-
Bank credit facility borrowings	522.1	300.0
Subsidiary borrowings:
Arrow Terminals L.P.-IL Development Revenue Bonds due January 1, 2010	-	5.3
Kinder Morgan Louisiana Pipeline LLC-6.0% LA Development Revenue note due January 1, 2011	-	5.0
Kinder Morgan Operating L.P. “A”-5.40% BP note, due March 31, 2012	10.2	14.9
Kinder Morgan Canada Company-5.40% BP note, due March 31, 2012	9.0	13.2
Kinder Morgan Texas Pipeline, L.P.-5.23% Senior Notes, due January 2, 2014	23.6	30.5

Kinder Morgan Liquids Terminals LLC-N.J. Development Revenue Bonds due January 15, 2018	25.0	25.0
Kinder Morgan Columbus LLC-5.50% MS Development Revenue note due September 1, 2022	8.2	8.2
Kinder Morgan Operating L.P. “B”-Jackson-Union Cos. IL Revenue Bonds due April 1, 2024	23.7	23.7
International Marine Terminals-Plaquemines, LA Revenue Bonds due March 15, 2025	40.0	40.0
Other miscellaneous subsidiary debt	1.3	1.3
Unamortized Debt Discount on Long-term Debt	(20.3)	(21.2)
Current Maturities of Long-term Debt	(1,263.3)	(596.6)
Total Long-term Debt – KMP	$10,282.8	$10,007.5
____________

(a)
As a result of the implementation of ASU 2009-17, effective January 1, 2010, we (i) include the transactions and balances of our business trust, K N Capital Trust I and K N Capital Trust III, in our consolidated financial statements and (ii) no longer include our Junior Subordinated Deferrable Interest Debentures issued to the Capital Trusts (see Note 18 “Recent Accounting Pronouncements”).

(b)
KMP issued its  $500 million in principal amount of 9.00% senior notes due February 1, 2019 in December 2008.  Each holder of the notes has the right to require KMP to repurchase all or a portion of the notes owned by such holder on February 1, 2012 at a purchase price equal to 100% of the principal amount of the notes tendered by the holder plus accrued and unpaid interest to, but excluding, the repurchase date.  On and after February 1, 2012, interest will cease to accrue on the notes tendered for repayment.  A holder's exercise of the repurchase option is irrevocable.

Kinder Morgan Kansas, Inc.

The 2028 and 2098 debentures and the 2012 and 2015 senior notes are redeemable in whole or in part, at Kinder Morgan Kansas, Inc.'s option at any time, at redemption prices defined in the associated prospectus supplements.  The 2027 debentures are redeemable in whole or in part, at Kinder Morgan Kansas, Inc.'s option after November 1, 2004 at redemption prices defined in the associated prospectus supplements.

On September 2, 2010, Kinder Morgan Kansas, Inc. paid the remaining  $1.1 million principal balance outstanding on Kinder Morgan Kansas, Inc.'s 6.50% series debentures, due 2013.

Kinder Morgan Finance Company, LLC

On December 20, 2010, Kinder Morgan Finance Company, LLC, a wholly owned subsidiary of Kinder Morgan Kansas, Inc., completed a public offering of senior notes. It issued a total of  $750 million in principal amount of 6.00% senior notes due January 15, 2018. Net proceeds received from the issuance of the notes, after underwriting discounts and commissions, were  $744.2 million, which were used to retire the principal amount of the 5.35% senior notes that matured on January 5, 2011.

The 2011, 2016, 2018 and 2036 senior notes issued by Kinder Morgan Finance Company, LLC are redeemable in whole or in part, at Kinder Morgan Kansas, Inc.'s option at any time, at redemption prices defined in the associated prospectus supplements. Each series of these notes is fully and unconditionally guaranteed by Kinder Morgan Kansas, Inc. on a senior unsecured basis as to principal, interest and any additional amounts required to be paid as a result of any withholding or deduction for Canadian taxes.

Capital Trust Securities

Kinder Morgan Kansas, Inc.'s business trusts, K N Capital Trust I and K N Capital Trust III, are obligated for  $12.7 million of 8.56% Capital Trust Securities maturing on April 15, 2027 and  $14.4 million of 7.63% Capital Trust Securities maturing on April 15, 2028, respectively, which it guarantees. The 2028 Securities are redeemable in whole or in part, at Kinder Morgan Kansas, Inc.'s option at any time, at redemption prices as defined in the associated prospectus. The 2027 Securities are redeemable in whole or in part at Kinder Morgan Kansas, Inc.'s option and at any time in certain limited circumstances upon the occurrence of certain events and at prices, all defined in the associated prospectus supplements. Upon redemption by Kinder Morgan Kansas, Inc. or at maturity of the Junior Subordinated Deferrable Interest Debentures, it must use the proceeds to make redemptions of the Capital Trust Securities on a pro rata basis.

KMP

All of KMP's fixed rate senior notes provide that it may redeem the notes at any time at a price equal to 100% of the principal amount of the notes plus accrued interest to the redemption date plus a make-whole premium.

On May 19, 2010, KMP completed a public offering of senior notes. KMP issued a total of  $1 billion in principal amount of senior notes in two separate series, consisting of  $600 million of 5.30% notes due September 15, 2020, and  $400 million of 6.55% notes due September 15, 2040. KMP received proceeds from the issuance of the notes, after underwriting discounts and commissions, of  $993.1 million and KMP used the proceeds to reduce the borrowings under its commercial paper program and its bank credit facility.

In addition, on November 1, 2010, KMP paid  $250 million to retire the principal amount of its 7.50% senior notes that matured on that date.  KMP borrowed the necessary funds under its commercial paper program.

During 2009, KMP completed two separate public offerings of senior notes.  With regard to these offerings, KMP received proceeds, net of underwriting discounts and commissions, as follows: (i)  $993.3 million from a May 14, 2009 public offering of a total of  $1 billion in principal amount of senior notes, consisting of  $300 million of 5.625% notes due February 15, 2015, and  $700 million of 6.85% notes due February 15, 2020 and (ii)  $987.4 million from a September 16, 2009 public offering of a total of  $1 billion in principal amount of senior notes, consisting of  $400 million of 5.80% notes due March 1, 2021 and  $600 million of 6.50% notes due September 1, 2039.  KMP used the proceeds from all of its 2009 debt offerings to reduce borrowings under its bank credit facility.

In addition, on February 1, 2009, KMP paid  $250 million to retire the principal amount of its 6.30% senior notes that matured on that date.  KMP borrowed the necessary funds under its bank credit facility.

Interest Rate Swaps

Information on our interest rate swaps is contained in Note 13 “Risk Management-Interest Rate Risk Management.”

KMP's Subsidiary Debt

KMP's subsidiaries are obligors on the following debt.  The agreements governing these obligations contain various affirmative and negative covenants and events of default.  KMP does not believe that these provisions will materially affect distributions to its partners.

Arrow Terminals L.P. Debt

On January 1, 2010, KMP's subsidiary Arrow Terminals L.P. paid the  $5.3 million outstanding principal amount of its Adjustable Rate Industrial Development Revenue Bonds issued by the Illinois Development Finance Authority that matured on that date, and following its repayment, Arrow Terminals L.P. had no outstanding debt.

Kinder Morgan Operating L.P. “A” Debt

Effective January 1, 2007, KMP acquired the remaining approximately 50.2% interest in the Cochin pipeline system that it did not already own.  As part of the purchase price consideration, two of KMP's subsidiaries issued a long-term note payable to the seller having a fair value of  $42.3 million.  KMP valued the debt equal to the present value of amounts to be paid, determined using an annual interest rate of 5.40%.  KMP's subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company are the obligors on the note, and the principal amount of the note, along with interest, is due in five annual installments of  $10.0 million beginning March 31, 2008.  The third installment was paid on March 31, 2010, and as of December 31, 2010, the net present value of the note (representing the outstanding balance included as debt on our accompanying consolidated balance sheet) was  $19.2 million. As of December 31, 2009, the net present value of the note was  $28.1 million.

Kinder Morgan Texas Pipeline, L.P. Debt

KMP's subsidiary, Kinder Morgan Texas Pipeline, L.P. is the obligor on a series of unsecured senior notes, which were assumed on August 1, 2005 when it acquired a natural gas storage facility located in Liberty County, Texas from a third party. The notes have a fixed annual stated interest rate of 8.85%; however, it valued the debt equal to the present value of amounts to be paid determined using an approximate interest rate of 5.23%.  The assumed principal amount, along with interest, is due in monthly installments of approximately  $0.7 million, and the final payment is due January 2, 2014. During 2010, KMP paid a combined principal amount of  $6.9 million, and as of December 31, 2010 and 2009 Kinder Morgan Texas Pipeline L.P.'s outstanding balance under the senior notes was  $23.6 million and  $30.5 million, respectively.  Additionally, the unsecured senior notes may be prepaid at any time in amounts of at least  $1.0 million and at a price equal to the higher of par value or the present value of the remaining scheduled payments of principal and interest on the portion being prepaid.

Kinder Morgan Liquids Terminals LLC Debt

KMP's subsidiary, Kinder Morgan Liquids Terminals LLC is the obligor on  $25.0 million of Economic Development Revenue Refunding Bonds issued by the New Jersey Economic Development Authority.  These bonds have a maturity date of January 15, 2018.  Interest on these bonds is computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed during Commercial Paper, Daily or Weekly Rate Periods and on the basis of a 360-day year consisting of twelve 30-day months during a Term Rate Period.  As of December 31, 2010, the interest rate was 0.29%.  KMP has an outstanding letter of credit issued by Citibank in the amount of  $25.4 million that backs-up the  $25.0 million principal amount of the bonds and  $0.4 million of interest on the bonds for up to 46 days computed at 12% on a per annum basis on the principal thereof.

Kinder Morgan Operating L.P. “B” Debt

KMP's subsidiary Kinder Morgan Operating L.P. “B” is the obligor of a principal amount of  $23.7 million of tax-exempt bonds due April 1, 2024.  The bonds were issued by the Jackson-Union Counties Regional Port District, a political subdivision embracing the territories of Jackson County and Union County in the state of Illinois. These variable rate demand bonds bear interest at a weekly floating market rate and are backed-up by a letter of credit issued by Wells Fargo.

The bond indenture also contains certain standby purchase agreement provisions which allow investors to put (sell) back their bonds at par plus accrued interest.  As of December 31, 2010, the interest rate on these bonds was 0.38%.  KMP's outstanding letter of credit issued by Wells Fargo totaled  $24.1 million, which backs-up a principal amount of  $23.7 million and  $0.4 million of interest on the bonds for up to 55 days computed at 12% per annum on the principal amount thereof.

International Marine Terminals Debt

KMP owns a 66 2/3% interest in the International Marine Terminals (IMT) partnership.  The principal assets owned by IMT are dock and wharf facilities financed by the Plaquemines Port, Harbor and Terminal District (Louisiana)  $40.0 million Adjustable Rate Annual Tender Port Facilities Revenue Refunding Bonds (International Marine Terminals Project) Series 1984A and 1984B.  As of December 31, 2010, the interest rate on these bonds was 1.20%.

On March 15, 2005, these bonds were refunded and the maturity date was extended from March 15, 2006 to March 15, 2025.  No other changes were made under the bond provisions.  The bonds are backed by two letters of credit issued by Wells Fargo.  On March 19, 2002, an Amended and Restated Letter of Credit Reimbursement Agreement relating to the letters of credit in the amount of  $45.5 million was entered into by IMT and KBC Bank.  In connection with that agreement, KMP agreed to guarantee the obligations of IMT in proportion to its ownership interest.  KMP's obligation is approximately  $30.3 million for principal, plus interest and other fees.

Gulf Opportunity Zone Bonds

To help fund its business growth in the states of Mississippi and Louisiana, KMP completed the purchase of a combined  $13.2 million in principal amount of tax exempt revenue bonds in two separate transactions in December 2008.  To acquire its investment, two of KMP's subsidiaries issued notes with identical terms under the Gulf Opportunity Zone Act of 2005.  The notes consisted of the following: (i)  $8.2 million in principal amount of 5.5% Development Revenue Bonds issued by the Mississippi Business Finance Corporation (MBFC), a public, non-profit corporation that coordinates a variety of resources used to assist business and industry in the state of Mississippi and (ii)  $5.0 million in principal amount of 6.0% Development Revenue Bonds issued by the Louisiana Community Development Authority (LCDA), a political subdivision of the state of Louisiana.

The Mississippi revenue bonds mature on September 1, 2022, and both principal and interest is due in full at maturity.  KMP holds an option to redeem in full (and settle the note payable to MBFC) the principal amount of bonds it holds without penalty after one year.  KMP redeemed the Louisiana revenue bonds in December 2010 (by settling its  $5.0 million note payable to LCDA), and it replaced this investment with a new investment of  $100.0 million in principal amount of Development Revenue Bonds that mature on December 1, 2040 and pay interest at a rate equal to one-month  LIBOR plus 1.75%.  KMP paid for this investment by issuing a  $100.0 million note payable to LCDA with identical terms, and for this bond issuance, KMP elected to offset its borrowing against the investment it acquired.

Kinder Morgan G.P., Inc. Preferred Shares

As of December 31, 2010, Kinder Morgan G.P., Inc. had outstanding 100,000 shares of its  $1,000 Liquidation Value Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock due 2057.  Until August 18, 2012, dividends will accumulate, commencing on the issue date, at a fixed rate of 8.33% per annum and will be payable quarterly in arrears, when and if declared by Kinder Morgan G.P., Inc.'s Board of Directors, on February 18, May 18, August 18 and November 18 of each year, beginning November 18, 2007. After August 18, 2012, dividends on the preferred stock will accumulate at a floating rate of the 3-month LIBOR plus 3.8975% and will be payable quarterly in arrears, when and if declared by Kinder Morgan G.P., Inc.'s Board of Directors, on February 18, May 18, August 18 and November 18 of each year, beginning November 18, 2012. The preferred stock has approval rights over a commencement of or filing of voluntary bankruptcy by KMP or its SFPP, L.P. or Calnev Pipe Line LLC subsidiaries.

During 2010,  $8.3 million in cash dividends, or  $83.30 per share, was paid on Kinder Morgan G.P. Inc.'s Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock. On January 19, 2011, Kinder Morgan G.P., Inc.'s Board of Directors declared a quarterly cash dividend on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of  $20.825 per share that was paid on February 18, 2011 to shareholders of record as of January 31, 2011.

Maturities of Debt

The scheduled maturities of our outstanding debt balances, including purchase accounting adjustments and excluding the value of interest rate swaps, as of December 31, 2010, are summarized as follows (in millions):

Year	Kinder Morgan Kansas, Inc	KMP
2011	$750.0	$1,263.3
2012	841.8	1,470.7
2013	-	502.1
2014	-	493.7
2015	238.0	299.9
Thereafter	1,794.0	7,516.4
Total	$3,623.8	$11,546.1

Subsequent Events

On January 5, 2011, Kinder Morgan Finance Company, LLC, a wholly owned subsidiary of Kinder Morgan Kansas, Inc., paid  $750.0 million to retire the principal amount of its 5.35% senior notes that matured on that date using proceeds from the December 2010 issuance of  $750.0 million of its 6.00% senior notes due January 15, 2018.

In January 2011, KMP terminated a previously issued  $55.0 million letter of credit issued by Deutsche Bank to support its pipeline and terminal operations in Canada.  Specifically, this letter of credit supported the operations of the Kinder Morgan Canada-KMP business segment owned by its subsidiary KMEP Canada ULC.  To replace this letter of credit, on January 6, 2011, KMP entered into a credit agreement with The Toronto-Dominion Bank that allows it to obtain the issuance of letters of credit up to a limit of C $70.0 million to support the Canadian operations.  Each letter of credit issued pursuant to this credit agreement will expire one year after issuance or, in the case of any renewal or extension, one year after such renewal or extension. As of February 14, 2011, letters of credit having a combined face amount of C $50.7 million have been issued pursuant to this credit agreement.

Share-based Compensation and Employee Benefits	12 Months Ended
Dec. 31, 2010
Share Based Compensation And Retirement Disclosure [Abstract]
Share-based Compensation and Employee Benefits
9.  Share-based Compensation and Employee Benefits

Share-based Compensation

Kinder Morgan, Inc. (Formerly Kinder Morgan Holdco LLC)

We completed an initial public offering in February 2011 as discussed further in Note 10 “Members' Equity-Subsequent Events-Initial Public Offering.”  The following discussion of our equity interests is based on the classes of ownership interests outstanding as of December 31, 2010 and 2009.

Our limited liability company agreement created three classes of ownership interests or units: Class A units, Class A-1 Units and Class B Units. For further information, see Note 10 “Members' Equity.” The Class A-1 Units were granted to certain members of management. The Class B units were granted to certain members of management as a replacement to previous incentive compensation programs. The granting of both the Class A-1 Units and the Class B Units are being accounted for as equity awards.

Class A-1 Units

Class A-1 Units entitled the holder to receive a distribution once certain other distribution criteria had been met. A total of 27,570,736 Class A-1 Units (including phantom Class A-1 Units) were authorized and outstanding as of December 31, 2010 and 2009, all of which were granted as of the close of the Going Private Transaction. Class A-1 Units may be purchased, under certain circumstances including a service condition, by KMI for no consideration for a period of four years from the date of issuance. As the A-1 units were equity interests in KMI, a private limited liability company at that time, a discounted cash flow analysis was prepared to determine a grant date fair value of these awards of  $6.2 million. This grant date fair value is being amortized over the 4 year requisite service period. During each of the years ended December 31, 2010, 2009 and 2008, we recognized compensation expense with respect to such units, however, we have no obligation, nor do we expect to pay any amounts in respect of such units.

Class B Units

Class B Units entitled the holder to receive a distribution once certain other distribution criteria had been met. A total of 1,978,513,629 Class B Units (including phantom Class B Units) were granted as of the close of the Going Private Transaction or shortly thereafter. Class B Units were subject to time vesting where one third of each grant time vested or was to time vest, as applicable, on the third, fourth, and fifth anniversary of the date of issuance. As the Class B units were equity interests in KMI, a private limited liability company at that time, a discounted cash flow analysis was prepared to determine a grant date fair value of these awards of  $23.0 million. This grant date fair value is being amortized over the 5 year requisite service period with one third of the total fair value being amortized over 3, 4 and 5 years, respectively. During the years ended December 31, 2010, 2009 and 2008, we amortized  $4.5 million,  $6.0 million and  $6.0 million with respect to such units, however, we have no obligation, nor do we expect to pay any amounts in respect to such units. As of January 1, 2009, there were 1,977,524,373 Class B units outstanding. During 2009 there were 8,903,310 Class B units granted and 7,914,054 Class B units forfeited and as of December 31, 2009, 1,978,513,629 Class B units were outstanding.  During 2010 there were no Class B units granted or forfeited and 1,978,513,629 were outstanding as of December 31, 2010.

Kinder Morgan Energy Partners, L.P.

KMP has two common unit-based compensation plans: The Directors' Unit Appreciation Rights Plan and the Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors.

The Directors' Unit Appreciation Rights Plan was established on April 1, 2003. Pursuant to this plan, and on this date of adoption, each of KMR's then three non-employee directors was granted 7,500 common unit appreciation rights.  In addition, 10,000 common unit appreciation rights were granted to each of KMR's then three non-employee directors on January 21, 2004, at the first meeting of the board in 2004.  During the first board meeting of 2005, the plan was terminated and replaced by the Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors (discussed following); however, all unexercised awards made under the plan remain outstanding.

Upon the exercise of unit appreciation rights, KMP will pay, within thirty days of the exercise date, the participant an amount of cash equal to the excess, if any, of the aggregate fair market value of the unit appreciation rights exercised as of the exercise date over the aggregate award price of the rights exercised.  The fair market value of one unit appreciation right as of the exercise date will be equal to the closing price of one common unit on the New York Stock Exchange on that date.  The award price of one unit appreciation right will be equal to the closing price of one common unit on the New York Stock Exchange on the date of grant.  Proceeds, if any, from the exercise of a unit appreciation right granted under the plan will be payable only in cash (that is, no exercise will result in the issuance of additional common units) and will be evidenced by a unit appreciation rights agreement.  All unit appreciation rights granted vest on the six-month anniversary of the date of grant.  If a unit appreciation right is not exercised in the ten year period following the date of grant, the unit appreciation right will expire and not be exercisable after the end of such period.  In addition, if a participant ceases to serve on the board for any reason prior to the vesting date of a unit appreciation right, such unit appreciation right will immediately expire on the date of cessation of service and may not be exercised.

During 2008, 10,000 unit appreciation rights were exercised at an aggregate fair value of  $60.32 per unit.  During 2009, 17,500 unit appreciation rights were exercised at an aggregate fair value of  $53.75 per unit.  As of December 31, 2010, 17,500 unit appreciation rights had been granted, vested and remained outstanding.

The Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors recognizes that the compensation to be paid to each non-employee director is fixed by the KMR board, generally annually, and that the compensation is payable in cash. Pursuant to the plan, in lieu of receiving cash compensation, each non-employee director may elect to receive common units. A non-employee director may make a new election each calendar year. The total number of common units authorized under this compensation plan is 100,000. All common units issued under this plan are subject to forfeiture restrictions that expire six months from the date of issuance. A total of 2,450, 2,450, 3,200 and 4,338 common units were issued to non-employee directors in 2011, 2010, 2009 and 2008, respectively, as a result of their elections to receive common units in lieu of cash compensation.

Pension and Postretirement Benefit Plans

Kinder Morgan, Inc.

Retirement Plans

We have defined benefit pension plans covering eligible full-time employees. These plans provide pension benefits that are based on the employees' compensation during the period of employment, age and years of service. These plans are tax-qualified subject to the minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. Our funding policy is to contribute annually the recommended contribution using the actuarial cost method and assumptions used for determining annual funding requirements. Plan assets consist primarily of pooled fixed income, equity, bond and money market funds. The Plan did not have any material investments in our company or affiliates as of December 31, 2010 and 2009.

Total amounts recognized in net periodic pension cost include the following components (in millions):

	Year Ended December 31,
	2010	2009	2008
Net periodic pension benefit cost
Service cost	$12.0	$4.8	$10.8
Interest cost	16.3	15.8	14.5
Expected return on assets	(19.5)	(16.2)	(23.2)
Amortization of prior service cost	0.1	0.1	0.1
Amortization of loss	6.5	7.9	0.3
Net periodic pension benefit cost	$15.4	$12.4	$2.5

The following table sets forth the reconciliation of the beginning and ending balances of the pension benefit obligation (in millions):

	Year Ended December 31,
	2010	2009
Benefit obligation at beginning of period	$274.4	$255.0
Service cost	12.0	4.8
Interest cost	16.3	15.8
Actuarial loss (gain)	19.7	12.4
Benefits paid	(14.1)	(13.6)
Benefit obligation at end of period	$308.3	$274.4

The accumulated benefit obligation at December 31, 2010 and 2009 was  $298.0 million and  $265.2 million, respectively.

The following table sets forth the reconciliation of the beginning and ending balances of the fair value of the plans' assets and the plans' funded status (in millions):

	Year Ended December 31,
	2010	2009
Fair value of plan assets at beginning of period	$220.1	$179.7
Actual return on plan assets during the period	24.2	34.0
Contributions by employer	20.0	20.0
Benefits paid during the period	(14.1)	(13.6)
Fair value of plan assets at end of period	250.2	220.1
Benefit obligation at end of period	(308.3)	(274.4)
Funded status at end of period	$(58.1)	$(54.3)

Our accompanying consolidated balance sheets at December 31, 2010 and 2009 include a balance of  $58.1 million and  $54.3 million, respectively, under the caption “Other Long-term Liabilities and Deferred Credits” related to our pension plans.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value (in millions):

	Assets at fair value at December 31, 2010
	Level 1	Level 2	Level 3	Total
Money market funds	$-	$14.1	$-	$14.1
Insurance contracts	-	12.0	-	12.0
Mutual funds	11.8	67.6	-	79.4
Common and preferred stocks	88.6	0.1	0.1	88.8
Corporate bonds	-	29.0	-	29.0
U.S. government securities	-	12.2	-	12.2
Asset backed securities	-	2.9	-	2.9
Limited partnerships	-	-	6.9	6.9
Private equity	-	-	4.4	4.4

Total asset fair value	$100.4	$137.9	$11.4	$249.7	(a)
____________

(a)	Excludes $0.5 million in interest, dividend, tax claim and investment receivables.

	Assets at fair value at December 31, 2009
	Level 1	Level 2	Level 3	Total
Money market funds	$-	$20.1	$-	$20.1
Insurance contracts	-	12.2	-	12.2
Mutual funds	-	61.1	-	61.1
Common and preferred stocks	75.6	-	-	75.6
Corporate bonds	-	23.8	-	23.8
U.S. government securities	-	15.2	-	15.2
Asset backed securities	-	3.2	-	3.2
Limited partnerships	-	-	5.2	5.2
Private equity	-	-	3.2	3.2

Total asset fair value	$75.6	$135.6	$8.4	$219.6	(a)
____________

(a)	Excludes $0.5 million in interest, dividend and security receivables.

An asset's fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets measured at fair value:

Common stocks and fixed income: Valued at the closing price reported on the active market on which the individual securities are traded.

Money market funds: Valued at amortized cost, which approximates fair value.

Mutual funds: Valued at the net asset value (NAV) of shares held by the plan at year end.

Limited partnership and private equity investments: Valued at net fair value utilizing discounted present value.

Insurance contracts: Valued at contract value, which approximates fair value.

The table below sets forth a summary of changes in the fair value of the Plan's level 3 assets (in millions):

	Level 3 assets at fair value at December 31, 2010
	Limited Partnerships	Private Equity	Common Stock	Total
Balance, beginning of year	$5.2	$3.2	$-	$8.4
Transfers to level 3	-	-	0.1	0.1
Realized and unrealized gains/(losses)	0.6	0.4	-	1.0
Purchases and sales	1.1	0.8	-	1.9
Level 3 end of year balance	$6.9	$4.4	$0.1	$11.4
Changes in unrealized net gains (losses) relating to contracts still held at end of period	$0.7	$0.3	$-	$1.0

	Level 3 assets at fair value at December 31, 2009
	Limited Partnerships	Private Equity	Total
Balance, beginning of year	$4.6	$2.6	$7.2
Realized and unrealized gains/(losses)	0.4	(0.5)	(0.1)
Purchases and sales	0.2	1.1	1.3
Level 3 end of year balance	$5.2	$3.2	$8.4
Changes in unrealized net gains (losses) relating to contracts still held at end of period	$(0.6)	$(0.6)	$(1.2)

Changes in the underlying value of level 3 assets due to the effect of measurement were immaterial for the years ended December 31, 2010 and 2009.

Other changes in plan assets and benefit obligations recognized in other comprehensive income consist of (in millions):

	Year Ended December 31,
	2010	2009
Beginning balance	$96.6	$109.9
Net (gain)/loss arising during period	15.1	(5.3)
Prior service cost arising during period	-	-
Amortization of (gain)/loss	(6.5)	(7.9)
Amortization of prior service cost	(0.1)	(0.1)
Ending balance	$105.1	$96.6

Accumulated Other comprehensive loss balances for retirement plans at December 31, 2010 and 2009 consist of the following (in millions):

	December 31,
	2010	2009
Unrecognized net (gain) or loss	$104.5	$96.0
Unrecognized prior service cost	0.6	0.6
Total	$105.1	$96.6

Our actuarial estimates allocate costs based on projected employee costs. As experience develops under our plan, actuarial gains (losses) result from experience more favorable (unfavorable) than assumed.

The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic pension benefit cost over the next fiscal year is  $6.7 million.

We expect to contribute approximately  $20 million to the Plan during 2011.

The following net benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in millions):

Fiscal year	Expected net benefit payments
2011	$16.1
2012	$17.0
2013	$17.7
2014	$18.6
2015	$20.3
2016-2020	$126.2

Certain collectively bargained employees and “grandfathered” employees continue to accrue benefits through the defined pension benefit plan described above. The remainder of the employees accrue benefits through a Personal Retirement Account (PRA) in the Kinder Morgan, Inc. Cash Balance Retirement Plan, a cash balance plan. We allocate contribution credits equivalent to 3% of eligible compensation every pay period to participants' PRA. For plan years prior to 2011, interest was credited to the PRA at the 30-year U.S. Treasury bond rate published in the Internal Revenue Bulletin for the November of the prior year. Beginning January 1, 2011, interest is credited to the PRA at the 5-year U.S. Treasury bond rate published in the Internal Revenue Bulletin for the November of the prior year, plus 0.25%. Employees become 100% vested in the plan after three years and may take a lump sum distribution upon termination of employment or retirement. As a result of a cost savings effort in 2009, all company contributions to the plan were suspended from April 12, 2009 through December 31, 2009.  Company contributions were reinstated effective January 1, 2010.

In addition to the Retirement Plan described above, we have the Kinder Morgan, Inc. Savings Plan (the “Plan), a defined contribution 401(k) plan. The Plan permits all eligible Plan participants to contribute between 1% and 50% of eligible compensation, on a pre-tax or after-tax (Roth 401k) basis, into their accounts. In addition to a Company contribution equal to 4% of eligible compensation per year for most of the Plan participants, we may make discretionary contributions. Certain Plan participant's contributions and Company contributions are based on collective bargaining agreements. The contributions are made each pay period on behalf of each eligible participant. Participants may direct the investment of their contributions and all Company contributions, including discretionary contributions, into a variety of investments. Plan assets are held and distributed pursuant to a trust agreement. The total amount contributed for the years ended December 31, 2010, 2009 and 2008 was  $21.0 million,  $19.8 million and  $20.8 million, respectively.

Company contributions for participants vest on the second anniversary of the date of hire. Vesting on Company contributions for bargaining employees will follow the collective bargaining agreements.

At its July 2008 meeting, the Compensation Committee of our Board of Directors approved a special contribution of an additional 1% of base pay into the Plan for each eligible participant. Each eligible participant received an additional 1% Company contribution based on eligible base pay each pay period beginning with the first pay period of August 2008 and continuing through the last pay period of July 2009. The additional 1% contribution did not change or otherwise impact the annual 4% contribution that most of the eligible participants received and the vesting schedule mirrored the Company's 4% contribution.

Commencing February 1, 2009 through February 1, 2010, the Company suspended both the annual 4% contribution as well as the discretionary 1% contribution for participants with a title of Vice President or greater.

The Office of the Chair announced an amendment to the Plan to be effective in August of 2011. For most of the Plan's eligible participants, the amendment increases the 4% contribution to 5% and will eliminate the Company's discretionary 1% contribution.

Additionally, participants have an option to make after-tax “Roth” contributions (Roth 401(k) option) to a separate participant account. Unlike traditional 401(k) plans, where participant contributions are made with pre-tax dollars, earnings grow tax-deferred, and the withdrawals are treated as taxable income, Roth 401(k) contributions are made with after-tax dollars, earnings are tax-free, and the withdrawals are tax-free if they occur after both (i) the fifth year of participation in the Roth 401(k) option and (ii) attainment of age 59 ½, death or disability. The Company contribution will still be considered taxable income at the time of withdrawal.

Beginning in 2006, we elected not to make any restricted stock awards as a result of the Going Private Transaction. To ensure that certain key employees who had previously received restricted stock and restricted stock unit awards continued under a long-term retention and incentive program, the Company implemented the Long-term Incentive Retention Award plan. The plan provides cash awards approved by the compensation committees of the Company which are granted in July of each year to recommended key employees. Senior management is not eligible for these awards. These grants require the employee to sign a grant agreement. The grants vest 100% after the third year anniversary of the grant provided the employee remains with the Company. Grants were made in July of 2010, 2009 and 2008. During the years ended December 31, 2010, December 31, 2009 and December 31, 2008, we amortized  $3.3 million,  $2.3 million and  $6.9 million, respectively, related to these grants.

Other Postretirement Employee Benefits

We have a postretirement plan providing medical and life insurance benefits upon retirement. For certain eligible employees and their eligible dependents that are “grandfathered,” we also provide a subsidized premium. All others who are eligible pay the full cost. NGPL funds a portion of the future expected postretirement benefit cost under the plan by making payments to Voluntary Employee Benefit Association trusts. Plan assets are invested in a mix of equity funds and fixed income instruments similar to the investments in our pension plans.

Total amounts recognized in net periodic postretirement benefit cost include the following components (in millions):

	Year Ended December 31,
	2010	2009	2008
Net periodic postretirement benefit cost
Service cost	$0.2	$0.3	$0.3
Interest cost	4.5	4.5	4.6
Expected return on assets	(5.1)	(4.6)	(6.5)
Amortization of loss	3.4	2.5	0.5
Net periodic postretirement benefit cost	$3.0	$2.7	$(1.1)

The following table sets forth the reconciliation of the beginning and ending balances of the accumulated postretirement benefit obligation (in millions):

	Year Ended December 31,
	2010	2009
Benefit obligation at beginning of period	$75.6	$78.0
Service cost	0.2	0.3
Interest cost	4.5	4.5
Actuarial loss (gain)	11.9	1.1
Benefits paid	(11.5)	(11.7)
Retiree contributions	3.4	3.4
Benefit obligation at end of period	$84.1	$75.6

The following table sets forth the reconciliation of the beginning and ending balances of the fair value of plan assets and the plan's funded status (in millions):

	Year Ended December 31,
	2010	2009
Fair value of plan assets at beginning of period	$54.1	$49.1
Actual return on plan assets	8.1	6.8
Contributions	6.7	7.0
Retiree contributions	3.4	3.4
Benefits paid	(11.7)	(12.2)
Fair value of plan assets at end of period	60.6	54.1
Benefit obligation at end of period	(84.1)	(75.6)
Funded status at end of period	$(23.5)	$(21.5)

Our accompanying consolidated balance sheets at December 31, 2010 and 2009 include balances of  $23.5 million and  $21.5 million, respectively, under the caption “Other Long-term Liabilities and Deferred Credits,” related to our other postretirement benefit plans.

The following table sets forth by level, within the fair value hierarchy, the fair value of postretirement benefit assets (in millions):

	Assets at fair value at December 31, 2010
	Level 1	Level 2	Level 3	Total
Money market funds	$-	$5.5	$-	$5.5
Insurance contracts	-	44.8	-	44.8
Mutual funds	10.3	-	-	10.3

Total asset fair value	$10.3	$50.3	$-	$60.6

	Assets at fair value at December 31, 2009
	Level 1	Level 2	Level 3	Total
Money market funds	$-	$5.5	$-	$5.5
Insurance contracts	-	41.6	-	41.6
Mutual funds	7.0	-	-	7.0

Total asset fair value	$7.0	$47.1	$-	$54.1

Other changes in plan assets and benefit obligations recognized in other comprehensive income consist of (in millions):

	Year Ended December 31,
	2010	2009
Beginning balance	$34.9	$37.9
Net (gain)/loss arising during period	8.9	(0.5)
Amortization of (gain)/loss	(3.4)	(2.5)
Ending balance	$40.4	$34.9

Accumulated other comprehensive loss balances for other postretirement employee benefits at December 31, 2010 and 2009 consist of the following (in millions):

	December 31,
	2010	2009
Unrecognized net (gain) or loss	$40.4	$34.9

The estimated net loss for the postretirement benefit plans that will be amortized from accumulated other comprehensive income into net periodic postretirement benefit cost over the next fiscal year is  $3.5 million. NGPL contributed approximately  $1.3 million to the plan in February 2011.

A one-percentage-point increase (decrease) in the assumed health care cost trend rate for each future year would have increased (decreased) the aggregate of the service and interest cost components of the 2011 net periodic postretirement benefit cost by approximately  $5,000  $(4,000) and would have increased (decreased) the accumulated postretirement benefit obligation as of December 31, 2010 by approximately  $75,000  $(71,000).

The following net benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in millions):

Fiscal year	Expected net benefit payments
2011	$7.4
2012	$7.1
2013	$6.8
2014	$6.6
2015	$6.5
2016-2019	$30.0

Actuarial Assumptions

The assumptions used to determine benefit obligations for the pension and postretirement benefit plans were:

	Year Ended December 31,
	2010	2009	2008
Discount rate	(b)	(a)	6.25%
Expected long-term return on assets	8.90%	8.90%	8.75%
Rate of compensation increase (pension plan only)	3.50%	3.50%	3.50%
____________

(a)	Discount rates of 5.75% and 6.00% were used to determine obligations for 2009 other postretirement benefits and pension benefits, respectively.
(b)	Discount rates of 5.00% and 5.50% are used to determine obligations for 2010 other postretirement benefits and pension benefits, respectively.

The assumptions used to determine net periodic benefit cost for the pension and postretirement benefits were:

	Year Ended December 31,
	2010	2009	2008
Discount rate	(a)	6.25%	5.75%
Expected long-term return on assets	8.90%	8.75%	9.00%
Rate of compensation increase (pension plan only)	3.50%	3.50%	3.50%
____________

(a)	Discount rates of 5.75% and 6.00% are used to determine net periodic benefit cost for other postretirement benefits and pension benefits, respectively.

The assumed healthcare cost trend rates for the postretirement plan were:

	Year Ended December 31,
	2010	2009	2008
Healthcare cost trend rate assumed for next year	3.00%	3.00%	3.00%
Rate to which the cost trend rate is assumed to decline (ultimate trend rate)	3.00%	3.00%	3.00%
Year the rate reaches the ultimate trend rate	2010	2009	2008

Plan Investment Policies

The investment policies and strategies for the assets of our pension and retiree medical and retiree life insurance plans are established by the Fiduciary Committee (the “Committee), which is responsible for investment decisions and management oversight of each plan. The stated philosophy of the Committee is to manage these assets in a manner consistent with the purpose for which the plans were established and the time frame over which the plans' obligations need to be met. The objectives of the investment management program are to (1) meet or exceed plan actuarial earnings assumptions over the long term and (2) provide a reasonable return on assets within established risk tolerance guidelines and liquidity needs of the plans with the goal of paying benefit and expense obligations when due. In seeking to meet these objectives, the Committee recognizes that prudent investing requires taking reasonable risks in order to raise the likelihood of achieving the targeted investment returns. In order to reduce portfolio risk and volatility, the Committee has adopted a strategy of using multiple asset classes.

As of December 31, 2010, the following target asset allocation ranges were in effect for the pension plans (Minimum/Target/Maximum): Cash – 0%/0%/5%; Fixed Income –20%/30%/40%; Equity – 47%/65%/85% and Alternative Investments – 0%/5%/10%. As of December 31, 2010, the following target asset allocation ranges were in effect for the retiree medical and retiree life insurance plans (Minimum/Target/Maximum): Cash – 0%/5%/15%; Fixed Income –25%/35%/45% and Equity – 40%/60%/80%. In order to achieve enhanced diversification, the equity category is further subdivided into sub-categories with respect to small cap vs. large cap, value vs. growth and international vs. domestic, each with its own target asset allocation.

In implementing its investment policies and strategies, the Committee has engaged a professional investment advisor to assist with its decision making process and has engaged professional money managers to manage plan assets. The Committee believes that such active investment management will achieve superior returns with comparable risk in comparison to passive management. Consistent with its goal of reasonable diversification, no manager of an equity portfolio for the plan is allowed to have more than 10% of the market value of the portfolio in a single security or weight a single economic sector more than twice the weighting of that sector in the appropriate market index. Finally, investment managers are not permitted to invest or engage in the following equity transactions unless specific permission is given in writing (which permission has not been requested or granted by the Committee to-date): derivative instruments, except for the purpose of asset value protection (such as the purchase of protective puts), direct ownership of letter stock, restricted stock, limited partnership units (unless the security is registered and listed on a domestic exchange), venture capital, short sales, margin purchases or borrowing money, stock loans and commodities. In addition, fixed income holdings in the following investments are prohibited without written permission: private placements, except medium-term notes and securities issued under SEC Rule 144a; foreign bonds (non-dollar denominated); municipal or other tax exempt securities, except taxable municipals; margin purchases or borrowing money to effect leverage in the portfolio; inverse floaters, interest only and principle only mortgage structures; and derivative investments (futures or option contracts) used for speculative purposes. Certain other types of investments such as hedge funds and land purchases are not prohibited as a matter of policy but have not, as yet, been adopted as an asset class or received any allocation of fund assets.

Return on Plan Assets

For the year ending December 31, 2010, our defined benefit pension plan yielded a weighted-average rate of return of 10.64%, above the expected rate of return on assets of 8.9%. Investment performance for a balanced fund comprised of a similar mix of assets yielded a weighted-average return of 11.34%, so the plans underperformed the benchmark balanced fund index. For the year ending December 31, 2010, our retiree medical and retiree life insurance plans yielded a weighted-average rate of return of 11.46%, above the expected rate of return on assets of 8.9%. Investment performance for a balanced fund comprised of a similar mix of assets yielded a weighted-average return of 11.67%, so the plans underperformed the benchmark balanced fund index.

At December 31, 2010, our pension plan assets consisted of 64.3% equity, 28.4% fixed income, 4.4% alternative investments and 2.9% cash and cash equivalents, and the retiree medical and retiree life insurance plan assets consisted of 52.6% equity, 32.9% fixed income and 14.5% cash and cash equivalents. Historically over long periods of time, widely traded large cap equity securities have provided a return of 10%, while fixed income securities have provided a return of 6%, indicating that a long term expected return predicated on the asset allocation as of December 31, 2010 would be approximately 8.74% to 9.30% if investments were made in the broad indexes for the defined benefit pension plan, and 7.96% to 8.47% for the retiree medical and retiree life insurance plan. We arrived at an overall expected return of 8.9% for the periodic benefit cost calculations and an overall expected return of 8.9% for the benefit obligation calculations as of December 31, 2010.

Kinder Morgan Energy Partners, L.P.

Pension and Postretirement Benefit Plans

Two of KMP's subsidiaries, Kinder Morgan Canada Inc. and Trans Mountain Pipeline Inc. (as general partner of Trans Mountain Pipeline L.P.) are sponsors of pension plans for eligible Trans Mountain employees.  The plans include registered defined benefit pension plans, supplemental unfunded arrangements, which provide pension benefits in excess of statutory limits, and defined contributory plans.  KMP also provides postretirement benefits other than pensions for retired employees.

KMP's combined net periodic benefit costs for these Trans Mountain pension and postretirement benefit plans for 2010, 2009 and 2008 were approximately  $3.9 million,  $2.9 million, and  $3.5 million, respectively, recognized ratably over each year.  As of December 31, 2010, KMP estimates its overall net periodic pension and postretirement benefit costs for these plans for the year 2011 will be approximately  $6.6 million, although this estimate could change if there is a significant event, such as a plan amendment or a plan curtailment, which would require a remeasurement of liabilities.  KMP expects to contribute approximately  $7.1 million to these benefit plans in 2011.

Additionally, in connection with its acquisition of SFPP, L.P. in 1998, KMP acquired certain liabilities for pension and postretirement benefits.  KMP provides medical and life insurance benefits to current employees, their covered dependents and beneficiaries of SFPP.  KMP also provides the same benefits to former salaried employees of SFPP and KMP will continue to fund these costs for those employees currently in the plan during their retirement years.

SFPP's postretirement benefit plan is frozen and no additional participants may join the plan.  Benefits under the SFPP postretirement benefit plan are provided by the Burlington Northern Santa Fe railroad and KMP reimburses BNSF for the costs of the plan.  As of the date of this report, KMP has not received its 2010 actuarial valuation report for the SFPP postretirement benefit plan; however, in 2010, KMP recorded a credit of less than  $0.1 million for net periodic benefit costs related to this plan, and for each of the years ended December 31, 2009 and 2008, KMP's net periodic benefit cost for the SFPP postretirement benefit plan was a credit of less than  $0.1 million.  The credits in all three years resulted in increases to income, largely due to amortizations of an actuarial gain and a negative prior service cost.  As of December 31, 2010, KMP estimates its overall net periodic postretirement benefit cost for the SFPP postretirement benefit plan for the year 2011 will again be a credit of less than  $0.1 million; however, this estimate could change if a future significant event would require a remeasurement of liabilities.  In addition, KMP expects to contribute approximately  $0.3 million to this postretirement benefit plan in 2011.

As of December 31, 2010 and 2009, the recorded value of KMP's pension and postretirement benefit obligations for these plans was a combined  $44.8 million and  $37.4 million, respectively.  KMP considers its pension and postretirement benefit liability exposure and the fair value of its pension and postretirement plan assets to be minimal in relation to the value of its total consolidated assets and net income.

Multiemployer Plans

As a result of acquiring several terminal operations, primarily KMP's acquisition of Kinder Morgan Bulk Terminals, Inc. effective July 1, 1998, KMP participates in several multi-employer pension plans for the benefit of employees who are union members.  KMP does not administer these plans and contributes to them in accordance with the provisions of negotiated labor contracts.  Other benefits include a self-insured health and welfare insurance plan and an employee health plan where employees may contribute for their dependents' health care costs.  Amounts charged to expense for these plans were approximately  $10.3 million,  $8.4 million and  $7.8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Members' Equity	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Members' Equity [Abstract]
Members' Equity
5.  Stockholders’ Equity

Common Equity

As of September 30, 2011, our stockholders’ equity included the following outstanding shares:

September 30, 2011
Class P shares(a)	110,898,898
Class A shares	596,102,672
Class B shares	100,000,000
Class C shares	2,462,927
____________
(a)	Includes 1,570 common shares resulting from restricted common shares issued to an independent director that vested in the third quarter of 2011.

For accounting purposes, both our Class P and our Class A shares are considered common stock, and our Class B and Class C shares are considered participating securities.

Initial Public Offering

In the following discussion, the Investors refer to: (i) Richard D. Kinder, our Chairman and Chief Executive Officer; (ii) investment funds advised by, or affiliated with, Goldman, Sachs & Co., Highstar Capital LP, The Carlyle Group and Riverstone Holdings LLC, which we refer to collectively as the ‘‘Sponsor Investors;’’ (iii) Fayez Sarofim, one of our directors, and investment entities affiliated with him, and an investment entity affiliated with Michael C. Morgan, another of our directors, and William V. Morgan, one of our founders; and (iv) a number of other members of our management.

On February 16, 2011, we completed an initial public offering of our common stock (the offering). In connection with the offering, we converted from a Delaware limited liability company to a Delaware corporation. Our outstanding Class A units, Class B units and Class A-1 units were converted to Class A shares, Class B shares and Class C shares, respectively. Upon this conversion, the Sponsor Investors then converted some of their Class A shares on a one-for-one basis into our common stock sold in the offering. No shares were sold by members of Kinder Morgan management in the offering. All of the common stock that was sold in the offering was sold by existing investors, consisting of investment funds advised by, or affiliated with, Goldman, Sachs & Co., Highstar Capital LP, The Carlyle Group and Riverstone Holdings LLC, and we did not receive any proceeds from the offering. The class of common stock sold in the offering was our Class P common stock, which is sometimes referred to herein as our “common stock.” Our then existing investors prior to the initial public offering hold our Class A, Class B and Class C common stock, which is sometimes collectively referred to herein as our “investor retained stock.”

In the offering, the selling stockholders sold 109,786,590 shares, or approximately 15.5% of our outstanding shares. Upon the closing of the offering, our investor retained stock was convertible into a fixed aggregate of 597,213,410 shares of common stock, which represented 84.5% of our outstanding shares of common stock on a fully-converted basis. The number of shares of common stock into which Class A shares, Class B shares and Class C shares will convert will be determined in accordance with our certificate of incorporation. The conversion of investor retained stock into shares of our common stock will not increase our total fully converted shares outstanding. Initially, our Class A shares will be convertible into shares of common stock on a one-for-one basis and our Class B shares and Class C shares will not be convertible into any shares of our common stock. Any conversion of Class B shares and Class C shares will decrease on a share for share basis the number of shares of our common stock  into which our Class A shares would be able to convert. The terms of the Class A shares, Class B shares and Class C shares are intended to preserve substantially the same relative rights to share in the value of Kinder Morgan, Inc.’s equity that the Class A units, Class B units and Class A-1 units, respectively, had with respect to Kinder Morgan Holdco LLC’s equity. Subsequent to the offering and through September 30, 2011, 1,110,738 Class A shares have converted to the same number of Class P shares.

Kinder Morgan, Inc. Dividends

On February 11, 2011, our Board of Directors declared and paid a dividend to our then existing investors of  $245.8 million with respect to the period for which we were not public. This consisted of  $205.0 million for the fourth quarter of 2010 and  $104.8 million for the first 46 days of 2011, representing the portion of the first quarter of 2011 that we were not public, less a one time adjustment of  $64.0 million in available earnings and profits reserved for the after tax cost of special cash bonuses (and premium pay) in an aggregate amount of approximately  $100 million that was paid in May of 2011 to certain of our non-senior employees. No holders of our Class B shares or Class C shares received such bonuses.

On May 16, 2011, we paid a prorated dividend of  $0.14 per share for the first quarter of 2011, to shareholders of record as of May 2, 2011. The initial dividend was prorated from February 16, 2011, the day that we closed the offering, to March 31, 2011. Based on a full quarter, the dividend amounts to  $0.29 per share ( $1.16 annualized).

On August 15, 2011, we paid a dividend of  $0.30 per share for the second quarter of 2011, to shareholders of record as of August 1, 2011.

On October 16, 2011, our Board of Directors declared a dividend of  $0.30 per share for the third quarter of 2011, payable on November 15, 2011, to shareholders of record as of October 31, 2011.

Changes in Equity

The following tables set forth for the respective periods (i) changes in the carrying amounts of our Stockholders’ Equity attributable to both us and our noncontrolling interests, including our comprehensive income (loss) and (ii) associated tax amounts included in the respective components of other comprehensive income (loss) (in millions):

	Nine Months Ended September 30, 2011
	KMI Members	Common Shares(a)	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Stockholders’ equity attributable to KMI	Noncontrolling interests	Total
Beginning Balance	$3,575.6	$-	$-	$-	$(136.5)	$3,439.1	$5,099.9	$8,539.0
Reclassification of Equity upon the offering	(3,404.0)	8.1	3,395.9			-		-
Amortization of restricted shares			4.5			4.5		4.5
Impact from equity transactions of KMP			23.7			23.7	(37.2)	(13.5)
A-1 and B unit amortization	3.6					3.6		3.6
Distributions						-	(706.6)	(706.6)
Contributions						-	840.6	840.6
Cash dividends	(245.8)			(311.5)		(557.3)		(557.3)
Other			(0.8)			(0.8)	0.6	(0.2)
Comprehensive income
Net Income (loss)	70.6			368.0		438.6	(71.7)	366.9
Other comprehensive income, net of tax
Change in fair value of derivatives utilized for hedging purposes					89.8	89.8	132.5	222.3
Reclassification of change in fair value of derivatives to net income					49.5	49.5	86.6	136.1
Foreign currency translation adjustments					(31.2)	(31.2)	(46.7)	(77.9)
Adjustments to pension and other postretirement benefit plan liabilities					(4.0)	(4.0)	(6.0)	(10.0)
Total other comprehensive income					104.1	104.1	166.4	270.5
Total comprehensive income						542.7	94.7	637.4
Ending Balance	$-	$8.1	$3,423.3	$56.5	$(32.4)	$3,455.5	$5,292.0	$8,747.5
____________
(a)	Common shares include $1.1 million, $6.0 million and $1.0 million of Class P, Class A and Class B shares, respectively.

	Nine Months Ended September 30, 2011
	Kinder Morgan, Inc.	Noncontrolling interests	Total
(Tax Expense) Tax Benefit Included in Other Comprehensive Income
Change in fair value of derivatives utilized for hedging purposes	$(55.0)	$(14.6)	$(69.6)
Reclassification of change in fair value of derivatives to net income	(29.8)	(9.5)	(39.3)
Foreign currency translation adjustments	18.8	5.1	23.9
Adjustments to pension and other postretirement benefit plan liabilities	2.4	0.7	3.1
Tax included in total other comprehensive income	$(63.6)	$(18.3)	$(81.9)

	Nine Months Ended September 30, 2010
	Kinder Morgan	Noncontrolling interests	Total
Beginning Balance	$4,171.5	$4,674.6	$8,846.1
Impact from equity transactions of KMP	(31.2)	48.7	17.5
A-1 and B unit amortization	4.8	-	4.8
Distributions to noncontrolling interests	-	(622.4)	(622.4)
Contributions from noncontrolling interests	-	718.3	718.3
Deconsolidation of variable interest entity (a)	-	(45.9)	(45.9)
Cash dividends	(500.0)	-	(500.0)
Other	-	0.2	0.2
Comprehensive income
Net income (loss)	(104.3)	237.3	133.0
Other comprehensive income, net of tax
Change in fair value of derivatives utilized for hedging purpose	33.5	38.4	71.9
Reclassification of change in fair value of derivatives to net income	13.0	61.4	74.4
Foreign currency translation adjustments	17.6	16.5	34.1
Adjustments to pension and other postretirement benefit plan liabilities	(0.7)	(1.0)	(1.7)
Total other comprehensive income	63.4	115.3	178.7
Total comprehensive income	(40.9)	352.6	311.7
Ending Balance	$3,604.2	$5,126.1	$8,730.3

(Tax Expense) Tax Benefit Included in Other Comprehensive Income
Change in fair value of derivatives utilized for hedging purposes	$(25.4)	$(4.2)	$(29.6)
Reclassification of change in fair value of derivatives to net income	(10.9)	(6.7)	(17.6)
Foreign currency translation adjustments	(12.2)	(1.8)	(14.0)
Adjustments to pension and other postretirement benefit plan liabilities	0.5	0.1	0.6
Tax included in total other comprehensive income	$(48.0)	$(12.6)	$(60.6)
____________
(a)
Upon the adoption of Accounting Standards Update No. 2009-17, which amended the codification’s “Consolidation” topic, on January 1, 2010, we no longer consolidate Triton Power Company LLC into our financial statements.

Noncontrolling Interests

The caption “Noncontrolling interests” in our accompanying consolidated balance sheets consists of interests in the following subsidiaries (in millions):

	September 30, 2011	December 31, 2010
KMP	$3,306.9	$3,135.4
KMR	1,975.2	1,956.2
Other	9.9	8.3
	$5,292.0	$5,099.9

KMP

Noncontrolling interests in KMP represent the economic interests in this subsidiary that we do not own. At September 30, 2011, we owned, directly, and indirectly in the form of i-units corresponding to the number of shares of KMR we owned, approximately 35.5 million limited partner units of KMP. These units, which consist of 16.4 million common units, 5.3 million Class B units and 13.8 million i-units, represent approximately 10.7% of the total outstanding limited partner interests of KMP. In addition, we indirectly own all the common equity of the general partner of KMP, which holds an effective 2% combined interest in KMP and its operating partnerships. Together, at September 30, 2011, our limited partner and general partner interests represented approximately 12.4% of KMP’s total equity interests and represented an approximate 50% economic interest in KMP. This difference results from the existence of incentive distribution rights held by Kinder Morgan G.P., Inc., the general partner of KMP.

Contributions

On February 25, 2011, KMP entered into a second amended and restated equity distribution agreement with UBS Securities LLC to provide for the offer and sale of common units having an aggregate offering price of up to  $1.2 billion (up from an aggregate offering price of up to  $600 million under KMP’s first amended and restated agreement) from time to time through UBS, as KMP’s sales agent. During the nine months ended September 30, 2011, KMP issued 3,930,581 of its common units pursuant to this equity distribution agreement. After commissions of  $2.2 million, KMP received net proceeds of  $279.4 million from the issuance of these common units. KMP used the proceeds to reduce the borrowings under its commercial paper program. For additional information regarding KMP’s equity distribution agreement, see Note 10 to our consolidated financial statements included in our audited December 31, 2010 consolidated financial statements and related notes.

On June 10, 2011, KMP issued 324,961 of its common units as part of its purchase price for the petroleum coke terminal assets it acquired from TGS Development, L.P.  KMP valued the common units at  $23.7 million, determining the units’ value based on the  $73.01 closing market price of KMP’s common units on the New York Stock Exchange on the June 10, 2011 acquisition date.  For more information on this acquisition, see Note 2.

On June 17, 2011, KMP issued, in a public offering, 6,700,000 of its common units at a price of  $71.44 per unit, less commissions and underwriting expenses.  At the time of the offering, KMP granted the underwriters a 30-day option to purchase up to an additional 1,005,000 common units from KMP on the same terms and conditions, and upon the underwriters’ exercise of this option in full, KMP issued the additional 1,005,000 common units on June 27, 2011. KMP received net proceeds, after deducting the underwriter discount, of  $533.9 million from the issuance of these 7,705,000 common units, and used the proceeds to reduce the borrowings under its commercial paper program.

The above equity issuances during the nine months ended September 30, 2011 had the associated effects of increasing our (i) noncontrolling interests associated with KMP by  $799.8 million; (ii) accumulated deferred income taxes by  $13.5 million; and (iii) additional paid-in capital by  $23.7 million.

Distributions

Distributions to our noncontrolling interests consist primarily of distributions by KMP to its common unit holders. On February 14, 2011, KMP paid a quarterly distribution of  $1.13 per common unit for the fourth quarter of 2010, of which  $229.0 million was paid to the public holders of KMP’s common units. On May 13, 2011, KMP paid a quarterly distribution of  $1.14 per common unit for the quarterly period ended March 31, 2011, of which  $232.3 million was paid to the public holders of KMP’s common units.  On August 12, 2011, KMP paid a quarterly distribution of  $1.15 per common unit for the quarterly period ended June 30, 2011, of which  $244.9 million was paid to the public holders of KMP’s common units.

On October 16, 2011, KMP declared a cash distribution of  $1.16 per unit for the quarterly period ended September 30, 2011. The distribution will be paid on November 14, 2011, to KMP’s unitholders of record as of October 31, 2011.

KMR

KMR’s distributions are included in noncontrolling interests and are paid in the form of additional shares or fractions thereof calculated by dividing the KMP cash distribution per common unit by the average of the market closing prices of a KMR share determined for a ten-trading day period ending on the trading day immediately prior to the ex-dividend date for the shares. KMR has made share distributions totaling 4,899,621 shares in the nine months ended September 30, 2011.

On October 16, 2011, KMR declared a share distribution of 0.017579 shares per outstanding share (1,701,781 total shares) payable on November 14, 2011 to shareholders of record as of October 31, 2011, based on the  $1.16 per common unit distribution declared by KMP.

10.  Members' Equity

During the years ended December 31, 2010, 2009 and 2008, there were no material changes in our ownership interests in subsidiaries, in which we retained a controlling financial interest.

Kinder Morgan, Inc. – Equity Interests

During 2010, and prior to the initial public offering in February 2011 discussed following in “-Subsequent Events-Initial Public Offering, our equity consisted of the following outstanding (or potentially outstanding) equity interests:

Class A Units – Those individuals and entities that invested directly in the Going Private Transaction, either through (i) cash; (ii) contribution of common shares of Kinder Morgan Kansas, Inc.; (iii) surrender of restricted common shares of Kinder Morgan Kansas, Inc. (restricted stock) or (iv) surrender of options to acquire Kinder Morgan Kansas, Inc. common stock (Kinder Morgan options), received one Class A Unit per dollar contributed, with share and share-related contributions valued at  $107.50/share, the publicly offered Kinder Morgan Kansas, Inc. common share repurchase price (with the exception of shares contributed by certain Kinder Morgan Kansas, Inc. officers that were valued at a slightly lesser amount per share).

Class A-1 Units – As of the date of the Going Private Transaction, tax was accelerated for those individuals who held either unvested restricted stock or Kinder Morgan Kansas, Inc. options. For those individuals, in general, a tax liability was triggered as a result of this acceleration. In order to allow those individuals to effectively participate in the Going Private Transaction at an amount approximating the pre-tax value of their contributed equity, the Class A-1 Units were granted in an amount computed by multiplying an effective tax rate (reflecting both the expected federal and state tax obligation) by the taxable amount triggered by the acceleration.

Class B Units – As a part of the basic Going Private Transaction structure, certain members of management of Kinder Morgan Kansas, Inc. (who were already Class A Unit and/or Class A-1 Unit holders) were granted incremental interests in Kinder Morgan Holdco LLC without any requirement on their part to contribute cash or existing equity interests for those incremental interests. In addition, Class B Units were issued to certain others who were neither Class A Unit nor Class A-1 Unit holders. These incremental equity interests were granted in the form of “Class B Units.” Class B Units were only entitled to receive distributions after Class A Units received a multiple of initial capital contributions, as discussed below.

Class B Series Units – Under certain circumstances, Class B Units forfeited would have been made available for reissuance in the form of one or more new series of Class B Units, collectively referred to as the “Class B Series Units”.

Class B-1 Units – If individuals who held Class B Units terminated their employment other than for cause (as defined), death or disability, and certain milestones had not been met with respect to cumulative distributions made, Class B Units would have been forfeited and would have been (i) transferred to an incentive pool (as defined) or (ii) made available for reissuance in the form of one or more new series of Class B Units, collectively referred to as the “Class B-1 Units”.

Our limited liability company agreement prescribed that our distributions were to have been made to these individual classes of equity interests as follows:

First: 100% to the holders of the Class A Units (other than Class A-1 Units) until the cumulative amount distributed is equal to 100% of the sum of the Initial Capital Contributions (as defined, but generally represents the initial contributions made in exchange for the Class A Units). Then,

100% to the holders of the Class A Units (other than Class A-1 Units) until the cumulative amount distributed pursuant to this distribution waterfall is equal to 2% of the sum of the Initial Capital Contributions. Then,

100% to the holders of the Class A-1 Units until the cumulative amount distributed pursuant to this distribution waterfall equals 2% of the sum of the Notional Capital Contributions (as defined, but generally represents the calculated tax liability resulting from acceleration of certain equity compensation awards). Then,

100% to the holders of the Class A Units (including the Class A-1 Units) until the cumulative amount distributed to the holders of Class A and A-1 Units pursuant to this distribution waterfall equals 150% of Total Capital Contributions (as defined, but generally represents the sum of amounts contributed or deemed to be contributed in exchange for equity interests). Then, to the Class B Units until the cumulative amount distributed to Class B Units equals the product of 5% and the cumulative amount distributed pursuant to this distribution waterfall in excess of Total Capital Contributions. Then,

95% to the holders of the Class A Units (including the Class A-1 Units) and 5% to the holders of the Class B Units until the cumulative amount distributed pursuant to this distribution waterfall equals 200% of Total Capital Contributions. Then, to the holders of the Class B Units until the cumulative amount distributed pursuant to this and the previous provisions of this distribution waterfall to holders of Class B Units equals the product of 10% and the cumulative amount distributed pursuant to this distribution waterfall in excess of Total Contributions. Then, between 10-20% Class B Distribution to the holders of the Class B Units and 100% of the remainder to the holders of the Class A Units (including the Class A-1 Units) until the cumulative amount distributed pursuant to this distribution waterfall equals 400% of Total Capital Contributions. Then,

80% to the holders of the Class A Units (including the Class A-1 Units) and 20% to the holders of the Class B Units.

During the years ended December 31, 2010 and 2009, we paid distributions on our Class A units totaling  $700.0 million and  $650.0 million, respectively.

Comprehensive Income – Income Tax Expense

The following table sets forth the tax amounts included in the respective components of other comprehensive income (loss) (in millions):

Tax Benefit (Expense) Included in Other Comprehensive Income (Loss)

	Year Ended December 31,
	2010	2009	2008
Kinder Morgan, Inc.
Change in fair value of derivatives utilized for hedging purposes	$8.9	$85.5	$(121.3)
Reclassification of change in fair value of derivatives to net income	(10.4)	24.5	(69.4)
Foreign currency translation adjustments	(20.6)	(34.7)	31.0
Benefit plan adjustments	9.2	(1.6)	37.7
Benefit plan amortization	(3.7)	(3.7)	(0.2)
Tax benefit (expense) included in total other comprehensive income (loss) attributable to Kinder Morgan, Inc.	(16.6)	70.0	(122.2)

Noncontrolling interests
Change in fair value of derivatives utilized for hedging purposes	3.8	20.7	(34.1)
Reclassification of change in fair value of derivatives to net income	(9.4)	(4.5)	(34.6)
Foreign currency translation adjustments	(5.0)	(11.4)	17.2
Benefit plan adjustments	0.1	0.1	(0.2)
Benefit plan amortization	-	-	-
Tax benefit (expense) included in total other comprehensive income (loss) attributable to noncontrolling interests	(10.5)	4.9	(51.7)

Total
Change in fair value of derivatives utilized for hedging purposes	12.7	106.2	(155.4)
Reclassification of change in fair value of derivatives to net income	(19.8)	20.0	(104.0)
Foreign currency translation adjustments	(25.6)	(46.1)	48.2
Benefit plan adjustments	9.3	(1.5)	37.5
Benefit plan amortization	(3.7)	(3.7)	(0.2)
Tax benefit (expense) included in total other comprehensive income (loss)	$(27.1)	$74.9	$(173.9)

Noncontrolling Interests

The caption “Noncontrolling interests” in our accompanying consolidated balance sheets consists of interests in the following subsidiaries (in millions):

	December 31,
	2010	2009
KMP	$3,135.4	$2,746.4
KMR	1,956.2	1,870.7
Triton Power Company LLC(a)	-	45.9
Other	8.3	11.6
	$5,099.9	$4,674.6
____________

(a)
Upon the adoption of Accounting Standards Update No. 2009-17, which amended the codification's “Consolidation” topic, on January 1, 2010, Triton Power Company LLC is no longer consolidated into our financial statements, but is treated as an equity investment. On October 22, 2010, we sold Triton Power (see Notes 3 and 18).

KMP

Noncontrolling interests in KMP represent the economic interests in this subsidiary that we do not own. At December 31, 2010, we owned, directly, and indirectly in the form of i-units corresponding to the number of shares of KMR we owned, approximately 34.8 million limited partner units of KMP. These units, which consist of 16.4 million common units, 5.3 million Class B units and 13.1 million i-units, represent approximately 11.0% of the total limited partner interests of KMP. In addition, we are the sole common stockholder of the general partner of KMP, which holds an effective 2% interest in KMP and its operating partnerships. Together, at December 31, 2010, our limited partner and general partner interests represented approximately 12.8% of KMP's total equity interests and represented an approximate 50% economic interest in KMP. This difference results from the existence of incentive distribution rights held by the general partner shareholder.

Contributions

Contributions from our noncontrolling interests consist primarily of KMP's issuance of its common units that we did not purchase or obtain. On January 16, 2009, KMP entered into an equity distribution agreement with UBS Securities LLC (UBS).  According to the provisions of this agreement, which was amended and restated on October 1, 2009, KMP may offer and sell from time to time common units having an aggregate offering value of up to  $600 million through UBS, as sales agent.  Sales of the units will be made by means of ordinary brokers' transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed between KMP and UBS.  Under the terms of this agreement, KMP also may sell common units to UBS as principal for its own account at a price agreed upon at the time of the sale.  Any sale of common units to UBS as principal would be pursuant to the terms of a separate agreement between KMP and UBS.

This equity distribution agreement provides KMP the right, but not the obligation, to sell common units in the future, at prices it deems appropriate.  KMP retains at all times complete control over the amount and the timing of each sale, and it will designate the maximum number of common units to be sold through UBS, on a daily basis or otherwise as it and UBS agree.  UBS will then use its reasonable efforts to sell, as KMP's sales agent and on its behalf, all of the designated common units.  KMP may instruct UBS not to sell common units if the sales cannot be effected at or above the price designated by KMP in any such instruction.  Either KMP or UBS may suspend the offering of common units pursuant to the agreement by notifying the other party.

In 2010, KMP issued 3,902,225 of its common units pursuant to its equity distribution agreement.  After commissions of  $2.0 million, KMP received net proceeds from the issuance of these common units of  $266.3 million.  KMP used the proceeds to reduce the borrowings under its commercial paper program and its bank credit facility.

KMP also completed the following equity issuances in 2010:

▪
On January 15, 2010, KMP issued 1,287,287 common units-valued at  $81.7 million-as a portion of its purchase price for additional ethanol handling terminal assets it acquired from US Development Group LLC (for more information on this acquisition, see Note 3 “Acquisitions and Divestitures-Acquisitions from Unrelated Entities-(7) USD Terminal Acquisition;”

▪
On May 7, 2010, KMP issued, in a public offering, 6,500,000 of its common units at a price of  $66.25 per unit, less commissions and underwriting expenses.  After commissions and underwriting expenses, KMP received net proceeds of  $417.4 million for the issuance of these common units, and used the proceeds to reduce the borrowings under its commercial paper program and its bank credit facility; and

▪
On July 2, 2010, KMP completed an offering of 1,167,315 of its common units at a price of  $64.25 per unit in a privately negotiated transaction.  KMP received net proceeds of  $75.0 million for the issuance of these common units, and used the proceeds to reduce the borrowings under its commercial paper program and its bank credit facility.

The above equity issuances during the year ended December 31, 2010 had the associated effects of increasing our (i) noncontrolling interests associated with KMP by  $804.5 million; (ii) accumulated deferred income taxes by  $13.0 million and (iii) additional paid-in capital by  $22.9 million.

2009 Issuances

In 2009, KMP issued 5,488,947 of its common units pursuant to its equity distribution agreement with UBS.  After commissions of  $4.0 million, KMP received net proceeds from the issuance of these common units of  $281.2 million.  KMP used the proceeds to reduce the borrowings under its bank credit facility.

KMP also completed three separate underwritten public offerings of its common units in 2009-receiving net proceeds of  $874.4 million as discussed following-and in April 2009, it issued 105,752 common units-valued at  $5.0 million-as the purchase price for additional ownership interests in certain oil and gas properties.

In its first 2009 underwritten public offering, completed in March, KMP issued 5,666,000 of its common units at a price of  $46.95 per unit, less underwriting commissions and expenses.  KMP received net proceeds of  $258.0 million for the issuance of these common units.  In its second offering, completed in July, KMP issued 6,612,500 common units at a price of  $51.50 per unit, less underwriting commissions and expenses, and received net proceeds of  $329.9 million. In its final 2009 public offering, completed in December, KMP issued 5,175,000 common units at a price of  $57.15 per unit, less underwriting commissions and expenses, and received net proceeds of  $286.5 million for the issuance of these common units.  KMP used the proceeds from each of these three public offerings to reduce the borrowings under its bank credit facility.

These KMP's issuances of common units during the year ended December 31, 2009, collectively, had the associated effects of increasing our (i) noncontrolling interests associated with KMP by  $1,116.9 million; (ii) accumulated deferred income taxes by  $15.6 million and (iii) additional paid-in capital by  $28.1 million.

Distributions

Distributions to our noncontrolling interests consist primarily of distributions by KMP to its common unit holders.KMP's partnership agreement requires that it distribute 100% of ‘‘Available Cash,'' as defined in its partnership agreement, to its partners within 45 days following the end of each calendar quarter. Available Cash consists generally of all of KMP's cash receipts, including cash received by its operating partnerships and net reductions in reserves, less cash disbursements and net additions to reserves and amounts payable to the former general partner of SFPP, L.P. in respect of its remaining 0.5% interest in SFPP.

KMR, as the delegate of Kinder Morgan G.P., Inc., of which we indirectly own all of the outstanding common equity, and the general partner of KMP, is granted discretion, subject to the approval of Kinder Morgan G.P., Inc. in certain cases, to establish, maintain and adjust reserves for the proper conduct of KMP's business, which might include reserves for matters such as future operating expenses, debt service, sustaining capital expenditures and rate refunds, and for distributions for the next four quarters. These reserves are not restricted by magnitude, but only by type of future cash requirements with which they can be associated. When KMR determines KMP's quarterly distributions, it considers current and expected reserve needs along with current and expected cash flows to identify the appropriate sustainable distribution level.

Pursuant to KMP's partnership agreement, distributions to its unitholders are characterized either as distributions of cash from operations or as distributions of cash from interim capital transactions. This distinction affects the distributions to owners of common units, Class B units and i-units relative to the distributions retained by Kinder Morgan G.P., Inc. as KMP's general partner.

Cash from Operations. Cash from operations generally refers to KMP's cash balance on the date it commenced operations, plus all cash generated by the operation of its business, after deducting related cash expenditures, net additions to or reductions in reserves, debt service and various other items.

Cash from Interim Capital Transactions. Interim capital transactions generally include borrowings, sales of debt and equity securities and sales or other dispositions of assets for cash, other than inventory, accounts receivable and other current assets and assets disposed of in the ordinary course of business.

Rule for Characterizing Distributions. All available cash distributed by KMP from any source will be treated as distributions of cash from operations unless the sum of all available cash distributed exceeds the cumulative amount of cash from operations actually generated from the date KMP commenced operations through the end of the calendar quarter prior to any applicable distribution. Any portion of a distribution of available cash for that quarter which, when added to the sum of all prior distributions, is in excess of the cumulative amount of cash from operations, will be considered a distribution of cash from interim capital transactions and treated as described under ‘‘-Allocation of Distributions from Interim Capital Transactions.'' For purposes of calculating the sum of all distributions of available cash, the total equivalent cash amount of all distributions of i-units to KMR, as the holder of all i-units, will be treated as distributions of available cash, even though the distributions to KMR are made in additional i-units rather than in cash. KMP retains this cash and uses it in its business. To date, all of KMP's cash distributions, other than a  $177.1 million distribution of cash from interim capital transactions for the second quarter of 2010 (paid in August 2010), have qualified under the rule stated above as distributions of cash from operations.

Allocation of Distributions from Operations. Cash from operations for each quarter will be distributed effectively as follows:

▪
first, 98% to the owners of all classes of units pro rata and 2% to Kinder Morgan G.P., Inc. as KMP's general partner until the owners of all classes of units have received a total of  $0.15125 per unit in cash or equivalent i-units for such quarter;

▪
second, 85% of any available cash then remaining to the owners of all classes of units pro rata and 15% to Kinder Morgan G.P., Inc. as KMP's general partner until the owners of all classes of units have received a total of  $0.17875 per unit in cash or equivalent i-units for such quarter;

▪
third, 75% of any available cash then remaining to the owners of all classes of units pro rata and 25% to Kinder Morgan G.P., Inc. as KMP's general partner until the owners of all classes of units have received a total of  $0.23375 per unit in cash or equivalent i-units for such quarter; and

▪
fourth, 50% of any available cash then remaining to the owners of all classes of units pro rata, to owners of common units and Class B units in cash and to the owner of i-units in the equivalent number of i-units, and 50% to Kinder Morgan G.P., Inc. as KMP's general partner.

Allocation of Distributions from Interim Capital Transactions. Any distribution by KMP of available cash that would constitute cash from interim capital transactions would be distributed effectively as follows:

▪	98% to all owners of common units and Class B units pro rata in cash and to the holder of i-units in equivalent i-units; and

▪
2% to Kinder Morgan G.P., Inc. as KMP's general partner, until KMP has distributed cash from this source in respect of a common unit outstanding since KMP's original public offering in an aggregate amount per unit equal to the initial common unit price of  $5.75, as adjusted for splits.

As cash from interim capital transactions is distributed, it would be treated as if it were a repayment of the initial public offering price of the common units. To reflect that repayment, the first three distribution target levels of cash from operations would be adjusted downward proportionately by multiplying each distribution target level amount by a fraction, the numerator of which is the unrecovered initial common unit price immediately after giving effect to that distribution and the denominator of which is the unrecovered initial common unit price immediately prior to giving effect to that distribution. When the initial common unit price is fully recovered, then each of the first three distribution target levels will have been reduced to zero. Thereafter, all distributions of available cash from all sources will be treated as if they were cash from operations and distributed 50% to all classes of units pro rata, with the distribution to i-units being made instead in the form of i-units, and 50% to Kinder Morgan G.P., Inc. as KMP's general partner. In connection with the distribution of cash from interim capital transactions for the second quarter 2010, mentioned following, we waived any adjustment in the target distribution levels and any reduction in the unrecovered initial common unit price that otherwise would have been made because of that distribution of cash from interim capital transactions.

KMP's distribution of cash for the year ended December 31, 2010 from interim capital transactions totaled  $177.1 million (approximately  $0.56 per limited partner unit) which resulted in Kinder Morgan G.P., Inc, as KMP's general partner receiving a reduced incentive amount of  $168.3 million (including our 2% general partner interest, total cash distributions to us were reduced by  $170.0 million). We, as KMP's general partner, also waived an incentive amount equal to  $11.1 million related to common units issued to finance a portion of KMP's acquisition of a 50% interest in KinderHawk Field Services LLC joint venture and have agreed not to take incentive distributions related to this acquisition through year-end 2011.

During the year ended December 31, 2010, KMP paid distributions of  $4.32 per common unit, of which  $847.6 million was paid to the public holders (represented in noncontrolling interests) of KMP's common units. On January 19, 2010, KMP declared a quarterly distribution of  $1.13 per common unit for the quarterly period ended December 31, 2010. The distribution was paid on February 14, 2010 to unitholders of record as of January 31, 2010.

Kinder Morgan Management, LLC

KMR's distributions are paid in the form of additional shares or fractions thereof calculated by dividing the KMP cash distribution per common unit by the average of the market closing prices of a KMR share determined for a ten-trading day period ending on the trading day immediately prior to the ex-dividend date for the shares. KMR has paid share distributions totaling 6,369,724, 7,540,357 and 5,565,424 shares in the years ended December 31, 2010, 2009 and 2008, respectively. On February 14, 2011, KMR made a share distribution of 0.017393 shares per outstanding share (1,598,556 total shares) to shareholders of record as of January 31, 2011, based on the  $1.13 per common unit distribution declared by KMP.

At December 31, 2010, our subsidiary, Kinder Morgan Kansas, Inc., owned approximately 13.1 million KMR shares representing approximately 14.3% of KMR's outstanding shares.

Subsequent Events

Noncontrolling Interest Contributions

In early-January 2011, KMP issued 110,902 of its common units for the settlement of sales made on or before December 31, 2010 pursuant to its equity distribution agreement with UBS.  After commissions of  $0.1 million, KMP received net proceeds of  $7.7 million for the issuance of these common units, and used the proceeds to reduce the borrowings under its commercial paper program and its bank credit facility.

Initial Public Offering

In the following discussion, the Investors refer to: (i) Richard D. Kinder, our Chairman and Chief Executive Officer; (ii) investment funds advised by, or affiliated with, Goldman, Sachs & Co., Highstar Capital LP, The Carlyle Group and Riverstone Holdings LLC, which we refer to collectively as the ‘‘Sponsor Investors;'' (iii) Fayez Sarofim, one of our directors, and investment entities affiliated with him, and an investment entity affiliated with Michael C. Morgan, another of our directors, and William V. Morgan, one of our founders, and (iv) a number of other members of our management.

On February 16, 2011, we completed an initial public offering of our common stock (the offering).  In connection with the offering, we converted from a Delaware limited liability company to a Delaware corporation.  Our outstanding Class A units, Class B units and Class A-1 units were converted to Class A shares, Class B shares and Class C shares, respectively.  Upon this conversion, the Sponsor Investors then converted some of their Class A shares on a one-for-one basis into our common stock sold in the initial public offering.  No shares were sold by members of Kinder Morgan management in the offering.  All of the common stock that was sold in the offering was sold by existing investors, consisting of investment funds advised by, or affiliated with, Goldman, Sachs & Co., Highstar Capital LP, The Carlyle Group and Riverstone Holdings LLC, and we did not receive any proceeds from the offering.

We have 707,000,000 shares outstanding on a fully converted basis. In the offering, we sold 109,786,590 shares, or approximately 15.5% of our outstanding shares. Upon the closing of the offering, our Class A shares, Class B shares and Class C shares were convertible into a fixed aggregate of 597,213,410 shares of common stock (investor retained stock), which represents 84.5% of our outstanding shares of common stock on a fully-converted basis. The number of shares of common stock into which Class A shares, Class B shares and Class C shares will convert will be determined in accordance with our certificate of incorporation.  The conversion of our shares of investor retained stock into shares of our common stock will not increase our total fully converted shares outstanding.  Initially, our Class A shares will be convertible into shares of common stock on a one-for-one basis and our Class B shares and Class C shares will not be convertible into any shares of our common stock.  Any conversion of Class B shares and Class C shares will decrease on a share for share basis the number of shares of our common stock  into which our Class A shares would be able to convert.  The terms of the Class A shares, Class B shares and Class C shares are intended to preserve substantially the same relative rights to share in the value of Kinder Morgan, Inc.'s equity that the Class A units, Class B units and Class A-1 units, respectively, had with respect to Kinder Morgan Holdco LLC's equity.

Kinder Morgan, Inc. Dividends Paid

On February 11, 2011, Kinder Morgan, Inc's Board of Directors declared and paid a dividend to our existing investors of  $245.8 million with respect to the period for which we were not public.  This consisted of  $205.0 million for the fourth quarter of 2010 and  $104.8 million for the first 46 days of 2011, representing the portion of the first quarter of 2011 that we were not public, less a one time adjustment of  $64.0 million in available earnings and profits reserved for the after tax cost of one-time cash bonuses (and premium pay) in an aggregate amount of approximately  $100 million to certain of our non-executive management employees. We expect to pay such bonuses pursuant to the shareholders' agreement in the second quarter of 2011. The payment of any bonuses to holders of our Class B shares or Class C shares is subject to supermajority approval of our board of directors in accordance with our bylaws.

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions
9.  Related Party Transactions

Notes Receivable

Plantation Pipe Line Company

As of June 30, 2011, KMP had a current note receivable bearing interest at the rate of 4.72% per annum from Plantation Pipe Line Company, its 51.17%-owned equity investee.  The outstanding note receivable balance as of that date was  $80.7 million. On July 20, 2011, KMP, ExxonMobil, and Plantation Pipe Line Company amended the term loan agreement covering this current note receivable KMP and ExxonMobil have from Plantation. Together, KMP, ExxonMobil, and Plantation Pipe Line Company agreed to (i) reduce the aggregate loan amount to  $100.0 million following payments of  $57.9 million made by Plantation to ExxonMobil and KMP on July 20, 2011; (ii) extend the maturity of the note from July 20, 2011 to July 20, 2016; (iii) allow for pre-payment of all or any portion of the principal amount of the loan without a premium penalty; and (iv) revise the interest rate on the note from 4.72% per annum to 4.25% per annum. Following the July 20, 2011 payments to both KMP and ExxonMobil, the note provides for semiannual payments of principal and interest on December 31 and June 30 each year beginning on December 31, 2011, with a final principal payment of  $87.8 million due on July 20, 2016.

During the first nine months of 2011, KMP received combined principal repayments of  $30.9 million, and as of September 30, 2011, KMP’s 51.17% portion of the outstanding principal amount of the note was  $51.2 million. We included  $1.1 million of this note receivable balance within “Accounts, notes and interest receivable, net,” on our accompanying consolidated balance sheet, and the remaining outstanding balance within “Notes Receivable.”  As of December 31, 2010, the outstanding note receivable balance was  $82.1 million, and we included this amount within “Accounts, notes and interest receivable, net,” on our accompanying consolidated balance sheet.

Express US Holdings LP

KMP has a long-term investment in a C $113.6 million debt security issued by Express US Holdings LP (the obligor), the partnership that maintains ownership of the U.S. portion of the Express pipeline system. The debenture is denominated in Canadian dollars, due in full on January 9, 2023, bears interest at the rate of 12.0% per annum and provides for quarterly payments of interest in Canadian dollars on March 31, June 30, September 30 and December 31 each year. As of September 30, 2011 and December 31, 2010, the outstanding note receivable balance, representing the translated amount included in our consolidated financial statements in U.S. dollars, was  $108.4 million and  $114.2 million, respectively, and we included these amounts within “Notes receivable” on our accompanying consolidated balance sheets.

River Consulting, LLC

In conjunction with the sale of KMP’s 51% equity ownership interest in River Consulting, LLC and Devco USA, L.L.C. (discussed in Note 2), it extended separate lines of credit to River Consulting and Devco, allowing them to borrow from KMP in an aggregate amount of  $3.0 million for working capital purposes. The lines of credit expire on December 31, 2012, and provide for maximum advances of  $2.7 million to River Consulting and  $0.3 million to Devco. Advances by KMP pursuant to these lines of credit are evidenced by notes that bear interest at the rate of 9.5% per annum. The notes provide for monthly payments of interest and allow for prepayment of principal borrowings. As of September 30, 2011, River Consulting had borrowed  $1.6 million under its line of credit agreement with KMP, and we included this receivable amount within “Notes receivable” on our accompanying consolidated balance sheet.

Other Receivables and Payables

As of September 30, 2011 and December 31, 2010, our related party receivables (other than notes receivable discussed above in “―Notes Receivable”) totaled  $7.3 million and  $23.3 million, respectively. The September 30, 2011 receivables amount consisted of (i)  $3.3 million included within “Accounts, notes and interest receivable, net” on our accompanying consolidated balance sheet and (ii)  $4.0 million of natural gas imbalance receivables included within “Other current assets.” The  $3.3 million receivable amount primarily consisted of amounts due from the Express pipeline system and

Plantation Pipe Line Company. The  $4.0 million natural gas imbalance receivable amount was due from NGPL. The December 31, 2010 receivables amount consisted of (i)  $16.1 million included within “Accounts, notes and interest receivable, net” on our accompanying consolidated balance sheet and (ii)  $7.2 million of natural gas imbalance receivables included within “Other current assets.” The  $16.1 million amount primarily related to accounts and interest receivables due from the Express pipeline system, the Rockies Express pipeline system and NGPL. The related party natural gas imbalance receivables consisted of amounts due from NGPL.

As of September 30, 2011 and December 31, 2010, our related party payables totaled  $5.7 million and  $4.6 million, respectively. The September 30, 2011 amount consisted of (i)  $0.9 million,  $0.4 million,  $0.3 million and  $0.2 million due to RGZ, Inc., Devco USA L.L.C, NGPL and River Consulting, LLC, respectively, and we included these amounts within “Accounts payable” on our accompanying consolidated balance sheet and (ii)  $3.9 million of natural gas imbalance payables included within “Accrued other current liabilities,” consisting of amounts due to the Rockies Express pipeline system. The December 31, 2010 amount consisted of (i)  $0.9 million included within “Accounts payable” and primarily related to amounts due to RGZ, Inc. and (ii)  $3.7 million of natural gas imbalance payables included within “Accrued other current liabilities” consisting of amounts due to the Rockies Express pipeline system.

NGPL PipeCo LLC Fee Revenue and General and Administrative Reimbursement

On February 15, 2008, we entered into an Operations and Reimbursement Agreement (O&R Agreement) with Natural Gas Pipeline Company of America LLC, a wholly owned subsidiary of NGPL PipeCo LLC. The O&R Agreement provides for us to be reimbursed, at cost, for pre-approved operations and maintenance costs, and through December 31, 2010, a general and administration fee charge (Fee) for services provided under the O&R Agreement. Effective January 1, 2011, the general and administrative expenses (G&A Costs) are determined in accordance with and as required by the terms of the O&R Agreement. The Fee and the reimbursement of G&A Costs are included within the caption, “Product sales and other” in our accompanying consolidated statements of income, and totaled  $26.1 million and  $35.4 million for the nine months ended September 30, 2011 and 2010, respectively. Also, see Note 11 “Litigation, Environmental and Other Contingencies—NGPL 2011 Budget Arbitration.”

Asset Divestitures

Mr. C. Berdon Lawrence, a non-management director on the boards of Kinder Morgan G.P., Inc. and KMR until July 20, 2011, is also Chairman Emeritus of the Board of Kirby Corporation. On February 9, 2011, KMP sold a marine vessel to Kirby Corporation’s subsidiary Kirby Inland Marine, L.P., and additionally, KMP and Kirby Inland Marine L.P. formed a joint venture named Greens Bayou Fleeting, LLC. For more information about these transactions, see Note 2.

Derivative Counterparties

One of our investors, Goldman Sachs Capital Partners and certain of its affiliates (Goldman Sachs), is considered a “related party” to us as that term is defined by U.S. generally accepted accounting principles. Goldman Sachs has acted in the past, and may act in the future, as an underwriter for equity and/or debt issuances for us, Kinder Morgan Kansas, Inc., KMP and KMR, and Goldman Sachs effectively owned 49% of the terminal assets KMP acquired from US Development Group LLC in January 2010.

In addition, we conduct energy commodity risk management activities in the ordinary course of implementing our risk management strategies in which the counterparty to certain of our derivative transactions is an affiliate of Goldman Sachs and in conjunction with these activities, we are a party (through one of KMP’s subsidiaries engaged in the production of crude oil) to a hedging facility with J. Aron & Company/Goldman Sachs. The hedging facility requires us to provide certain periodic information but does not require the posting of margin. As a result of changes in the market value of our derivative positions, we have created both amounts receivable from and payable to Goldman Sachs affiliates. The following table summarizes the fair values of our energy commodity derivative contracts that are (i) associated with commodity price risk management activities with J. Aron & Company/Goldman Sachs and (ii) included within “Fair value of derivative contracts” in our accompanying consolidated balance sheets as of September 30, 2011 and December 31, 2010 (in millions):

	September 30, 2011	December 31, 2010
Derivatives - asset (liability)
Current assets	$36.7	$-
Noncurrent assets	$49.7	$12.7
Current liabilities	$(41.3)	$(221.4)
Noncurrent liabilities	$(11.3)	$(57.5)

For more information on our risk management activities see Note 6.

11.  Related Party Transactions

Significant Investors

One of our investors, Goldman Sachs Capital Partners and certain of its affiliates (Goldman Sachs), is considered “related parties” to us as that term is defined in the authoritative accounting literature. Goldman Sachs has acted in the past, and may act in the future, as an underwriter for equity and/or debt issuances for us, Kinder Morgan Kansas, Inc., KMP and KMR.  Also, on January 15, 2010, KMP acquired three ethanol handling train terminals from U.S. Development Group, of which Goldman Sachs effectively owned 49%, for an aggregate consideration of  $197.4 million, consisting of  $115.7 million in cash and  $81.7 million in its common units.  The three train terminals are located in Linden, New Jersey, Baltimore, Maryland, and Dallas, Texas.  As part of the transaction, KMP announced the formation of a venture with U.S. Development Group to optimize and coordinate customer access to the three acquired terminals, other ethanol terminal assets KMP already owns and operates, and other terminal projects currently under development by both parties.  We also conduct commodity risk management activities i~ the ordinary course of implementing our risk management strategies in which the counterparty to certain of our derivative transactions is an affiliate of Goldman Sachs.  In conjunction with these activities, we are a party (through one of KMP's subsidiaries engaged in the production of crude oil) to a hedging facility with J. Aron & Company/Goldman Sachs, which requires us to provide certain periodic information but does not require the posting of margin.  As a result of changes in the market value of our derivative positions, we have recorded both amounts receivable from and payable to Goldman Sachs affiliates.  The following table summarizes the fair values of our energy commodity derivative contracts that are (i) associated with commodity price risk management activities with J. Aron & Company/Goldman Sachs and (ii) included within “Fair value of derivative contracts” in our accompanying consolidated balance sheets (in millions):

	December 31,
	2010	2009
Derivative Assets (Liabilities)
Current Assets: Fair value of derivative contracts	$-	$4.3
Assets: Fair value of derivative contracts	$12.7	$18.4
Current Liabilities: Fair value of derivative contracts	$(221.4)	$(96.8)
Long-term Liabilities and Deferred Credits: Fair value of derivative contracts	$(57.5)	$(190.8)

Cortez Pipeline Company

In March 2008, KMP's subsidiary Kinder Morgan CO2 Company, L.P. sold certain pipeline meter equipment to Cortez Pipeline Company, its 50% equity investee, for its current fair value of  $5.7 million.  The meter equipment is still being employed in conjunction with our CO2–business segment.

Kinder Morgan NatGas Operator LLC

KMP's subsidiary Kinder Morgan NatGas Operator LLC operates the Rockies Express and the Midcontinent Express natural gas pipeline systems pursuant to two separate operating agreements.  It entered into the Rockies Express agreement in April 2008, and according to the provisions of the agreement, it is reimbursed for its costs and it receives a management fee of 1%, based on Rockies Express' operating income, less all depreciation, depletion and amortization expenses.  In 2010 and 2009, it received management fees of  $5.4 million and  $4.0 million, respectively.  Kinder Morgan NatGas Operator LLC operates the Midcontinent Express pipeline system according to the provisions of an operating agreement entered into in March 2007. It is reimbursed for its operating costs; however, it receives no special management fees according to this agreement.

Terminals-KMP Business Segment

Mr. C. Berdon Lawrence, a non-management director on the boards of Kinder Morgan G.P., Inc. and KMR, is also Chairman of the Board of Kirby Corporation.  For services in the ordinary course of Kirby Corporation's and the Terminals-KMP segment's businesses, Kirby Corporation received payments from KMP's subsidiaries totaling  $39,828,  $18,878 and  $430,835 in 2010, 2009 and 2008, respectively, and Kirby made payments, in 2008, to KMP's subsidiaries totaling  $144,300.

Notes Receivable

Plantation Pipe Line Company

KMP has a long-term note receivable bearing interest at the rate of 4.72% per annum from Plantation Pipe Line Company, its 51.17%-owned equity investee.  The note provides for semiannual payments of principal and interest on June 20 and December 31 each year, with a final principal payment due July 20, 2011. KMP received principal repayment amounts of  $2.7 million in 2010. As of December 31, 2010, the outstanding note receivable balance was  $82.1 million, and we included this amount within “Accounts, notes and interest receivable, net,” on our accompanying consolidated balance sheet.  As of December 31, 2009, the note receivable balance was  $84.8 million, and we included  $2.6 million within “Accounts, notes and interest receivable, net” on our accompanying consolidated balance sheet, and the remaining outstanding balance within “Notes receivable.”

Express US Holdings LP

On June 30, 2008, we exchanged our C $113.6 million preferred equity interest in Express US Holdings LP for two subordinated notes from Express US Holdings LP (the obligor) with a combined face value of  $111.4 million (C $113.6 million).  The debentures, denominated in Canadian dollars, are due in full on January 9, 2023, each bearing an interest rate of 12.0% per annum and providing for quarterly payments of interest in Canadian dollars on March 31, June 30, September 30 and December 31 each year.

On August 28, 2008, we sold our one-third interest in the net assets of the Express pipeline system (Express), as well as our full ownership of the net assets of the Jet Fuel pipeline system (Jet Fuel), to KMP.  This transaction included the sale of the subordinated notes described above.  We accounted for this transaction as a transfer of net assets between entities under common control.  Therefore, following the sale of Express and Jet Fuel to KMP, KMP recognized the assets and liabilities acquired at our carrying amounts (historical cost) at the date of transfer.

As of December 31, 2010 and 2009, the outstanding note receivable balance, representing the translated amount included in our accompanying consolidated financial statements in U.S. dollars, was  $114.2 million and  $108.1 million, respectively, and we included these amounts within “Notes receivable” in our accompanying consolidated balance sheets.

NGPL PipeCo LLC

On February 15, 2008, we entered into an Operations and Reimbursement Agreement (Agreement) with NGPL PipeCo LLC. The Agreement provides for us to be reimbursed, at cost, for pre-approved operations and maintenance costs, plus a  $43.2 million annual general and administration fixed fee charge (Fixed Fee), for services provided under the Agreement. This Fixed Fee escalates at 3% each year until 2011 and is billed monthly. For the years ended December 31, 2010 and 2009 and 2008, these Fixed Fees totaled  $47.2 million,  $45.8 million and  $39.0 million, respectively. In addition, KMP purchases natural gas transportation and storage services from NGPL. For each of the years ended December 31, 2010, 2009 and 2008, these expenses totaled  $7.8 million,  $8.8 million and  $7.2 million, respectively, and we include these amounts within “Gas purchases and other costs of sales” in our accompanying consolidated statements of income.

Other Receivables and Payables

As of December 31, 2010 and 2009, our related party receivables (other than notes receivable discussed above in “– Notes Receivable”) totaled  $23.3 million and  $14.6 million, respectively.  The December 31, 2010 receivables amount consisted of (i)  $16.1 million included within “Accounts, notes and interest receivable, net” on our accompanying consolidated balance sheet and (ii)  $7.2 million of natural gas imbalance receivables included within “Other current assets.”  The  $16.1 million amount primarily related to accounts and interest receivables due from the Express pipeline system, the Rockies Express pipeline system and NGPL.  The related party natural gas imbalance receivables consisted of amounts due from NGPL.  The December 31, 2009 amount consisted of (i)  $11.5 million included within “Accounts, notes and interest receivable, net” and primarily related to receivables due from the Express pipeline system, the Rockies Express pipeline system and NGPL and (ii)  $3.1 million of natural gas imbalance receivables due from NGPL included within “Other current assets” and consisting primarily of amounts due from NGPL.

As of December 31, 2010 and 2009, our related party payables totaled  $4.6 million and  $1.2 million, respectively.  The December 31, 2010 amount consisted of (i)  $0.9 million included within “Accounts payable” and primarily related to amounts due to RGZ, Inc. and (ii)  $3.7 million of natural gas imbalance payables included within “Accrued other current liabilities” and consisting of amounts due to the Rockies Express pipeline system.  The December 31, 2009 related party payable amounts are included within “Accounts payable” on our accompanying balance sheet, and primarily consisted of amounts we owed to RGZ, Inc.

Interest

Our accompanying consolidated statements of income includes related-party net interest income totaling  $17.3 million,  $16.1 million and  $5.5 million for the years ended December 31, 2010, 2009 and 2008, respectively. Related party interest income is primarily related to interest income from Plantation Pipe Line Company and Express US Holdings LP.

Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2010
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities
12.  Commitments and Contingent Liabilities

Leases

The table below depicts future gross minimum rental commitments under our operating leases as of December 31, 2010 (in millions):

Year	Commitment
2011	$49.6
2012	38.2
2013	29.9
2014	24.5
2015	20.4
Thereafter	63.0
Total minimum payments	$225.6

The remaining terms on our operating leases, including probable elections to exercise renewal options, range from one to 38 years. We have not reduced our total minimum payments for future minimum sublease rentals aggregating approximately  $1.7 million.  Total lease and rental expenses were  $69.0 million,  $73.1 million and  $84.2 million for the years ended December 31, 2010, 2009 and 2008, respectively. The amount of capital leases included within “Property, Plant and Equipment, net” in our accompanying consolidated balance sheets as of December 31, 2010 and 2009 are not material to our consolidated balance sheets.

Contingent Debt

KMP's contingent debt disclosures pertain to certain types of guarantees or indemnifications KMP has made and cover certain types of guarantees included within debt agreements, even if the likelihood of requiring KMP's performance under such guarantee is remote.  Most of these agreements are with entities that are not consolidated in our financial statements; however, KMP has invested in and holds equity ownership interests in these entities.

As of December 31, 2010, KMP's contingent debt obligations with respect to these investments, as well as KMP's obligations with respect to related letters of credit, are summarized below (dollars in millions):

Entity	KMP's Ownership Interest	Investment Type	Total Entity Debt		KMP's Contingent Share of Entity Debt	(a)
Fayetteville Express Pipeline LLC(b)	50%	Limited Liability	$940.0	(c)	$470.0

Cortez Pipeline Company(d)	50%	General Partner	$142.4	(e)	$87.3	(f)

Midcontinent Express Pipeline LLC(g)	50%	Limited Liability	$799.0	(h)	$16.7	(i)

Nassau County, Florida Ocean Highway and Port Authority(j)	N/A	N/A	N/A		$18.3	(k)
_________

(a)	Represents the portion of the entity's debt that KMP may be responsible for if the entity cannot satisfy its obligations.
(b)
Fayetteville Express Pipeline LLC is a limited liability company and the owner of the Fayetteville Express natural gas pipeline system.  The remaining limited liability company member interest in Fayetteville Express Pipeline LLC is owned by Energy Transfer Partners, L.P.

(c)	Amount represents borrowings under a $1.1 billion, unsecured revolving bank credit facility that is due May 11, 2012.
(d)
Cortez Pipeline Company is a Texas general partnership that owns and operates a common carrier carbon dioxide pipeline system. The remaining general partner interests are owned by ExxonMobil Cortez Pipeline, Inc., an indirect wholly-owned subsidiary of Exxon Mobil Corporation, and Cortez Vickers Pipeline Company, an indirect subsidiary of M.E. Zuckerman Energy Investors Incorporated.

(e)
Amount consists of (i)  $32.1 million of fixed rate Series D notes due May 15, 2013 (interest on the Series D notes is paid annually and based on an average interest rate of 7.14% per annum); (ii)  $100.0 million of variable rate Series E notes due December 11, 2012 (interest on the Series E notes is paid quarterly and based on an interest rate of three-month LIBOR plus a spread) and (iii)  $10.3 million of outstanding borrowings under a  $40.0 million committed revolving bank credit facility that is also due December 11, 2012.

(f)
KMP is severally liable for its percentage ownership share (50%) of the Cortez Pipeline Company debt ( $71.2 million).  In addition, as of December 31, 2010, Shell Oil Company shares KMP's several guaranty obligations jointly and severally for  $32.1 million of Cortez's debt balance related to the Series D notes; however, KMP is obligated to indemnify Shell for the liabilities it incurs in connection with such guaranty.  Accordingly, as of December 31, 2010, KMP has a letter of credit in the amount of  $16.1 million issued by JP Morgan Chase, in order to secure its indemnification obligations to Shell for 50% of the Cortez debt balance of  $32.1 million related to the Series D notes.

Further, pursuant to a Throughput and Deficiency Agreement, the partners of Cortez Pipeline Company are required to contribute capital to Cortez in the event of a cash deficiency.  The agreement contractually supports the financings of Cortez Capital Corporation, a wholly-owned subsidiary of Cortez Pipeline Company, by obligating the partners of Cortez Pipeline to fund cash deficiencies at Cortez Pipeline, including anticipated deficiencies and cash deficiencies relating to the repayment of principal and interest on the debt of Cortez Capital Corporation.  The partners' respective parent or other companies further severally guarantee the obligations of the Cortez Pipeline owners under this agreement.

(g)
Midcontinent Express Pipeline LLC is a limited liability company and the owner of the Midcontinent Express natural gas pipeline system.  The remaining limited liability company member interests in Midcontinent Express Pipeline LLC are owned by Regency Energy Partners, L.P. and Energy Transfer Partners, L.P.

(h)
Amount consists of an aggregate carrying value of  $799.0 million in fixed rate senior notes issued by Midcontinent Express Pipeline LLC in a private offering in September 2009.  All payments of principal and interest in respect of these senior notes are the sole obligation of Midcontinent Express.  Noteholders have no recourse against KMP or the other member owners of Midcontinent Express Pipeline LLC for any failure by Midcontinent Express to perform or comply with its obligations pursuant to the notes or the indenture.

(i)
As of December 31, 2010, Midcontinent Express had no outstanding borrowings under its  $175.4 million, unsecured revolving bank credit facility that is due February 28, 2011.  However, its credit facility can be used for the issuance of letters of credit to support the operation of its pipeline system, and as of December 31, 2010, a letter of credit having a face amount of  $33.3 million was issued under the credit facility by the Bank of Tokyo-Mitsubishi UFJ, Ltd.  KMP's contingent responsibility with regard to this outstanding letter of credit was  $16.7 million (50% of total face amount).

(j)	Arose from KMP's Vopak terminal acquisition in July 2001. Nassau County, Florida Ocean Highway and Port Authority is a political subdivision of the state of Florida.
(k)
KMP has posted a letter of credit as security for borrowings under Adjustable Demand Revenue Bonds issued by the Nassau County, Florida Ocean Highway and Port Authority.  The bonds were issued for the purpose of constructing certain port improvements located in Fernandino Beach, Nassau County, Florida.  KMP's subsidiary, Nassau Terminals LLC, is the operator of the marine port facilities.  The bond indenture is for 30 years and allows the bonds to remain outstanding until December 1, 2020. Principal payments on the bonds are made on the first of December each year, and corresponding reductions are made to the letter of credit.  As of December 31, 2010, this letter of credit had a face amount of  $18.3 million.

KMP also holds a 50% equity ownership interest in Rockies Express Pipeline LLC, a limited liability company and the owner of the Rockies Express natural gas pipeline system.  Subsidiaries of Sempra Energy and ConocoPhillips own the remaining member interests, and pursuant to certain guaranty agreements remaining in effect on December 31, 2009, all three member owners of Rockies Express Pipeline LLC had agreed to guarantee, severally in the same proportion as their percentage ownership of the member interests in Rockies Express Pipeline LLC, borrowings under its  $2.0 billion five-year, unsecured revolving bank credit facility that is due April 28, 2011. On April 8, 2010, Rockies Express Pipeline LLC amended its bank credit facility to allow for borrowings up to  $200 million (a reduction from  $2.0 billion), and on this same date, each of its three member owners were released from their respective debt obligations under the previous guaranty agreements.  Accordingly, KMP no longer has a contingent debt obligation with respect to Rockies Express Pipeline LLC.

KMP accounts for its investments in Fayetteville Express Pipeline LLC, Cortez Pipeline Company, and Midcontinent Express Pipeline LLC under the equity method of accounting.  For the year ended December 31, 2010, KMP's share of earnings, based on its ownership percentage and before amortization of excess investment cost, if any, was  $22.5 million from Cortez Pipeline Company and  $30.1 million from Midcontinent Express Pipeline LLC.  KMP had no equity earnings from its investment in Fayetteville Express Pipeline LLC during 2010.

Subsequent Event

On February 25, 2011, Midcontinent Express Pipeline amended its bank credit facility to allow for borrowings up to  $75.0 million and on this same date each of its member owners, including KMP, were released from their respective debt obligations under the previous guaranty agreements.

Risk Management	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Risk Management [Abstract]
Risk Management
6.  Risk Management

Certain of our business activities expose us to risks associated with unfavorable changes in the market price of natural gas, natural gas liquids and crude oil. We also have exposure to interest rate risk as a result of the issuance of our debt obligations. Pursuant to our management’s approved risk management policy, we use derivative contracts to hedge or reduce our exposure to certain of these risks.

Energy Commodity Price Risk Management

We are exposed to risks associated with changes in the market price of natural gas, natural gas liquids and crude oil as a result of the forecasted purchase or sale of these products. Specifically, these risks are primarily associated with price volatility related to (i) pre-existing or anticipated physical natural gas, natural gas liquids and crude oil sales; (ii) natural gas purchases; and (iii) natural gas system use and storage. Price changes are often caused by shifts in the supply and demand for these commodities, as well as their locations.

Our principal use of energy commodity derivative contracts is to mitigate the risk associated with unfavorable market movements in the price of energy commodities. Our energy commodity derivative contracts act as a hedging (offset) mechanism against the volatility of energy commodity prices by allowing us to transfer this price risk to counterparties who are able and willing to bear it.

For derivative contracts that are designated and qualify as cash flow hedges pursuant to U.S. generally accepted accounting principles, the portion of the gain or loss on the derivative contract that is effective (as defined by U.S. generally accepted accounting principles) in offsetting the variable cash flows associated with the hedged forecasted transaction is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction and in the same period or periods during which the hedged transaction affects earnings (e.g., in “revenues” when the hedged transactions are commodity sales). The remaining gain or loss on the derivative contract in excess of the cumulative change in the present value of future cash flows of the hedged item, if any (i.e., the ineffective portion as defined by U.S. generally accepted accounting principles), is recognized in earnings during the current period.

The effectiveness of hedges using an option contract may be assessed based on changes in the option’s intrinsic value with the change in the time value of the contract being excluded from the assessment of hedge effectiveness. Changes in the excluded component of the change in an option’s time value are included currently in earnings. During the nine months ended September 30, 2011, we recognized a net gain of  $10.4 million related to crude oil hedges and resulting from both hedge ineffectiveness and amounts excluded from effectiveness testing. During the nine months ended September 30, 2010, we recognized a net gain of  $4.6 million related to crude oil and natural gas hedges and resulting from both hedge ineffectiveness and amounts excluded from effectiveness testing.

Additionally, during the nine months ended September 30, 2011, we reclassified a loss of  $49.5 million from “Accumulated other comprehensive loss” into earnings, and for the same comparable period last year, we reclassified a loss of  $13.0 million into earnings. No material amounts were reclassified into earnings as a result of the discontinuance of cash flow hedges because it was probable that the original forecasted transactions would no longer occur by the end of the originally specified time period or within an additional two-month period of time thereafter, but rather, the amounts reclassified were the result of the hedged forecasted transactions actually affecting earnings (i.e., when the forecasted sales and purchase actually occurred). The proceeds or payments resulting from the settlement of the cash flow hedges are reflected in the operating section of our statement of cash flows as changes to net income and working capital.

The “Accumulated other comprehensive loss” balance included in our Stockholders’ Equity (exclusive of the portion included in “Noncontrolling interests”) was  $32.4 million and  $136.5 million as of September 30, 2011 and December 31, 2010, respectively. These totals included a  $46.0 million gain amount and a  $93.3 million loss amount as of September 30, 2011 and December 31, 2010, respectively, associated with energy commodity price risk management activities. Approximately  $19.3 million of the total gain amount associated with energy commodity price risk management activities and included in our Stockholders’ Equity as of September 30, 2011 is expected to be reclassified into earnings during the next twelve months (when the associated forecasted sales and purchases are also expected to occur), however, actual amounts could vary materially as a result of changes in market prices. As of September 30, 2011, the maximum length of time over which we have hedged our exposure to the variability in future cash flows associated with energy commodity price risk is through December 2015.

As of September 30, 2011, KMP had entered into the following outstanding commodity forward contracts to hedge its forecasted energy commodity purchases and sales:

	Net open position long/(short)
Derivatives designated as hedging contracts
Crude oil	(21.8)	million barrels
Natural gas fixed price	(3.6)	billion cubic feet
Natural gas basis	(4.2)	billion cubic feet
Derivatives not designated as hedging contracts
Natural gas fixed price	0.2	billion cubic feet
Natural gas basis	2.3	billion cubic feet

For derivative contracts that are not designated as a hedge for accounting purposes, all realized and unrealized gains and losses are recognized in the statement of income during the current period. These types of transactions include basis spreads, basis-only positions and gas daily swap positions. KMP primarily enters into these positions to economically hedge an exposure through a relationship that does not qualify for hedge accounting. Until settlement occurs, this will result in non-cash gains or losses being reported in our operating results.

Interest Rate Risk Management

In order to maintain a cost effective capital structure, it is our policy to borrow funds using a mix of fixed rate debt and variable rate debt. We use interest rate swap agreements to manage the interest rate risk associated with the fair value of our fixed rate borrowings and to effectively convert a portion of the underlying cash flows related to our long-term fixed rate debt securities into variable rate cash flows in order to achieve our desired mix of fixed and variable rate debt.

Since the fair value of fixed rate debt varies inversely with changes in the market rate of interest, we enter into swap agreements to receive a fixed and pay a variable rate of interest in order to convert the interest expense associated with certain of our senior notes from fixed rates to variable rates, resulting in future cash flows that vary with the market rate of interest. These swaps, therefore, hedge against changes in the fair value of our fixed rate debt that result from market interest rate changes. For derivative contracts that are designated and qualify as a fair value hedge, the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings.

As of September 30, 2011, KMI and KMP had notional principal amounts of  $725 million and  $5,325 million, respectively, of fixed-to-variable interest rate swap agreements, effectively converting the interest expense associated with certain series of senior notes from fixed rates to variable rates based on an interest rate of LIBOR plus a spread. All of KMI’s and KMP’s swap agreements have termination dates that correspond to the maturity dates of the related series of senior notes and, as of September 30, 2011, the maximum length of time over which they have hedged a portion of their exposure to the variability in the value of this debt due to interest rate risk is through March 15, 2035.

As of December 31, 2010, KMI and KMP had a combined notional principal amount of  $725 million and  $4,775 million, respectively, of fixed-to-variable interest rate swap agreements. In March 2011, KMP entered into four additional fixed-to-variable interest rate swap agreements having a combined notional principal amount of  $500 million. Each agreement effectively converts a portion of the interest expense associated with KMP’s 3.50% senior notes due March 1, 2016 from a fixed rate to a variable rate based on an interest rate of LIBOR plus a spread.

In August 2011, KMP entered into two additional fixed-to-variable interest rate swap agreements having a combined notional principal amount of  $250 million, effectively converting a portion of the interest expense associated with KMP’s 4.15% senior notes due March 1, 2022 from a fixed rate to a variable rate based on an interest rate of LIBOR plus a spread.  KMP also terminated two existing fixed-to-variable swap agreements having a combined notional principal amount of  $200 million in two separate transactions.  KMP received combined proceeds of  $73.0 million from the early termination of these swap agreements.

Fair Value of Derivative Contracts

The fair values of the current and non-current asset and liability derivative contracts are each reported separately as “Fair value of derivative contracts” on our accompanying consolidated balance sheets. The following table summarizes the fair values of our derivative contracts included on our accompanying consolidated balance sheets as of September 30, 2011 and December 31, 2010 (in millions):

Fair Value of Derivative Contracts

		Asset derivatives		Liability derivatives
		September 30, 2011	December 31, 2010	September 30, 2011	December 31, 2010
	Balance sheet location	Fair value		Fair value
Derivatives designated as hedging contracts
Energy commodity derivative contracts	Current	$123.7	$20.1	$(67.0)	$(275.9)
	Non-current	133.0	43.1	(21.4)	(103.0)
Subtotal		256.7	63.2	(88.4)	(378.9)

Interest rate swap agreements	Current	6.1	-	-	-
	Non-current	638.5	258.6	-	(69.2)
Subtotal		644.6	258.6	-	(69.2)
Total		901.3	321.8	(88.4)	(448.1)

Derivatives not designated as hedging contracts
Energy commodity derivative contracts	Current	5.4	3.9	(4.9)	(5.6)
Total		5.4	3.9	(4.9)	(5.6)
Total derivatives		$906.7	$325.7	$(93.3)	$(453.7)

The offsetting entry to adjust the carrying value of the debt securities whose fair value was being hedged is included within “Value of interest rate swaps” on our accompanying consolidated balance sheets, which also includes any unamortized portion of proceeds received from the early termination of interest rate swap agreements. As of September 30, 2011 and December 31, 2010, this unamortized premium totaled  $498.1 million and  $461.9 million, respectively, and as of September 30, 2011, the weighted average amortization period for this premium was approximately 17.7 years.

Effect of Derivative Contracts on the Income Statement

The following four tables summarize the impact of KMP’s derivative contracts on our accompanying consolidated statements of income for the nine months ended September 30, 2011 and 2010 (in millions):

Derivatives in fair value hedging relationships	Location of gain/(loss) recognized in income on derivatives	Amount of gain/(loss) recognized in income on derivatives(a)
		Nine Months Ended September 30,
		2011	2010
Interest rate swap agreements	Interest, net – income/(expense)	$528.2	$685.5
Total		$528.2	$685.5

Fixed rate debt	Interest, net – income/(expense)	$(528.2)	$(685.5)
Total		$(528.2)	$(685.5)
__________
(a)
Amounts reflect the change in the fair value of interest rate swap agreements and the change in the fair value of the associated fixed rate debt which exactly offset each other as a result of no hedge ineffectiveness. Amounts do not reflect the impact on interest expense from the interest rate swap agreements under which we pay variable rate interest and receive fixed rate interest.

____________

Derivatives in cash flow hedging relationships	Amount of gain/(loss) recognized in OCI on derivative (effective portion)		Location of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)		Location of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Nine Months Ended September 30,			Nine Months Ended September 30,			Nine Months Ended September 30,
	2011	2010		2011	2010		2011	2010
Energy commodity derivative contracts	$89.8	$33.5	Revenues-natural gas sales	$0.3	$0.5	Revenues-natural gas sales	$-	$-
			Revenues-product sales and other	(52.5)	(13.6)	Revenues-product sales and other	10.4	5.4
			Gas purchases and other costs of sales	2.7	0.1	Gas purchases and other costs of sales	-	(0.8)
Total	$89.8	$33.5	Total	$(49.5)	$(13.0)	Total	$10.4	$4.6
____________

Derivatives in net investment hedging relationships	Amount of gain/(loss) recognized in OCI on derivative (effective portion)		Location of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)		Location of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Nine Months Ended September 30,			Nine Months Ended September 30,			Nine Months Ended September 30,
	2011	2010		2011	2010		2011	2010
Cross currency swap agreements	$-	$9.6	Other, net	$-	$-	Revenues	$-	$-
Total	$-	$9.6	Total	$-	$-	Total	$-	$-
____________

Derivatives not designated as hedging contracts	Location of gain/(loss) recognized in income on derivative	Amount of gain/(loss) recognized in income on derivative
		Nine Months Ended September 30,
		2011	2010
Energy commodity derivative contracts	Gas purchases and other costs of sales	$0.1	$1.0
Total		$0.1	$1.0
____________

Net Investment Hedges

We are exposed to foreign currency risk from our investments in businesses owned and operated outside the United States. In 2005 and 2006, we entered into various cross-currency interest rate swap transactions, which were designated as net investment hedges, in order to hedge the value of the investment in Canadian operations. Over time, as the exposure to foreign currency risk through our Canadian operations was reduced through dispositions, we began to terminate cross-currency swap agreements. The final cross-currency swap agreements were terminated during the third quarter of 2010 and there were no outstanding cross currency interest rate swaps at September 30, 2011 and December 31, 2010, respectively. In the periods with outstanding cross-currency swap agreements, the effective portion of the changes in fair value of these swap transactions was reported as a cumulative translation adjustment included in the balance sheet caption “Accumulated other comprehensive loss.”

Credit Risks

We and our subsidiary, KMP, have counterparty credit risk as a result of our use of financial derivative contracts. Our counterparties consist primarily of financial institutions, major energy companies and local distribution companies. This concentration of counterparties may impact our overall exposure to credit risk, either positively or negatively, in that the counterparties may be similarly affected by changes in economic, regulatory or other conditions.

We maintain credit policies with regard to our counterparties that we believe minimize our overall credit risk. These policies include (i) an evaluation of potential counterparties’ financial condition (including credit ratings); (ii) collateral requirements under certain circumstances; and (iii) the use of standardized agreements which allow for netting of positive and negative exposure associated with a single counterparty. Based on our policies, exposure, credit and other reserves, our management does not anticipate a material adverse effect on our financial position, results of operations, or cash flows as a result of counterparty performance.

Our over-the-counter swaps and options are entered into with counterparties outside central trading organizations such as futures, options or stock exchanges. These contracts are with a number of parties, all of which have investment grade credit ratings. While we enter into derivative transactions principally with investment grade counterparties and actively monitor their ratings, it is nevertheless possible that from time to time losses will result from counterparty credit risk in the future.

The maximum potential exposure to credit losses on derivative contracts as of September 30, 2011 was (in millions):

Asset position
Interest rate swap agreements	$644.6
Energy commodity derivative contracts	262.1
Gross exposure	906.7
Netting agreement impact	(78.5)
Net exposure	$828.2

In conjunction with the purchase of exchange-traded derivative contracts or when the market value of our derivative contracts with specific counterparties exceeds established limits, we are required to provide collateral to our counterparties, which may include posting letters of credit or placing cash in margin accounts. As of both September 30, 2011 and December 31, 2010, KMP had no outstanding letters of credit supporting its hedging of energy commodity price risks associated with the sale of natural gas, natural gas liquids and crude oil.

As of September 30, 2011 and December 31, 2010, KMP’s counterparties associated with its energy commodity contract positions and over-the-counter swap agreements had margin deposits with KMP totaling  $8.9 million and  $2.4 million, respectively, and we reported these amounts as “Accrued other current liabilities” in our accompanying consolidated balance sheets.

KMP also has agreements with certain counterparties to its derivative contracts that contain provisions requiring it to post additional collateral upon a decrease in its credit rating. Based on contractual provisions as of September 30, 2011, we estimate that if KMP’s credit rating was downgraded, KMP would have the following additional collateral obligations (in millions):

Credit ratings downgraded(a)	Incremental obligations	Cumulative obligations(b)
One notch to BBB-/Baa3	$-	$-

Two notches to below BBB-/Baa3 (below investment grade)	$12.8	$12.8
__________
(a)
If there are split ratings among the independent credit rating agencies, most counterparties use the higher credit rating to determine KMP’s incremental collateral obligations, while the remaining use the lower credit rating. Therefore, a two notch downgrade to below BBB-/Baa3 by one agency would not trigger the entire  $12.8 million incremental obligation.

(b)	Includes current posting at current rating.

13.  Risk Management

Certain of our business activities expose us to risks associated with unfavorable changes in the market price of natural gas, natural gas liquids and crude oil.  We also have exposure to interest rate risk as a result of the issuance of debt obligations by our subsidiaries.  Pursuant to our management's approved risk management policy, we use derivative contracts to hedge or reduce our exposure to certain of these risks.

Energy Commodity Price Risk Management

Primarily through our subsidiary, KMP, we are exposed to risks associated with changes in the market price of natural gas, natural gas liquids and crude oil as a result of the forecasted purchase or sale of these products.  Specifically, these risks are primarily associated with price volatility related to (i) pre-existing or anticipated physical natural gas, natural gas liquids and crude oil sales; (ii) natural gas purchases and (iii) natural gas system use and storage.  Price changes are often caused by shifts in the supply and demand for these commodities, as well as their locations.

The principal use of energy commodity derivative contracts is to mitigate the risk associated with unfavorable market movements in the price of energy commodities.  The energy commodity derivative contracts act as a hedging (offset) mechanism against the volatility of energy commodity prices by allowing this price risk to be transferred to counterparties who are able and willing to bear it.

For derivative contracts that are designated and qualify as cash flow hedges pursuant to generally accepted accounting principles, the portion of the gain or loss on the derivative contract that is effective in offsetting the variable cash flows associated with the hedged forecasted transaction is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction and in the same period or periods during which the hedged transaction affects earnings (e.g., in “revenues” when the hedged transactions are commodity sales).  The remaining gain or loss on the derivative contract in excess of the cumulative change in the present value of future cash flows of the hedged item, if any (i.e., the ineffective portion), is recognized in earnings during the current period.  The effectiveness of hedges using an option contract may be assessed based on changes in the option's intrinsic value with the change in the time value of the contract being excluded from the assessment of hedge effectiveness.  Changes in the excluded component of the change in an option's time value are included currently in earnings.  During 2010, we recognized a net gain of  $5.3 million related to crude oil and natural gas hedges, and resulting from both hedge ineffectiveness and amounts excluded from effectiveness testing. During 2009, we recognized a net loss of  $13.5 million from crude oil hedges that resulted from hedge ineffectiveness and amounts excluded from effectiveness testing.

Additionally, during each of the two years ended December 31, 2010 and 2009, we reclassified losses of  $21.2 million and gains of  $39.4 million, respectively, from “Accumulated other comprehensive loss” balance into earnings.  No material amounts were reclassified into earnings as a result of the discontinuance of cash flow hedges because it was probable that the original forecasted transactions would no longer occur by the end of the originally specified time period or within an additional two-month period of time thereafter, but rather were reclassified as a result of the hedged forecasted transactions actually affecting earnings (i.e. when the forecasted sales and purchase actually occurred).  The proceeds or payments resulting from the settlement of cash flow hedges are reflected in the operating section of our statement of cash flows as changes to net income and working capital.

The “Accumulated other comprehensive loss” balance included in our Members' Equity was  $136.5 million as of December 31, 2010, and  $167.9 million as of December 31, 2009.  These totals included “Accumulated other comprehensive loss” amounts associated with energy commodity price risk management activities of  $93.3 million of losses as of December 31, 2010 and  $95.7 million of losses as of December 31, 2009.  Approximately  $67.3 million of the total loss amount associated with energy commodity price risk management activities and included in our Members' Equity as of December 31, 2010 is expected to be reclassified into earnings during the next year (when the associated forecasted sales and purchases are also expected to occur). As of December 31, 2010, the maximum length of time over which we have hedged our exposure to the variability in future cash flows associated with energy commodity price risk is through December 2015.

As of December 31, 2010, KMP had entered into the following outstanding commodity forward contracts to hedge its forecasted energy commodity purchases and sales:

	Net open position long/(short)
Derivatives designated as hedging contracts
Crude oil	(23.2)	million barrels
Natural gas fixed price	(19.0)	billion cubic feet
Natural gas basis	(13.9)	billion cubic feet
Derivatives not designated as hedging contracts
Natural gas basis	0.5	billion cubic feet

For derivative contracts that are not designated as a hedge for accounting purposes, all realized and unrealized gains and losses are recognized in the statement of income during the current period.  These types of transactions include basis spreads, basis-only positions and gas daily swap positions.  KMP primarily enters into these positions to economically hedge an exposure through a relationship that does not qualify for hedge accounting.  Until settlement occurs, this will result in non-cash gains or losses being reported in our operating results associated with KMP.

Interest Rate Risk Management

In order to maintain a cost effective capital structure, it is our policy to borrow funds using a mix of fixed rate debt and variable rate debt.  Interest rate swap agreements are used to manage the interest rate risk associated with the fair value of fixed rate borrowings and to effectively convert a portion of the underlying cash flows related to the long-term fixed rate debt securities into variable rate cash flows in order to achieve our desired mix of fixed and variable rate debt.

Since the fair value of fixed rate debt varies inversely with changes in the market rate of interest, swap agreements are entered into to receive a fixed and pay a variable rate of interest in order to convert the interest expense associated with certain of our subsidiaries' senior notes from fixed rates to variable rates, resulting in future cash flows that vary with the market rate of interest.  These swaps, therefore, hedge against changes in the fair value of the fixed rate debt included in our accompanying balance sheets that result from market interest rate changes.  For derivative contracts that are designated and qualify as a fair value hedge, the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings.

As of December 31, 2010, Kinder Morgan Kansas, Inc. and its subsidiary, KMP, had a notional principal amount of  $725 million and  $4,775 million, respectively, and as of December 31, 2009,  $725 million and  $5,200 million, respectively, of fixed-to-variable interest rate swap agreements, effectively converting the interest expense associated with certain senior notes from fixed rates to variable rates based on an interest rate of LIBOR plus a spread.  All of Kinder Morgan Kansas, Inc.'s and KMP's swap agreements have termination dates that correspond to the maturity dates of the related series of senior notes and, as of December 31, 2010, the maximum length of time over which we have hedged a portion of our exposure to the variability in the value of this debt due to interest rate risk is through January 15, 2038.

In May 2010, KMP entered into three separate fixed-to-variable interest rate swap agreements having a combined notional principal amount of  $400 million.  Each agreement effectively converts a portion of the interest expense associated with its 5.30% senior notes due September 15, 2020 from a fixed rate to a variable rate based on an interest rate of LIBOR plus a spread.  In November 2010, KMP terminated five of its existing fixed-to-variable swap agreements in separate transactions.  These swap agreements had a combined notional principal amount of  $825 million, and KMP received combined proceeds of  $157.6 million from the early termination of these swap agreements.

Fair Value of Derivative Contracts

The fair values of current and non-current asset and liability derivative contracts are each reported separately as “Fair value of derivative contracts” on our accompanying consolidated balance sheets.  The following table summarizes the fair values of derivative contracts included in our accompanying consolidated balance sheets as of December 31, 2010 and 2009 (in millions):

Fair Value of Derivative Contracts

		Asset derivatives		Liability derivatives
		December 31,		December 31,
		2010	2009	2010	2009
	Balance sheet location	Fair value		Fair value
Derivatives designated as hedging contracts
Energy commodity derivative contracts	Current	$20.1	$19.1	$(275.9)	$(270.8)
	Non-current	43.1	57.3	(103.0)	(241.5)
Subtotal		63.2	76.4	(378.9)	(512.3)

Interest rate swap agreements	Non-current	258.6	236.0	(69.2)	(218.5)
Cross currency swap agreements	Non-current	-	-	-	(9.6)
Total		321.8	312.4	(448.1)	(740.4)

Derivatives not designated as hedging contracts

Energy commodity derivative contracts	Current	3.9	1.7	(5.6)	(1.2)

Total derivatives		$325.7	$314.1	$(453.7)	$(741.6)

The offsetting entry to adjust the carrying value of the debt securities whose fair value was being hedged is included within “Value of interest rate swaps” on our accompanying consolidated balance sheets, which also includes any unamortized portion of proceeds received from the early termination of interest rate swap agreements.  As of December 31, 2010 and 2009, this unamortized premium totaled  $461.9 million and  $337.5 million, respectively, and as of December 31, 2010, the weighted average amortization period for this premium was approximately 17.1 years.

Effect of Derivative Contracts on the Income Statement

The following four tables summarize the impact of our derivative contracts on our accompanying consolidated statements of income for each of the years ended December 31, 2010 and 2009 (in millions):

Derivatives in fair value hedging relationships	Location of gain/(loss) recognized in income on derivative	Amount of gain/(loss) recognized in income on derivative(a)		Hedged items in fair value hedging relationships	Location of gain/(loss) recognized in income on related hedged item	Amount of gain/(loss) recognized in income on related hedged items(a)
		Year Ended December 31,				Year Ended December 31,
		2010	2009			2010	2009
Interest rate swap agreements	Interest, net – income/(expense)	$329.5	$(585.1)	Fixed rate debt	Interest, net – income/(expense)	$(329.5)	$585.1
Total		$329.5	$(585.1)	Total		$(329.5)	$585.1

____________

(a)
Amounts reflect the change in the fair value of interest rate swap agreements and the change in the fair value of the associated fixed rate debt which exactly offset each other as a result of no hedge ineffectiveness.  Amounts do not reflect the impact on interest expense from the interest rate swap agreements under which we pay variable rate interest and receive fixed rate interest.

Derivatives in cash flow hedging relationships	Amount of gain/(loss) recognized in OCI on derivative (effective portion)		Location of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)		Location of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2010	2009		2010	2009		2010	2009
Energy commodity derivative contracts	$(18.8)	$(138.7)	Revenues-natural gas sales	$1.0	$13.1	Revenues	$5.3	$(13.5)
			Revenues-product sales and other	(23.4)	25.7
			Gas purchases and other costs of sales	1.2	0.6	Gas purchases and other costs of sales	-	-
Total	$(18.8)	$(138.7)	Total	$(21.2)	$39.4	Total	$5.3	$(13.5)
____________

Derivatives in cash flow hedging relationships	Amount of gain/(loss) recognized in OCI on derivative (effective portion)		Location of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)		Location of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2010	2009		2010	2009		2010	2009
Cross currency swap agreements	$9.6	$(41.6)	Other, net	$-	$-	Revenues	$-	$-
Total	$9.6	$(41.6)	Total	$-	$-	Total	$-	$-
____________

Derivatives not designated as hedging contracts	Location of gain/(loss) recognized in income on derivative	Amount of gain/(loss) recognized in income on derivative
		Year Ended December 31,
		2010	2009
Energy commodity derivative contracts	Gas purchases and other costs of sales	$2.3	$(4.2)
Total		$2.3	$(4.2)

Net Investment Hedges

We are exposed to foreign currency risk from our investments in businesses owned and operated outside the United States. In 2005 and 2006, Kinder Morgan Kansas, Inc. entered into various cross-currency interest rate swap transactions, which were designated as net investment hedges, in order to hedge the value of the investment in Canadian operations. Over time, as the exposure to foreign currency risk through our Canadian operations was reduced through dispositions, Kinder Morgan Kansas, Inc. began to terminate cross-currency swap agreements. The final cross-currency swap agreements were terminated during the third quarter of 2010 and there were no outstanding cross currency interest rate swaps at December 31, 2010. In the periods with outstanding cross-currency swap agreements, the effective portion of the changes in fair value of these swap transactions was reported as a cumulative translation adjustment included in the balance sheet caption “Accumulated other comprehensive loss.”

Credit Risks

Our subsidiaries, Kinder Morgan Kansas, Inc. and KMP, have counterparty credit risk as a result of the use of financial derivative contracts.  These counterparties consist primarily of financial institutions, major energy companies and local distribution companies.  This concentration of counterparties may impact our overall exposure to credit risk, either positively or negatively, in that the counterparties may be similarly affected by changes in economic, regulatory or other conditions.

We maintain credit policies with regard to counterparties that we believe minimize our overall credit risk.  These policies include (i) an evaluation of potential counterparties' financial condition (including credit ratings); (ii) collateral requirements under certain circumstances and (iii) the use of standardized agreements which allow for netting of positive and negative exposure associated with a single counterparty.  Based on our policies, exposure, credit and other reserves, our management does not anticipate a material adverse effect on our financial position, results of operations, or cash flows as a result of counterparty performance.

Over-the-counter swaps and options are entered into with counterparties outside central trading organizations such as futures, options or stock exchanges.  These contracts are with a number of parties, all of which have investment grade credit ratings.  While derivative transactions are entered into principally with investment grade counterparties and actively monitor their ratings, it is nevertheless possible that from time to time losses will result from counterparty credit risk in the future.

Our maximum potential exposure to credit losses on derivative contracts as of December 31, 2010 was (in millions):

Asset position
Interest rate swap agreements	$258.6
Energy commodity derivative contracts	67.1
Gross exposure	325.7
Netting agreement impact	(58.8)
Net exposure	$266.9

In conjunction with the purchase of exchange-traded derivative contracts or when the market value of our derivative contracts with specific counterparties exceeds established limits, we are required to provide collateral to our counterparties, which may include posting letters of credit or placing cash in margin accounts.  As of December 31, 2010, KMP had no outstanding letters of credit supporting its hedging activities; however, as of December 31, 2009, KMP had outstanding letters of credit totaling  $55.0 million in support of its hedging of energy commodity price risks associated with the sale of natural gas, natural gas liquids and crude oil.

Additionally, as of December 31, 2010, KMP's counterparties associated with its energy commodity contract positions and over-the-counter swap agreements had margin deposits with KMP totaling  $2.4 million, and we reported this amount within “Accrued other current liabilities” in our accompanying consolidated balance sheet.  As of December 31, 2009, KMP had cash margin deposits associated with its energy commodity contract positions and over-the-counter swap partners totaling  $15.2 million, and we reported this amount as “Restricted deposits” in our accompanying consolidated balance sheet.

KMP also has agreements with certain counterparties to its derivative contracts that contain provisions requiring it to post additional collateral upon a decrease in its credit rating.  Based on contractual provisions as of December 31, 2010, KMP estimates that if its credit rating was downgraded, it would have the following additional collateral obligations (in millions):

Credit Ratings Downgraded(a)	Incremental obligations	Cumulative Obligations(b)
One notch to BBB-/Baa3	$-	$-

Two notches to below BBB-/Baa3 (below investment grade)	$65.2	$65.2
__________

(a)
If there are split ratings among the independent credit rating agencies, most counterparties use the higher credit rating to determine our incremental collateral obligations, while the remaining use the lower credit rating.  Therefore, a two notch downgrade to below BBB-/Baa3 by one agency would not trigger the entire  $65.2 million incremental obligation.

(b)	Includes current posting at current rating.

Fair Value	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value [Abstract]
Fair Value
7.  Fair Value

The Codification emphasizes that fair value is a market-based measurement that should be determined based on assumptions (inputs) that market participants would use in pricing an asset or liability. Inputs may be observable or unobservable, and valuation techniques used to measure fair value should maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Accordingly, the Codification establishes a hierarchal disclosure framework that ranks the quality and reliability of information used to determine fair values. The hierarchy is associated with the level of pricing observability utilized in measuring fair value and defines three levels of inputs to the fair value measurement process—quoted prices are the most reliable valuation inputs, whereas model values that include inputs based on unobservable data are the least reliable. Each fair value measurement must be assigned to a level corresponding to the lowest level input that is significant to the fair value measurement in its entirety.

The three broad levels of inputs defined by the fair value hierarchy are as follows:

▪	Level 1 Inputs—quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date;

▪
Level 2 Inputs—inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability; and

▪
Level 3 Inputs—unobservable inputs for the asset or liability. These unobservable inputs reflect the entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, and are developed based on the best information available in the circumstances (which might include the reporting entity’s own data).

Fair Value of Derivative Contracts

The following two tables summarize the fair value measurements of our (i) energy commodity derivative contracts and (ii) interest rate swap agreements as of September 30, 2011 and December 31, 2010, based on the three levels established by the Codification (in millions). The fair value measurements in the tables below do not include cash margin deposits made by KMP or its counterparties, which would be reported within “Restricted deposits” and “Accrued other current liabilities,” respectively, in our accompanying consolidated balance sheets.

	Asset fair value measurements using
	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of September 30, 2011
Energy commodity derivative contracts(a)	$262.1	$25.3	$172.2	$64.6
Interest rate swap agreements	$644.6	$-	$644.6	$-

As of December 31, 2010
Energy commodity derivative contracts(a)	$67.1	$-	$23.5	$43.6
Interest rate swap agreements	$258.6	$-	$258.6	$-

	Liability fair value measurements using
	Total	Quoted prices in active markets for identical liabilities (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of September 30, 2011
Energy commodity derivative contracts(a)	$(93.3)	$(12.6)	$(60.7)	$(20.0)
Interest rate swap agreements	$-	$-	$-	$-

As of December 31, 2010
Energy commodity derivative contracts(a)	$(384.5)	$-	$(359.7)	$(24.8)
Interest rate swap agreements	$(69.2)	$-	$(69.2)	$-
__________
(a)
Level 1 consists primarily of NYMEX natural gas futures. Level 2 consists primarily of OTC West Texas Intermediate swaps and OTC natural gas swaps that are settled on NYMEX. Level 3 consists primarily of natural gas basis swaps and West Texas Intermediate options.

The table below provides a summary of changes in the fair value of our Level 3 energy commodity derivative contracts for the nine months ended September 30, 2011 and 2010 (in millions):

Significant unobservable inputs (Level 3)

	Nine Months Ended September 30,
	2011	2010
Derivatives-net asset (liability)
Beginning of Period	$18.8	$13.0
Transfers into Level 3	-	-
Transfers out of Level 3	-	-
Total gains or (losses)
Included in earnings	5.4	3.6
Included in other comprehensive income	21.5	11.7
Purchases	4.6	-
Issuances	-	-
Sales	-	-
Settlements	(5.7)	6.3
End of Period	$44.6	$34.6

The amount of total gains or (losses) for the period included in earnings attributable to the change in unrealized gains or (losses) relating to assets held at the reporting date	$4.4	$1.3

Fair Value of Financial Instruments

Fair value as used in the disclosure of financial instruments represents the amount at which an instrument could be exchanged in a current transaction between willing parties. As of each reporting date, the estimated fair value of our outstanding publicly-traded debt is based upon quoted market prices, if available, and for all other debt, fair value is based upon prevailing interest rates currently available to us. In addition, we adjust (discount) the fair value measurement of our long-term debt for the effect of credit risk.

The estimated fair value of our outstanding debt balance as of September 30, 2011 and December 31, 2010 (both short-term and long-term, but excluding the value of interest rate swaps) is disclosed below (in millions):

	September 30, 2011		December 31, 2010
	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Total debt(a)	$15,765.7	$17,175.4	$15,169.9	$16,129.1
____________
(a)	The 2010 amount includes the $750.0 million of 5.35% senior notes paid on January 5, 2011.

14.  Fair Value

The Codification emphasizes that fair value is a market-based measurement that should be determined based on assumptions (inputs) that market participants would use in pricing an asset or liability.  Inputs may be observable or unobservable, and valuation techniques used to measure fair value should maximize the use of relevant observable inputs and minimize the use of unobservable inputs.  Accordingly, the Codification establishes a hierarchal disclosure framework that ranks the quality and reliability of information used to determine fair values.  The hierarchy is associated with the level of pricing observability utilized in measuring fair value and defines three levels of inputs to the fair value measurement process-quoted prices are the most reliable valuation inputs, whereas model values that include inputs based on unobservable data are the least reliable.  Each fair value measurement must be assigned to a level corresponding to the lowest level input that is significant to the fair value measurement in its entirety.

The three broad levels of inputs defined by the fair value hierarchy are as follows:

▪	Level 1 Inputs-quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date;
▪
Level 2 Inputs-inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.  If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability; and

▪
Level 3 Inputs-unobservable inputs for the asset or liability.  These unobservable inputs reflect the entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability, and are developed based on the best information available in the circumstances (which might include the reporting entity's own data).

Fair Value of Derivative Contracts

The following two tables summarize the fair value measurements of our (i) energy commodity derivative contracts; (ii) interest rate swap agreements and (iii) cross currency interest rate swap agreements as of December 31, 2010 and 2009, based on the three levels established by the Codification (in millions). The fair value measurements as of December 31, 2009 in the two tables below do not include cash margin deposits of  $15.2 million, which are reported separately as “Restricted deposits” in our accompanying consolidated balance sheet (in millions):

	Asset fair value measurements using
	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of December 31, 2010
Energy commodity derivative contracts(a)	$67.1	$-	$23.5	$43.6
Interest rate swap agreements	$258.6	$-	$258.6	$-

As of December 31, 2009
Energy commodity derivative contracts(a)	$78.1	$-	$14.4	$63.7
Interest rate swap agreements	$236.0	$-	$236.0	$-

	Liability fair value measurements using
	Total	Quoted prices in active markets for identical liabilities (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of December 31, 2010
Energy commodity derivative contracts(b)	$(384.5)	$-	$(359.7)	$(24.8)
Interest rate swap agreements	$(69.2)	$-	$(69.2)	$-

As of December 31, 2009
Energy commodity derivative contracts(b)	$(513.5)	$-	$(462.8)	$(50.7)
Interest rate swap agreements	$(218.5)	$-	$(218.5)	$-
Cross currency interest rate swap agreements	$(9.6)	$-	$(9.6)	$-
__________

(a)	Level 2 consists primarily of OTC natural gas hedges that are settled on NYMEX. Level 3 consists primarily of natural gas options and West Texas Intermediate options.
(b)
Level 2 consists primarily of OTC West Texas Intermediate hedges and OTC natural gas hedges that are settled on NYMEX.  Level 3 consists primarily of natural gas basis swaps and West Texas Intermediate options.

The table below provides a summary of changes in the fair value of our Level 3 energy commodity derivative contracts for each of the years ended December 31, 2010 and 2009 (in millions):

Significant unobservable inputs (Level 3)

	Year Ended December 31,
	2010	2009
Derivatives-net asset (liability)
Beginning of period	$13.0	$44.1
Realized and unrealized net gains (losses)	1.7	(48.4)
Purchases and settlements	4.1	17.3
Transfers in (out) of Level 3	-	-
End of period	$18.8	$13.0

Change in unrealized net losses relating to contracts still held at end of period	$(10.7)	$(42.1)

Fair Value of Financial Instruments

Fair value as used in the disclosure of financial instruments represents the amount at which an instrument could be exchanged in a current transaction between willing parties.  As of each reporting date, the estimated fair value of our outstanding publicly-traded debt is based upon quoted market prices, if available, and for all other debt, fair value is based upon prevailing interest rates currently available to us.  In addition, we adjust (discount) the fair value measurement of our long-term debt for the effect of credit risk.

The estimated fair value of our outstanding debt balance as of December 31, 2010 and 2009 (both short-term and long-term, but excluding the value of interest rate swaps), is disclosed below (in millions):

	December 31, 2010		December 31, 2009
	Carrying Value	Estimated fair value	Carrying Value	Estimated fair value
Total Debt(a)	$15,169.9	$16,129.1	$13,648.4	$14,158.2
__________
(a)	The 2010 amounts include the $750.0 million of 5.35% senior notes paid on January 5, 2011 (see note 8 “Debt – Subsequent Events”)

Reportable Segments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Reportable Segments [Abstract]
Reportable Segments
8.  Reportable Segments

We divide our operations into six reportable business segments. These segments and their principal source of revenues are as follows:

▪	Products Pipelines–KMP— the transportation and terminaling of refined petroleum products, including gasoline, diesel fuel, jet fuel and natural gas liquids;

▪	Natural Gas Pipelines–KMP—the sale, transport, processing, treating, storage and gathering of natural gas;

▪
CO2–KMP—the production and sale of crude oil from fields in the Permian Basin of West Texas and the transportation and marketing of carbon dioxide used as a flooding medium for recovering crude oil from mature oil fields;

▪	Terminals–KMP—the transloading and storing of refined petroleum products and dry and liquid bulk products, including coal, petroleum coke, cement, alumina, salt and other bulk chemicals;

▪
Kinder Morgan Canada–KMP—the transportation of crude oil and refined products from Alberta, Canada to marketing terminals and refineries in British Columbia, the state of Washington and the Rocky Mountains and Central regions of the United States; and

▪
NGPL PipeCo LLC— consists of our 20% interest in NGPL PipeCo LLC, the owner of Natural Gas Pipeline Company of America and certain affiliates, collectively referred to as Natural Gas Pipeline Company of America or NGPL, a major interstate natural gas pipeline and storage system, which we operate.

We evaluate performance principally based on each segment’s earnings before depreciation, depletion and amortization expenses (including amortization of excess cost of equity investments), which excludes general and administrative expenses, third-party debt costs and interest expense, unallocable interest income, and unallocable income tax expense. Our reportable segments are strategic business units that offer different products and services, and they are structured based on how our chief operating decision maker organizes their operations for optimal performance and resource allocation. Each segment is managed separately because each segment involves different products and marketing strategies.

Financial information by segment follows (in millions):

	Nine Months Ended September 30,
	2011	2010
Revenues
Products Pipelines–KMP
Revenues from external customers	$694.6	$661.5
Natural Gas Pipelines–KMP
Revenues from external customers	3,240.1	3,414.0
CO2–KMP
Revenues from external customers	1,076.0	972.2
Terminals–KMP
Revenues from external customers	979.4	945.3
Intersegment revenues	0.9	0.8
Kinder Morgan Canada–KMP
Revenues from external customers	230.3	197.9
Power(a)
Revenues from external customers	-	8.9
Other
NGPL PipeCo LLC fee revenue(b)	26.1	35.4
Other revenue	1.1	1.5
Total segment revenues	6,248.5	6,237.5
Less: Total intersegment revenues	(0.9)	(0.8)
Total consolidated revenues	$6,247.6	$6,236.7

	Nine Months Ended September 30,
	2011	2010

Segment earnings (loss) before depreciation, depletion, amortization and amortization of excess cost of equity investments(c)
Products Pipelines–KMP(d)	$303.5	$331.8
Natural Gas Pipelines–KMP(e)	483.7	592.3
CO2–KMP	836.5	763.9
Terminals–KMP	522.1	474.5
Kinder Morgan Canada–KMP	150.0	132.9
NGPL PipeCo LLC(f)	12.3	(405.0)
Power(a)	-	3.8
Total segment earnings before DD&A	2,308.1	1,894.2
Depreciation, depletion and amortization	(807.6)	(813.7)
Amortization of excess cost of equity investments	(4.9)	(4.3)
NGPL PipeCo LLC fee revenue(b)	26.1	35.4
Other revenue	1.1	1.5
General and administrative expense(g)	(399.2)	(528.7)
Unallocable interest and other, net(h)	(521.5)	(492.6)
Unallocable income tax benefit (expense)	(234.7)	41.6
Income from continuing operations	$367.4	$133.4

	September 30, 2011	December 31, 2010
Assets
Products Pipelines–KMP	$5,671.6	$5,650.9
Natural Gas Pipelines–KMP	11,856.9	10,960.0
CO2–KMP	4,203.8	4,057.2
Terminals–KMP	5,228.8	5,009.3
Kinder Morgan Canada–KMP	1,804.1	1,870.0
NGPL PipeCo LLC	259.7	265.6
Total segment assets	29,024.9	27,813.0
Corporate assets(i)	1,132.5	1,095.1
Total consolidated assets	$30,157.4	$28,908.1
____________
(a)	On October 22, 2010, Kinder Morgan sold its Power facility located in Michigan and as a result, Kinder Morgan no longer reports Power as a business segment.
(b)	Effective January 1, 2011, this became a reimbursement of general and administrative costs; see Notes 9 and 11.
(c)	Includes revenues, earnings from equity investments, allocable interest income, and other, net, less operating expenses, allocable income taxes, and other expense (income).
(d)
Nine month 2011 amount includes an increase in expense of  $234.3 million, primarily associated with adjustments to rate case reserves and rights-of-way lease payment obligations. Nine month 2010 amount includes a  $158.0 million increase in expense associated with rate case liability adjustments.

(e)	Nine month 2011 amount includes a $167.2 million loss from the remeasurement of KMP’s previously held 50% equity interest in KinderHawk Field Services LLC to fair value (see Note 2).
(f)	Nine month 2010 amount includes a $430.0 million non-cash investment impairment charge (see Note 2).
(g)
Nine month 2011 amount includes (i) a  $100 million (pre-tax) increase in special bonus expense. In May of 2011, Kinder Morgan paid the bonuses using the  $64 million (after-tax) in available earnings and profits reserved for this purpose and not paid in dividends to Kinder Morgan’s Class A shareholders (see Note 5); (ii) a reduction to expense for a  $45.8 million Going Private transaction litigation insurance reimbursement; and (iii)  $11.1 million increase of expense associated with Kinder Morgan’s initial public offering. 2010 amounts include a  $200.0 million increase in expense associated with the Going Private transaction litigation settlement; see Note 11.

(h)	Includes (i) interest expense and (ii) miscellaneous other income and expenses not allocated to reportable segments.
(i)
Includes cash and cash equivalents, margin and restricted deposits, unallocable interest receivable, prepaid assets and deferred charges, risk management assets related to the fair value of interest rate swaps and miscellaneous corporate assets (such as information technology and telecommunications equipment) not allocated to individual segments.

15.  Reportable Segments

We divide our operations into the following reportable business segments.  These segments and their principal source of revenues are as follows:

▪	Products Pipelines-KMP- the transportation and terminaling of refined petroleum products, including gasoline, diesel fuel, jet fuel and natural gas liquids;

▪	Natural Gas Pipelines-KMP-the sale, transport, processing, treating, storage and gathering of natural gas;

▪
CO2-KMP-the production and sale of crude oil from fields in the Permian Basin of West Texas and the transportation and marketing of carbon dioxide used as a flooding medium for recovering crude oil from mature oil fields;

▪	Terminals-KMP-the transloading and storing of refined petroleum products and dry and liquid bulk products, including coal, petroleum coke, cement, alumina, salt and other bulk chemicals;

▪
Kinder Morgan Canada-KMP-the transportation of crude oil and refined products from Alberta, Canada to marketing terminals and refineries in British Columbia, the state of Washington and the Rocky Mountains and Central regions of the United States;

▪
NGPL PipeCo LLC- consists of our 20% interest in NGPL PipeCo LLC, the owner of Natural Gas Pipeline Company of America and certain affiliates, collectively referred to as Natural Gas Pipeline Company of America or NGPL, a major interstate natural gas pipeline and storage system, which we operate; and

▪
Power- during the historical periods presented in this report, we had a business segment referred to as ‘‘Power,'' which consisted of our ownership of a natural gas-fired electric generation facilities. On October 22, 2010, we sold our facility located in Michigan, referred to as ‘‘Triton Power,'' for approximately  $15.0 million in cash (see Note 3).

On August 28, 2008, we sold our one-third interest in the net assets of the Express pipeline system (Express), as well as our full ownership of the net assets of the Jet Fuel pipeline system (Jet Fuel), to KMP. We accounted for this transaction as a transfer of net assets between entities under common control. Therefore, following the sale of Express and Jet Fuel to KMP, KMP recognized the assets and liabilities acquired at our carrying amounts (historical cost) at the date of transfer. The results of Express and Jet Fuel are reported in the Kinder Morgan Canada-KMP segment for all periods presented.

On February 15, 2008, we sold an 80% ownership interest in NGPL PipeCo LLC business segment to Myria (see Note 3). Effective February 15, 2008, we began to account for the results of operations of the NGPL PipeCo LLC segment as an equity investment.

We evaluate performance principally based on each segments' earnings before depreciation, depletion and amortization expenses (including amortization of excess cost of equity investments), which excludes general and administrative expenses, third-party debt costs and interest expense, unallocable interest income, and unallocable income tax expense.  Our reportable segments are strategic business units that offer different products and services, and they are based on the way our chief operating decision maker organizes the operations within our enterprise for assessing performance and allocating resources.  Each segment is managed separately because each segment involves different products and marketing strategies.

Because KMP's partnership agreement requires it to distribute 100% of its available cash to its partners on a quarterly basis (KMP's available cash consists primarily of all of its cash receipts, less cash disbursements and changes in reserves), we consider each period's earnings before all non-cash depreciation, depletion and amortization expenses to be an important measure of business segment performance for our segments that are also segments of KMP. We account for intersegment sales at market prices, while we account for asset transfers at either market value or, in some instances, book value.

During 2010, 2009 and 2008, we did not have revenues from any single customer that exceeded 10% of our consolidated revenues.

Financial information by segment follows (in millions):

	Year Ended December 31,
	2010	2009	2008
Revenues
Products Pipelines-KMP
Revenues from external customers	$883.0	$826.6	$815.9
Natural Gas Pipelines-KMP
Revenues from external customers	4,416.5	3,806.9	8,422.0
CO2-KMP
Revenues from external customers	1,298.4	1,131.3	1,269.2
Terminals-KMP
Revenues from external customers	1,264.0	1,108.1	1,172.7
Intersegment revenues	1.1	0.9	0.9
Kinder Morgan Canada-KMP
Revenues from external customers	268.5	226.1	198.9
NGPL PipeCo LLC(a)
Revenues from external customers	-	-	132.1
Intersegment revenues	-	-	0.9
Power(b)
Revenues from external customers	9.4	40.4	44.0
Other
NGPL PipeCo LLC fixed fee revenue	47.2	45.8	39.0
Other revenues	3.6	-	1.0
Intersegment revenues	-	-	(0.9)
Total segment revenues	8,191.7	7,186.1	12,095.7
Less: Total intersegment revenues	(1.1)	(0.9)	(0.9)
Total consolidated revenues	$8,190.6	$7,185.2	$12,094.8

	Year Ended December 31,
	2010	2009	2008
Operating expenses(c)
Products Pipelines-KMP(d)	$414.6	$269.5	$291.0
Natural Gas Pipelines-KMP	3,756.8	3,192.7	7,803.3
CO2-KMP	308.1	271.1	391.8
Terminals-KMP	629.2	536.8	631.8
Kinder Morgan Canada-KMP	91.6	72.5	68.0
NGPL PipeCo LLC(a)	-	-	43.5
Power(b)	5.3	23.6	24.8
Other	2.1	0.1	0.1
Total segment operating expenses	5,207.7	4,366.3	9,254.3
Less: Total intersegment operating expenses	(1.1)	(0.9)	(0.9)
Total consolidated operating expenses	$5,206.6	$4,365.4	$9,253.4

	Year Ended December 31,
	2010	2009	2008
Other expense (income)
Products Pipelines-KMP(e)	$11.8	$1.1	$1,269.5
Natural Gas Pipelines-KMP(e)	0.9	(6.6)	2,090.0
CO2-KMP	-	-	-
Terminals-KMP(e)	(3.3)	(25.0)	683.0
Kinder Morgan Canada-KMP	-	-	-
Other	(16.0)	(0.1)	0.1
Total consolidated other expense (income)	$(6.6)	$(30.6)	$4,042.6

	Year Ended December 31,
	2010	2009	2008
Depreciation, depletion and amortization
Products Pipelines-KMP	$127.0	$121.3	$116.9
Natural Gas Pipelines-KMP	150.3	120.5	99.9
CO2-KMP	542.9	620.6	498.1
Terminals-KMP	215.5	169.1	157.4
Kinder Morgan Canada-KMP	42.9	38.5	36.7
NGPL PipeCo LLC(a)	-	-	9.3
Other	0.2	0.2	0.1
Total consolidated depreciation, depletion and amortization	$1,078.8	$1,070.2	$918.4

	Year Ended December 31,
	2010	2009	2008
Earnings (loss) from equity investments
Products Pipelines-KMP	$22.8	$18.7	$15.7
Natural Gas Pipelines-KMP	169.1	141.8	113.4
CO2-KMP	22.5	22.3	20.7
Terminals-KMP	1.7	0.7	2.7
Kinder Morgan Canada-KMP	(3.3)	(4.1)	8.3
NGPL PipeCo LLC(a)(f)	(399.0)	42.5	40.3
Power	-	-	-
Other	-	-	-
Total consolidated equity earnings (loss)	$(186.2)	$221.9	$201.1

	Year Ended December 31,
	2010	2009	2008
Amortization of excess cost of equity investments
Products Pipelines-KMP	$3.4	$3.4	$3.3
Natural Gas Pipelines-KMP	0.4	0.4	0.4
CO2-KMP	2.0	2.0	2.0
Terminals-KMP	-	-	-
Kinder Morgan Canada-KMP	-	-	-
Total consolidated amortization of excess cost of equity investments	$5.8	$5.8	$5.7

	Year Ended December 31,
	2010	2009	2008
Interest income
Products Pipelines-KMP	$4.0	$4.1	$4.3
Natural Gas Pipelines-KMP	2.3	6.2	1.2
CO2-KMP	2.0	-	-
Terminals-KMP	-	-	-
Kinder Morgan Canada-KMP	13.2	12.0	3.9
Total segment interest income	21.5	22.3	9.4
Unallocated interest income	1.9	3.4	38.1
Total consolidated interest income	$23.4	$25.7	$47.5

	Year Ended December 31,
	2010	2009	2008
Other, net-income (expense)
Products Pipelines-KMP	$12.4	$8.3	$(2.3)
Natural Gas Pipelines-KMP	2.0	25.6	15.1
CO2-KMP	2.5	-	1.9
Terminals-KMP	4.7	3.7	1.7
Kinder Morgan Canada-KMP	2.6	11.9	(10.1)
Other	(0.1)	-	0.7
Total consolidated other, net-income (expense)	$24.1	$49.5	$7.0

	Year Ended December 31,
	2010	2009	2008
Income tax benefit (expense)
Products Pipelines-KMP	$1.1	$(3.1)	$4.9
Natural Gas Pipelines-KMP	(3.3)	(5.7)	(2.7)
CO2-KMP	0.9	(4.0)	(3.9)
Terminals-KMP	(5.3)	(5.2)	(19.7)
Kinder Morgan Canada-KMP	(7.8)	(18.9)	19.0
Total segment income tax expense	(14.4)	(36.9)	(2.4)
Unallocated income tax expense	(153.2)	(289.7)	(301.9)
Total consolidated income tax expense	$(167.6)	$(326.6)	$(304.3)

	Year Ended December 31,
	2010	2009	2008
Segment earnings (loss) before depreciation, depletion, amortization and amortization of excess cost of equity investments(g)
Products Pipelines-KMP	$496.9	$584.0	$(722.0)
Natural Gas Pipelines-KMP	828.9	788.7	(1,344.3)
CO2-KMP	1,018.2	878.5	896.1
Terminals-KMP	640.3	596.4	(156.5)
Kinder Morgan Canada-KMP	181.6	154.5	152.0
NGPL PipeCo LLC(a)(f)	(399.0)	42.5	129.8
Power	4.1	4.8	5.7
Segment earnings (loss) before depreciation, depletion, amortization and amortization of excess cost of equity investments	2,771.0	3,049.4	(1,039.2)
Total segment depreciation, depletion and amortization	(1,078.8)	(1,070.2)	(918.4)
Total segment amortization of excess cost of equity investments	(5.8)	(5.8)	(5.7)
NGPL PipeCo LLC fixed fee revenue	47.2	45.8	39.0
Other revenues	3.6	-	-
General and administrative expenses	(631.1)	(373.0)	(352.5)
Unallocable interest and other, net(h)	(652.6)	(583.7)	(623.6)
Unallocable income tax expense	(153.2)	(289.7)	(301.9)
Income (loss) from continuing operations	$300.3	$772.8	$(3,202.3)

	Year Ended December 31,
	2010	2009	2008
Capital expenditures(i)
Products Pipelines-KMP	$144.2	$199.8	$221.7
Natural Gas Pipelines-KMP	135.4	372.0	946.5
CO2-KMP	372.8	341.8	542.6
Terminals-KMP	326.3	378.2	454.1
Kinder Morgan Canada-KMP	22.2	32.0	368.1
NGPL PipeCo LLC(a)	-	-	10.3
Other	1.6	0.5	2.0
Total consolidated capital expenditures	$1,002.5	$1,324.3	$2,545.3

	2010	2009
Investments at December 31
Products Pipelines-KMP	$354.9	$346.9
Natural Gas Pipelines-KMP	3,563.3	2,542.8
CO2-KMP	9.9	11.2
Terminals-KMP	27.4	18.7
Kinder Morgan Canada-KMP	69.8	68.7
NGPL PipeCo LLC(a)	265.6	698.5
Total segment investments	4,290.9	3,686.8
Other	0.2	8.8
Total consolidated investments	$4,291.1	$3,695.6

	2010	2009
Assets at December 31
Products Pipelines-KMP	$5,650.9	$5,614.7
Natural Gas Pipelines-KMP	10,960.0	9,956.7
CO2-KMP	4,057.2	4,230.5
Terminals-KMP	5,009.3	4,537.3
Kinder Morgan Canada-KMP	1,870.0	1,797.7
NGPL PipeCo LLC(a)	265.6	698.5
Power (b)	-	67.6
Total segment assets	27,813.0	26,903.0
Other(j)	1,095.1	678.0
Total consolidated assets	$28,908.1	$27,581.0
____________

(a)
Effective February 15, 2008, we sold an 80% ownership interest in NGPL PipeCo LLC to Myria. As a result of the sale, beginning February 15, 2008, we account for our 20% ownership interest in NGPL PipeCo LLC as an equity method investment and 100% of NGPL PipeCo LLC revenues, earnings and assets prior to the sale, are included in the above tables.

(b)
Upon the adoption of Accounting Standards Update No. 2009-17, which amended the codification's “Consolidation” topic, on January 1, 2010, Triton Power operations are no longer be consolidated into our financial statements, but are treated as an equity investment, resulting in decreases to revenues, operating expenses and noncontrolling interests with no impact to segment earnings before DD&A (see Note 18). As noted preceding, Triton Power was sold for approximately  $15.0 million on October 22, 2010.

(c)	Includes natural gas purchases and other costs of sales, operations and maintenance expenses, fuel and power expenses and taxes, other than income taxes.
(d)	2010 amount includes a $172.0 million litigation reserve related to KMP's West Coast pipeline rate case (see Note 16).
(e)	2008 includes non-cash goodwill impairment charges (see Note 7).
(f)	2010 amount includes an impairment charge of $430.0 million to reduce the carrying value of our investment in NGPL PipeCo LLC (see Note 6).
(g)	Includes revenues, earnings from equity investments, allocable interest income, and other, net, less operating expenses, allocable income taxes, and other expense (income).
(h)	Includes (i) interest expense and (ii) miscellaneous other income and expenses not allocated to business segments.
(i)
Sustaining capital expenditures, including KMP's share of Rockies Express' sustaining capital expenditures, for each of the years ended December 31, 2010, 2009 and 2008, were  $180.8 million,  $172.7 million and  $183.9 million, respectively.

(j)
Includes cash and cash equivalents, margin and restricted deposits, unallocable interest receivable, prepaid assets and deferred charges, and risk management assets related to the fair value of interest rate swaps.

We do not attribute interest and debt expense to any of our reportable business segments.  For each of the years ended December 31, 2010, 2009 and 2008, we reported total consolidated interest expense of  $668.3 million,  $599.1 million and  $675.8 million, respectively.

Following is geographic information regarding the revenues and long-lived assets of our business segments (in millions):

	Year Ended December 31,
	2010	2009	2008
Revenues from external customers
United States	$7,814.6	$6,862.3	$11,804.2
Canada	356.5	301.9	269.3
Mexico and other(a)	19.5	21.0	21.3
Total consolidated revenues from external customers	$8,190.6	$7,185.2	$12,094.8

	2010	2009	2008
Long-lived assets at December 31(b)
United States	$19,926.5	$19,263.5	$17,511.1
Canada	1,928.7	1,834.3	1,568.7
Mexico and other(a)	95.9	98.8	97.7
Total consolidated long-lived assets	$21,951.1	$21,196.6	$19,177.5
__________

(a)	Includes operations in Mexico and the Netherlands.
(b)	Long-lived assets exclude (i) goodwill and (ii) other intangibles, net.

Litigation, Environmental and Other Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Litigation, Environmental and Other Contingencies [Abstract]
Litigation, Environmental and Other Contingencies
11.  Litigation, Environmental and Other Contingencies

Below is a brief description of our ongoing material legal proceedings, including any material developments that occurred in such proceedings during the nine months ended September 30, 2011. Additional information with respect to these proceedings can be found in Note 16 to our consolidated financial statements that were included in our audited December 31, 2010 consolidated financial statements and related notes. This note also contains a description of any material legal proceedings that were initiated against us during the nine months ended September 30, 2011, and a description of any material events occurring subsequent to September 30, 2011, but before the filing of this report.

In this note, we refer to KMP’s subsidiary SFPP, L.P. as SFPP; KMP’s subsidiary Calnev Pipe Line LLC as Calnev; Chevron Products Company as Chevron; BP West Coast Products, LLC as BP; ConocoPhillips Company as ConocoPhillips; Tesoro Refining and Marketing Company as Tesoro; Western Refining Company, L.P. as Western Refining; Navajo Refining Company, L.L.C. as Navajo; Holly Refining & Marketing Company LLC as Holly; ExxonMobil Oil Corporation as ExxonMobil; Valero Energy Corporation as Valero; Valero Marketing and Supply Company as Valero Marketing; Continental Airlines, Inc., Northwest Airlines, Inc., Southwest Airlines Co. and US Airways, Inc., collectively, as the Airlines; KMP’s subsidiary Kinder Morgan CO2 Company, L.P. (the successor to Shell CO2 Company, Ltd.) as Kinder Morgan CO2; the United States Court of Appeals for the District of Columbia Circuit as the D.C. Circuit; the Federal Energy Regulatory Commission as the FERC; the California Public Utilities Commission as the CPUC; the Union Pacific Railroad Company (the successor to Southern Pacific Transportation Company) as UPRR; the Texas Commission of Environmental Quality as the TCEQ; The Premcor Refining Group, Inc. as Premcor; Port Arthur Coker Company as PACC; the United States Department of Transportation Pipeline and Hazardous Materials Safety Administration as the PHMSA; the United States Environmental Protection Agency as the U.S. EPA; the New Jersey Department of Environmental Protection as the NJDEP; KMP’s subsidiary Kinder Morgan Bulk Terminals, Inc. as KMBT; KMP’s subsidiary Kinder Morgan Liquids Terminals LLC as KMLT; KMP’s subsidiary Kinder Morgan Interstate Gas Transmission LLC as KMIGT; Rockies Express Pipeline LLC as Rockies Express; and Plantation Pipe Line Company as Plantation. “OR” dockets designate complaint proceedings, and “IS” dockets designate protest proceedings.

Federal Energy Regulatory Commission Proceedings

The tariffs and rates charged by SFPP and Calnev are subject to a number of ongoing proceedings at the FERC, including the shippers’ complaints and protests regarding interstate rates on the pipeline systems listed below. In general, these complaints and protests allege the rates and tariffs charged by SFPP and Calnev are not just and reasonable. If the shippers are successful in proving their claims, they are entitled to seek reparations (which may reach up to two years prior to the filing of their complaints) or refunds of any excess rates paid, and SFPP may be required to reduce its rates going forward. These proceedings tend to be protracted, with decisions of the FERC often appealed to the federal courts.

The issues involved in these proceedings include, among others: (i) whether certain of KMP’s Pacific operations’ rates are “grandfathered” under the Energy Policy Act of 1992, and therefore deemed to be just and reasonable; (ii) whether “substantially changed circumstances” have occurred with respect to any grandfathered rates such that those rates could be challenged; (iii) whether indexed rate increases are justified and (iv) the appropriate level of return and income tax allowance KMP may include in its rates.

SFPP

Pursuant to FERC approved settlements, SFPP settled with eleven of twelve shipper litigants in May 2010 and with Chevron in March 2011 a wide range of rate challenges dating back to 1992 (Historical Cases Settlements).  Settlement payments were made to the eleven shippers in June 2010 and to Chevron in March 2011.

The Historical Cases Settlements and other legal reserves related to SFPP rate litigation resulted in a  $172.0 million charge to earnings in 2010. In June 2010, KMP made settlement payments of  $206.3 million to eleven of the litigant shippers. Due to this settlement payment and the reserve KMP took at that time for potential future settlements with Chevron (since resolved) and the CPUC cases described below, a portion of KMP’s partnership distributions for the second quarter of 2010 (which KMP paid in August 2010) was a distribution of cash from interim capital transactions (rather than a distribution of cash from operations) and our second quarter 2010 distribution from KMP was reduced by  $170.0 million. As a result, our second quarter 2010 pre-tax earnings were reduced by  $168.3 million.

As provided in KMP’s partnership agreement, we receive no incentive distribution on ICT Distributions; therefore, there was no practical impact to KMP’s limited partners from this ICT Distribution because (i) the expected cash distribution to the limited partners did not change; (ii) fewer dollars in the aggregate were distributed, because there was no incentive distribution paid to us related to the portion of the quarterly distribution that was an ICT Distribution; and (iii) we, in this instance, agreed to waive any resetting of the incentive distribution target levels, as would otherwise occur according to KMP’s partnership agreement. This ICT Distribution also allowed KMP to resolve the Chevron settlement and should allow it to resolve the CPUC rate cases (discussed below) without impacting its future distributions.

The following FERC dockets are currently pending:

▪
FERC Docket No. IS08-390 (West Line Rates) (Opinion 511)—Protestants: BP, ExxonMobil, ConocoPhillips, Valero Marketing, Chevron, the Airlines—Status: FERC order issued on February 17, 2011. While the order made certain findings that were adverse to SFPP, it ruled in favor of SFPP on many significant issues. Subsequently, SFPP made a compliance filing which estimates approximately  $16.0 million in refunds. However, SFPP also filed a rehearing request on certain adverse rulings in the FERC order. It is not possible to predict the outcome of the FERC review of the rehearing request or appellate review of this order;

▪
FERC Docket No. IS09-437 (East Line Rates)—Protestants: BP, ExxonMobil, ConocoPhillips, Valero Marketing, Chevron, Western Refining, Navajo, Holly, and Southwest Airlines—Status: Initial decision issued on February 10, 2011. A FERC administrative law judge generally made findings adverse to SFPP, found that East Line rates should have been lower, and recommended that SFPP pay refunds for alleged over-collections. SFPP has filed a brief with the FERC taking exception to these and other portions of the initial decision. The FERC will review the initial decision, and while the initial decision is inconsistent with a number of the issues ruled on in FERC’s Opinion 511, it is not possible to predict the outcome of FERC or appellate review;

▪
FERC Docket No. IS11-444 (2011 Index Rate Increases)—Protestants: BP, ExxonMobil, ConocoPhillips, Valero Marketing, Chevron, the Airlines, Tesoro, Western Refining, Navajo, and Holly—Status:  SFPP withdrew all index rate increases except those that pertain to the West Line.  As to the West Line, the index rate increases are currently accepted and suspended, subject to refund, and the case is before a FERC hearing judge;

▪
FERC Docket No. IS11-585 (Withdrawal of 2011 Index Rate Increases)—Protestants: BP, ConocoPhillips, Valero Marketing, Chevron, the Airlines, Tesoro, Western Refining, Navajo, and Holly—Status:  SFPP withdrew all index rate increases except those that pertain to the West Line.  The Protestants have challenged the index ceiling levels for lines other than the West Line.  The protests and SFPP’s answer are currently pending before the FERC;

▪
FERC Docket No. OR11-13 (SFPP Base Rates)—Complainant:  ConocoPhillips—Status:  SFPP to provide further data within 90 days of the issuance of a final order in Docket No. IS08-390.  ConocoPhillips permitted to amend its complaint based on additional data;

▪	FERC Docket No. OR11-14 (SFPP Indexed Rates)—Complainant: ConocoPhillips—Status: Complaint dismissed;

▪
FERC Docket No. OR11-15 (SFPP Base Rates)—Complainant:  Chevron—Status:  SFPP to provide further data within 90 days of the issuance of a final order in Docket No. IS08-390.  Chevron permitted to amend its complaint based on additional data;

▪	FERC Docket No. OR11-16 (SFPP Indexed Rates)—Complainant: Chevron—Status: Complaint dismissed;

▪
FERC Docket No. OR11-18 (SFPP Base Rates)—Complainant:  Tesoro—Status:  SFPP to provide further data within 90 days of the issuance of a final order in Docket No. IS08-390.  Tesoro permitted to amend its complaint based on additional data; and

▪	FERC Docket No. OR11-19 (SFPP Indexed Rates)—Complainant: Tesoro—Status: Complaint dismissed.

▪	FERC Docket No. OR11-20 (SFPP North Line Base Rates)—Complainant: Tesoro—Status: Complaint was filed August 2, 2011. SFPP answered on September 1, 2011. Matter is currently pending before the FERC.

▪	FERC Docket No. OR12-1 (SFPP Index Ceiling Levels)—Complainant: Chevron—Status: Complaint was filed October 5, 2011. SFPP answered on October 26, 2011. Matter is currently pending before the FERC.

▪	FERC Docket No. OR12-2 (SFPP Index Ceiling Levels)—Complainant: Tesoro—Status: Complaint was filed October 5, 2011. SFPP answered on October 26, 2011. Matter is currently pending before the FERC.

▪
FERC Docket No. OR12-3 (SFPP Index Ceiling Levels)—Complainant:  ConocoPhillips—Status:  Complaint was filed October 5, 2011.  SFPP answered on October 26, 2011.  Matter is currently pending before the FERC.

With respect to the SFPP proceedings above and the Calnev proceedings discussed below, KMP estimates that the shippers are seeking approximately  $50.0 million in annual rate reductions and  $140.0 million in refunds. However, applying the principles of Opinion 511, a full FERC decision on the West Line Rates, to these cases would result in substantially lower rate reductions and refunds.  In the first nine months of 2011, KMP recorded a  $161.3 million expense and increased its litigation reserve related to these cases and the litigation discussed below involving SFPP and the CPUC. We do not expect refunds in these cases to have an impact on KMP’s distributions to its limited partners or our dividends to our shareholders.

Calnev

On March 17, 2011, the FERC issued an order consolidating the following proceedings and setting them for hearing. The FERC further held the hearing proceedings in abeyance to allow for settlement judge proceedings:

▪
FERC Docket Nos. OR07-7, OR07-18, OR07-19, OR07-22, OR09-15 and OR09-20 (consolidated) (Calnev Rates)—Complainants: Tesoro, Airlines, BP, Chevron, ConocoPhillips and Valero Marketing—Status:  Before a FERC settlement judge.

Trailblazer Pipeline Company LLC

On July 7, 2010, KMP’s subsidiary Trailblazer Pipeline Company LLC refunded a total of approximately  $0.7 million to natural gas shippers covering the period January 1, 2010 through May 31, 2010 as part of a settlement reached with shippers to eliminate the December 1, 2009 rate filing obligation contained in its Docket No. RP03-162 rate case settlement. As part of the agreement with shippers, Trailblazer commenced billing reduced tariff rates as of June 1, 2010 with an additional reduction in tariff rates that took effect January 1, 2011.

Kinder Morgan Interstate Gas Transmission LLC Section 5 Proceeding

On November 18, 2010, KMP’s subsidiary KMIGT was notified by the FERC of a proceeding against it pursuant to Section 5 of the Natural Gas Act. The proceeding set for hearing a determination of whether KMIGT’s current rates, which were approved by the FERC in KMIGT’s last transportation rate case settlement, remain just and reasonable. The FERC made no findings in its order as to what would constitute just and reasonable rates or a reasonable return for KMIGT. A proceeding under Section 5 of the Natural Gas Act is prospective in nature and any potential change in rates charged customers by KMIGT can only occur after the FERC has issued a final order. Prior to that, an administrative law judge presides over an evidentiary hearing and makes an initial decision (which the FERC has directed to be issued within 47 weeks).

On March 23, 2011, the Chief Judge suspended the procedural schedule in this proceeding because all parties reached a settlement in principle that will resolve all issues set for hearing.  On May 5, 2011, KMIGT filed a formal settlement document, referred to in this Note as the Settlement and which is supported or not opposed by all parties of record, and on September 22, 2011, the FERC approved the Settlement.

The Settlement resolves all issues in the proceeding and provides shippers on KMIGT’s system with prospective reductions in the fuel and gas and lost and unaccounted for rates, referred to as the Fuel Retention Factors, effective June 1, 2011. The Settlement results in a 27% reduction in the Fuel Retention Factors billed to shippers effective June 1, 2011, as compared to the Fuel Retention Factors approved and in effect on March 1, 2011. The Settlement also provides for a second stepped reduction, resulting in a total 30% reduction in the Fuel Retention Factors billed to shippers and effective January 1, 2012, for certain segments of the former Pony Express pipeline system. Except for these reductions to the Fuel Retention Factors, other transportation and storage rates will not be altered by the Settlement.

California Public Utilities Commission Proceedings

KMP has previously reported ratemaking and complaint proceedings against SFPP pending with the CPUC. The ratemaking and complaint cases generally involve challenges to rates charged by SFPP for intrastate transportation of refined petroleum products through its pipeline system in the state of California and request prospective rate adjustments and refunds with respect to tariffed and previously untariffed charges for certain pipeline transportation and related services. These matters have been consolidated and assigned to two administrative law judges.

On April 6, 2010, a CPUC administrative law judge issued a proposed decision in several intrastate rate cases involving SFPP and a number of its shippers. The proposed decision includes determinations on issues, such as SFPP’s entitlement to an income tax allowance and allocation of environmental expenses, which KMP believes are contrary both to CPUC policy and precedent and to established federal regulatory policies for pipelines. Moreover, the proposed decision orders refunds relating to these issues where the underlying rates were previously deemed reasonable by the CPUC, which KMP believes to be contrary to California law. SFPP filed comments on May 3, 2010 outlining what it believes to be the errors in law and fact within the proposed decision, and on May 5, 2010, SFPP made oral arguments before the full CPUC. On November 12, 2010, an alternate proposed decision was issued.

On May 26, 2011, the CPUC issued an order adopting the proposed decision, which would eliminate from SFPP’s transportation rates an allowance for income taxes on income generated by SFPP. The order also calls for partial refund of rates charged to shippers that were previously deemed reasonable by the CPUC. The order would only affect rates for SFPP’s intrastate pipeline service within the state of California and would have no effect on SFPP’s interstate rates, which do include such an allowance under orders of the FERC and opinions of the U.S. Court of Appeals for the District of Columbia. On this same date, KMP announced that it will seek rehearing and pursue other legal options to overturn the CPUC’s order.

On June 22, 2011, a CPUC administrative law judge (“ALJ”) issued a proposed decision substantially reducing SFPP’s authorized cost of service, requiring SFPP’s prospective rates to be reduced to reflect the authorized cost of service, and ordering SFPP to pay refunds from May 24, 2007 to the present of revenues collected in excess of the authorized cost of service.  SFPP filed comments on the proposed decision on June 22, 2011, outlining what it believes to be errors in law and fact in the proposed decision, including the requirement that refunds be made from May 24, 2007.  By subsequent ruling of the ALJ, the referenced proposed decision has been withdrawn.  The ALJ ruling indicated that a revised proposed decision would be issued at an unspecified date, subject to comments from the parties and a request for oral argument before the full CPUC.

Based on KMP’s review of these CPUC proceedings and the shipper comments thereon, it estimates that the shippers are requesting approximately  $360.0 million in reparation payments and approximately  $30.0 million in annual rate reductions.  The actual amount of reparations will be determined through further proceedings at the CPUC and KMP believes that the appropriate application of the May 26, 2011 CPUC order and the June 22, 2011 administrative law decision will result in a considerably lower amount.  In addition, further procedural steps, including motions for rehearing and writ of review to California’s Court of Appeals, will be taken with respect to these decisions.  We do not expect any reparations that KMP would pay in these matters to have an impact on KMP’s distributions to its limited partners or our dividends to our shareholders.

In September 2011, with respect to certain cases, KMP made refund payments of  $18.4 million to various intrastate shippers pursuant to orders received from the CPUC.

Carbon Dioxide Litigation

Colorado Severance Tax Assessment

On September 16, 2009, the Colorado Department of Revenue issued three Notices of Deficiency to Kinder Morgan CO2. The Notices of Deficiency assessed additional state severance tax against Kinder Morgan CO2 with respect to carbon dioxide produced from the McElmo Dome unit for tax years 2005, 2006, and 2007. The total amount of tax assessed was  $5.7 million, plus interest of  $1.0 million, plus penalties of  $1.7 million. Kinder Morgan CO2 protested the Notices of Deficiency and paid the tax and interest under protest. Kinder Morgan CO2 is now awaiting the Colorado Department of Revenue’s response to the protest.

Montezuma County, Colorado Property Tax Assessment

In November of 2009, the County Treasurer of Montezuma County, Colorado, issued to Kinder Morgan CO2, as operator of the McElmo Dome unit, retroactive tax bills for tax year 2008, in the amount of  $2 million. Of this amount, 37.2% is attributable to Kinder Morgan CO2’s interest. The retroactive tax bills were based on the assertion that a portion of the actual value of the carbon dioxide produced from the McElmo Dome unit was omitted from the 2008 tax roll due to an alleged over statement of transportation and other expenses used to calculate the net taxable value. Kinder Morgan CO2 paid the retroactive tax bills under protest and filed petitions for a refund of the taxes paid under protest.  A hearing on its petition is scheduled for December 19, 2011 before the Montezuma County Board of County Commissioners.  Kinder Morgan CO2 will vigorously contest the retroactive tax bills.

Other

In addition to the matters listed above, audits and administrative inquiries concerning Kinder Morgan CO2’s payments on carbon dioxide produced from the McElmo Dome and Bravo Dome units are currently ongoing. These audits and inquiries involve federal agencies, the states of Colorado and New Mexico, and county taxing authorities in the state of Colorado.

Commercial Litigation Matters

Union Pacific Railroad Company Easements

SFPP and UPRR are engaged in a proceeding to determine the extent, if any, to which the rent payable by SFPP for the use of pipeline easements on rights-of-way held by UPRR should be adjusted pursuant to existing contractual arrangements for the ten year period beginning January 1, 2004 (Union Pacific Railroad Company v. Santa Fe Pacific Pipelines, Inc., SFPP, L.P., Kinder Morgan Operating L.P. “D”, Kinder Morgan G.P., Inc., et al., Superior Court of the State of California for the County of Los Angeles, filed July 28, 2004). In February 2007, a trial began to determine the amount payable for easements on UPRR rights-of-way. The trial has concluded. In September 2011, the judge determined that the annual rent payable as of January 1, 2004 is  $14.8 million, subject to annual consumer price index increases.  SFPP intends to appeal the judge’s determination, but if that determination is upheld, SFPP would owe approximately  $73.9 million in back rent. Accordingly, in September 2011, we recorded a  $73.9 million expense and increased our rights-of-way liability related to this legal matter.

SFPP and UPRR are also engaged in multiple disputes over the circumstances under which SFPP must pay for a relocation of its pipeline within the UPRR right-of-way and the safety standards that govern relocations. In July 2006, a trial before a judge regarding the circumstances under which SFPP must pay for relocations concluded, and the judge determined that SFPP must pay for any relocations resulting from any legitimate business purpose of the UPRR. SFPP appealed this decision, and in December 2008, the appellate court affirmed the decision. In addition, UPRR contends that SFPP must comply with the more expensive American Railway Engineering and Maintenance-of-Way standards in determining when relocations are necessary and in completing relocations. Each party is seeking declaratory relief with respect to its positions regarding the application of these standards with respect to relocations. A trial with respect to these matters commenced in October 2011. A decision is expected in the fourth quarter of 2011.

Since SFPP does not know UPRR’s plans for projects or other activities that would cause pipeline relocations, it is difficult to quantify the effects of the outcome of these cases on SFPP. Even if SFPP is successful in advancing its positions, significant relocations for which SFPP must nonetheless bear the expense (i.e., for railroad purposes, with the standards in the federal Pipeline Safety Act applying) would have an adverse effect on our financial position, our results of operations, and our cash flows. These effects would be even greater in the event SFPP is unsuccessful in one or more of these litigations.

Severstal Sparrows Point Crane Collapse

On June 4, 2008, a bridge crane owned by Severstal Sparrows Point, LLC and located in Sparrows Point, Maryland collapsed while being operated by KMBT. According to KMP’s investigation, the collapse was caused by unexpected, sudden and extreme winds. On June 24, 2009, Severstal filed suit against KMBT in the United States District Court for the District of Maryland, cause no. WMN 09CV1668. Severstal alleges that KMBT was contractually obligated to replace the collapsed crane and that its employees were negligent in failing to properly secure the crane prior to the collapse. Severstal seeks unspecified damages for value of the crane and lost profits. KMBT denies each of Severstal’s allegations.

The Premcor Refining Group, Inc. v. Kinder Morgan Energy Partners, L.P. and Kinder Morgan Petcoke, L.P.; Arbitration in Houston, Texas

On August 12, 2010, Premcor filed a demand for arbitration against KMP and its subsidiary Kinder Morgan Petcoke, L.P., collectively referred to as Kinder Morgan, asserting claims for breach of contract.  Kinder Morgan performs certain petroleum coke handling operations at the Port Arthur, Texas refinery that is the subject of the claim.  The arbitration is being administered by the American Arbitration Association in Dallas, Texas.  Premcor alleges that Kinder Morgan breached its contract with Premcor by failing to properly manage the water level in the pit of a coker unit at a refinery owned by Premcor, failing to name Premcor as an additional insured, and failing to indemnify Premcor for claims brought against Premcor by PACC.  PACC is a wholly owned subsidiary of Premcor.  PACC brought its claims against Premcor in a previous separate arbitration seeking to recover damages allegedly suffered by PACC when a pit wall of a coker unit collapsed at its refinery.  PACC obtained an arbitration award against Premcor in the amount of  $50.3 million, plus post-judgment interest.  Premcor is seeking to hold Kinder Morgan liable for the award.  Premcor is also seeking to recover an additional  $11.4 million of alleged losses and damages in excess of the amount it owes to PACC.  Premcor’s claim against Kinder Morgan is based in part upon Premcor’s allegation that Kinder Morgan is responsible to the extent of Kinder Morgan’s alleged proportionate fault in causing the pit wall collapse.  The final arbitration hearing concluded on October 3, 2011.  On October 21, 2011, we received the arbitrator’s findings of fact and rulings of law, which determined that Kinder Morgan has no liability for damages with respect to the claims asserted by PACC in the prior arbitration or by Premcor in the present arbitration.

City of Reno, State of Nevada, et al. its Attorney General’s office v. SFPP, LP, Kinder Morgan Operating L.P. “D” and Kinder Morgan G.P. (Case No. CV09-02277 District Court of Washoe County, Nevada).

The City of Reno asserts claims against the Kinder Morgan defendants for breach of contract, fraud, and violations of the Nevada False Claims Act arising out of a construction project in Reno, Nevada in 2003.  The Kinder Morgan defendants were a general contractor for a pipeline relocation project and billed the City of Reno for the costs associated with the pipeline relocation.  The City of Reno paid those costs but later claimed that the Kinder Morgan defendants overcharged the City for the project.  The City seeks damages of approximately  $4 million for the alleged overcharge plus treble damages under the Nevada False Claims Act.  The Kinder Morgan defendants deny these allegations.  The case will be set for trial in 2012.

South Central Cement, Ltd. v. River Consulting, LLC and CCC Group, Inc., Cause No. 2009-50242 in the District Court of the 61st Judicial District, Harris County, Texas.

South Central Cement, Ltd. (SCC) filed suit against CCC Group, Inc. (CCC) and KMP affiliate, River Consulting, LLC (RCI) alleging claims for negligence and breach of contract in connection with the design and construction of two warehouses and interior retaining walls to store bulk cement, referred to in this Note as the Facilities.  SCC alleges that the retaining walls collapsed due to faulty design by RCI and/or construction by CCC.  SCC has alleged that its damages, including repair or replacement costs and lost profits, exceed  $7.5 million.   RCI filed a motion for partial summary judgment to enforce contractual waivers limitations on damages.   By order dated October 29, 2010, the trial court ordered that (i) defendant RCI’s potential aggregate liability, if any, to plaintiff for damages in this matter is limited to a maximum of  $50,000 in tort pursuant to the terms of the agreement between the parties and (ii) plaintiff has by agreement waived all claims in both tort and contract related to lost profits, reduced handling capacity, or other consequential damages.  Despite the issuance of the partial summary judgment order in favor of RCI, SCC has persisted in its claim against both RCI and CCC and has continued to assert a purported claim for “direct damages” in excess of  $7.0 million, which SCC has alleged is the cost to repair, rebuild or replace the Facilities.  Defendants estimate that the replacement cost of the Facilities is approximately  $1 million.  The matter is set for trial for the term of court beginning February 27, 2012.

General Litigation Matters

Rick Lewis v. Kinder Morgan Energy Partners, L.P., et al (Case No. A566869 District Court Clark County, Nevada).

The plaintiff’s estate asserts claims for wrongful death arising out of the deceased’s alleged exposure to gasoline at KMP’s Las Vegas Terminal from 2002 to 2008.  During this time period, the deceased was employed as a tanker truck driver at Williams Trucking and he loaded gasoline at the KMP Terminal.  Plaintiff alleges that KMP failed to provide a safe premise by exposing the deceased to gasoline while he completed his loading operations and that KMP distributed a defective product (gasoline).  The plaintiff’s estate and survivors seek damages for his medical bills, loss of future income, pain and suffering and past and future loss of companionship. The trial of this case concluded on October 10, 2011.  The jury returned a verdict against KMP for  $7.5 million.  Further procedural steps, including a motion for new trial and an appeal to the Nevada Supreme Court, will be taken if warranted.

Mine Safety Matters

In the third quarter of 2011, KMP’s bulk terminals operations that handle coal received five citations under the Mine Safety and Health Act of 1977 which were deemed to be significant and substantial violations of mandatory health and safety standards under section 104 of the act (none of which was under section 104(d) or section 104(b) of the act). The aggregate of proposed assessments outstanding in respect of all citations received under the act in 2011, as of September 30, was  $3,888. KMP works to promptly abate violations described in the citations. We do not believe any of such citations or the matters giving rise to such citations will have a material adverse impact on our business, financial position, results of operations or cash flows.

Employee Matters

James Lugliani vs. Kinder Morgan G.P., Inc. et al. in the Superior Court of California, Orange County

James Lugliani, a former Kinder Morgan employee, filed suit in January 2010 against various Kinder Morgan affiliates. On behalf of himself and other similarly situated current and former employees, Mr. Lugliani claims that the Kinder Morgan defendants have violated the wage and hour provisions of the California Labor Code and Business & Professions Code by failing to provide meal and rest periods; failing to pay meal and rest period premiums; failing to pay all overtime wages due; failing to timely pay wages; failing to pay wages for vacation, holidays and other paid time off; and failing to keep proper payroll records. On September 13, 2011, the court granted preliminary approval to a proposed settlement of  $2.2 million for a proposed settlement class of approximately 400 current and former employees.  A final hearing on the proposed class action settlement will be held in the first quarter of 2012.

Pipeline Integrity and Releases

From time to time, despite our best efforts, our pipelines experience leaks and ruptures. These leaks and ruptures may cause explosions, fire, and damage to the environment, damage to property and/or personal injury or death. In connection with these incidents, we may be sued for damages caused by an alleged failure to properly mark the locations of our pipelines and/or to properly maintain our pipelines. Depending upon the facts and circumstances of a particular incident, state and federal regulatory authorities may seek civil and/or criminal fines and penalties.

Barstow, California

The United States Department of the Navy has alleged that historic releases of methyl tertiary-butyl ether, or MTBE, from Calnev’s Barstow terminal (i) have migrated underneath the Navy’s Marine Corps Logistics Base in Barstow; (ii) have impacted the Navy’s existing groundwater treatment system for unrelated groundwater contamination not alleged to have been caused by Calnev; and (iii) could affect the Barstow, California Marine Corps Logistic Base’s water supply system.  Calnev and the Navy entered into an Administrative Settlement Agreement effective October 4, 2011 pursuant to which Calnev reimbursed the Navy   $0.5 million in past response costs under the federal Comprehensive Environmental Response, Compensation and Liability Act (referred to as CERCLA).

Westridge Release, Burnaby, British Columbia

On July 24, 2007, a third-party contractor installing a sewer line for the City of Burnaby struck a crude oil pipeline segment included within KMP’s Trans Mountain pipeline system near its Westridge terminal in Burnaby, British Columbia, resulting in a release of approximately 1,400 barrels of crude oil. The release impacted the surrounding neighborhood, several homes and nearby Burrard Inlet. No injuries were reported. To address the release, KMP initiated a comprehensive emergency response in collaboration with, among others, the City of Burnaby, the British Columbia Ministry of Environment, the National Energy Board (Canada), and the National Transportation Safety Board (Canada). Cleanup and environmental remediation is complete, and KMP has received a British Columbia Ministry of Environment Certificate of Compliance confirming complete remediation.

Kinder Morgan Canada, Inc. commenced a lawsuit against the parties it believes were responsible for the third party strike, and a number of other parties have commenced related actions. All of the outstanding litigation was settled without assignment of fault on April 8, 2011. Kinder Morgan Canada has recovered the majority of its expended costs in responding to the third party strike.

On July 22, 2009, the British Columbia Ministry of Environment issued regulatory charges against the third-party contractor, the engineering consultant to the sewer line project, Kinder Morgan Canada Inc., and KMP subsidiary Trans Mountain L.P. The British Columbia Ministry of Environment claims that the parties charged caused the release of crude oil, and in doing so were in violation of various sections of the Environmental, Fisheries and Migratory Bird Act. On October 3, 2011, KMP’s subsidiary, Trans Mountain L.P., and each of the City of Burnaby’s contractor and engineering consultants agreed to enter a plea of guilty to one count of The Environmental Management Act. Each party agreed to pay a  $1,000 fine and will contribute  $149,000 into a B.C. environmental trust fund to be used for projects that benefit the environment and wildlife.  In addition, Trans Mountain agreed to donate  $100,000 to BC Common Ground Alliance to further develop and deliver education to contractors for working safely around pipelines.  The Court has taken the matter under advisement and is expected to rule on November 10, 2011.

Rockies Express Pipeline LLC Indiana Construction Incident

In April 2009, Randy Gardner, an employee of Sheehan Pipeline Construction Company (a third-party contractor to Rockies Express and referred to in this note as Sheehan Construction) was fatally injured during construction activities being conducted under the supervision and control of Sheehan Construction. The cause of the incident was investigated by Indiana OSHA, which issued a citation to Sheehan Construction. Rockies Express was not cited in connection with the incident.

In August 2010, the estate of Mr. Gardner filed a wrongful death action against Rockies Express and several other parties in the Superior Court of Marion County, Indiana, at case number 49D111008CT036870. The plaintiff alleges that the defendants were negligent in allegedly failing to provide a safe worksite, and seeks unspecified compensatory damages. Rockies Express denies that it was in any way negligent or otherwise responsible for this incident, and intends to assert contractual claims for complete indemnification for any and all costs arising from this incident, including any costs related to this lawsuit, against third parties and their insurers.

Perth Amboy, New Jersey Tank Release

In May 2011, the PHMSA issued a Notice of Probable Violation, Proposed Civil Penalty and Proposed Compliance Order, or NOPV, to KMLT.  The notice alleges violations of PHMSA’s regulations related to an October 28, 2009 tank release from KMP’s Perth Amboy, New Jersey liquids terminal.  No product left the company’s property, and additionally, there were no injuries, no impact to the adjacent community or public, and no fire as a result of the release.  The notice proposes a penalty in the amount of  $425,000.  KMLT is cooperating fully with the PHMSA on the response and remediation of this issue.

Central Florida Pipeline Release, Tampa, Florida

On July 22, 2011, KMP’s subsidiary Central Florida Pipeline LLC reported a refined petroleum products release on a section of its 10-inch diameter pipeline near Tampa, Florida. The pipeline carries jet fuel and diesel to Orlando and was carrying jet fuel at the time of the incident. There was no fire and no injuries associated with the incident. KMP immediately began clean up operations in coordination with federal, state and local agencies.  The cause of the incident is under investigation.

Herscher Illinois Compressor Station Incident

On August 16, 2011, at NGPL’s Compressor Station 201 in Herscher, Illinois, a crew was performing work inside a compressor building when a flash fire and explosion occurred.  Three workers were injured.  NGPL is working with the Department of Transportation Pipeline and Hazardous Materials Safety Administration to investigate the cause of the incident.

NGPL 2011 Budget Arbitration

Pursuant to a notice of dispute dated December 15, 2010, on April 4, 2011, Natural Gas Pipeline Company of America LLC (NGPL) acting by and through its Myria Holdings, Inc. controlled Board of Directors, filed a notice initiating arbitration against Kinder Morgan Kansas, Inc. pursuant to the terms of the February 2008 Operations and Reimbursement Agreement (O&R Agreement). NGPL alleges that Kinder Morgan Kansas, Inc., as Operator of NGPL, has breached the O&R Agreement relating to Kinder Morgan Kansas, Inc.’s proposed allocation of certain general and administrative expenses (G&A Costs) and other budget line items as determined by Kinder Morgan Kansas, Inc. and set forth in the Proposed 2011 Budget submitted in November 2010. The NGPL Board rejected the Proposed 2011 Budget, suggested that G&A Costs budgeted to NGPL should be considerably lower, and also questioned certain other costs set forth in the Proposed 2011 Budget. Kinder Morgan Kansas, Inc. asserts that it determined the amount of G&A Costs and direct costs budgeted to NGPL for 2011 as required by and in accordance with the terms of the O&R Agreement.  The arbitration proceeding was conducted on July 14-17, 2011, and a written decision was issued on August 18, 2011. The Arbitrator ruled that: KMI had properly allocated G&A Costs in accordance with the Operating Agreement; KMI should furnish NGPL with information necessary to verify certain costs included in budgeted line items and G&A Costs; and each party would bear its own fees and expenses incurred in the arbitration, effectively denying KMI’s claim for indemnification of such fees and expenses.  On September 16, 2011, KMI filed an Application to Confirm the Arbitration Award in the District Court of Harris County, Texas, which is currently pending.  We do not anticipate that the resolution of this matter will have a material adverse impact on our business, financial position, results of operations or cash flows.

Litigation Regarding KMI’s Proposed Acquisition of El Paso Corporation

On October 16, 2011, we and El Paso Corporation (NYSE: EP) announced a definitive agreement whereby KMI will acquire all of the outstanding shares of EP.  Prior to closing, the transaction will require approval of both KMI and EP shareholders. The transaction is expected to close in the second quarter of 2012 and is subject to customary regulatory approvals. Beginning on October 17, 2011, the day after the agreement was announced, and in the days following, several putative Class Action lawsuits were filed in Harris County (Houston), Texas and in the Court of Chancery of the State of Delaware against the Board of Directors of EP alleging that the director-defendants breached their fiduciary duties to EP shareholders in connection with their negotiation of and entry into the merger agreement. The lawsuits also assert that EP and KMI “aided and abetted” the alleged breaches by the EP directors. The actions seek, among other things, to enjoin the proposed merger, disgorgement of any improper profits received by the defendants, and attorneys’ fees. Defendants believe that the lawsuits are meritless and intend to defend them vigorously.

General

Although no assurance can be given, we believe that we have meritorious defenses to the actions set forth in this note and, to the extent an assessment of the matter is reasonably possible, if it is probable that a liability has been incurred and the amount of loss can be reasonably estimated, we believe that we have established an adequate reserve to cover potential liability.

Additionally, although it is not possible to predict the ultimate outcomes, we also believe, based on our experiences to date and the reserves we have established, that the ultimate resolution of these matters will not have a material adverse impact on our business, financial position, results of operations or distributions to limited partners. As of September 30, 2011 and December 31, 2010, we have recorded a total reserve for legal fees, transportation rate cases and other litigation liabilities in the amount of  $325.2 million and  $169.8 million, respectively. The reserve is primarily related to various claims from regulatory proceedings arising from KMP’s West Coast products pipeline transportation rates, and the contingent amount is based on both the circumstances of probability and reasonability of dollar estimates. The overall change in the reserve from December 31, 2010 includes both payments of  $81.4 million (for interstate and California intrastate transportation rate settlements on KMP’s Pacific operations’ pipelines) in the first nine months of 2011 that reduced the liability, and a  $241.9 million increase in expense in the first nine months of 2011, which increased the liability. We regularly assess the likelihood of adverse outcomes resulting from these claims in order to determine the adequacy of our liability provision.

Environmental Matters

New Jersey Department of Environmental Protection v. Occidental Chemical Corporation, et al. (Defendants), Maxus Energy Corp. and Tierra Solutions, Inc. (Third Party Plaintiffs) v. 3M Company et al., Superior Court of New Jersey, Law Division – Essex County, Docket No. L-9868-05.

The NJDEP sued Occidental Chemical and others under the New Jersey Spill Act for contamination in the Newark Bay Complex including numerous waterways and rivers. Occidental et al. then brought in approximately 300 third party defendants for contribution. NJDEP claimed damages related to forty years of discharges of TCDD (form of dioxin), DDT and “other hazardous substances.” GATX Terminals Corporation (n/k/a/ KMLT) was brought in as a third party defendant because of the noted hazardous substances language and because the Carteret, New Jersey facility (former GATX Terminals facility) is located on the Arthur Kill River, one of the waterways included in the litigation. This case was filed against third party defendants in 2009. The Judge issued his trial plan for this case during the first quarter of 2011. According to the trial plan, he allowed the State to file summary judgment motions against Occidental, Maxus and Tierra on liability issues immediately. Numerous third party defendants filed motions to dismiss, which were denied, and now have filed interlocutory appeals from those motions. KMLT is part of the third party defendant Joint Defense Group. KMP has filed an Answer and initial disclosures. The Judge put off trial of Maxus/Tierra’s claims against the third party defendants until April 2013 with damages to be tried in September 2013.

Portland Harbor Superfund Site, Willamette River, Portland, Oregon.

In December 2000, the U.S. EPA sent out General Notice letters to potentially responsible parties (PRPs) including GATX Terminals Corporation (n/k/a KMLT). At that time, GATX owned two liquids terminals along the lower reach of the Willamette River, an industrialized area known as Portland Harbor. Portland Harbor is listed on the National Priorities List and is designated as a Superfund Site under CERCLA. The major PRPs formed what is known as the Lower Willamette Group (LWG), of which KMLT is a non-voting member and pays a minimal fee to be part of the group. The LWG agreed to conduct the Remedial Investigation and Feasibility Study leading to the proposed remedy for cleanup of the Portland Harbor site. Once the U.S. EPA determines the cleanup remedy from the remedial investigations and feasibility studies conducted during the last decade at the site, it will issue a Record of Decision. Currently, KMLT and 90 other parties are involved in an allocation process to determine each party’s respective share of the cleanup costs. This is a non-judicial allocation process. KMP is participating in the allocation process on behalf of both KMLT and KMBT. Each entity has two facilities located in Portland Harbor. KMP expects the allocation to conclude in 2013 or 2014, depending upon when the Record of Decision is issued by the U.S. EPA.

Roosevelt Irrigation District v. Kinder Morgan G.P., Kinder Morgan Energy Partners, L.P. , U.S. District Court, Arizona.

This is a CERCLA case brought against a number of defendants by a water purveyor whose wells have allegedly been contaminated due to the presence of number of contaminants. The Roosevelt Irrigation District is seeking up to  $175 million from approximately 70 defendants. The plume of contaminates has traveled under KMP’s Phoenix Terminal. The plaintiffs have advanced a novel theory that the releases of petroleum from the Phoenix Terminal (which are exempt under the petroleum exclusion under CERCLA) have facilitated the natural degradation of certain hazardous substances and thereby have resulted in a release of hazardous substances regulated under CERCLA. KMP is part of a joint defense group consisting of other terminal operators at the Phoenix Terminal including Chevron, BP, Salt River Project, Shell and a number of others, collectively referred to as the terminal defendants. Together KMP filed a motion to dismiss all claims based on the petroleum exclusion under CERCLA. This case was recently assigned to a new judge, who has deemed all previous motions withdrawn and will grant leave to re-file such motions at a later date. KMP plans to re-file the motion to dismiss as well as numerous summary judgment motions.

Y & S Enterprises v. Kinder Morgan Energy Partners, L.P., California Superior Court, Los Angeles, California.

The plaintiffs own property adjacent to the former KMLT Gaffey Street Terminal. Plaintiffs allege that contamination from the Terminal migrated onto their property. The Gaffey Street site has been remediated and sold to developers for construction of single family residences. Currently, the plaintiffs and KMLT have contracted with a third party consultant to conduct soil and groundwater investigations on the plaintiffs’ property. We expect the majority of contamination at the Y & S property is due to their own contamination. Plaintiffs have not stated an alleged damages amount in their complaint or in discovery.

Casper and Douglas, EPA Notice of Violation

In March 2011, the EPA conducted inspections of several environmental programs at the Douglas and Casper Gas Plants in Wyoming.  In June 2011, KMP received two letters from the EPA alleging violations at both gas plants of the Risk Management Program requirements under the Clean Air Act.  KMP is cooperating with the EPA and working with the EPA to resolve these allegations.

The City of Los Angeles v. Kinder Morgan Liquids Terminals, LLC, Shell Oil Company, Equilon Enterprises LLC; California Superior Court, County of Los Angeles, Case No. NC041463.

KMLT is a defendant in a lawsuit filed in 2005 alleging claims for environmental cleanup costs at the former Los Angeles Marine Terminal in the Port of Los Angeles. The lawsuit was stayed beginning in 2009 and remained stayed through the end of 2010. A hearing was held on December 13, 2010 to hear the City’s motion to remove the litigation stay. At the hearing, the judge denied the motion to lift the stay without prejudice. At the next case management conference held on June 13, 2011, the judge again continued the full litigation stay. During the stay, the parties deemed responsible by the local regulatory agency have worked with that agency concerning the scope of the required cleanup and are now starting a sampling and testing program at the site. The local regulatory agency issued specific cleanup goals in early 2010, and two of those parties, including KMLT, have appealed those cleanup goals to the state water board. The state water board has not yet taken any action with regard to KMP’s appeal petitions.

Plaintiff’s Third Amended Complaint alleges that future environmental cleanup costs at the former terminal will exceed  $10 million, and that the plaintiff’s past damages exceed  $2 million. No trial date has yet been set.

Exxon Mobil Corporation v. GATX Corporation, Kinder Morgan Liquids Terminals, LLC and ST Services, Inc.

On April 23, 2003, Exxon Mobil Corporation filed a complaint in the Superior Court of New Jersey, Gloucester County. The lawsuit relates to environmental remediation obligations at a Paulsboro, New Jersey liquids terminal owned by ExxonMobil from the mid-1950s through November 1989, by GATX Terminals Corp. from 1989 through September 2000, and later owned by Support Terminals and Pacific Atlantic Terminals, LLC. The terminal is now owned by Plains Products, and it too is a party to the lawsuit.

The complaint seeks any and all damages related to remediating all environmental contamination at the terminal, and, according to the New Jersey Spill Compensation and Control Act, treble damages may be available for actual dollars incorrectly spent by the successful party in the lawsuit. The parties engaged in court ordered mediation in 2008 through 2009, which did not result in settlement. The trial judge has issued a Case Management Order and the parties are actively engaged in discovery.

On June 25, 2007, the NJDEP, the Commissioner of the New Jersey Department of Environmental Protection and the Administrator of the New Jersey Spill Compensation Fund, referred to collectively as the plaintiffs, filed a complaint against Exxon Mobil Corporation and KMLT, formerly known as GATX Terminals Corporation, alleging natural resource damages related to historic contamination at the Paulsboro terminal. The complaint was filed in Gloucester County, New Jersey. Both ExxonMobil and KMLT filed third party complaints against Support Terminals/Plains seeking to bring Support Terminals/Plains into the case. Support Terminals/Plains filed motions to dismiss the third party complaints, which were denied. Support Terminals/Plains is now joined in the case, and it filed an Answer denying all claims. The court has consolidated the two cases. All private parties and the state participated in two mediation conferences in 2010.

In December 2010, KMLT and Plains Products entered into an agreement in principle with the NJDEP for settlement of the state’s alleged natural resource damages claim. The parties then entered into a Consent Judgment which was subject to public notice and comment and court approval. The natural resource damage settlement includes a monetary award of  $1.1 million and a series of remediation and restoration activities at the terminal site. KMLT and Plains Products have joint responsibility for this settlement. Simultaneously, KMLT and Plains Products entered into a settlement agreement that settled each parties’ relative share of responsibility (50/50) to the NJDEP under the Consent Judgment noted above. The Consent Judgment is now entered with the Court and the settlement is final. Now Plains will begin conducting remediation activities at the site and KMLT will provide oversight and 50% of the costs.  The settlement with the state does not resolve the original complaint brought by ExxonMobil, however we are now approaching settlement discussions with ExxonMobil. There is no trial date set.

Mission Valley Terminal Lawsuit

In August 2007, the City of San Diego, on its own behalf and purporting to act on behalf of the People of the State of California, filed a lawsuit against KMP and several affiliates seeking injunctive relief and unspecified damages allegedly resulting from hydrocarbon and MTBE impacted soils and groundwater beneath the City’s stadium property in San Diego arising from historic operations at the Mission Valley terminal facility. The case was filed in the Superior Court of California, San Diego County, case number 37-2007-00073033-CU-OR-CTL. On September 26, 2007, KMP removed the case to the United States District Court, Southern District of California, case number 07CV1883WCAB. The City disclosed in discovery that it is seeking approximately  $170 million in damages for alleged lost value/lost profit from the redevelopment of the City’s property and alleged lost use of the water resources underlying the property. Later, in 2010, the City amended its initial disclosures to add claims for restoration of the site as well as a number of other claims that increased their claim for damages to approximately  $365 million.

The Court issued a Case Management Order on January 6, 2011, setting dates for completion of discovery and setting a trial date. In April, 2011, the parties filed a joint stipulation to extend the discovery schedule by approximately 3 months. Now, the parties must complete all fact discovery by January 23, 2012. A mandatory settlement conference is now set for November 2, 2011 and the trial is set for September 25, 2012. KMP has been and will continue to aggressively defend this action.  This site has been, and currently is, under the regulatory oversight and order of the California Regional Water Quality Control Board. KMP continues to be in compliance with this agency order as it conducts an extensive remediation effort at the City’s stadium property site.

Kinder Morgan, EPA Section 114 Information Request

On January 8, 2010, Kinder Morgan, Inc., on behalf of Natural Gas Pipeline Company of America LLC, Horizon Pipeline Company and Rockies Express Pipeline LLC, received a Clean Air Act Section 114 information request from the U.S. Environmental Protection Agency, Region V. This information request requires that the three affiliated companies provide the EPA with air permit and various other information related to their natural gas pipeline compressor station operations in Illinois, Indiana, and Ohio. The affiliated companies have responded to the request and believe the relevant natural gas compressor station operations are in substantial compliance with applicable air quality laws and regulations.

Notice of Proposed Debarment

In April 2011, we received Notices of Proposed Debarment from the United States Environmental Protection Agency’s Suspension and Debarment Division, referred to in this Note as the EPA SDD. The Notices propose the debarment of Kinder Morgan Energy Partners, L.P., Kinder Morgan, Inc., Kinder Morgan G.P., Inc., and Kinder Morgan Management, LLC, along with four of KMP’s subsidiaries, from participation in future federal contracting and assistance activities. The Notices allege that certain of the respondents’ past environmental violations indicate a lack of present responsibility warranting debarment. Our objective is to fully comply with all applicable legal requirements and to operate our assets in accordance with our processes, procedures and compliance plans. We are performing better than industry averages in our incident rates and in our safety performance, all of which is publicly reported on our website. We take environmental compliance very seriously, and look forward to demonstrating our present responsibility to the EPA SDD through this administrative process and KMP is engaged in discussions with the EPA SDD with the goal of resolving this matter in a cooperative fashion. We do not anticipate that the resolution of this matter will have a material adverse impact on our business, financial position, results of operations or cash flows.

Other Environmental

We are subject to environmental cleanup and enforcement actions from time to time. In particular, CERCLA generally imposes joint and several liability for cleanup and enforcement costs on current and predecessor owners and operators of a site, among others, without regard to fault or the legality of the original conduct, subject to the right of a liable party to establish a “reasonable basis” for apportionment of costs. Our operations are also subject to federal, state and local laws and regulations relating to protection of the environment. Although we believe our operations are in substantial compliance with applicable environmental law and regulations, risks of additional costs and liabilities are inherent in pipeline, terminal and carbon dioxide field and oil field operations, and there can be no assurance that we will not incur significant costs and liabilities. Moreover, it is possible that other developments, such as increasingly stringent environmental laws, regulations and enforcement policies under the terms of authority of those laws, and claims for damages to property or persons resulting from our operations, could result in substantial costs and liabilities to us.

We are currently involved in several governmental proceedings involving alleged violations of environmental and safety regulations. As we receive notices of non-compliance, we negotiate and settle these matters. We do not believe that these alleged violations will have a material adverse effect on our business, financial position, results of operations or cash flows.

We are also currently involved in several governmental proceedings involving groundwater and soil remediation efforts under administrative orders or related state remediation programs. We have established a reserve to address the costs associated with the cleanup.

In addition, we are involved with and have been identified as a potentially responsible party in several federal and state superfund sites. Environmental reserves have been established for those sites where our contribution is probable and reasonably estimable. In addition, we are from time to time involved in civil proceedings relating to damages alleged to have occurred as a result of accidental leaks or spills of refined petroleum products, natural gas liquids, natural gas and carbon dioxide. See “—Pipeline Integrity and Releases” above for additional information with respect to ruptures and leaks from our pipelines.

General

Although it is not possible to predict the ultimate outcomes, we believe that the resolution of the environmental matters set forth in this note will not have a material adverse effect on our business, financial position, results of operations or cash flows. However, we are not able to reasonably estimate when the eventual settlements of these claims will occur and changing circumstances could cause these matters to have a material adverse impact. As of September 30, 2011, we have accrued an environmental reserve of  $81.9 million, and we believe that these pending environmental matters will not have a material adverse impact on our business, cash flows, financial position or results of operations. In addition, as of September 30, 2011, we have recorded a receivable of  $5.4 million for expected cost recoveries that have been deemed probable. As of December 31, 2010, our environmental reserve totaled  $79.8 million and our estimated receivable for environmental cost recoveries totaled  $8.6 million. Additionally, many factors may change in the future affecting our reserve estimates, such as (i) regulatory changes; (ii) groundwater and land use near our sites; and (iii) changes in cleanup technology.

Other

We are a defendant in various lawsuits arising from the day-to-day operations of our businesses. Although no assurance can be given, we believe, based on our experiences to date and taking into account established reserves, that the ultimate resolution of such items will not have a material adverse impact on our business, financial position, results of operations or cash flows.

16.  Litigation, Environmental and Other Contingencies

Below is a brief description of our ongoing material legal proceedings, including any material developments that occurred in such proceedings during 2010.  This note also contains a description of any material legal proceedings that were initiated against us during 2010, and a description of any material events occurring subsequent to December 31, 2010 but before the filing of this report.

In this note, we refer to KMP's subsidiary SFPP, L.P. as SFPP; KMP's subsidiary Calnev Pipe Line LLC as Calnev; Chevron Products Company as Chevron; Navajo Refining Company, L.P. as Navajo; BP West Coast Products, LLC as BP; ConocoPhillips Company as ConocoPhillips; Tesoro Refining and Marketing Company as Tesoro; Texaco Refining and Marketing Inc. as Texaco; Western Refining Company, L.P. as Western Refining; ExxonMobil Oil Corporation as ExxonMobil; Valero Energy Corporation as Valero; Valero Marketing and Supply Company as Valero Marketing; Continental Airlines, Inc., Northwest Airlines, Inc., Southwest Airlines Co. and US Airways, Inc., collectively, as the Airlines; KMP's subsidiary Kinder Morgan CO2 Company, L.P. (the successor to Shell CO2 Company, Ltd.) as Kinder Morgan CO2; the United States Court of Appeals for the District of Columbia Circuit as the D.C. Circuit; the Federal Energy Regulatory Commission as the FERC; the California Public Utilities Commission as the CPUC; the United States Department of the Interior, Minerals Management Service as the MMS; the Union Pacific Railroad Company (the successor to Southern Pacific Transportation Company) as UPRR; the Texas Commission of Environmental Quality as the TCEQ; The Premcor Refining Group, Inc. as Premcor; Port Arthur Coker Company as PACC; KMP's subsidiary Kinder Morgan Bulk Terminals, Inc. as KMBT; KMP's subsidiary Kinder Morgan Liquids Terminals LLC as KM LT; Rockies Express Pipeline LLC as Rockies Express; and Plantation Pipe Line Company as Plantation. “OR” dockets designate complaint proceedings, and “IS” dockets designate protest proceedings.

Federal Energy Regulatory Commission Proceedings

The tariffs and rates charged by SFPP and Calnev are subject to numerous ongoing proceedings at the FERC, including the shippers' complaints and protests regarding interstate rates on the pipeline systems listed below. These complaints and protests have been filed over numerous years beginning in 1992 through and including 2009. In general, these complaints and protests allege the rates and tariffs charged by SFPP are not just and reasonable. If the shippers are successful in proving their claims, they are entitled to seek reparations (which may reach up to two years prior to the filing of their complaints) or refunds of any excess rates paid, and SFPP may be required to reduce its rates going forward. These proceedings tend to be protracted, with decisions of the FERC often appealed to the federal courts.

As to SFPP, the issues involved in these proceedings include, among others: (i) whether certain of KMP's Pacific operations' rates are “grandfathered” under the Energy Policy Act of 1992, and therefore deemed to be just and reasonable; (ii) whether “substantially changed circumstances” have occurred with respect to any grandfathered rates such that those rates could be challenged; (iii) whether indexed rate increases are justified and (iv) the appropriate level of return and income tax allowance KMP may include in its rates. The issues involving Calnev are similar.

SFPP

As a result of FERC's approval in May 2010 of a settlement agreement with eleven of twelve shipper litigants, a wide range of rate challenges dating back to 1992 were resolved (Historical Cases Settlement).  The Historical Cases Settlement resolved all but two of the cases outstanding between SFPP and the eleven shippers, and SFPP does not expect any material adverse impacts from the remaining two unsettled cases with the eleven shippers.

The Historical Cases Settlement and other legal reserves related to SFPP rate litigation resulted in a  $158.0 million charge to earnings in the first quarter of 2010, and in June 2010, KMP made settlement payments of  $206.3 million to the eleven shippers.  However, because a portion of KMP's partnership distributions for the second quarter of 2010 (which KMP paid in August 2010) was a distribution of cash from interim capital transactions (rather than a distribution of cash from operations) our second quarter 2010 distribution from KMP was reduced by  $170.0 million and our second quarter pre-tax earnings were reduced by  $168.3 million. As provided in KMP's partnership agreement, we receive no incentive distribution on ICT Distributions; therefore, there was no practical impact to KMP's limited partners from this ICT Distribution because (i) the expected cash distribution to the limited partners did not change; (ii) fewer dollars in the aggregate were distributed, because there was no incentive distribution paid to us related to the portion of the quarterly distribution that was an ICT Distribution and (iii) we, in this instance, have agreed to waive any resetting of the incentive distribution target levels, as would otherwise occur according to KMP's partnership agreement.

KMP's second quarter 2010 ICT Distribution is expected to allow it to resolve the remaining FERC rate cases (discussed above) and CPUC rate cases (discussed below) without impacting future distributions. Due to our support, KMP was able to make  $4.40 in distributions per unit to its limited partners for 2010.

Furthermore, (i) KMP's declared cash distributions for both the third and fourth quarters of 2010 contain no distributions of cash from interim capital transactions, but instead consist entirely of distributions of cash from operations and (ii) KMP recognized a  $14.0 million increase in expense in December 2010 associated with overall adjustments to its rate case liabilities.  For more information on KMP's partnership distributions, see Note 10 “Members' Equity-KMP-Distributions.”

Chevron is the only shipper who was not a party to the Historical Cases Settlement.  In December 2010, an agreement in principle was reached with Chevron, and in February 2011, an uncontested settlement was filed at the FERC which the chief judge certified to the FERC.  The FERC has not yet acted on the certified settlement.  Upon approval by the FERC, the settlement will resolve the following dockets now pending only as to Chevron:

▪	FERC Docket Nos. OR92-8, et al. (West and East Line Rates)-Chevron protests of compliance filings pending with FERC and appeals pending at the D.C. Circuit;

▪	FERC Docket Nos. OR96-2, et al. (All SFPP Rates)-Chevron (as a successor-in-interest to Texaco) protests of compliance filings pending with FERC;

▪	FERC Docket No. OR02-4 (All SFPP Rates)-Chevron appeal of complaint dismissal pending at the D.C. Circuit;

▪	FERC Docket No. OR03-5 (West, East, North, and Oregon Line Rates)-Chevron exceptions to initial decision pending at FERC;

▪	FERC Docket No. OR07-4 (All SFPP Rates)-Chevron complaint held in abeyance;

▪	FERC Docket No. OR09-8 (consolidated) (2008 Index Increases)-Hearing regarding Chevron complaint held in abeyance pending settlement discussions;

▪	FERC Docket No. IS98-1 (Sepulveda Line Rates)-Chevron protests to compliance filing pending at FERC;

▪	FERC Docket No. IS05-230 (North Line Rates)-Chevron exceptions to initial decision pending at FERC;

▪	FERC Docket No. IS07-116 (Sepulveda Line Rates)-Chevron protest subject to resolution of IS98-1 proceeding;

▪	FERC Docket No. IS08-137 (West and East Line Rates)-Chevron protest subject to resolution of the OR92-8/OR96-2 proceeding;

▪	FERC Docket No. IS08-302 (2008 Index Rate Increases)-Chevron protest subject to the resolution of proceedings regarding the West, North and Sepulveda Lines; and

▪	FERC Docket No. IS09-375 (2009 Index Rate Increases)-Chevron protest subject to resolution of proceedings regarding the North, West and Sepulveda Lines.

The following dockets, which pertain to all protesting shippers, are either pending or recently resolved, as noted below:

▪
FERC Docket No. IS08-390 (West Line Rates)-Protestants: BP, ExxonMobil, ConocoPhillips, Valero Marketing, Chevron, the Airlines-Status: FERC order issued on February 17, 2011. While the order made certain findings that were adverse to SFPP, it ruled in favor of SFPP on many significant issues. SFPP will file a rehearing request on certain adverse findings. It is not possible to predict the outcome of FERC review of the rehearing request or appellate review of this order; and

▪
FERC Docket No. IS09-437 (East Line Rates)-Protestants: BP, ExxonMobil, ConocoPhillips, Valero, Chevron, Western Refining, and Southwest Airlines-Status: Initial decision issued on February 10, 2011. A FERC administrative law judge generally made findings adverse to SFPP, found that East Line rates should have been lower, and recommended that SFPP pay refunds for alleged over-collections. SFPP will file a brief with the FERC taking exception to these and other portions of the initial decision. The FERC will review the initial decision and while the initial decision is inconsistent with a number of the issues ruled on in FERC's February 17, 2011 Order IS08-390, it is not possible to predict the outcome of FERC or appellate review.

Calnev

▪
FERC Docket Nos. OR07-7, OR07-18, OR07-19 & OR07-22 (not consolidated) (Calnev Rates)-Complainants: Tesoro, Airlines, BP, Chevron, ConocoPhillips and Valero Marketing-Status:  Complaint amendments pending before FERC;

▪	FERC Docket No. IS09-377 (2009 Index Rate Increases)-Protestants: BP, Chevron, and Tesoro-Status: Requests for rehearing of FERC dismissal pending before FERC;

▪
FERC Docket Nos. OR09-11/OR09-14 (not consolidated) (2007 and 2008 Page 700 Audit Request)-Complainants: BP/Tesoro-Status:  BP petition for review at D.C. Circuit dismissed, mandate issued in June 2010;

▪	FERC Docket Nos. OR09-15/OR09-20 (not consolidated) (Calnev Rates)-Complainants: Tesoro/BP-Status: Complaints pending at FERC; and

▪	FERC Docket Nos. OR09-18/OR09-22 (not consolidated) (2009 Index Increases)-Complainants: Tesoro/BP-Status: BP petition for review at D.C. Circuit dismissed, mandate issued in June 2010.

Natural Gas Pipeline Company of America LLC Section 5 Proceeding

On November 19, 2009, the FERC initiated an investigation, pursuant to Section 5 of the Natural Gas Act, into the justness and reasonableness of the transportation and storage rates as well as the fuel and natural gas lost percentages of NGPL PipeCo LLC's subsidiary, Natural Gas Pipeline Company of America LLC (NGPL). NGPL reached a settlement in principal with the FERC on April 22, 2010. On June 11, 2010, NGPL filed an offer of settlement, which was approved without modification by the FERC on July 29, 2010. The order approving the settlement has become final and nonappealable. The settlement resolved all issues in the proceeding. The settlement provides that NGPL will reduce its fuel costs and gas lost and unaccounted for, or ‘‘GL&U,'' retention factors as of July 1, 2010. The settlement further provides a timeline for additional prospective fuel and GL&U reductions and prospective reductions in the maximum recourse reservation rates that it bills firm transportation and storage shippers. Also, see Note 6 “Investments.”

Trailblazer Pipeline Company LLC

On July 7, 2010, KMP's subsidiary Trailblazer Pipeline Company LLC (Trailblazer) refunded a total of approximately  $0.7 million to natural gas shippers covering the period January 1, 2010 through May 31, 2010 as part of a settlement reached with shippers to eliminate the December 1, 2009 rate filing obligation contained in its Docket No. RP03-162 rate case settlement.  As part of the agreement with shippers, Trailblazer commenced billing reduced tariff rates as of June 1, 2010 with an additional reduction in tariff rates to take effect January 1, 2011.

Kinder Morgan Interstate Gas Transmission LLC Section 5 Proceeding

On November 18, 2010, KMP's subsidiary Kinder Morgan Interstate Gas Transmission LLC (KMIGT) was notified by the FERC of a proceeding against it pursuant to Section 5 of the Natural Gas Act.  The proceeding will set the matter for hearing and determine whether KMIGT's current rates, which were approved by the FERC in KMIGT's last transportation rate case settlement, remain just and reasonable.  The FERC made no findings in its order as to what would constitute just and reasonable rates or a reasonable return for KMIGT.  A proceeding under Section 5 of the Natural Gas Act is prospective in nature and any potential change in rates charged customers by KMIGT can only occur after the FERC has issued a final order.  Prior to that, an Administrative Law Judge will preside over an evidentiary hearing and make an initial decision (which the FERC has directed to be issued within 47 weeks).  The final FERC decision will be based on the record developed before the Administrative Law Judge.  We do not believe that this investigation will have a material adverse impact on us.

California Public Utilities Commission Proceedings

SFPP has previously reported ratemaking and complaint proceedings pending with the CPUC. The ratemaking and complaint cases generally involve challenges to rates charged by SFPP for intrastate transportation of refined petroleum products through its pipeline system in the state of California and request prospective rate adjustments and refunds with respect to tariffed and previously untariffed charges for certain pipeline transportation and related services. These matters have been consolidated and assigned to two administrative law judges.

On April 6, 2010, a CPUC administrative law judge issued a proposed decision in several intrastate rate cases involving SFPP and a number of its shippers. The proposed decision includes determinations on issues, such as SFPP's entitlement to an income tax allowance and allocation of environmental expenses that KMP's believes are contrary both to CPUC policy and precedent and to established federal regulatory policies for pipelines. Moreover, the proposed decision orders refunds relating to these issues where the underlying rates were previously deemed reasonable by the CPUC, which KMP believes to be contrary to California law. Based on KMP's review of these CPUC proceedings, KMP estimates that its maximum exposure is approximately  $220 million in reparation and refund payments and if the determinations made in the proposed decision were applied prospectively in two pending cases this could result in approximately  $30 million in annual rate reductions.

The proposed decision is advisory in nature and can be rejected, accepted or modified by the CPUC.  SFPP filed comments on May 3, 2010 outlining what it believes to be the errors in law and fact within the proposed decision and on May 5, 2010, SFPP made oral arguments before the full CPUC.  The matter remains pending before the CPUC, which may act at any time at its scheduled bimonthly meetings.  Further procedural steps, including motions for rehearing and writ of review to California's Court of Appeals, will be taken if warranted.  KMP does not expect the final resolution of this matter to have an impact on its expected distributions to its limited partners for 2011.

Carbon Dioxide Litigation

Gerald O. Bailey et al. v. Shell Oil Co. et al, Southern District of Texas Lawsuit

Kinder Morgan CO2, KMP and Cortez Pipeline Company are among the defendants in a proceeding in the federal courts for the Southern District of Texas, Gerald O. Bailey et al. v. Shell Oil Company et al. (Civil Action Nos. 05-1029 and 05-1829 in the U.S. District Court for the Southern District of Texas-consolidated by Order dated July 18, 2005). The plaintiffs assert claims for the underpayment of royalties on carbon dioxide produced from the McElmo Dome unit, located in southwestern Colorado. The plaintiffs assert claims for fraud/fraudulent inducement, real estate fraud, negligent misrepresentation, breach of fiduciary and agency duties, breach of contract and covenants, violation of the Colorado Unfair Practices Act, civil theft under Colorado law, conspiracy, unjust enrichment, and open account. Plaintiffs Gerald O. Bailey, Harry Ptasynski, and W.L. Gray & Co. also assert claims as private relators under the False Claims Act, claims on behalf of the State of Colorado and Montezuma County, Colorado, and claims for violation of federal and Colorado antitrust laws. The plaintiffs seek actual damages, treble damages, punitive damages, a constructive trust and accounting, and declaratory relief. The defendants filed motions for summary judgment on all claims.

On April 22, 2008, the federal district court granted defendants' motions for summary judgment and ruled that plaintiffs Bailey and Ptasynski take nothing on their claims, and that the claims of Gray be dismissed with prejudice. The court entered final judgment in favor of the defendants on April 30, 2008. The plaintiffs appealed to the United States Fifth Circuit Court of Appeals. On June 16, 2010, the Fifth Circuit Court of Appeals affirmed the trial court's summary judgment decision. On October 18, 2010, the U.S. Supreme Court denied Gerald Bailey's petition for writ of certiorari to the U.S. Supreme Court seeking further appellate review of the Fifth Circuit Court of Appeals' decision.

CO2 Claims Arbitration

Kinder Morgan CO2 and Cortez Pipeline Company were among the named defendants in CO2 Committee, Inc. v. Shell Oil Co., et al., an arbitration initiated on November 28, 2005. The arbitration arose from a dispute over a class action settlement agreement which became final on July 7, 2003 and disposed of five lawsuits formerly pending in the U.S. District Court, District of Colorado. The plaintiffs in such lawsuits primarily included overriding royalty interest owners, royalty interest owners, and small share working interest owners who alleged underpayment of royalties and other payments on carbon dioxide produced from the McElmo Dome unit.

The settlement imposed certain future obligations on the defendants in the underlying litigation. The plaintiffs in the arbitration alleged that, in calculating royalty and other payments, defendants used a transportation expense in excess of what is allowed by the settlement agreement, thereby causing alleged underpayments of approximately  $12 million. The plaintiffs also alleged that Cortez Pipeline Company should have used certain funds to further reduce its debt, which, in turn, would have allegedly increased the value of royalty and other payments by approximately  $0.5 million. On August 7, 2006, the arbitration panel issued its opinion finding that defendants did not breach the settlement agreement. On June 21, 2007, the New Mexico federal district court entered final judgment confirming the August 7, 2006 arbitration decision.

On October 2, 2007, the plaintiffs initiated a second arbitration (CO2 Committee, Inc. v. Shell CO2 Company, Ltd., aka Kinder Morgan CO2 Company, L.P., et al.) against Cortez Pipeline Company, Kinder Morgan CO2 and an ExxonMobil entity. The second arbitration asserts claims similar to those asserted in the first arbitration. A second arbitration panel has convened and a final hearing on the parties' claims and defenses is expected to occur in 2011.

MMS Notice of Noncompliance and Civil Penalty

On December 20, 2006, Kinder Morgan CO2 received from the MMS a “Notice of Noncompliance and Civil Penalty: Knowing or Willful Submission of False, Inaccurate, or Misleading Information-Kinder Morgan CO2 Company, L.P., case no. CP07-001.” This Notice, and the MMS's position that Kinder Morgan CO2 has violated certain reporting obligations, relates to a disagreement between the MMS and Kinder Morgan CO2 concerning the approved transportation allowance to be used in valuing McElmo Dome carbon dioxide for purposes of calculating federal royalties.

The Notice of Noncompliance and Civil Penalty assessed a civil penalty of approximately  $2.2 million as of December 15, 2006 (based on a penalty of  $500.00 per day for each of 17 alleged violations) for Kinder Morgan CO2's alleged submission of false, inaccurate, or misleading information relating to the transportation allowance, and federal royalties for CO2 produced at McElmo Dome, during the period from June 2005 through October 2006. The MMS stated that civil penalties would continue to accrue at the same rate until the alleged violations are corrected.

On January 3, 2007, Kinder Morgan CO2 appealed the Notice of Noncompliance and Civil Penalty to the Office of Hearings and Appeals of the Department of the Interior. In July 2008, the parties reached a settlement in principle of the Notice of Noncompliance and Civil Penalty, subject to final approval by the MMS and the Department of the Interior. On September 8, 2010, the United States Department of the Interior, Bureau of Ocean Energy Management, Regulation, and Enforcement (formerly known as the MMS) approved the settlement, which is now final.

MMS Orders to Report and Pay

On March 20, 2007, Kinder Morgan CO2 received an Order to Report and Pay from the MMS. The MMS contends that Kinder Morgan CO2 over-reported transportation allowances and underpaid royalties in the amount of approximately  $4.6 million for the period from January 1, 2005 through December 31, 2006 as a result of its use of the Cortez Pipeline tariff as the transportation allowance in calculating federal royalties. The MMS claims that the Cortez Pipeline tariff is not the proper transportation allowance and that Kinder Morgan CO2 must use its “reasonable actual costs” calculated in accordance with certain federal product valuation regulations.

Kinder Morgan CO2 submitted a notice of appeal in response to the Order to Report and Pay, challenging the Order and appealing it to the Director of the MMS in accordance with 30 C.F.R. sec. 290.100, et seq.

In addition to the March 2007 Order to Report and Pay, the MMS issued a second Order to Report and Pay in August 2007, in which the MMS claims that Kinder Morgan CO2 over-reported transportation allowances and underpaid royalties (due to the use of the Cortez Pipeline tariff as the transportation allowance for purposes of federal royalties) in the amount of approximately  $8.5 million for the period from April 2000 through December 2004. Kinder Morgan CO2 filed its notice of appeal and statement of reasons in response to the second Order in September 2007, challenging the Order and appealing it to the Director of the MMS.

In July 2008, the parties reached a settlement in principle of the March 2007 and August 2007 Orders to Report and Pay, subject to final approval by the MMS and the Department of the Interior. On September 8, 2010, the United States Department of the Interior, Bureau of Ocean Energy Management, Regulation, and Enforcement (formerly known as the MMS) approved the settlement, which is now final.

Colorado Severance Tax Assessment

On September 16, 2009, the Colorado Department of Revenue issued three Notices of Deficiency to Kinder Morgan CO2. The Notices of Deficiency assessed additional state severance tax against Kinder Morgan CO2 with respect to carbon dioxide produced from the McElmo Dome unit for tax years 2005, 2006, and 2007. The total amount of tax assessed was  $5.7 million, plus interest of  $1.0 million, plus penalties of  $1.7 million. Kinder Morgan CO2 protested the Notices of Deficiency and paid the tax and interest under protest. Kinder Morgan CO2 is now awaiting the Colorado Department of Revenue's response to the protest.

Montezuma County, Colorado Property Tax Assessment

In November of 2009, the County Treasurer of Montezuma County, Colorado, issued to Kinder Morgan CO2, as operator of the McElmo Dome unit, retroactive tax bills for tax year 2008, in the amount of  $2 million.  Of this amount, 37.2% is attributable to Kinder Morgan CO2's interest.  The retroactive tax bills were based on the assertion that a portion of the actual value of the carbon dioxide produced from the McElmo Dome unit was omitted from the 2008 tax roll due to an alleged over statement of transportation and other expenses used to calculate the net taxable value. Kinder Morgan CO2 paid the retroactive tax bills under protest and will file petitions for refunds of the taxes paid under protest and will vigorously contest Montezuma County's position.

Other

In addition to the matters listed above, audits and administrative inquiries concerning Kinder Morgan CO2's payments on carbon dioxide produced from the McElmo Dome and Bravo Dome units are currently ongoing.  These audits and inquiries involve federal agencies, the states of Colorado and New Mexico, and county taxing authorities in the state of Colorado.

Commercial Litigation Matters

Union Pacific Railroad Company Easements

SFPP and UPRR are engaged in a proceeding to determine the extent, if any, to which the rent payable by SFPP for the use of pipeline easements on rights-of-way held by UPRR should be adjusted pursuant to existing contractual arrangements for the ten year period beginning January 1, 2004 (Union Pacific Railroad Company vs. Santa Fe Pacific Pipelines, Inc., SFPP, L.P., Kinder Morgan Operating L.P. “D”, Kinder Morgan G.P., Inc., et al., Superior Court of the State of California for the County of Los Angeles, filed July 28, 2004). In February 2007, a trial began to determine the amount payable for easements on UPRR rights-of-way. The trial is ongoing and is expected to conclude by the end of the first quarter of 2011.

SFPP and UPRR are also engaged in multiple disputes over the circumstances under which SFPP must pay for a relocation of its pipeline within the UPRR right-of-way and the safety standards that govern relocations.  In July 2006, a trial before a judge regarding the circumstances under which SFPP must pay for relocations concluded, and the judge determined that SFPP must pay for any relocations resulting from any legitimate business purpose of the UPRR.  SFPP appealed this decision, and in December 2008, the appellate court affirmed the decision.  In addition, UPRR contends that SFPP must comply with the more expensive American Railway Engineering and Maintenance-of-Way standards in determining when relocations are necessary and in completing relocations.  Each party is seeking declaratory relief with respect to its positions regarding the application of these standards with respect to relocations.

Since SFPP does not know UPRR's plans for projects or other activities that would cause pipeline relocations, it is difficult to quantify the effects of the outcome of these cases on SFPP.  Even if SFPP is successful in advancing its positions, significant relocations for which SFPP must nonetheless bear the expense (i.e., for railroad purposes, with the standards in the federal Pipeline Safety Act applying) would have an adverse effect on our financial position and results of operations.  These effects would be even greater in the event SFPP is unsuccessful in one or more of these litigations.

Severstal Sparrows Point Crane Collapse

On June 4, 2008, a bridge crane owned by Severstal Sparrows Point, LLC and located in Sparrows Point, Maryland collapsed while being operated by KMBT.  According to KMP's investigation, the collapse was caused by unexpected, sudden and extreme winds.  On June 24, 2009, Severstal filed suit against KMBT in the United States District Court for the District of Maryland, cause no. WMN 09CV1668.  Severstal alleges that KMBT was contractually obligated to replace the collapsed crane and that its employees were negligent in failing to properly secure the crane prior to the collapse.  Severstal seeks unspecified damages for value of the crane and lost profits.  KMBT denies each of Severstal's allegations.

JR Nicholls Tug Incident

On February 10, 2010, the JR Nicholls, a tugboat operated by one of KMP's subsidiaries overturned and sank in the Houston Ship Channel.   Five employees were on board and four were rescued, treated and released from a local hospital.  The fifth employee died in the incident.  The U.S. Coast Guard shut down a section of the ship channel for approximately 60 hours.  Approximately 2,200 gallons of diesel fuel was released from the tugboat.  Emergency response crews deployed booms and contained the product, which is substantially cleaned up.  Salvage operations were commenced and the tugboat has been recovered.  A full investigation of the incident is underway.  Our subsidiary, J.R. Nicholls LLC filed a limitations action entitled In the Matter of the Complaint of J.R. Nicholls LLC as Owner of the M/V J.R. NICHOLLS For Exoneration From or Limitation of Liability, CA No. 4:10-CV-00449, U.S. District Court, S.D. Tex.  To date, three surviving crew members have filed claims in that action for personal injuries and emotional distress. On September 15, 2010, KMP's subsidiary KM Ship Channel Services LLC, agreed to pay a civil penalty of  $7,500 to the U.S. Coast Guard for the unintentional discharge of diesel fuel which occurred when the vessel sank.

The Premcor Refining Group, Inc. v. Kinder Morgan Energy Partners, L.P. and Kinder Morgan Petcoke, L.P.; Arbitration in Houston, Texas

On August 12, 2010, Premcor filed a demand for arbitration against KMP and its subsidiary Kinder Morgan Petcoke, L.P., collectively referred to as Kinder Morgan, asserting claims for breach of contract.  Kinder Morgan performs certain petroleum coke handling operations at the Port Arthur, Texas refinery that is the subject of the claim.  The arbitration is being administered by the American Arbitration Association in Dallas, Texas.  Premcor alleges that Kinder Morgan breached its contract with Premcor by failing to name Premcor as an additional insured, and failing to indemnify Premcor for claims brought against Premcor by PACC.  PACC and Premcor are affiliated companies.  PACC brought its claims against Premcor in a previous separate arbitration seeking to recover damages allegedly suffered by PACC when a pit wall of a coker unit collapsed at a refinery owned by Premcor.  PACC obtained an arbitration award against Premcor in the amount of  $50.3 million, plus post-judgment interest.  Premcor is seeking to hold Kinder Morgan liable for the award.  Premcor's claim against Kinder Morgan is based in part upon Premcor's allegation that Kinder Morgan is responsible to the extent of Kinder Morgan's alleged proportionate fault in causing the pit wall collapse.  Kinder Morgan denies and is vigorously defending against all claims asserted by Premcor.  The final arbitration hearing is scheduled to begin on August 29, 2011.

Employee Matters

James Lugliani vs. Kinder Morgan G.P., Inc. et al. in the Superior Court of California, Orange County

James Lugliani, a former Kinder Morgan employee, filed suit in January 2010 against various Kinder Morgan affiliates.  On behalf of himself and other similarly situated current and former employees, Mr. Lugliani claims that the Kinder Morgan defendants have violated the wage and hour provisions of the California Labor Code and Business & Professions Code by failing to provide meal and rest periods; failing to pay meal and rest period premiums; failing to pay all overtime wages due; failing to timely pay wages; failing to pay wages for vacation, holidays and other paid time off; and failing to keep proper payroll records.  KMP intends to vigorously defend the case.

Pipeline Integrity and Releases

From time to time, despite our best efforts, our pipelines experience leaks and ruptures.  These leaks and ruptures may cause explosions, fire and damage to the environment, damage to property and/or personal injury or death.  In connection with these incidents, we may be sued for damages caused by an alleged failure to properly mark the locations of our pipelines and/or to properly maintain our pipelines.  Depending upon the facts and circumstances of a particular incident, state and federal regulatory authorities may seek civil and/or criminal fines and penalties.

Pasadena Terminal Fire

On September 23, 2008, a fire occurred in the pit 3 manifold area of our Pasadena, Texas liquids terminal facility. On January 8, 2010, a civil lawsuit was filed on behalf of the People of Texas and the TCEQ for alleged violations of the Texas Clean Air Act. The lawsuit was filed in the 53rd Judicial District Court, Travis County, Texas and is entitled State of Texas v. Kinder Morgan Liquids Terminals, case no. D1GV10000017. Specifically, the TCEQ alleges that KMLT had an unauthorized emission event relating to the pit 3 fire at the Pasadena terminal in September 2008. KMP reached an agreement with the TCEQ to settle this matter for  $40,000 plus  $4,000 in attorneys' fees to be paid to the State of Texas.   The settlement was finalized and entered in court on December 20, 2010.

Charlotte, North Carolina

On January 17, 2010, KMP's subsidiary Kinder Morgan Southeast Terminal LLC's Charlotte #2 Terminal experienced an issue with a pollution control device known as the Vapor Recovery Unit, which led to a fire and release of gasoline from the facility to adjacent property and a small creek.  There were no injuries. KMP is cooperating fully with state and federal agencies on the response and remediation.

Barstow, California

The United States Department of the Navy has alleged that historic releases of methyl tertiary-butyl ether, or MTBE from Calnev's Barstow terminal (i) have migrated underneath the Navy's Marine Corps Logistics Base in Barstow; (ii) have impacted the Navy's existing groundwater treatment system for unrelated groundwater contamination not alleged to have been caused by Calnev and (iii) could affect the Barstow, California Marine Corps Logistic Base's water supply system. Although Calnev believes that it has meritorious defenses to the Navy's claims, it is working with the Navy to agree upon an Administrative Settlement Agreement and Order on Consent for federal Comprehensive Environmental Response, Compensation and Liability Act (referred to as CERCLA) Removal Action to reimburse the Navy for  $0.5 million in past response actions.

Westridge Release, Burnaby, British Columbia

On July 24, 2007, a third-party contractor installing a sewer line for the City of Burnaby struck a crude oil pipeline segment included within KMP's Trans Mountain pipeline system near its Westridge terminal in Burnaby, British Columbia, resulting in a release of approximately 1,400 barrels of crude oil. The release impacted the surrounding neighborhood, several homes and nearby Burrard Inlet. No injuries were reported. To address the release, KMP initiated a comprehensive emergency response in collaboration with, among others, the City of Burnaby, the British Columbia Ministry of Environment, the National Energy Board (Canada), and the National Transportation Safety Board (Canada). Cleanup and environmental remediation is complete and KMP has received a British Columbia Ministry of Environment Certificate of Compliance confirming complete remediation.

The National Transportation Safety Board released its investigation report on the incident on March 18, 2009. The report confirmed that an absence of pipeline location marking in advance of excavation and inadequate communication between the contractor and KMP's subsidiary Kinder Morgan Canada Inc., the operator of the line, were the primary causes of the accident. No directives, penalties or actions of Kinder Morgan Canada Inc. were required as a result of the report.

Kinder Morgan Canada, Inc. commenced a lawsuit against the parties it believes were responsible for the third party strike, and a number of other parties have commenced related actions.  The parties are currently involved in structured mediation.

On July, 22, 2009, the British Columbia Ministry of Environment issued regulatory charges against the third-party contractor, the engineering consultant to the sewer line project, Kinder Morgan Canada Inc., and KMP subsidiary Trans Mountain L.P. The British Columbia Ministry of Environment claims that the parties charged caused the release of crude oil, and in doing so were in violation of various sections of the Environmental, Fisheries and Migratory Bird Act. A trial has been scheduled to commence in October of 2011. KMP is of the view that the charges have been improperly laid against it, and it intends to vigorously defend against them.

Rockies Express Pipeline LLC Indiana Construction Incident

In April 2009, Randy Gardner, an employee of Sheehan Pipeline Construction Company (a third-party contractor to Rockies Express and referred to in this note as Sheehan Construction) was fatally injured during construction activities being conducted under the supervision and control of Sheehan Construction. The cause of the incident was investigated by Indiana OSHA, which issued a citation to Sheehan Construction. Rockies Express was not cited in connection with the incident.

In August 2010, the estate of Mr. Gardner filed a wrongful death action against Rockies Express and several other parties in the Superior Court of Marion County, Indiana, at case number 49D111008CT036870. The plaintiff alleges that the defendants were negligent in allegedly failing to provide a safe worksite, and seeks unspecified compensatory damages. Rockies Express denies that it was in any way negligent or otherwise responsible for this incident, and intends to assert contractual claims for complete indemnification for any and all costs arising from this incident, including any costs related to this lawsuit, against third parties and their insurers.

Litigation Relating to the “Going Private” Transaction

Beginning on May 29, 2006, the day after the proposal for the Going Private Transaction was announced, and in the days following, eight putative Class Action lawsuits were filed in Harris County (Houston), Texas and seven putative Class Action lawsuits were filed in Shawnee County (Topeka), Kansas against, among others, Kinder Morgan, Inc., its Board of Directors, the Special Committee of the Board of Directors, and several corporate officers.

The eight Harris County cases were consolidated into the Crescente v. Kinder Morgan, Inc. et al case, Cause No. 2006-33011, in the 164th Judicial District Court, Harris County, Texas. The seven Kansas cases were consolidated into the Consol. Case No. 06 C 801; In Re Kinder Morgan, Inc. Shareholder Litigation; in the District Court of Shawnee County, Kansas, Division 12. The Consolidated Petitions filed by the plaintiffs challenged the proposed transaction as inadequate and unfair to Kinder Morgan, Inc.'s public stockholders. They alleged that Kinder Morgan, Inc.'s Board of Directors and certain members of senior management breached their fiduciary duties and the Sponsor Investors aided and abetted the alleged breaches of fiduciary duty in entering into the merger agreement. They sought, among other things, to enjoin the merger, rescission of the merger agreement, disgorgement of any improper profits received by the defendants, and attorneys' fees. Defendants answered the Consolidated Petitions, denying the plaintiffs' substantive allegations and denying that the plaintiffs are entitled to relief.

In August, September and October 2008, the Plaintiffs in both consolidated cases voluntarily dismissed without prejudice the claims against those Kinder Morgan, Inc. directors who did not participate in the buyout (including the dismissal of the members of the special committee of the board of directors), Kinder Morgan, Inc. and Knight Acquisition, Inc. In addition, on November 19, 2008, by agreement of the parties, the Texas trial court issued an order staying all proceedings in the Texas actions until such time as a final judgment shall be issued in the Kansas actions. The effect of this stay is that the consolidated matters will proceed only in the Kansas trial court.

On September 8, 2010, the parties entered into a  $200 million settlement agreement to resolve the consolidated class action cases that were pending before the Kansas trial court.  On November 19, 2010, the settlement was approved by the Kansas trial court and in December 2010 the  $200 million settlement amount was paid into an escrow account that is subject to the jurisdiction of the court. For the year ended December 31, 2010, we recognized a  $200 million, pre-tax charge in the caption “General and administrative expense” in our accompanying consolidated statement of income.

On December 2, 2010 a Notice of Appeal of the Kansas trial court's approval of the settlement was filed by Ernest Browne, Jr., a former owner of 185 shares of Kinder Morgan Kansas, Inc., in the Court of Appeals for the State of Kansas at Case No. 11-105562-A.  Browne filed an amended Notice of Appeal on January 7, 2011.  Browne had previously filed an objection in the Kansas trial court to the amount of attorneys' fees sought by the plaintiffs' class counsel in the underlying settlement, which objection was stricken as late-filed.  It appears that Browne's appeal is related to the issues of whether his late-filed objection regarding attorneys' fees was properly stricken, and whether the Kansas trial court's award of attorneys' fees to plaintiffs' class counsel was reasonable and proper.  We do not expect the appeal to impact the effectiveness of the underlying settlement.

General

Although no assurance can be given, we believe that we have meritorious defenses to the actions set forth in this note and, to the extent an assessment of the matter is possible, if it is probable that a liability has been incurred and the amount of loss can be reasonably estimated, we believe that we have established an adequate reserve to cover potential liability.

Additionally, although it is not possible to predict the ultimate outcomes, we also believe, based on our experiences to date and the reserves we have established, that the ultimate resolution of these matters will not have a material adverse impact on our business, financial position, results of operations or dividends to shareholders. As of December 31, 2010 and 2009, we have recorded a total reserve for legal fees, transportation rate cases and other litigation liabilities in the amount of  $169.8 million and  $220.9 million, respectively. The reserve is primarily related to various claims from regulatory proceedings arising from KMP's West Coast products pipeline transportation rates, and the contingent amount is based on both the circumstances of probability and reasonability of dollar estimates. The reserve included increases in 2010 for a  $172.0 million increase in expense associated with various rate case liability adjustments that increased KMP's overall rate case liability and a  $200.0 million increase in expense associated with the Going Private Transaction litigation that increased our legal reserve. The reserve included decreases for 2010 payments of  $206.3 million associated with the various rate cases discussed preceding and the  $200.0 million Going Private Transaction litigation settlement payment in December 2010. We regularly assess the likelihood of adverse outcomes resulting from these claims in order to determine the adequacy of our liability provision.

Environmental Matters

The City of Los Angeles v. Kinder Morgan Liquids Terminals, LLC, Shell Oil Company, Equilon Enterprises LLC; California Superior Court, County of Los Angeles, Case No. NC041463.

KMLT is a defendant in a lawsuit filed in 2005 alleging claims for environmental cleanup costs at the former Los Angeles Marine Terminal in the Port of Los Angeles.  The lawsuit was stayed beginning in 2009 and remained stayed through the end of 2010.  A hearing was held on December 13, 2010 to hear the City's motion to remove the litigation stay.  At the hearing, the judge denied the motion to lift the stay without prejudice. A full litigation stay is in effect until the next case management conference set for June 13, 2011. During the stay, the parties deemed responsible by the local regulatory agency have worked with that agency concerning the scope of the required cleanup and are now starting a sampling and testing program at the site. The local regulatory agency issued specific cleanup goals in early 2010, and two of those parties, including KMLT, have appealed those cleanup goals to the state agency.

Plaintiff's Third Amended Complaint alleges that future environmental cleanup costs at the former terminal will exceed  $10 million, and that the plaintiff's past damages exceed  $2 million.  No trial date has yet been set.

Exxon Mobil Corporation v. GATX Corporation, Kinder Morgan Liquids Terminals, LLC and ST Services, Inc.

On April 23, 2003, Exxon Mobil Corporation filed a complaint in the Superior Court of New Jersey, Gloucester County. The lawsuit relates to environmental remediation obligations at a Paulsboro, New Jersey liquids terminal owned by ExxonMobil from the mid-1950s through November 1989, by GATX Terminals Corp. from 1989 through September 2000, and later owned by Support Terminals and Pacific Atlantic Terminals, LLC. The terminal is now owned by Plains Products, and it too is a party to the lawsuit.

The complaint seeks any and all damages related to remediating all environmental contamination at the terminal, and, according to the New Jersey Spill Compensation and Control Act, treble damages may be available for actual dollars incorrectly spent by the successful party in the lawsuit. The parties engaged in court ordered mediation in 2008 through 2009, which did not result in settlement. The trial judge has issued a Case Management Order and the parties are actively engaged in discovery.

On June 25, 2007, the New Jersey Department of Environmental Protection, the Commissioner of the New Jersey Department of Environmental Protection and the Administrator of the New Jersey Spill Compensation Fund, referred to collectively as the plaintiffs, filed a complaint against ExxonMobil Corporation and KMLT, formerly known as GATX Terminals Corporation, alleging natural resource damages related to historic contamination at the Paulsboro terminal.  The complaint was filed in Gloucester County, New Jersey.  Both ExxonMobil and KMLT filed third party complaints against Support Terminals/Plains seeking to bring Support Terminals/Plains into the case.  Support Terminals/Plains filed motions to dismiss the third party complaints, which were denied.  Support Terminals/Plains is now joined in the case, and it filed an Answer denying all claims.  The court has consolidated the two cases.  All private parties and the state participated in two mediation conferences in 2010.

In December, 2010, KMLT and Plains Products entered into an agreement in principle with the New Jersey Department of Environmental Protection for settlement of the state's alleged natural resource damages claim. Currently, a Consent Judgment is being finalized subject to public notice and comment and court approval. The tentative natural resource damage settlement includes a monetary award of  $1.1 million and a series of remediation and restoration activities at the terminal site. KMLT and Plains Products have joint responsibility for this settlement.  We anticipate a final Consent Judgment during second quarter 2011. The settlement with the state does not resolve the original complaint brought by Exxon Mobil. There is no trial date set.

Mission Valley Terminal Lawsuit

In August 2007, the City of San Diego, on its own behalf and purporting to act on behalf of the People of the State of California, filed a lawsuit against KMP and several affiliates seeking injunctive relief and unspecified damages allegedly resulting from hydrocarbon and MTBE impacted soils and groundwater beneath the City's stadium property in San Diego arising from historic operations at the Mission Valley terminal facility. The case was filed in the Superior Court of California, San Diego County, case number 37-2007-00073033-CU-OR-CTL. On September 26, 2007, KMP removed the case to the United States District Court, Southern District of California, case number 07CV1883WCAB. The City disclosed in discovery that it is seeking approximately  $170 million in damages for alleged lost value/lost profit from the redevelopment of the City's property and alleged lost use of the water resources underlying the property.  Later, in 2010, the City amended its initial disclosures to add claims for restoration of the site as well as a number of other claims that increased their claim for damages to approximately  $365 million.

According to the Court's most recent Case Management Order of January 6, 2011, the parties must complete all fact discovery by June 24, 2011 and all expert witness discovery by August 29, 2011. A mandatory settlement conference is set for July 6, 2011 and the trial is now set for March 13, 2012. KMP has been and will continue to aggressively defend this action.  This site has been, and currently is, under the regulatory oversight and order of the California Regional Water Quality Control Board. KMP continues to be in compliance with this agency order as it conducts an extensive remediation effort at the City's stadium property site.

Kinder Morgan, EPA Section 114 Information Request

On January 8, 2010, Kinder Morgan, Inc., on behalf of Natural Gas Pipeline Company of America LLC, Horizon Pipeline Company and Rockies Express Pipeline LLC, received a Clean Air Act Section 114 information request from the U.S. Environmental Protection Agency, Region V. This information request requires that the three affiliated companies provide the EPA with air permit and various other information related to their natural gas pipeline compressor station operations in Illinois, Indiana, and Ohio. The affiliated companies have responded to the request and believe the relevant natural gas compressor station operations are in substantial compliance with applicable air quality laws and regulations.

Other Environmental

We are subject to environmental cleanup and enforcement actions from time to time. In particular, the CERCLA generally imposes joint and several liability for cleanup and enforcement costs on current and predecessor owners and operators of a site, among others, without regard to fault or the legality of the original conduct, subject to the right of a liable party to establish a “reasonable basis” for apportionment of costs. Our operations are also subject to federal, state and local laws and regulations relating to protection of the environment. Although we believe our operations are in substantial compliance with applicable environmental law and regulations, risks of additional costs and liabilities are inherent in pipeline, terminal and carbon dioxide field and oil field operations, and there can be no assurance that we will not incur significant costs and liabilities. Moreover, it is possible that other developments, such as increasingly stringent environmental laws, regulations and enforcement policies under the terms of authority of those laws, and claims for damages to property or persons resulting from our operations, could result in substantial costs and liabilities to us.

We are currently involved in several governmental proceedings involving alleged violations of environmental and safety regulations. As we receive notices of non-compliance, we negotiate and settle these matters. We do not believe that these alleged violations will have a material adverse effect on our business.

We are also currently involved in several governmental proceedings involving groundwater and soil remediation efforts under administrative orders or related state remediation programs. We have established a reserve to address the costs associated with the cleanup.

In addition, we are involved with and have been identified as a potentially responsible party in several federal and state superfund sites. Environmental reserves have been established for those sites where our contribution is probable and reasonably estimable. In addition, we are from time to time involved in civil proceedings relating to damages alleged to have occurred as a result of accidental leaks or spills of refined petroleum products, natural gas liquids, natural gas and carbon dioxide. See “-Pipeline Integrity and Releases” above for additional information with respect to ruptures and leaks from our pipelines.

General

Although it is not possible to predict the ultimate outcomes, we believe that the resolution of the environmental matters set forth in this note will not have a material adverse effect on our business, financial position, results of operations or cash flows. However, we are not able to reasonably estimate when the eventual settlements of these claims will occur and changing circumstances could cause these matters to have a material adverse impact. As of December 31, 2010, we have accrued an environmental reserve of  $79.8 million, and we believe the establishment of this environmental reserve is adequate such that the resolution of pending environmental matters will not have a material adverse impact on our business, cash flows, financial position or results of operations. In addition, as of December 31, 2010, we have recorded a receivable of  $8.6 million for expected cost recoveries that have been deemed probable. As of December 31, 2009, our environmental reserve totaled  $86.3 million and our estimated receivable for environmental cost recoveries totaled  $4.3 million. Additionally, many factors may change in the future affecting our reserve estimates, such as (i) regulatory changes; (ii) groundwater and land use near our sites and (iii) changes in cleanup technology.

Other

We are a defendant in various lawsuits arising from the day-to-day operations of our businesses. Although no assurance can be given, we believe, based on our experiences to date and taking into account established reserves, that the ultimate resolution of such items will not have a material adverse impact on our business, financial position, results of operations or cash flows.

Regulatory Matters	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Regulatory Matters [Abstract]
Regulatory Matters
12.  Regulatory Matters

Kinder Morgan Interstate Gas Transmission Pipeline – Franklin to Hastings Expansion Project

KMIGT has filed a prior notice request to expand and replace certain mainline pipeline facilities to create up to 10,000 dekatherms per day of firm transportation capacity to serve an ethanol plant located near Aurora, Nebraska.  The estimated cost of the facilities is  $18.4 million.  The project was constructed and went into service on April 14, 2011.

FERC Natural Gas Fuel Tracker Proceedings

Trailblazer Pipeline Company LLC

On April 28, 2011, the FERC issued an Order Rejecting Tariff Record and Denying Waiver in Trailblazer Pipeline Company LLC’s annual fuel tracker filing at Docket No. RP11-1939-000.  The order required Trailblazer to make a compliance filing for its annual Expansion Fuel Adjustment Percentage (EFAP) pursuant to its tariff.  In its previous two annual tracker filings, Trailblazer received authorization by the FERC to defer collection of its fuel deferred account until a future period by granting a waiver of various fuel tracker provisions.  In the Docket No. RP11-1939 filing, Trailblazer again asked for tariff waivers that would defer the collection of its fuel deferred account to a future period, which the FERC denied.  Trailblazer has filed for rehearing of the FERC’s April 28, 2011 order, which is pending before the FERC.

On May 2, 2011, Trailblazer filed to re-determine its EFAP in compliance with the April 28, 2011 order, implementing a revised EFAP rate of 8.14%, which included the proposed recovery of the deferred account.  On May 18, 2011, the FERC issued an order rejecting the May 2, 2011 filing, on the basis that the filing to implement a revised EFAP must be accomplished as a new proceeding, not as a compliance filing.  Trailblazer has filed for rehearing of the May 18, 2011 order, which is also pending before the FERC.

On June 3, 2011, Trailblazer filed in a new proceeding, Docket No. RP11-2168-000, revised tariff records to redetermine its EFAP, with a proposed effective date of July 1, 2011.  Trailblazer included three EFAP rate options.  In addition, under two of the options, Trailblazer proposed to continue to defer collection of the deferred account until a future date.  In an order dated July 1, 2011, referred to in this Note as the July 1 Order, the FERC rejected the two options to defer recovery of the deferred account and accepted the option that included recovery of the entire deferred account. Specifically, the FERC approved an EFAP rate of 8.69%, subject to refund, effective July 1, 2011 and established hearing proceedings to determine the appropriate throughput, revenue and cost data to use for determining the EFAP and the composition, accounting and proposed recovery methodology for amounts in the deferred account.  In the July 1 Order, the FERC determined that Trailblazer could not charge negotiated rate shippers a fuel rate above the caps established in their negotiated rate agreements with Trailblazer and that operation of the cap was not an issue for hearing. As a result of this determination, Trailblazer recognized a  $13.1 million operating expense in the second quarter of 2011 for the amount of the deferred costs that is potentially attributable to the negotiated rate shippers. Trailblazer sought rehearing of the July 1 Order, and a prehearing conference held on July 14, 2011 established a procedural schedule that results in a hearing in April 2012.  Trailblazer continues to pursue full recovery of the amount reserved pursuant to the Docket No. RP11-2168-000 proceeding.  Trailblazer has been engaged in settlement discussions with the active parties to this proceeding and has reached an agreement in principle with such parties.  As a result, on October 7, 2011, Trailblazer filed a motion to suspend the procedural schedule for 15 days to allow the parties to resolve the remaining issues in this proceeding and avoid the need for a hearing.  The Chief Judge granted Trailblazer’s motion to suspend the procedural schedule and required a status report on the timing for filing the settlement by October 28, 2011.  Given that the parties continue to finalize the settlement documents, Trailblazer will file to continue to suspend the procedural schedule for another 15-day period.  Upon execution of the necessary settlement documents, Trailblazer will file a motion to terminate the hearing procedure.

On July 25, 2011, Trailblazer filed, in Docket No. RP11-2295-000, to apply the EFAP rate to additional classes of shippers, including interruptible transportation, backhaul transportation, and overrun transportation to be effective September 1, 2011.  On August 31, 2011, the FERC issued an order rejecting Trailblazer’s proposed tariff records on the basis that the tariff changes are contrary to Trailblazer’s Docket No. RP10-492-000 Settlement and violate the prohibition against retroactive ratemaking by proposing to charge shippers for under-recoveries that occurred prior to the effective date of the tariff provision.  Trailblazer has filed for rehearing of the August 31, 2011 order, which is pending before the FERC.  Furthermore, Trailblazer does not expect the entire fuel tracker proceedings discussed above to have a material adverse impact on its business, financial position, results of operations or cash flows.

Rockies Express Pipeline LLC

On March 1, 2011, Rockies Express Pipeline LLC made its annual filing to revise its fuel lost and unaccounted for percentage, referred to as its FL&U rate, applicable to its shippers effective April 1, 2011.  In this filing, Rockies Express requested an increase in its FL&U rate due to a decline in the price of natural gas used to index its FL&U rate that had resulted in a fuel tracker receivable balance as of December 31, 2010.  Rockies Express proposed two options to allow it to recover these costs.

On March 30, 2011, the FERC notified Rockies Express that it had rejected the first option and that the second option, while accepted effective April 1, 2011, was under further FERC review.  This event caused Rockies Express to reconsider the recoverability of a portion of its fuel tracker receivable balance that would have been recovered from one shipper. Therefore, in the first quarter of 2011, Rockies Express reduced its fuel tracker receivable balance by  $8.2 million and recorded the same amount as additional operations and maintenance expense.

NGPL – 2012 Storage Optimization Project – Docket No. CP11-547

On September 20, 2011, NGPL filed with FERC a certificate application regarding its 2012 NGPL Storage Optimization Project.  Specifically, NGPL requested to: (i) construct and operate a new 3,550 horsepower (hp) gas fired compressor unit at NGPL’s existing Compressor Station No. 205 located near Keota in Washington County, Iowa (CS 205); (ii) construct and operate a new “greenfield” compressor station consisting of 22,000 hp electric compressor unit to be located near Altamont in Effingham County, Illinois; (iii) reduce cushion gas inventory by 5 Bcf at NGPL’s North Lansing Storage Field located near Longview in Harrison County, Texas; (iv) abandon in place various gas fired compressor units at NGPL’s Compressor Station No. 310 and 311 located respectively near Centralia in Clinton County, Illinois and near Hammond in Piatt County, Illinois; and (v) obtain a pre-determination that rolled-in rate treatment for the costs of the proposed facilities is appropriate.  The project has a total cost of  $57.6 million.  NGPL requested that FERC issue its order in this proceeding on or before April 30, 2012 to allow for a December 2012 commencement of service for the proposed new facilities.

17.  Regulatory Matters

The tariffs we charge for transportation on our interstate common carrier pipelines are subject to rate regulation by the FERC, under the Interstate Commerce Act.  The Interstate Commerce Act requires, among other things, that interstate petroleum products pipeline rates be just and reasonable and nondiscriminatory.  Pursuant to FERC Order No. 561, effective January 1, 1995, interstate petroleum products pipelines are able to change their rates within prescribed ceiling levels that are tied to an inflation index.  FERC Order No. 561-A, affirming and clarifying Order No. 561, expanded the circumstances under which interstate petroleum products pipelines may employ cost-of-service ratemaking in lieu of the indexing methodology, effective January 1, 1995.  For each of the years ended December 31, 2010, 2009 and 2008, the application of the indexing methodology did not significantly affect tariff rates on our interstate petroleum products pipelines.

Below is a brief description of our ongoing regulatory matters, including any material developments that occurred during 2010.

Natural Gas Pipeline Expansion Filings

Rockies Express Pipeline LLC Meeker to Cheyenne Expansion Project

Pursuant to certain rights exercised by EnCana Gas Marketing USA as a result of its foundation shipper status on the former Entrega Gas Pipeline LLC facilities (now part of the Rockies Express Pipeline), Rockies Express Pipeline LLC requested authorization to construct and operate certain facilities that will comprise its Meeker, Colorado to Cheyenne Hub expansion project.  The proposed expansion would add natural gas compression at its Big Hole compressor station located in Moffat County, Colorado, and its Arlington compressor station located in Carbon County, Wyoming.  Furthermore, the additional compression would permit the transportation of an additional 200 million cubic feet per day of natural gas from (i) the Meeker Hub located in Rio Blanco County, Colorado northward to the Wamsutter Hub located in Sweetwater County, Wyoming and (ii) the Wamsutter Hub eastward to the Cheyenne Hub located in Weld County, Colorado.

By FERC order issued July 16, 2009, Rockies Express Pipeline LLC was granted authorization to construct and operate this project, and it commenced construction on August 4, 2009.  The additional compression at the Big Hole compressor station was made available as of December 9, 2009, and the additional compression at the Arlington compressor station was made available as of October 5, 2010.  The expansion is fully contracted.  The total FERC authorized cost for the proposed project was approximately  $78 million; however, total costs for the project were approximately  $50.5 million.

Kinder Morgan Interstate Gas Transmission Pipeline - Huntsman 2009 Expansion Project

KMIGT filed an application with the FERC for authorization to construct and operate certain storage facilities necessary to increase the storage capability of the existing Huntsman Storage Facility, located near Sidney, Nebraska.  KMIGT also requested approval of new incremental rates for the project facilities under its currently effective Cheyenne Market Center Service Rate Schedule CMC-2.  By FERC order issued September 30, 2009, KMIGT was granted authorization to construct and operate the project, and construction of the project commenced on October 12, 2009.  KMIGT received FERC approval to commence service on the expanded storage project effective February 1, 2010, and KMIGT placed all remaining facilities into service on August 13, 2010.  Total costs for the project were approximately  $10.1 million, significantly under the original budget.

Kinder Morgan Interstate Gas Transmission Pipeline – Franklin to Hastings Expansion Project

KMIGT has filed a prior notice request to expand and replace certain mainline pipeline facilities to create up to 10,000 dekatherms per day of firm transportation capacity to serve an ethanol plant located near Aurora, Nebraska.  The estimated cost of the proposed facilities is  $18.6 million.  On September 24, 2010 Seminole Energy Services, LLC filed a protest to the construction of this project, and the protest was subsequently denied by the FERC in an order issued October 15, 2010.  KMIGT is proceeding with the construction of this project which is expected to be completed in early spring 2011.

Fayetteville Express Pipeline LLC – Docket No.CP09-433-000

In January 2011, construction was fully completed on the previously announced Fayetteville Express Pipeline project.  The Fayetteville Express Pipeline is owned by Fayetteville Express Pipeline LLC, a 50/50 joint venture between KMP and Energy Transfer Partners, L.P.  The Fayetteville Express Pipeline is a 187-mile, 42-inch diameter natural gas pipeline that begins in Conway County, Arkansas, continues eastward through White County, Arkansas, and terminates at an interconnection with Trunkline Gas Company's pipeline in Panola County, Mississippi.  The pipeline will have an initial capacity of two billion cubic feet per day, and has currently secured binding commitments for approximately ten years totaling 1.85 billion cubic feet per day of capacity.

On December 17, 2009, the FERC approved the pipeline's certificate application authorizing pipeline construction, and initial construction on the project began in January 2010.  The pipeline began interim transportation service on October 12, 2010, and began firm contract transportation for all shippers on January 1, 2011.  KMP's current estimate of total construction costs on the project is slightly less than  $1.0 billion (versus the original budget of  $1.3 billion).

Products Pipelines and Natural Gas Pipelines Regulatory Proceedings

For information on our pipeline regulatory proceedings, see Note 16 “Litigation, Environmental and Other Contingencies-Federal Energy Regulatory Commission Proceedings” and “-California Public Utilities Commission Proceedings.”

Recent Accounting Pronouncements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements
13. Recent Accounting Pronouncements

Accounting Standards Updates

None of the Accounting Standards Updates (ASU) that we adopted and that became effective January 1, 2011 had a material impact on our consolidated financial statements.

ASU No. 2011-04

On May 12, 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  This ASU amends U.S. generally accepted accounting principles (GAAP) and results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and international financial reporting standards (IFRS). The amendments in this ASU change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements; however, the amendment’s requirements do not extend the use of fair value accounting, and for many of the requirements, the FASB does not intend for the amendments to result in a change in the application of the requirements in the “Fair Value Measurement” Topic of the Codification. Additionally, ASU No. 2011-04 includes some enhanced disclosure requirements, including an expansion of the information required for Level 3 fair value measurements. ASU No. 2011-04 is effective for interim and annual periods beginning on or after December 15, 2011 (January 1, 2012 for us). The amendments in this ASU are to be applied prospectively, and early adoption is prohibited. We are currently reviewing the effects of ASU No. 2011-04.

ASU No. 2011-05

On June 16, 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income.”  This ASU eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. An entity can elect to present items of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements. ASU No. 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 (January 1, 2012 for us) and interim and annual periods thereafter. Early adoption is permitted, and full retrospective application is required. Since this ASU pertains to disclosure requirements only, the adoption of this ASU will not have a material impact on our consolidated financial statements.

ASU No. 2011-08

On September 15, 2011, the FASB issued ASU No. 2011-8, “Testing Goodwill for Impairment.”  This ASU allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test prescribed by current accounting principles.  However, the quantitative impairment test is required if an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount.  An entity can choose to perform the qualitative assessment on none, some or all of its reporting units.  Moreover, an entity can bypass the qualitative assessment for any reporting unit in any period and proceed directly to the quantitative goodwill impairment test, and then resume performing the qualitative assessment in any subsequent period.  ASU No. 2011-8 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (January 1, 2012 for us), and early adoption is permitted.  We performed our 2011 annual goodwill impairment test on May 31, and we are currently reviewing the effects of ASU No. 2011-8.

ASU No. 2011-09

On September 21, 2011, the FASB issued ASU No. 2011-9, “Compensation – Retirement Benefits – Multiemployer Plans (Subtopic 715-80).”  The amendments in this ASU require that employers provide, on an annual basis, additional separate disclosures for all individually significant multiemployer pension plans and multiemployer other postretirement benefit plans.  The revisions do not change the current recognition and measurement guidance for an employer’s participation in a multiemployer plan.  ASU No. 2011-9 is effective for fiscal years ending after December 15, 2011 (December 31, 2011 for us).  Early adoption is permitted and retrospective application is required.  We are currently reviewing the effects of ASU No. 2011-9.

18.  Recent Accounting Pronouncements

Accounting Standards Updates

In December 2009, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2009-16, “Accounting for Transfers of Financial Assets” and ASU No. 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”  ASU No. 2009-16 amended the Codification's “Transfers and Servicing” Topic to include the provisions included within the FASB's previous Statement of Financial Accounting Standards (SFAS) No. 166, “Accounting for Transfers of Financial Assets-an amendment of FASB Statement No. 140,” issued June 12, 2009.  ASU No. 2009-17 amended the Codification's “Consolidations” Topic to include the provisions included within the FASB's previous SFAS No. 167, “Amendments to FASB Interpretation No. 46(R),” also issued June 12, 2009.  These two Updates changed the way entities must account for securitizations and special-purpose entities.  ASU No. 2009-16 requires more information about transfers of financial assets, including securitization transactions, and where companies have continuing exposure to the risks related to transferred financial assets.  ASU No. 2009-17 changes how a company determines whether an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated.

For us, both ASUs were effective January 1, 2010; however, the adoption of these ASUs did not have a material impact on our consolidated financial statements.  The principal impact of ASU No. 2009-17 is that, effective January 1, 2010 we no longer consolidate Triton Power Company LLC in our consolidated financial statements.  There is no impact to “Net Income Attributable to Kinder Morgan, Inc.” relating to the exclusion of Triton Power Company LLC, however, we have shown the excluded Triton Power Company LLC's (i)  $17.5 million cash and cash equivalent balance at December 31, 2009 as a “Deconsolidation of variable interest entity due to the implementation of ASU 2009-17” in our accompanying consolidated statement of cash flows for the year ended December 31, 2010 and (ii)  $45.9 million noncontrolling interest balance at December 31, 2009 as a reduction to our noncontrolling interests in our accompanying consolidated statements of members' equity for the year ended December 31, 2010.  In addition, as a result of the implementation of ASU 2009-17, effective January 1, 2010, we (i) include the transactions and balances of our business trusts, K N Capital Trust I and K N Capital Trust III, in our consolidated financial statements and (ii) no longer include our Junior Subordinated Deferrable Interest Debentures issued to the Capital Trusts.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements.”  This ASU requires both the gross presentation of activity within the Level 3 fair value measurement roll forward and the details of transfers in and out of Levels 1 and 2 fair value measurements.  It also clarifies certain disclosure requirements on the level of disaggregation of fair value measurements and disclosures on inputs and valuation techniques.  For us, this ASU was effective January 1, 2010 (except for the Level 3 roll forward which was effective for us January 1, 2011); however, because this ASU pertains to disclosure requirements only, the adoption of this ASU did not have a material impact on our consolidated financial statements. Furthermore, during each of the years ended December 31, 2010 and 2009, we made no transfers in and out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

In July 2010, the FASB issued Accounting Standards Update No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses.”  ASU No. 2010-20 requires companies that hold financing receivables, which include loans, lease receivables, and the other long-term receivables to provide more information in their disclosures about the credit quality of their financing receivables and the credit reserves held against them.  On December 31, 2010, we adopted all amendments that require disclosures as of the end of a reporting period, and on January 1, 2011, we adopted all amendments that require disclosures about activity that occurs during a reporting period (the remainder of this ASU).  The adoption of this ASU did not have a material impact on our consolidated financial statements.

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited) [Abstract]
Quarterly Financial Data (Unaudited)
19.  Quarterly Financial Data (Unaudited)

	Operating Revenues	Operating Income	Net Income (Loss)
	(In millions)
2010
First Quarter(a)	$2,157.6	$244.4	$(179.9)
Second Quarter	1,990.9	405.4	260.3
Third Quarter(b)	2,088.2	181.1	52.6
Fourth Quarter	1,953.9	449.8	166.6
2009
First Quarter	$1,828.9	$309.9	$144.9
Second Quarter	1,693.3	346.7	209.1
Third Quarter	1,712.3	391.2	229.4
Fourth Quarter	1,950.7	359.4	189.7
____________

(a)	First quarter 2010 includes a $158.0 million increase in expense associated with rate case liability adjustments and a $430.0 million impairment on our investment in NGPL.
(b)	Third quarter 2010 includes $200.0 million in expense associated with the Going Private Transaction litigation settlement.

Supplemental Information on Oil and Gas Producing Activities (Unaudited)	12 Months Ended
Dec. 31, 2010
Supplemental Information on Oil and Gas Producing Activities (Unaudited) [Abstract]
Supplemental Information on Oil and Gas Producing Activities (Unaudited)
20.  Supplemental Information on Oil and Gas Producing Activities (Unaudited)

Operating Statistics

Operating statistics from KMP's oil and gas producing activities for each of the years 2010, 2009 and 2008 are shown in the following table:

Results of Operations for Oil and Gas Producing Activities – Unit Prices and Costs

	Year Ended December 31,
	2010	2009	2008
Consolidated Companies(a)
Production costs per barrel of oil equivalent(b)(c)(d)	$12.58	$11.44	$15.70
Crude oil production (MBbl/d)	35.5	37.4	36.2
SACROC crude oil production (MBbl/d)	24.3	25.1	23.3
Yates crude oil production (MBbl/d)	10.7	11.8	12.3

Natural gas liquids production (MBbl/d)(d)	5.8	5.4	4.8
Natural gas liquids production from gas plants(MBbl/d)(e)	4.2	4.0	3.5
Total natural gas liquids production(MBbl/d)	10.0	9.4	8.3
SACROC natural gas liquids production (MBbl/d)(d)	5.5	5.3	4.6
Yates natural gas liquids production (MBbl/d)(d)	0.2	0.1	0.2

Natural gas production (MMcf/d)(d)(f)	1.4	0.9	1.4
Natural gas production from gas plants(MMcf/d)(e)(f)	1.9	0.7	0.2
Total natural gas production(MMcf/d)(f)	3.3	1.6	1.6
Yates natural gas production (MMcf/d)(d)(f)	1.3	0.8	1.3

Average sales prices including hedge gains/losses:
Crude oil price per Bbl(g)	$59.96	$49.55	$49.42
Natural gas liquids price per Bbl(g)	$50.34	$37.70	$63.48
Natural gas price per Mcf(h)	$4.08	$3.45	$7.73
Total natural gas liquids price per Bbl(e)	$51.03	$37.96	$63.00
Total natural gas price per Mcf(e)	$4.10	$3.53	$7.63
Average sales prices excluding hedge gains/losses:
Crude oil price per Bbl(g)	$76.93	$59.03	$97.70
Natural gas liquids price per Bbl(g)	$50.34	$37.70	$63.48
Natural gas price per Mcf(h)	$4.08	$3.45	$7.73
____________
(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)
Computed using production costs, excluding transportation costs, as defined by the SEC.  Natural gas volumes were converted to barrels of oil equivalent using a conversion factor of six mcf of natural gas to one barrel of oil.

(c)	Production costs include labor, repairs and maintenance, materials, supplies, fuel and power, and general and administrative expenses directly related to oil and gas producing activities.
(d)	Includes only production attributable to leasehold ownership.
(e)	Includes production attributable to KMP's ownership in processing plants and third party processing agreements.
(f)	Excludes natural gas production used as fuel.
(g)	Hedge gains/losses for crude oil and natural gas liquids are included with crude oil.
(h)	Natural gas sales were not hedged.

The following three tables provide supplemental information on oil and gas producing activities, including (i) capitalized costs related to oil and gas producing activities; (ii) costs incurred for the acquisition of oil and gas producing properties and for exploration and development activities and (iii) the results of operations from oil and gas producing activities.

Capitalized costs consisted of the following (in millions):

Capitalized Costs Related to Oil and Gas Producing Activities

	As of December 31,
	2010	2009	2008
Consolidated Companies(a)
Wells and equipment, facilities and other	$3,158.8	$2,920.7	$2,595.4
Leasehold	433.1	433.5	429.8
Total proved oil and gas properties	3,591.9	3,354.2	3,025.2
Unproved property(b)	88.3	10.2	-
Accumulated depreciation and depletion	(2,235.4)	(1,764.0)	(1,155.6)
Net capitalized costs	$1,444.8	$1,600.4	$1,869.6
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries. Includes capitalized asset retirement costs and associated accumulated depreciation.
(b)	The unproved amounts consist of capitalized costs related to the Katz Strawn Unit, which is in the initial stages of the carbon dioxide floding operation.

For each of the years 2010, 2009 and 2008, KMP's costs incurred for property acquisition, exploration and development were as follows (in millions):

Costs Incurred in Exploration, Property Acquisitions and Development

	Year Ended December 31,
	2010	2009	2008
Consolidated Companies(a)
Property acquisition – proved oil and gas properties	$-	$5.3	$-
Development	326.0	330.3	495.2
____________

(a)
Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.  During 2010, KMP spent  $78.2 million on unproved properties development costs related to the Katz Strawn Unit, which is in the initial stages of the carbon dioxide flooding operation.  No exploration costs were incurred for the periods reported.

KMP's results of operations from oil and gas producing activities for each of the years 2010, 2009 and 2008 are shown in the following table (in millions):

Results of Operations for Oil and Gas Producing Activities

	Year Ended December 31,
	2010	2009	2008
Consolidated Companies(a)
Revenues(b)	$903.2	$767.0	$785.5
Expenses:
Production costs(c)	229.5	188.8	308.4
Other operating expenses(d)	62.7	53.3	99.0
Depreciation, depletion and amortization expenses	406.3	441.4	342.2
Total expenses	698.5	683.5	749.6
Results of operations for oil and gas producing activities	$204.7	$83.5	$35.9
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.

(b)	Revenues include losses attributable to KMP's hedging contracts of $219.9 million, $129.5 million and $693.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.
(c)
The decrease in operating expenses in 2009 compared to 2008 was primarily due to (i) lower prices charged by the industry's material and service providers (for items such as outside services, maintenance, and well workover services), which impacted rig costs, other materials and services, and capital and exploratory costs; (ii) lower fuel and utility rates and (iii) the successful renewal of lower priced service and supply contracts negotiated since the end of 2008.

(d)	Consists primarily of carbon dioxide expense.

Supplemental information is also provided for the following three items (i) estimated quantities of proved oil and gas reserves; (ii) the standardized measure of discounted future net cash flows associated with proved oil and gas reserves; and (iii) a summary of the changes in the standardized measure of discounted future net cash flows associated with proved oil and gas reserves.

The technical persons responsible for preparing the reserves estimates presented in this Note meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the standards pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers.  They are independent petroleum engineers, geologists, geophysicists, and petrophysicists; they do not own an interest in KMP's oil and gas properties; and we do not employ them on a contingent basis. Our employee who is primarily responsible for overseeing Netherland, Sewell and Associate, Inc.'s preparation of the reserves estimates is a registered Professional Engineer in the states of Texas and Kansas with a Doctorate of Engineering from the University of  Kansas.  He is a member of the Society of Petroleum Engineers and has over 25 years of professional engineering experience.

We believe the geologic and engineering data examined provides reasonable assurance that the proved reserves are recoverable in future years from known reservoirs under existing economic and operating conditions.  Estimates of proved reserves are subject to change, either positively or negatively, as additional information becomes available and contractual and economic conditions change.

Furthermore, our management is responsible for establishing and maintaining adequate internal control over financial reporting, which includes the estimation of our oil and gas reserves.  We maintain internal controls and guidance to ensure the reliability of our crude oil, natural gas liquids and natural gas reserves estimations, as follows:

▪	no employee's compensation is tied to the amount of recorded reserves;

▪
we follow comprehensive SEC compliant internal policies to determine and report proved reserves, and its reserve estimates are made by experienced oil and gas reservoir engineers or under their direct supervision;

▪
we review our reported proved reserves at each year-end, and at each year-end, the CO2-KMP business segment managers and the Vice President (President, CO2-KMP) reviews all significant reserves changes and all new proved developed and undeveloped reserves additions; and

▪	the CO2-KMP business segment reports independently of our other six remaining reportable business segments.

For more information on our controls and procedures, see Item 9A “Controls and Procedures-Management's Report on Internal Control Over Financial Reporting” included in our Annual Report on Form 10-K for the year ended December 31, 2010.

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, that is, current prices and costs calculated as of the date the estimate is made.  Beginning in 2009, pricing is applied based upon the twelve month unweighted arithmetic average of the first day of the month price for the year.  For prior years, pricing was based on the price as of year end.  Future development and production costs are determined based upon actual cost at year-end.  Proved developed reserves are the quantities of crude oil, natural gas liquids and natural gas expected to be recovered through existing investments in wells and field infrastructure under current operating conditions.  Proved undeveloped reserves require additional investments in wells and related infrastructure in order to recover the production.

As of December 31, 2008, KMP had 53.4 million barrels of crude oil and 4.3 million barrels of natural gas liquids classified as proved developed reserves.  Also as of year end 2008, KMP had 25.2 million barrels of crude oil and 2.6 million barrels of natural gas liquids classified as proved undeveloped reserves.

During 2009 production from the fields totaled 13.7 million barrels of oil and 2.0 million barrels of natural gas liquids.  In addition, KMP incurred  $330.3 million in capital costs which resulted in the development of 7.4 million barrels of oil and 0.4 million barrels of natural gas liquids and their transfer from the proved undeveloped category.  These reclassifications reflect the transfer of 29.2% of crude oil and 13.7% of natural gas liquids from the proved undeveloped reserves reported as of December 31, 2008 to the proved developed classification of reserves reported as of December 31, 2009.

Also during 2009, previous estimates of proved undeveloped reserves were revised upwards by 15.9 million barrels of crude oil and 1.1 million barrels of natural gas liquids.  These revisions were due primarily to utilizing a higher prescribed oil price basis for year end 2009 ( $57.65 per barrel) than year end 2008 ( $41.00 per barrel).  The higher oil price basis resulted in 75 patterns being added to KMP's  SACROC carbon dioxide flood project; also, the SACROC carbon dioxide flood project life was extended from 2014 to 2018.  These revisions to our previous estimates, as well as the transfer of proved undeveloped reserves to the proved developed category, as discussed above, resulted in the percentage of proved undeveloped reserves increasing from 32.4% at year end 2008 to 42.6% at year end 2009.

After giving effect to production, revisions to previous estimates and minor purchases of reserves in place, during 2009 total proved reserves of crude oil increased by 2.2 million barrels and total proved reserves of natural gas liquids decreased by 0.9 million barrels.  As of December 31, 2009, KMP had 47.0 million barrels of crude oil and 2.7 million barrels of natural gas liquids classified as proved developed reserves.  Also as of year end 2009, KMP had 33.8 million barrels of crude oil and 3.2 million barrels of natural gas liquids classified as proved undeveloped reserves.  Total proved reserves as of December 31, 2009 were 80.8 million barrels of oil and 5.9 million barrels of natural gas liquids.

During 2010, production from the fields totaled 13.0 million barrels of crude oil and 2.1 million barrels of natural gas liquids.  In addition, KMP incurred  $248.0 million in capital costs which resulted in the development of 10.0 million barrels of crude oil and 1.3 million barrels of natural gas liquids and their transfer from the proved undeveloped category to the proved developed category.  These reclassifications reflect the transfer of 29.6% of crude oil and 39.9% of natural gas liquids from the proved undeveloped reserves reported as of December 31, 2009 to the proved developed classification of reserves reported as of December 31, 2010.

Also during 2010, previous estimates of proved developed reserves were revised upwards by 12.3 million barrels of crude oil and 0.4 million barrels of natural gas liquids and proved undeveloped reserves were revised upward by 4.0 million barrels of crude oil and 0.7 million barrels of natural gas liquids.  Almost 90 percent of the revisions were associated with our third party oil and gas consultants revising the methodology used to estimate reserves for KMP's Yates Field Unit in order to take greater account of the reservoir mechanisms associated with carbon dioxide injection, for which there are now seven years of history.  The revised methodology used to forecast the Yates Field Unit future performance utilizes a volume balance based on a correlation of historical production to observed oil saturations and reservoir volume factors during the life of the Yates Field with emphasis on the period from 1996 through 2010. A portion of these revisions is attributed to utilizing a higher prescribed oil price basis to calculate reserves ( $75.96 per barrel for year end 2010 versus  $57.65 per barrel for year end 2009).

These revisions to the previous estimates, as well as the transfer of proved undeveloped reservers to the proved developed category as discussed above, resulted in the percentage of proved undeveloped reserves decreasing from 42.6% at year end 2009 to 33.9% at year end 2010.  After giving effect to production and revisions to previous estimates during 2010, total proved reserves of crude oil increased by 3.3 million barrels and total proved reserves of natural gas liquids decreased by 1.1 million barrels.

As of December 31, 2010 we had 56.4 million barrels of crude oil and 2.2 million barrels of natural gas liquids classified as proved developed reserves.  Also, as of year end 2010, we had 27.8 million barrels of crude oil and 2.6 million barrels of natural gas liquids classified as proved undeveloped reserves.  Total proved reserves as of December 31, 2010 were 84.2 million barrels of crude oil and 4.9 million barrels of natural gas liquids. We currently expect that the proved undeveloped reserves reported  as of December 31, 2010 will be developed within the next five years.

During 2010, we filed estimates of KMP's oil and gas reserves for the year 2009 with the Energy Information Administration of the U. S. Department of Energy on Form EIA-23.  The data on Form EIA-23 was presented on a different basis, and included 100% of the oil and gas volumes from KMP's operated properties only, regardless of its net interest.  The difference between the oil and gas reserves reported on Form EIA-23 and those reported in this Note exceeds 5%.

The following Reserve Quantity Information table discloses estimates, as of December 31, 2010, of proved crude oil, natural gas liquids and natural gas reserves, prepared by Netherland, Sewell and Associates, Inc. (independent oil and gas consultants), of Kinder Morgan CO2 Company, L.P. and its consolidated subsidiaries' interests in oil and gas properties, all of which are located in the state of Texas.  This data has been prepared using current prices and costs, as discussed above, and the estimates of reserves and future revenues in this Note conform to the guidelines of the U.S. Securities and Exchange Commission (SEC).

Reserve Quantity Information

	Consolidated Companies(a)
	Crude Oil (MBbls)	NGLs (MBbls)	Natural Gas (MMcf)(b)
Proved developed and undeveloped reserves:
As of December 31, 2007	121,355	11,112	1,078
Revisions of previous estimates(c)	(29,536)	(2,490)	695
Production	(13,240)	(1,762)	(499)
As of December 31, 2008	78,579	6,860	1,274
Revisions of previous estimates(d)	15,900	1,018	(293)
Production	(13,688)	(1,995)	(298)
Purchases of reserves in place	53	37	15
As of December 31, 2009	80,844	5,920	698
Revisions of previous estimates(e)	16,294	1,059	2,923
Production	(12,962)	(2,116)	(523)
As of December 31, 2010	84,176	4,863	3,098

Proved developed reserves:
As of December 31, 2008	53,346	4,308	1,274
As of December 31, 2009	47,058	2,665	698
As of December 31, 2010	56,423	2,221	3,098

Proved undeveloped reserves:
As of December 31, 2008	25,233	2,552	-
As of December 31, 2009	33,786	3,255	-
As of December 31, 2010	27,753	2,642	-
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Natural gas reserves are computed at 14.65 pounds per square inch absolute and 60 degrees fahrenheit.
(c)	Predominantly due to lower product prices used to determine reserve volumes.
(d)	Predominantly due to higher product prices resulting in an expanded economic carbon dioxide project area.
(e)	Predominantly due to higher product prices used to determine reserve volumes and the change in methodology discussed above.

The standardized measure of discounted cash flows and summary of the changes in the standardized measure computation from year-to-year are prepared in accordance with the “Extractive Activities-Oil and Gas” Topic of the Codification.  The assumptions that underly the computation of the standardized measure of discounted cash flows, presented in the table below, may be summarized as follows:

▪	the standardized measure includes our estimate of proved crude oil, natural gas liquids and natural gas reserves and projected future production volumes based upon year-end economic conditions;

▪
for 2010 and 2009, pricing is applied based upon the 12 month unweighted arithmetic average of the first day of the month price for the year, and for 2008, was based upon the price as of the end of the year;

▪	future development and production costs are determined based upon actual cost at year-end;

▪	the standardized measure includes projections of future abandonment costs based upon actual costs at year-end; and

▪	a discount factor of 10% per year is applied annually to the future net cash flows.

The standardized measure of discounted future net cash flows from proved reserves were as follows (in millions):

Standardized Measure of Discounted Future Net Cash Flows From
Proved Oil and Gas Reserves

	As of December 31,
	2010	2009	2008
Consolidated Companies(a)
Future cash inflows from production	$6,665.8	$4,898.0	$3,498.0
Future production costs	(2,387.9)	(1,951.5)	(1,671.6)
Future development costs(b)	(1,433.7)	(1,179.7)	(910.3)
Undiscounted future net cash flows	2,844.2	1,766.8	916.1
10% annual discount	(946.6)	(503.5)	(257.7)
Standardized measure of discounted future net cash flows	$1,897.6	$1,263.3	$658.4
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Includes abandonment costs.

The following table represents our estimate of changes in the standardized measure of discounted future net cash flows from proved reserves (in millions):

Changes in the Standardized Measure of Discounted Future Net Cash Flows From
Proved Oil and Gas Reserves

	As of December 31,
	2010	2009	2008
Consolidated Companies(a)
Present value as of January 1	$1,263.3	$658.4	$4,078.4
Changes during the year:
Revenues less production and other costs(b)	(828.2)	(652.7)	(1,012.4)
Net changes in prices, production and other costs(b)	890.0	915.7	(3,076.9)
Development costs incurred	248.0	330.3	495.2
Net changes in future development costs	(296.6)	(445.4)	231.1
Purchases of reserves in place	-	-	-
Revisions of previous quantity estimates(c)	494.2	391.1	(417.1)
Accretion of discount	126.9	65.9	392.9
Timing differences and other	-	-	(32.8)
Net change for the year	634.3	604.9	(3,420.0)
Present value as of December 31	$1,897.6	$1,263.3	$658.4
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Excludes the effect of losses attributable to KMP's hedging contracts of $219.9 million, $129.5 million and $639.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.
(c)
2010 revisions were primarily due to higher product prices used to determine reserve volumes and the change in methodology discussed above.  2009 revisions were primarily due to higher product prices resulting in an expanded economic carbon dioxide project area.  2008 revisions were predominately due to lower product prices used to determine reserve volumes.

Reconciliation of Significant Asset Balances	9 Months Ended
Sep. 30, 2011
Reconciliation of Significant Asset Balances [Abstract]
Reconciliation of Significant Asset Balances
14.  Reconciliation of Significant Asset Balances

The following is a reconciliation between KMP's significant asset balances as reported in KMP's Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, incorporated by reference, and our consolidated asset balances as shown on our accompanying consolidated balance sheets (in millions):

	September 30, 2011	December 31, 2010
Property, plant and equipment, net–KMP	$15,344.1	$14,603.9
Purchase accounting adjustments associated with our investment in KMP	2,344.7	2,445.2
Property, plant and equipment, net–KMI	27.1	21.6
Property, plant and equipment, net	$17,715.9	$17,070.7

Investments–KMP	$3,272.5	$3,886.0
Purchase accounting adjustments associated with our investment in KMP	136.5	139.3
Investments–KMI	259.7	265.8
Investments	$3,668.7	$4,291.1

Goodwill–KMP	$1,303.3	$1,233.6
Purchase accounting adjustments associated with our investment in KMP	3,637.3	3,597.3
Goodwill	$4,940.6	$4,830.9